UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4008

Fidelity Investment Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2011

Item 1. Reports to Stockholders

Fidelity's

Targeted International Equity

Funds®

Fidelity® Canada Fund

Fidelity China Region Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Pacific Basin Fund

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Fidelity® Canada Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity® China Region Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Emerging Asia Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Emerging Markets Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Europe Capital Appreciation Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Europe Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Japan Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Japan Smaller Companies Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Latin America Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Nordic Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Fidelity Pacific Basin Fund	(Click Here)	Performance
	(Click Here)	Management's Discussion of Fund Performance
	(Click Here)	Shareholder Expense Example
	(Click Here)	Investment Changes
	(Click Here)	Investments
	(Click Here)	Financial Statements
	(Click Here)	Notes to Financial Statements
Reports of Independent Registered Public Accounting Firms	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Proxy Voting Results	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Fidelity Canada Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity® Canada Fund	-1.33%	3.62%	13.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Canada Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period.

Annual Report

Fidelity Canada Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Douglas Lober, Portfolio Manager of Fidelity® Canada Fund: For the 12 months ending October 31, 2011, the fund's Retail Class shares declined 1.33%, trailing the 1.60% gain of the S&P/TSX Composite Index. It was a challenging year for equities worldwide. Canadian stocks enjoyed a strong surge in the first half of the period, only to see most of those gains erased during the summer, when heightened macroeconomic and sovereign debt concerns fueled a sharp sell-off in the market. Against this backdrop, positioning in energy, financials and industrials detracted meaningfully versus the index, as did an overweighting in the weak materials sector. Conversely, positioning within the hard-hit information technology sector contributed the most, largely due to underweighting and then selling poor-performing Research In Motion, maker of the BlackBerry® personal communications device. Larger-than-index exposure to the strong-performing health care group also helped. On an individual stock basis, three of the four biggest detractors were energy names, with the largest blow coming from an underweighting in pipleline developer TransCanada. The stock gained 20% for the year, as investors were attracted to the company's solid dividend yield amid the market uncertainty. Canadian Natural Resources and Precision Drilling, two crude-oil-oriented energy companies, experienced volatile stock price swings during the period, and my untimely ownership of both created a head wind for the fund. Elsewhere, a poorly timed overweighting in First Quantum Minerals detracted, as copper prices fell. On the upside, overweighting Valeant Pharmaceuticals International helped, as shares of the specialty pharmaceuticals firm benefited from strong earnings and small additive acquisitions during the period. Scant exposure to Encana, a natural gas exploration and production company in the index that performed poorly, also provided a lift. In materials, major gold miner Goldcorp helped, as the price of the yellow metal climbed more than 25% during the period, due in part to a generally weakening U.S. dollar and concern about a potential global financial crisis. Also in this space, shares of Consolidated Thompson Iron Mines got a boost when the firm agreed to be acquired by Cliffs Natural Resources in January, a deal that closed in May.

Note to shareholders: Fidelity Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2011, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.11%
Actual		$ 1,000.00	$ 829.20	$ 5.12
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class T	1.41%
Actual		$ 1,000.00	$ 828.10	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.17
Class B	1.90%
Actual		$ 1,000.00	$ 825.90	$ 8.74
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.86%
Actual		$ 1,000.00	$ 826.20	$ 8.56
HypotheticalA		$ 1,000.00	$ 1,015.83	$ 9.45
Canada	.81%
Actual		$ 1,000.00	$ 830.50	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Institutional Class	.82%
Actual		$ 1,000.00	$ 830.40	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,021.07	$ 4.18

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Canada	95.8%
United States of America	4.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Canada	93.5%
United States of America	6.2%
United Kingdom	0.2%
France	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.8	98.2
Short-Term Investments and Net Other Assets	0.2	1.8
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
The Toronto-Dominion Bank (Commercial Banks)	5.4	4.1
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.9	2.2
Bank of Nova Scotia (Commercial Banks)	3.9	3.3
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3.8	5.0
Goldcorp, Inc. (Metals & Mining)	3.7	5.8
Open Text Corp. (Internet Software & Services)	3.5	0.8
Canadian National Railway Co. (Road & Rail)	3.5	2.5
Bank of Montreal (Commercial Banks)	3.3	1.8
Potash Corp. of Saskatchewan, Inc. (Chemicals)	3.1	3.3
BCE, Inc. (Diversified Telecommunication Services)	2.8	1.5
	36.9
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	23.4	27.3
Materials	23.4	22.9
Financials	22.8	22.8
Telecommunication Services	5.6	2.7
Information Technology	5.5	3.5
Consumer Discretionary	5.5	4.2
Industrials	5.4	7.4
Health Care	4.7	6.5
Consumer Staples	2.6	0.9
Utilities	0.9	0.0

Annual Report

Fidelity Canada Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 5.5%
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	150,000	$ 13,927,500
Tim Hortons, Inc. (Canada)	1,010,300	49,721,942
		63,649,442
Media - 1.4%
Astral Media, Inc. Class A (non-vtg.)	400,000	13,731,253
Cineplex, Inc.	250,000	6,638,411
Corus Entertainment, Inc. Class B (non-vtg.)	600,000	11,490,194
Quebecor, Inc. Class B (sub. vtg.)	750,000	25,956,764
		57,816,622
Multiline Retail - 1.7%
Dollar Tree, Inc. (a)	350,000	27,986,000
Dollarama, Inc.	1,134,975	42,718,826
		70,704,826
Textiles, Apparel & Luxury Goods - 0.9%
Gildan Activewear, Inc.	166,400	4,293,332
lululemon athletica, Inc. (a)	437,600	24,715,648
NIKE, Inc. Class B	100,000	9,635,000
		38,643,980
TOTAL CONSUMER DISCRETIONARY		230,814,870
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 2.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,090,200	32,809,349
Metro, Inc. Class A (sub. vtg.)	785,165	38,468,635
Whole Foods Market, Inc.	320,000	23,078,400
		94,356,384
Food Products - 0.3%
Saputo, Inc.	350,000	14,458,544
TOTAL CONSUMER STAPLES		108,814,928
ENERGY - 23.4%
Energy Equipment & Services - 1.1%
Calfrac Well Services Ltd.	150,000	4,649,646
Precision Drilling Corp. (a)	1,200,000	13,915,835
Trican Well Service Ltd.	600,000	10,611,426
Trinidad Drilling Ltd.	2,303,400	18,023,293
		47,200,200
Oil, Gas & Consumable Fuels - 22.3%
Baytex Energy Corp. (d)	1,800,000	95,141,696
Canadian Natural Resources Ltd.	1,700,000	59,960,877
Canadian Oil Sands Ltd.	1,400,000	32,442,193
Celtic Exploration Ltd. (a)	54,500	1,349,857
Celtic Exploration Ltd. (e)	1,700,000	42,105,633
Cenovus Energy, Inc.	2,700,000	92,469,278

	Shares	Value
Crescent Point Energy Corp. (d)	583,400	$ 24,913,817
Enbridge, Inc.	4,737,800	164,113,191
Encana Corp.	1,000,000	21,688,318
Imperial Oil Ltd.	250,000	10,352,611
Keyera Corp.	1,083,402	49,417,955
Open Range Energy Corp. (a)	61,200	704,796
Painted Pony Petroleum Ltd. (a)(e)	113,000	1,381,823
Petrominerales Ltd.	192,130	5,068,986
Peyto Exploration & Development Corp. (d)	300,000	6,545,619
Suncor Energy, Inc.	5,007,600	159,493,705
Surge Energy, Inc. (a)(e)	632,000	5,566,494
Talisman Energy, Inc.	3,400,000	48,227,918
Tourmaline Oil Corp. (a)	850,000	28,258,013
Tourmaline Oil Corp. (a)(e)	380,000	12,632,994
TransCanada Corp.	800,000	34,003,110
Trilogy Energy Corp.	700,000	23,847,118
Vermilion Energy, Inc. (d)	300,000	14,132,517
		933,818,519
TOTAL ENERGY		981,018,719
FINANCIALS - 22.8%
Capital Markets - 0.4%
Morgan Stanley	500,000	8,820,000
State Street Corp.	200,000	8,078,000
		16,898,000
Commercial Banks - 17.2%
Bank of Montreal (d)	2,300,000	135,875,006
Bank of Nova Scotia	3,100,000	163,357,576
Canadian Imperial Bank of Commerce	1,054,600	79,450,730
Canadian Western Bank, Edmonton	200,000	5,718,012
National Bank of Canada	700,000	49,955,359
Royal Bank of Canada (d)	890,000	43,408,537
The Toronto-Dominion Bank (d)	2,973,800	224,425,922
U.S. Bancorp	700,000	17,913,000
		720,104,142
Insurance - 3.0%
Industrial Alliance Life Insurance Co.	600,000	19,519,486
Intact Financial Corp.	1,560,925	87,092,991
MetLife, Inc.	600,000	21,096,000
		127,708,477
Real Estate Investment Trusts - 0.8%
RioCan (REIT)	1,400,000	35,517,881
Real Estate Management & Development - 1.4%
Brookfield Asset Management, Inc. Class A	1,550,000	44,843,256
Brookfield Properties Corp.	800,000	13,129,357
		57,972,613
TOTAL FINANCIALS		958,201,113
Common Stocks - continued
	Shares	Value
HEALTH CARE - 4.7%
Health Care Technology - 2.7%
SXC Health Solutions Corp. (a)	2,403,234	$ 111,573,125
Pharmaceuticals - 2.0%
Valeant Pharmaceuticals International, Inc. (Canada)	2,184,871	86,268,268
TOTAL HEALTH CARE		197,841,393
INDUSTRIALS - 5.4%
Aerospace & Defense - 0.2%
Bombardier, Inc. Class B (sub. vtg.) (d)	2,100,000	8,679,340
Airlines - 0.1%
Air Canada Class A (a)	2,975,000	4,297,537
Commercial Services & Supplies - 0.7%
Progressive Waste Solution Ltd.	1,384,000	29,155,841
Construction & Engineering - 0.5%
SNC-Lavalin Group, Inc.	400,000	20,099,313
Machinery - 0.3%
Cummins, Inc.	100,000	9,943,000
Road & Rail - 3.5%
Canadian National Railway Co.	1,890,000	148,037,518
Trading Companies & Distributors - 0.1%
Finning International, Inc.	200,000	4,674,725
TOTAL INDUSTRIALS		224,887,274
INFORMATION TECHNOLOGY - 5.5%
Internet Software & Services - 3.5%
Open Text Corp. (a)	2,430,407	148,747,686
IT Services - 2.0%
CGI Group, Inc. Class A (sub. vtg.) (a)	4,090,000	83,699,654
TOTAL INFORMATION TECHNOLOGY		232,447,340
MATERIALS - 23.4%
Chemicals - 4.4%
Agrium, Inc.	500,000	41,219,843
Methanex Corp.	500,000	12,890,605
Potash Corp. of Saskatchewan, Inc.	2,780,000	131,574,861
		185,685,309
Metals & Mining - 19.0%
Agnico-Eagle Mines Ltd. (Canada)	150,000	6,506,495
Alamos Gold, Inc.	100,000	1,850,830
Barrick Gold Corp.	2,250,000	111,072,378
Copper Mountain Mining Corp. (a)	400,000	2,134,724
Detour Gold Corp. (a)	1,680,000	55,615,188
Detour Gold Corp. (a)(e)	300,000	9,931,284
Eldorado Gold Corp.	3,970,000	74,593,068
First Majestic Silver Corp. (a)	422,400	7,173,830

	Shares	Value
First Quantum Minerals Ltd.	2,530,000	$ 53,069,469
Franco-Nevada Corp.	1,600,000	63,383,659
Goldcorp, Inc.	3,200,000	155,690,425
Grande Cache Coal Corp. (a)	2,422,800	23,988,600
IAMGOLD Corp.	700,000	15,048,402
Ivanhoe Mines Ltd. (a)	1,285,000	26,296,835
Kinross Gold Corp.	300,000	4,276,471
Major Drilling Group International, Inc.	800,000	10,697,698
New Gold, Inc. (a)	1,600,000	19,822,441
Osisko Mining Corp. (a)	1,765,700	21,290,780
Silver Wheaton Corp.	1,075,900	37,149,499
Tahoe Resources, Inc. (a)	400,000	7,547,775
Teck Resources Ltd. Class B (sub. vtg.)	1,320,000	52,913,879
Yamana Gold, Inc.	2,300,000	34,332,146
		794,385,876
TOTAL MATERIALS		980,071,185
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 4.9%
BCE, Inc.	3,000,000	118,904,549
TELUS Corp.	1,600,000	86,079,149
		204,983,698
Wireless Telecommunication Services - 0.7%
Rogers Communications, Inc. Class B (non-vtg.)	800,000	29,171,891
TOTAL TELECOMMUNICATION SERVICES		234,155,589
UTILITIES - 0.9%
Electric Utilities - 0.9%
Fortis, Inc.	1,100,000	37,187,139
TOTAL COMMON STOCKS (Cost $3,540,301,994)		4,185,439,550
Money Market Funds - 10.8%

Fidelity Cash Central Fund, 0.12% (b)	157,102,420	157,102,420
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	297,466,236	297,466,236
TOTAL MONEY MARKET FUNDS (Cost $454,568,656)		454,568,656
TOTAL INVESTMENT PORTFOLIO - 110.6% (Cost $3,994,870,650)	4,640,008,206
NET OTHER ASSETS (LIABILITIES) - (10.6)%	(443,582,265)
NET ASSETS - 100%	$ 4,196,425,941
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $71,618,228 or 1.7% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 95,341
Fidelity Securities Lending Cash Central Fund	3,940,584
Total	$ 4,035,925
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SXC Health Solutions Corp.	$ 148,489,830	$ 39,379,069	$ 91,179,472	$ -	$ -
Total	$ 148,489,830	$ 39,379,069	$ 91,179,472	$ -	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $230,403,828 of which $79,486,047 and $150,917,781 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $276,476,232) - See accompanying schedule: Unaffiliated issuers (cost $3,540,301,994)	$ 4,185,439,550
Fidelity Central Funds (cost $454,568,656)	454,568,656
Total Investments (cost $3,994,870,650)		$ 4,640,008,206
Foreign currency held at value (cost $3,344,813)		3,343,781
Receivable for investments sold		76,604,521
Receivable for fund shares sold		4,290,977
Dividends receivable		3,803,995
Distributions receivable from Fidelity Central Funds		219,888
Prepaid expenses		19,502
Other receivables		8,010
Total assets		4,728,298,880

Liabilities
Payable for investments purchased	$ 222,658,895
Payable for fund shares redeemed	8,853,519
Accrued management fee	1,756,982
Distribution and service plan fees payable	137,316
Other affiliated payables	933,977
Other payables and accrued expenses	66,014
Collateral on securities loaned, at value	297,466,236
Total liabilities		531,872,939

Net Assets		$ 4,196,425,941
Net Assets consist of:
Paid in capital		$ 3,780,567,444
Undistributed net investment income		25,762,870
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(255,068,905)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		645,164,532
Net Assets		$ 4,196,425,941

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($215,368,915 ÷ 4,125,938 shares)	$ 52.20

Maximum offering price per share (100/94.25 of $52.20)	$ 55.38
Class T: Net Asset Value and redemption price per share ($34,323,432 ÷ 659,962 shares)	$ 52.01

Maximum offering price per share (100/96.50 of $52.01)	$ 53.90
Class B: Net Asset Value and offering price per share ($11,865,923 ÷ 230,978 shares)A	$ 51.37

Class C: Net Asset Value and offering price per share ($87,990,432 ÷ 1,719,005 shares)A	$ 51.19

Canada: Net Asset Value, offering price and redemption price per share ($3,778,765,485 ÷ 71,854,822 shares)	$ 52.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($68,111,754 ÷ 1,298,734 shares)	$ 52.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 93,229,781
Interest		2,244
Income from Fidelity Central Funds		4,035,925
Income before foreign taxes withheld		97,267,950
Less foreign taxes withheld		(14,111,670)
Total income		83,156,280

Expenses
Management fee Basic fee	$ 34,360,665
Performance adjustment	(6,900,443)
Transfer agent fees	10,426,659
Distribution and service plan fees	1,760,960
Accounting and security lending fees	1,578,714
Custodian fees and expenses	175,916
Independent trustees' compensation	26,697
Registration fees	206,023
Audit	76,184
Legal	18,843
Interest	1,812
Miscellaneous	46,952
Total expenses before reductions	41,778,982
Expense reductions	(167,832)	41,611,150

Net investment income (loss)		41,545,130
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,110,984
Other affiliated issuers	7,343,328
Foreign currency transactions	(1,156,953)
Total net realized gain (loss)		43,297,359
Change in net unrealized appreciation (depreciation) on: Investment securities	(192,052,898)
Assets and liabilities in foreign currencies	(69,228)
Total change in net unrealized appreciation (depreciation)		(192,122,126)
Net gain (loss)		(148,824,767)
Net increase (decrease) in net assets resulting from operations		$ (107,279,637)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,545,130	$ 34,662,867
Net realized gain (loss)	43,297,359	83,766,517
Change in net unrealized appreciation (depreciation)	(192,122,126)	641,046,346
Net increase (decrease) in net assets resulting from operations	(107,279,637)	759,475,730
Distributions to shareholders from net investment income	(35,317,815)	(34,208,293)
Distributions to shareholders from net realized gain	(35,060,747)	-
Total distributions	(70,378,562)	(34,208,293)
Share transactions - net increase (decrease)	103,024,419	243,266,632
Redemption fees	1,146,266	759,127
Total increase (decrease) in net assets	(73,487,514)	969,293,196

Net Assets
Beginning of period	4,269,913,455	3,300,620,259
End of period (including undistributed net investment income of $25,762,870 and undistributed net investment income of $26,745,120, respectively)	$ 4,196,425,941	$ 4,269,913,455

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 53.81	$ 44.24	$ 38.20	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.34	.31	.38	.39	.19
Net realized and unrealized gain (loss)	(1.17)	9.64	5.72	(28.71)	15.96
Total from investment operations	(.83)	9.95	6.10	(28.32)	16.15
Distributions from net investment income	(.35)	(.39)	(.07)	(.41)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.79)	(.39)	(.07)	(3.68)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 52.20	$ 53.81	$ 44.24	$ 38.20	$ 70.16
Total Return B, C, D	(1.64)%	22.62%	16.08%	(42.23)%	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.12%	1.24%	1.42%	1.34%	1.23% A
Expenses net of fee waivers, if any	1.12%	1.24%	1.42%	1.34%	1.23% A
Expenses net of all reductions	1.12%	1.18%	1.39%	1.31%	1.22% A
Net investment income (loss)	.59%	.63%	.98%	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 215,369	$ 170,446	$ 83,015	$ 56,242	$ 20,912
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 53.64	$ 44.11	$ 38.10	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.17	.18	.27	.23	.09
Net realized and unrealized gain (loss)	(1.16)	9.60	5.73	(28.66)	15.99
Total from investment operations	(.99)	9.78	6.00	(28.43)	16.08
Distributions from net investment income	(.21)	(.26)	-	(.33)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.65)	(.26)	-	(3.60)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 52.01	$ 53.64	$ 44.11	$ 38.10	$ 70.09
Total Return B, C, D	(1.93)%	22.27%	15.77%	(42.40)%	29.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.42%	1.51%	1.70%	1.63%	1.48% A
Expenses net of fee waivers, if any	1.42%	1.51%	1.70%	1.63%	1.48% A
Expenses net of all reductions	1.42%	1.46%	1.67%	1.60%	1.47% A
Net investment income (loss)	.30%	.36%	.71%	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,323	$ 31,522	$ 17,727	$ 14,963	$ 14,522
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 53.03	$ 43.68	$ 37.91	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.07)	.08	(.06)	(.06)
Net realized and unrealized gain (loss)	(1.14)	9.50	5.68	(28.54)	15.93
Total from investment operations	(1.25)	9.43	5.76	(28.60)	15.87
Distributions from net investment income	(.01)	(.09)	-	(.14)	-
Distributions from net realized gain	(.41)	-	-	(3.27)	-
Total distributions	(.42)	(.09)	-	(3.41)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 51.37	$ 53.03	$ 43.68	$ 37.91	$ 69.88
Total Return B, C, D	(2.41)%	21.64%	15.22%	(42.68)%	29.41%
Ratios to Average Net Assets F, I
Expenses before reductions	1.91%	2.01%	2.19%	2.13%	2.00% A
Expenses net of fee waivers, if any	1.91%	2.01%	2.19%	2.13%	2.00% A
Expenses net of all reductions	1.91%	1.96%	2.16%	2.10%	1.99% A
Net investment income (loss)	(.20)%	(.14)%	.21%	(.10)%	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,866	$ 13,464	$ 7,283	$ 5,615	$ 4,078
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.87	$ 43.60	$ 37.84	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.06)	.09	(.05)	(.04)
Net realized and unrealized gain (loss)	(1.14)	9.48	5.66	(28.52)	15.94
Total from investment operations	(1.22)	9.42	5.75	(28.57)	15.90
Distributions from net investment income	(.03)	(.16)	-	(.27)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.47)	(.16)	-	(3.54)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 51.19	$ 52.87	$ 43.60	$ 37.84	$ 69.91
Total Return B, C, D	(2.36)%	21.68%	15.22%	(42.69)%	29.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86%	1.99%	2.18%	2.13%	1.99% A
Expenses net of fee waivers, if any	1.86%	1.99%	2.18%	2.13%	1.99% A
Expenses net of all reductions	1.86%	1.94%	2.15%	2.10%	1.97% A
Net investment income (loss)	(.15)%	(.12)%	.22%	(.10)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,990	$ 54,052	$ 24,848	$ 16,716	$ 8,752
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 54.14	$ 44.46	$ 38.37	$ 70.25	$ 49.48
Income from Investment Operations
Net investment income (loss) B	.52	.46	.48	.58	.52
Net realized and unrealized gain (loss)	(1.18)	9.68	5.74	(28.83)	21.62
Total from investment operations	(.66)	10.14	6.22	(28.25)	22.14
Distributions from net investment income	(.46)	(.47)	(.14)	(.40)	(.36)
Distributions from net realized gain	(.44)	-	-	(3.27)	(1.03)
Total distributions	(.90)	(.47)	(.14)	(3.67)	(1.39)
Redemption fees added to paid in capital B	.01	.01	.01	.04	.02
Net asset value, end of period	$ 52.59	$ 54.14	$ 44.46	$ 38.37	$ 70.25
Total Return A	(1.33)%	22.97%	16.40%	(42.06)%	46.03%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.94%	1.17%	1.03%	.96%
Expenses net of fee waivers, if any	.82%	.94%	1.17%	1.03%	.96%
Expenses net of all reductions	.82%	.89%	1.13%	1.00%	.94%
Net investment income (loss)	.90%	.93%	1.24%	1.00%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,778,765	$ 3,953,693	$ 3,149,791	$ 2,776,298	$ 4,890,617
Portfolio turnover rate D	104%	143%	123%	63%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 54.02	$ 44.39	$ 38.31	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.51	.46	.49	.52	.25
Net realized and unrealized gain (loss)	(1.18)	9.65	5.72	(28.78)	15.99
Total from investment operations	(.67)	10.11	6.21	(28.26)	16.24
Distributions from net investment income	(.48)	(.49)	(.14)	(.45)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.92)	(.49)	(.14)	(3.72)	-
Redemption fees added to paid in capital D	.01	.01	.01	.04	.01
Net asset value, end of period	$ 52.44	$ 54.02	$ 44.39	$ 38.31	$ 70.25
Total Return B, C	(1.35)%	22.94%	16.40%	(42.11)%	30.09%
Ratios to Average Net Assets E, H
Expenses before reductions	.82%	.95%	1.17%	1.11%	1.01% A
Expenses net of fee waivers, if any	.82%	.95%	1.17%	1.11%	1.01% A
Expenses net of all reductions	.82%	.90%	1.14%	1.08%	.99% A
Net investment income (loss)	.89%	.92%	1.23%	.92%	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,112	$ 46,737	$ 17,956	$ 8,870	$ 4,064
Portfolio turnover rate F	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 717,722,960
Gross unrealized depreciation	(119,654,228)
Net unrealized appreciation (depreciation) on securities and other investments	$ 598,068,732

Tax Cost	$ 4,041,939,474

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 48,166,855
Capital loss carryforward	$ (230,403,828)
Net unrealized appreciation (depreciation)	$ 598,095,680

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 70,378,562	$ 34,208,293

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,106,179,444 and $5,000,568,630, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 566,795	$ 32,945
Class T	.25%	.25%	185,890	210
Class B	.75%	.25%	139,258	104,508
Class C	.75%	.25%	869,017	422,773
			$ 1,760,960	$ 560,436

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 260,709
Class T	25,148
Class B	38,839
Class C	30,296
$ 354,992

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 593,736.26
Class T	114,586.31
Class B	42,095.30
Class C	221,883.26
Canada	9,286,013.21
Institutional Class	168,346.21
	$ 10,426,659

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,658 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,827,176.35%		$ 1,812

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,864 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,940,584. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $167,832 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 1,141,830	$ 756,039
Class T	123,341	106,904
Class B	2,503	15,600
Class C	36,231	97,752
Canada	33,570,065	33,027,962
Institutional Class	443,845	204,036
Total	$ 35,317,815	$ 34,208,293
From net realized gain
Class A	$ 1,445,324	$ -
Class T	261,152	-
Class B	101,491	-
Class C	470,108	-
Canada	32,375,322	-
Institutional Class	407,350	-
Total	$ 35,060,747	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	2,386,291	2,050,255	$ 138,991,055	$ 102,518,373
Reinvestment of distributions	39,424	14,622	2,233,433	696,013
Shares redeemed	(1,467,607)	(773,357)	(82,665,471)	(38,292,678)
Net increase (decrease)	958,108	1,291,520	$ 58,559,017	$ 64,921,708
Class T
Shares sold	254,873	296,633	$ 14,715,904	$ 14,818,898
Reinvestment of distributions	6,640	2,182	375,773	103,790
Shares redeemed	(189,243)	(113,003)	(10,669,184)	(5,600,141)
Net increase (decrease)	72,270	185,812	$ 4,422,493	$ 9,322,547
Class B
Shares sold	29,930	134,473	$ 1,729,701	$ 6,579,801
Reinvestment of distributions	1,508	263	84,713	12,424
Shares redeemed	(54,348)	(47,606)	(3,060,843)	(2,342,627)
Net increase (decrease)	(22,910)	87,130	$ (1,246,429)	$ 4,249,598
Class C
Shares sold	1,081,104	647,123	$ 62,770,855	$ 31,812,568
Reinvestment of distributions	7,014	1,580	392,322	74,410
Shares redeemed	(391,485)	(196,235)	(21,249,300)	(9,599,233)
Net increase (decrease)	696,633	452,468	$ 41,913,877	$ 22,287,745
Canada
Shares sold	20,804,881	20,151,337	$ 1,223,871,558	$ 1,010,632,290
Reinvestment of distributions	1,069,329	659,119	60,856,944	31,486,105
Shares redeemed	(23,043,159)	(18,629,713)	(1,313,818,426)	(923,131,901)
Net increase (decrease)	(1,168,949)	2,180,743	$ (29,089,924)	$ 118,986,494
Institutional Class
Shares sold	1,331,261	717,543	$ 79,262,853	$ 36,118,321
Reinvestment of distributions	10,934	2,830	620,606	134,893
Shares redeemed	(908,649)	(259,715)	(51,418,074)	(12,754,674)
Net increase (decrease)	433,546	460,658	$ 28,465,385	$ 23,498,540

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity China Region Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity China Region Fund	-12.52%	7.77%	12.27%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity China Region Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period.

Annual Report

Fidelity China Region Fund

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Joseph Tse, Portfolio Manager of Fidelity® China Region Fund for most of the period covered by this report: For the year, the fund's Retail Class shares returned -12.52%, versus -10.33% for the MSCI® Golden Dragon Index. Stock selection and unrewarding industry weightings in financials hurt relative performance the most, followed by weak positioning in consumer staples and an underweighting in utilities. Geographically, stock picking in Hong Kong significantly curbed our results. Hong Kong Exchanges & Clearing, the fund's biggest relative detractor and one of its largest positions during the period, was hampered by the China region's weak markets and low trading volume. Bank of China (Hong Kong) and China Merchants Bank were two lagging bank holdings that hurt. Underweighting and eventually selling power utility CLP Holdings, a strong-performing Hong Kong-based benchmark component, detracted, as did scant exposure to Taiwanese integrated telecommunication services provider Chunghwa Telecom. Conversely, stock selection in technology added value, as did positioning in consumer discretionary and industrials. The fund's modest cash position also provided a lift. Geographically, security selection in China bolstered performance. Overweighting Taiwan-based handset maker HTC - the fund's top contributor - was timely. The stock bucked the downward market trend, riding the popularity of high-end smartphones designed to run Google's popular AndroidTM operating system. Hong Kong-based casino operator SJM Holdings and China Unicom (Hong Kong), an integrated telecom services provider, also contributed.

Notes to shareholders: Fidelity China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2011, the fund did not have more than 25% of its total assets invested in any one industry.

Robert Bao became Portfolio Manager of the fund on October 1, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.36%
Actual		$ 1,000.00	$ 813.10	$ 6.22
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.63%
Actual		$ 1,000.00	$ 812.00	$ 7.44
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.11%
Actual		$ 1,000.00	$ 810.00	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 810.00	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
China Region	1.04%
Actual		$ 1,000.00	$ 814.30	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Institutional Class	1.05%
Actual		$ 1,000.00	$ 814.10	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Hong Kong	32.9%
China	28.9%
Taiwan	19.6%
Cayman Islands	10.1%
Bermuda	2.6%
United States of America	1.1%
Australia	1.0%
Japan	0.9%
Korea (South)	0.7%
Other	2.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Hong Kong	32.7%
China	24.3%
Taiwan	23.1%
Cayman Islands	8.3%
Bermuda	5.5%
United States of America	1.9%
United Kingdom	1.6%
Japan	1.3%
Australia	1.1%
Other	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.4
Short-Term Investments and Net Other Assets	1.1	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	6.0	3.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5.5	3.5
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.5	3.1
Hutchison Whampoa Ltd. (Industrial Conglomerates)	3.4	2.0
PetroChina Co. Ltd. (H Shares) (Oil, Gas & Consumable Fuels)	2.9	1.6
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	2.9	1.3
AIA Group Ltd. (Insurance)	2.6	0.0
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	2.5	3.0
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	2.2	2.1
Hang Seng Bank Ltd. (Commercial Banks)	2.1	1.8
	33.6
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.0	39.7
Information Technology	15.7	16.8
Materials	9.8	8.0
Consumer Discretionary	9.3	10.0
Energy	8.8	8.0
Telecommunication Services	7.0	5.4
Industrials	6.7	7.6
Consumer Staples	4.5	2.3
Utilities	0.8	0.6
Health Care	0.3	0.0

Annual Report

Fidelity China Region Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Automobiles - 0.3%
Kia Motors Corp.	70,970	$ 4,533,047
Qingling Motors Co. Ltd. (H Shares)	2,158,000	593,524
		5,126,571
Distributors - 0.4%
Silver Base Group Holdings Ltd.	5,369,000	5,717,928
Diversified Consumer Services - 0.5%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	265,164	7,859,461
Hotels, Restaurants & Leisure - 1.1%
Sands China Ltd. (a)	4,103,600	12,332,089
SJM Holdings Ltd.	2,601,000	4,458,256
		16,790,345
Media - 0.7%
Television Broadcasts Ltd.	1,977,000	11,392,275
Multiline Retail - 2.5%
Far East Department Stores Co. Ltd.	7,497,311	11,462,779
Golden Eagle Retail Group Ltd. (H Shares)	4,124,000	10,364,374
Lifestyle International Holdings Ltd.	6,221,500	16,655,201
		38,482,354
Specialty Retail - 3.2%
Belle International Holdings Ltd.	13,240,000	25,966,643
China ZhengTong Auto Services Holdings Ltd.	5,181,000	5,610,053
Chow Sang Sang Holdings International Ltd.	1,016,000	3,133,570
Emperor Watch & Jewellery Ltd.	49,570,000	8,069,752
Luk Fook Holdings International Ltd.	1,332,000	5,710,818
		48,490,836
Textiles, Apparel & Luxury Goods - 0.6%
International Taifeng Holdings Ltd.	1,906,000	890,781
Prada SpA	1,777,600	8,787,483
		9,678,264
TOTAL CONSUMER DISCRETIONARY		143,538,034
CONSUMER STAPLES - 4.5%
Beverages - 1.6%
Tsingtao Brewery Co. Ltd. (H Shares)	1,270,000	6,458,132
Wuliangye Yibin Co. Ltd. (BNP Paribas Warrant Program) warrants 5/5/15 (a)	1,351,900	7,718,970
Yantai Changyu Pioneer Wine Co. (B Shares)	922,108	10,374,625
		24,551,727
Food & Staples Retailing - 2.1%
China Resources Enterprise Ltd.	4,050,000	14,790,795
Dairy Farm International Holdings Ltd.	1,778,200	14,408,234
President Chain Store Corp.	601,000	3,342,003
		32,541,032

	Shares	Value
Food Products - 0.8%
China Mengniu Dairy Co. Ltd.	1,368,000	$ 4,359,125
Uni-President China Holdings Ltd.	12,383,000	7,359,931
		11,719,056
TOTAL CONSUMER STAPLES		68,811,815
ENERGY - 8.8%
Energy Equipment & Services - 0.4%
China Oilfield Services Ltd. (H Shares)	3,520,000	5,863,167
Oil, Gas & Consumable Fuels - 8.4%
China Petroleum & Chemical Corp. (H Shares)	26,838,000	25,381,510
China Shenhua Energy Co. Ltd. (H Shares)	3,600,500	16,471,539
CNOOC Ltd.	13,661,000	25,824,205
CNPC (Hong Kong) Ltd.	13,232,000	18,535,159
PetroChina Co. Ltd. (H Shares)	34,272,000	44,491,660
		130,704,073
TOTAL ENERGY		136,567,240
FINANCIALS - 36.0%
Capital Markets - 0.6%
Wuliangye Yibin Co. Ltd. (UBS Warrant Programme) warrants 4/22/13 (a)	345,100	1,970,424
Yuanta Financial Holding Co. Ltd.	13,890,525	7,918,254
		9,888,678
Commercial Banks - 18.9%
Agricultural Bank China Ltd. (H Shares)	43,876,000	19,692,247
BOC Hong Kong (Holdings) Ltd.	16,572,000	39,407,649
China Construction Bank Corp. (H Shares)	73,095,000	53,705,474
Chinatrust Financial Holding Co. Ltd.	34,785,446	22,798,274
Hang Seng Bank Ltd.	2,488,800	32,091,693
Industrial & Commercial Bank of China Ltd. (H Shares)	147,535,000	92,130,181
Mega Financial Holding Co. Ltd.	20,451,340	15,720,889
Standard Chartered PLC (United Kingdom)	362,520	8,506,038
Wing Hang Bank Ltd.	904,500	8,168,379
		292,220,824
Diversified Financial Services - 1.1%
Hong Kong Exchanges and Clearing Ltd.	1,008,200	17,090,902
Insurance - 7.0%
AIA Group Ltd.	12,948,000	39,591,604
Cathay Financial Holding Co. Ltd.	8,847,248	10,550,709
China Life Insurance Co. Ltd. (H Shares)	10,723,000	27,723,214
Ping An Insurance Group Co. China Ltd. (H Shares)	4,035,000	29,925,173
		107,790,700
Real Estate Management & Development - 8.4%
Cheung Kong Holdings Ltd.	2,726,000	33,791,308
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
China Overseas Land & Investment Ltd.	9,146,000	$ 16,923,669
Kerry Properties Ltd.	2,323,500	8,527,084
Sun Hung Kai Properties Ltd.	2,215,000	30,497,845
Swire Pacific Ltd. (A Shares)	1,300,000	15,022,234
Wharf Holdings Ltd.	4,624,000	24,596,195
		129,358,335
TOTAL FINANCIALS		556,349,439
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
China Medical System Holding Ltd.	6,564,000	4,819,634
INDUSTRIALS - 6.7%
Airlines - 0.1%
China Southern Airlines Ltd. (H Shares) (a)	4,400,000	2,455,465
Construction & Engineering - 0.9%
China Communications Construction Co. Ltd. (H Shares)	4,803,000	3,622,694
China State Construction International Holdings Ltd.	13,696,000	10,548,476
		14,171,170
Industrial Conglomerates - 3.9%
Hutchison Whampoa Ltd.	5,748,000	52,573,759
Shun Tak Holdings Ltd.	15,278,000	7,097,500
		59,671,259
Machinery - 0.8%
Airtac International Group	452,000	2,529,876
China International Marine Containers (Group) Ltd. (B Shares)	3,903,787	4,699,480
China Yuchai International Ltd.	126,300	1,919,760
Sany Heavy Equipment International Holdings Co. Ltd.	1,975,000	1,739,972
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares) (a)	1,664,991	861,259
		11,750,347
Road & Rail - 0.5%
MTR Corp. Ltd.	2,265,000	7,311,372
Transportation Infrastructure - 0.5%
Jiangsu Expressway Co. Ltd. (H Shares)	9,140,000	7,877,871
TOTAL INDUSTRIALS		103,237,484
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 1.7%
AAC Acoustic Technology Holdings, Inc.	3,480,000	7,965,765
HTC Corp.	469,750	10,556,952
ZTE Corp. (H Shares)	2,745,200	7,792,522
		26,315,239

	Shares	Value
Computers & Peripherals - 0.7%
Lenovo Group Ltd.	11,080,000	$ 7,449,133
Quanta Computer, Inc.	1,391,000	2,737,265
		10,186,398
Electronic Equipment & Components - 3.0%
Chroma ATE, Inc.	1,938,000	3,866,724
Delta Electronics, Inc.	1,475,000	3,468,088
Foxconn International Holdings Ltd. (a)	5,582,000	3,738,843
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,030,589	24,756,253
Largan Precision Co. Ltd.	156,000	3,487,580
Unimicron Technology Corp.	5,139,000	6,672,696
		45,990,184
Internet Software & Services - 3.6%
Baidu.com, Inc. sponsored ADR (a)	143,900	20,171,902
Qihoo 360 Technology Co. Ltd. ADR (d)	250,400	5,060,584
Tencent Holdings Ltd.	1,317,900	30,479,837
		55,712,323
Semiconductors & Semiconductor Equipment - 6.7%
ASM Pacific Technology Ltd.	283,900	3,117,474
Hynix Semiconductor, Inc.	286,800	5,782,401
MediaTek, Inc.	372,000	3,903,867
Spreadtrum Communications, Inc. ADR (d)	242,900	6,453,853
Taiwan Semiconductor Manufacturing Co. Ltd.	34,656,796	84,454,335
		103,711,930
TOTAL INFORMATION TECHNOLOGY		241,916,074
MATERIALS - 9.8%
Chemicals - 5.4%
Formosa Chemicals & Fibre Corp.	5,245,000	15,179,377
Formosa Plastics Corp.	10,557,250	31,049,842
Incitec Pivot Ltd.	1,375,004	4,980,927
Nan Ya Plastics Corp.	6,290,000	14,150,148
Petronas Chemicals Group Bhd	2,305,100	4,808,734
PTT Global Chemical PCL (For. Reg.) (a)	2,728,458	5,753,520
Taiwan Fertilizer Co. Ltd.	3,015,000	7,770,996
		83,693,544
Construction Materials - 2.0%
Anhui Conch Cement Co. Ltd. (H Shares)	5,724,000	20,813,948
China Resources Cement Holdings Ltd.	4,942,000	3,921,522
Taiwan Cement Corp.	4,629,000	5,781,070
		30,516,540
Metals & Mining - 2.4%
Angang Steel Co. Ltd. (H Shares)	14,518,000	8,857,733
Kingsgate Consolidated NL	1,376,993	10,857,319
Maanshan Iron & Steel Ltd. (H Shares)	13,770,000	4,099,723
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
United Co. RUSAL Ltd. (a)	6,434,000	$ 5,866,364
Zhaojin Mining Industry Co. Ltd. (H Shares)	4,104,500	7,328,110
		37,009,249
TOTAL MATERIALS		151,219,333
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 3.2%
China Telecom Corp. Ltd. (H Shares)	12,082,000	7,459,515
China Unicom (Hong Kong) Ltd.	14,148,000	28,446,195
Chunghwa Telecom Co. Ltd.	4,050,000	13,549,803
		49,455,513
Wireless Telecommunication Services - 3.8%
China Mobile (Hong Kong) Ltd.	4,658,500	44,275,976
SOFTBANK CORP.	440,400	14,295,291
		58,571,267
TOTAL TELECOMMUNICATION SERVICES		108,026,780
UTILITIES - 0.8%
Electric Utilities - 0.6%
Power Assets Holdings Ltd.	1,173,500	8,917,203
Independent Power Producers & Energy Traders - 0.2%
China Resources Power Holdings Co. Ltd.	2,084,000	3,701,297
TOTAL UTILITIES		12,618,500
TOTAL COMMON STOCKS (Cost $1,352,590,394)		1,527,104,333
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	15,856,352	$ 15,856,352
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	7,655,750	7,655,750
TOTAL MONEY MARKET FUNDS (Cost $23,512,102)		23,512,102
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,376,102,496)	1,550,616,435
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(6,378,964)
NET ASSETS - 100%	$ 1,544,237,471
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,497
Fidelity Securities Lending Cash Central Fund	1,097,622
Total	$ 1,152,119
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 143,538,034	$ 7,859,461	$ 135,678,573	$ -
Consumer Staples	68,811,815	-	68,811,815	-
Energy	136,567,240	-	136,567,240	-
Financials	556,349,439	8,506,038	547,843,401	-
Health Care	4,819,634	-	4,819,634	-
Industrials	103,237,484	1,919,760	101,317,724	-
Information Technology	241,916,074	31,686,339	210,229,735	-
Materials	151,219,333	-	151,219,333	-
Telecommunication Services	108,026,780	-	108,026,780	-
Utilities	12,618,500	-	12,618,500	-
Money Market Funds	23,512,102	23,512,102	-	-
Total Investments in Securities:	$ 1,550,616,435	$ 73,483,700	$ 1,477,132,735	$ -
Transfers from Level 1 to Level 2 during the period were $998,441,272.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $7,414,695) - See accompanying schedule: Unaffiliated issuers (cost $1,352,590,394)	$ 1,527,104,333
Fidelity Central Funds (cost $23,512,102)	23,512,102
Total Investments (cost $1,376,102,496)		$ 1,550,616,435
Receivable for investments sold		3,096,945
Receivable for fund shares sold		2,387,894
Dividends receivable		27,878
Distributions receivable from Fidelity Central Funds		83,053
Prepaid expenses		6,519
Other receivables		332,497
Total assets		1,556,551,221

Liabilities
Payable for fund shares redeemed	$ 3,233,655
Accrued management fee	866,875
Distribution and service plan fees payable	10,527
Other affiliated payables	377,917
Other payables and accrued expenses	169,026
Collateral on securities loaned, at value	7,655,750
Total liabilities		12,313,750

Net Assets		$ 1,544,237,471
Net Assets consist of:
Paid in capital		$ 1,349,632,104
Undistributed net investment income		15,589,239
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,502,101
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,514,027
Net Assets		$ 1,544,237,471

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,807,740 ÷ 542,844 shares)	$ 27.28

Maximum offering price per share (100/94.25 of $27.28)	$ 28.94
Class T: Net Asset Value and redemption price per share ($5,280,845 ÷ 194,657 shares)	$ 27.13

Maximum offering price per share (100/96.50 of $27.13)	$ 28.11
Class B: Net Asset Value and offering price per share ($1,801,156 ÷ 66,865 shares)A	$ 26.94

Class C: Net Asset Value and offering price per share ($5,229,585 ÷ 194,711 shares)A	$ 26.86

China Region: Net Asset Value, offering price and redemption price per share ($1,515,083,763 ÷ 55,117,459 shares)	$ 27.49

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,034,382 ÷ 74,075 shares)	$ 27.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 51,665,043
Interest		492
Income from Fidelity Central Funds		1,152,119
Income before foreign taxes withheld		52,817,654
Less foreign taxes withheld		(5,194,113)
Total income		47,623,541

Expenses
Management fee	$ 14,146,741
Transfer agent fees	4,525,375
Distribution and service plan fees	161,388
Accounting and security lending fees	885,629
Custodian fees and expenses	889,163
Independent trustees' compensation	11,248
Registration fees	120,675
Audit	77,247
Legal	8,300
Interest	23,240
Miscellaneous	22,470
Total expenses before reductions	20,871,476
Expense reductions	(1,099,159)	19,772,317
Net investment income (loss)		27,851,224
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,171,768
Foreign currency transactions	(727,560)
Total net realized gain (loss)		124,444,208
Change in net unrealized appreciation (depreciation) on: Investment securities	(389,938,527)
Assets and liabilities in foreign currencies	138
Total change in net unrealized appreciation (depreciation)		(389,938,389)
Net gain (loss)		(265,494,181)
Net increase (decrease) in net assets resulting from operations		$ (237,642,957)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,851,224	$ 25,698,168
Net realized gain (loss)	124,444,208	87,056,704
Change in net unrealized appreciation (depreciation)	(389,938,389)	253,069,337
Net increase (decrease) in net assets resulting from operations	(237,642,957)	365,824,209
Distributions to shareholders from net investment income	(25,544,611)	(17,788,313)
Distributions to shareholders from net realized gain	(1,707,007)	(5,540,851)
Total distributions	(27,251,618)	(23,329,164)
Share transactions - net increase (decrease)	(353,944,406)	(341,589,636)
Redemption fees	551,160	1,093,238
Total increase (decrease) in net assets	(618,287,821)	1,998,647

Net Assets
Beginning of period	2,162,525,292	2,160,526,645
End of period (including undistributed net investment income of $15,589,239 and undistributed net investment income of $25,575,304, respectively)	$ 1,544,237,471	$ 2,162,525,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.61	$ 26.47	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.33	.25	.30	.28
Net realized and unrealized gain (loss)	(4.33)	5.15	9.63	(12.91)
Total from investment operations	(4.00)	5.40	9.93	(12.63)
Distributions from net investment income	(.31)	(.20)	(.16)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.34)	(.27)	(.16)	-
Redemption fees added to paid in capital E	.01	.01	.03	.02
Net asset value, end of period	$ 27.28	$ 31.61	$ 26.47	$ 16.67
Total Return B,C,D	(12.79)%	20.54%	60.41%	(43.07)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.37%	1.38%	1.39%	1.44% A
Expenses net of fee waivers, if any	1.37%	1.38%	1.39%	1.44% A
Expenses net of all reductions	1.31%	1.31%	1.31%	1.30% A
Net investment income (loss)	1.07%	.91%	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,808	$ 16,047	$ 11,842	$ 340
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.48	$ 26.40	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.25	.18	.23	.26
Net realized and unrealized gain (loss)	(4.32)	5.13	9.64	(12.91)
Total from investment operations	(4.07)	5.31	9.87	(12.65)
Distributions from net investment income	(.27)	(.18)	(.14)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.29) J	(.24) K	(.14)	-
Redemption fees added to paid in capital E	.01	.01	.02	.02
Net asset value, end of period	$ 27.13	$ 31.48	$ 26.40	$ 16.65
Total Return B,C,D	(13.04)%	20.27%	59.92%	(43.14)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63%	1.64%	1.66%	1.68% A
Expenses net of fee waivers, if any	1.63%	1.64%	1.66%	1.68% A
Expenses net of all reductions	1.57%	1.58%	1.58%	1.53% A
Net investment income (loss)	.81%	.64%	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,281	$ 6,070	$ 3,139	$ 107
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Total distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. K Total distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.23	$ 26.28	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.10	.04	.12	.20
Net realized and unrealized gain (loss)	(4.29)	5.09	9.63	(12.89)
Total from investment operations	(4.19)	5.13	9.75	(12.69)
Distributions from net investment income	(.08)	(.12)	(.10)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.11)	(.19)	(.10)	-
Redemption fees added to paid in capital E	.01	. 01.02		.02
Net asset value, end of period	$ 26.94	$ 31.23	$ 26.28	$ 16.61
Total Return B,C,D	(13.45)%	19.63%	59.16%	(43.27)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.14%	2.15%	2.17% A
Expenses net of fee waivers, if any	2.12%	2.14%	2.15%	2.17% A
Expenses net of all reductions	2.06%	2.08%	2.06%	2.02% A
Net investment income (loss)	.32%	.14%	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,801	$ 2,496	$ 1,915	$ 155
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.19	$ 26.25	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.10	.04	.12	.20
Net realized and unrealized gain (loss)	(4.28)	5.09	9.62	(12.89)
Total from investment operations	(4.18)	5.13	9.74	(12.69)
Distributions from net investment income	(.13)	(.13)	(.12)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.16)	(.20)	(.12)	-
Redemption fees added to paid in capital E	.01	.01	.02	.02
Net asset value, end of period	$ 26.86	$ 31.19	$ 26.25	$ 16.61
Total Return B,C,D	(13.46)%	19.66%	59.18%	(43.27)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.14%	2.15%	2.13% A
Expenses net of fee waivers, if any	2.12%	2.14%	2.15%	2.13% A
Expenses net of all reductions	2.06%	2.07%	2.07%	1.98% A
Net investment income (loss)	.32%	.15%	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,230	$ 5,938	$ 3,806	$ 233
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.81	$ 26.55	$ 16.69	$ 41.52	$ 22.94
Income from Investment Operations
Net investment income (loss) B	.44	.34	.33	.39	.46
Net realized and unrealized gain (loss)	(4.37)	5.18	9.68	(20.42)	18.58
Total from investment operations	(3.93)	5.52	10.01	(20.03)	19.04
Distributions from net investment income	(.38)	(.21)	(.17)	(.32)	(.29)
Distributions from net realized gain	(.03)	(.07)	-	(4.53)	(.20)
Total distributions	(.40) F	(.27) G	(.17)	(4.85)	(.49)
Redemption fees added to paid in capital B	.01	.01	.02	.05	.03
Net asset value, end of period	$ 27.49	$ 31.81	$ 26.55	$ 16.69	$ 41.52
Total Return A	(12.52)%	20.97%	60.77%	(53.75)%	84.73%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	1.06%	1.12%	1.11%	1.08%
Expenses net of fee waivers, if any	1.04%	1.06%	1.12%	1.11%	1.08%
Expenses net of all reductions	.98%	1.00%	1.03%	.96%	.92%
Net investment income (loss)	1.40%	1.22%	1.54%	1.45%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,515,084	$ 2,130,070	$ 2,138,141	$ 740,289	$ 2,044,527
Portfolio turnover rate D	87%	57%	88%	133%	173%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Total distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. G Total distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 31.79	$ 26.55	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.43	.33	.37	.34
Net realized and unrealized gain (loss)	(4.37)	5.18	9.64	(12.94)
Total from investment operations	(3.94)	5.51	10.01	(12.60)
Distributions from net investment income	(.37)	(.22)	(.18)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.40)	(.28) I	(.18)	-
Redemption fees added to paid in capital D	.01	.01	.02	.02
Net asset value, end of period	$ 27.46	$ 31.79	$ 26.55	$ 16.70
Total Return B,C	(12.56)%	20.92%	60.78%	(42.96)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.06%	1.11%	1.08%	1.05% A
Expenses net of fee waivers, if any	1.06%	1.11%	1.08%	1.05% A
Expenses net of all reductions	1.01%	1.04%	1.00%	.91% A
Net investment income (loss)	1.38%	1.18%	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,034	$ 1,904	$ 1,684	$ 60
Portfolio turnover rate F	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Total distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, deferred trustees compensation, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 225,517,453
Gross unrealized depreciation	(65,204,838)
Net unrealized appreciation (depreciation) on securities and other investments	$ 160,312,615

Tax Cost	$ 1,390,303,820

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,589,243
Undistributed long-term capital gain	$ 18,703,425
Net unrealized appreciation (depreciation)	$ 160,312,703

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 27,251,618	$ 23,329,164

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,708,508,008 and $2,005,473,744, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 43,649	$ 1,347
Class T	.25%	.25%	31,332	-
Class B	.75%	.25%	23,294	17,555
Class C	.75%	.25%	63,113	18,988
			$ 161,388	$ 37,890

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,851
Class T	4,413
Class B*	6,044
Class C*	2,133
$ 40,441

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 53,201.31
Class T	19,843.32
Class B	7,069.30
Class C	19,240.31
China Region	4,421,467.23
Institutional Class	4,555.25
	$ 4,525,375

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $222 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 16,084,375.34%		$ 1,206

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,361 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund

Annual Report

7. Security Lending - continued

on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,097,622, including $2,921 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $347,907,000. The weighted average interest rate was .57%. The interest expense amounted to $22,034 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,098,595 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund' expenses by $564.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 172,777	$ 99,129
Class T	55,512	24,223
Class B	6,583	9,817
Class C	25,937	22,748
China Region	25,262,487	17,620,183
Institutional Class	21,315	12,213
Total	$ 25,544,611	$ 17,788,313
From net realized gain
Class A	$ 13,756	$ 32,057
Class T	5,178	8,895
Class B	2,007	5,146
Class C	4,950	11,118
China Region	1,679,687	5,479,960
Institutional Class	1,429	3,675
Total	$ 1,707,007	$ 5,540,851

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	281,861	342,123	$ 8,932,867	$ 9,544,171
Reinvestment of distributions	5,327	4,199	172,528	118,611
Shares redeemed	(251,952)	(286,153)	(7,835,006)	(7,654,399)
Net increase (decrease)	35,236	60,169	$ 1,270,389	$ 2,008,383

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class T
Shares sold	75,956	132,233	$ 2,390,903	$ 3,681,750
Reinvestment of distributions	1,832	1,158	59,161	32,661
Shares redeemed	(75,948)	(59,475)	(2,353,550)	(1,609,136)
Net increase (decrease)	1,840	73,916	$ 96,514	$ 2,105,275
Class B
Shares sold	8,058	41,380	$ 255,784	$ 1,126,249
Reinvestment of distributions	239	486	7,684	13,648
Shares redeemed	(21,353)	(34,810)	(653,889)	(913,219)
Net increase (decrease)	(13,056)	7,056	$ (390,421)	$ 226,678
Class C
Shares sold	88,544	121,441	$ 2,766,692	$ 3,346,120
Reinvestment of distributions	892	1,162	28,631	32,596
Shares redeemed	(85,136)	(77,220)	(2,585,147)	(2,041,365)
Net increase (decrease)	4,300	45,383	$ 210,176	$ 1,337,351
China Region
Shares sold	12,355,142	29,402,822	$ 393,844,409	$ 826,039,335
Reinvestment of distributions	794,988	782,007	25,868,885	22,169,887
Shares redeemed	(24,993,159)	(43,745,336)	(775,253,396)	(1,195,393,614)
Net increase (decrease)	(11,843,029)	(13,560,507)	$ (355,540,102)	$ (347,184,392)
Institutional Class
Shares sold	53,728	53,076	$ 1,636,945	$ 1,486,647
Reinvestment of distributions	607	500	19,735	14,160
Shares redeemed	(40,146)	(57,102)	(1,247,642)	(1,583,738)
Net increase (decrease)	14,189	(3,526)	$ 409,038	$ (82,931)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Asia Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Asia Fund	-6.20%	5.33%	14.51%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Asia Fund on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index and MSCI AC (All Country) Far East ex Japan Index performed over the same period.

Effective December 1, 2010, Fidelity Emerging Asia Fund began comparing its performance to the MSCI AC Asia ex Japan Index rather than the MSCI AC Far East Asia ex Japan Index because the MSCI AC Asia ex Japan Index conforms more closely to the fund's investment strategies.

Annual Report

Fidelity Emerging Asia Fund

Management's Discussion of Fund Performance

Market Recap: Stocks in emerging Asia lost ground during the 12-month period ending October 31, 2011, weighed down in part by double-digit losses in China and India. Share prices in those two countries struggled against the head wind of a tighter monetary environment, as government officials attempted to tame inflationary pressures without triggering abrupt slowdowns in their rapidly expanding economies. In China's case, inflation cooled a bit toward period end after hitting a three-year peak in July, but food prices continued to expand at a double-digit pace. For the year, the MSCI® AC (All Country) Asia ex Japan Index returned -6.74%. China, with an average benchmark allocation of 18%, finished the period with a roughly -17% return, while India, representing about 10% of the index, returned -20%. The three other major country constituents fared considerably better. Hong Kong, with a 17% weighting, modestly lagged the benchmark, at about -8%. Taiwan checked in with a 16% weighting and a return of -2%. South Korea, the largest benchmark constituent, at 20%, finished in the black, gaining about 7%, bolstered in part by stellar showings from its automakers.

Comments from Colin Chickles, Portfolio Manager of Fidelity® Emerging Asia Fund: For the 12 months ending October 31, 2011, the fund returned -6.20%, ahead of the -6.74% mark of the MSCI® AC (All Country) Asia ex Japan Index, which became the fund's primary benchmark on December 1, 2010. During the same period, the fund's old benchmark, the MSCI® AC (All Country) Far East ex Japan Index, returned -5.00%. The fund's performance was about in line with the -6.12% result of a linked index combining the returns of the old MSCI benchmark, with which the fund was compared through November, and the new MSCI benchmark, with which the fund was compared during the period's final 11 months. The fund's benchmark was changed in conjunction with a broadened investment focus to include India and a change of the fund's name from Fidelity Southeast Asia Fund to Fidelity Emerging Asia Fund. Versus the linked index, stock selection in consumer staples, energy, telecommunication services and the banking segment of financials hampered the fund's relative results. Geographically, stock picking in India and Hong Kong were negatives. China-based Chaoda Modern Agriculture, the fund's largest relative detractor, was hampered by suspicion the company was overstating the size of its land holdings. Other important detractors included Chinese energy producer PetroChina, which I sold by period end, and an underweighting in wireless carrier and benchmark component China Mobile. Conversely, positioning in materials, information technology and consumer discretionary added value. Geographically, my picks in Taiwan and South Korea bolstered performance. Hong Kong utility Power Assets Holdings was the fund's top relative contributor. The company was able to raise its rates and expand its customer base. Underweighting and ultimately selling two poorly performing benchmark components, Bank of China (Hong Kong) and China Life Insurance, also bolstered performance.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Asia Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011

Actual	.81%	$ 1,000.00	$ 834.70	$ 3.75
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,021.12	$ 4.13

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Asia Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Korea (South)	25.6%
Hong Kong	18.2%
China	11.8%
Taiwan	10.8%
India	8.0%
Thailand	6.6%
Singapore	5.8%
Cayman Islands	3.4%
Indonesia	3.3%
Other	6.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Korea (South)	21.0%
China	16.8%
Taiwan	16.4%
Hong Kong	11.7%
India	8.4%
Thailand	5.4%
Singapore	4.8%
Cayman Islands	4.3%
Indonesia	3.5%
Other	7.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	98.4
Short-Term Investments and Net Other Assets	1.2	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	5.7	4.2
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.9	3.4
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	3.3	0.0
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	2.6	1.9
POSCO (Korea (South), Metals & Mining)	2.5	0.0
Sun Hung Kai Properties Ltd. (Hong Kong, Real Estate Management & Development)	2.4	0.0
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	2.3	2.1
Power Assets Holdings Ltd. (Hong Kong, Electric Utilities)	1.9	1.5
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Commercial Banks)	1.8	2.7
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.5	0.0
	27.9
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.4	30.7
Information Technology	17.2	17.1
Consumer Discretionary	10.4	8.3
Industrials	10.3	11.7
Materials	8.6	10.4
Energy	7.3	7.6
Telecommunication Services	6.7	5.3
Consumer Staples	5.0	3.5
Utilities	3.6	3.6
Health Care	0.3	0.2

Annual Report

Fidelity Emerging Asia Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.8%
	Shares	Value
Australia - 0.2%
Origin Energy Ltd.	175,759	$ 2,648,838
Bailiwick of Jersey - 0.0%
WNS Holdings Ltd. sponsored ADR (a)	49,934	604,201
Bermuda - 1.5%
Cheung Kong Infrastructure Holdings Ltd.	609,000	3,262,241
China Oil & Gas Group Ltd. (a)	3,500,000	234,863
China Yurun Food Group Ltd.	1,942,000	3,370,727
CNPC (Hong Kong) Ltd.	1,048,000	1,468,020
First Pacific Co. Ltd.	3,284,000	3,421,294
Jardine Matheson Holdings Ltd.	66,000	3,326,307
Man Wah Holdings Ltd.	859,200	478,428
Noble Group Ltd.	4,152,000	5,067,771
PAX Global Technology Ltd.	1,644,000	346,464
Skyworth Digital Holdings Ltd.	4,660,000	2,462,417
TOTAL BERMUDA		23,438,532
Cayman Islands - 3.4%
AirMedia Group, Inc. ADR (a)	178,300	484,976
Belle International Holdings Ltd.	4,105,000	8,050,836
Biostime International Holdings Ltd.	1,191,000	2,123,890
Changyou.com Ltd. (A Shares) ADR (a)	36,300	955,779
Chaoda Modern Agriculture (Holdings) Ltd.	14,220,000	2,013,438
China Resources Land Ltd.	3,696,000	5,409,821
China Shanshui Cement Group Ltd.	2,466,000	1,888,897
Haitian International Holdings Ltd.	2,228,000	1,979,567
Hidili Industry International Development Ltd.	3,832,000	1,604,936
International Taifeng Holdings Ltd.	5,160,000	2,411,557
Maoye International Holdings Ltd. (a)	10,421,000	2,862,816
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	32,600	966,264
Qihoo 360 Technology Co. Ltd. ADR	24,900	503,229
Sands China Ltd. (a)	3,076,400	9,245,160
Shenguan Holdings Group Ltd.	3,450,000	1,853,532
Spreadtrum Communications, Inc. ADR	165,800	4,405,306
Springland International Holdings Ltd.	1,680,000	1,138,184
Yingde Gases Group Co. Ltd.	740,500	789,697
Youyuan International Holdings Ltd. (a)	7,891,000	2,458,623
TOTAL CAYMAN ISLANDS		51,146,508
China - 11.8%
51job, Inc. sponsored ADR (a)	27,600	1,274,568
Baidu.com, Inc. sponsored ADR (a)	73,000	10,233,140
Changsha Zoomlion Heavy Industry Science & Technology Development Co. Ltd. (H Shares)	2,214,000	3,203,178
China Coal Energy Co. Ltd. (H Shares)	6,751,000	8,408,564
China Communications Construction Co. Ltd. (H Shares)	7,548,000	5,693,127
China Communications Services Corp. Ltd. (H Shares)	10,340,000	4,768,664

	Shares	Value
China Construction Bank Corp. (H Shares)	47,081,000	$ 34,592,071
China Eastern Airlines Corp. Ltd. (H Shares) (a)	2,718,000	1,069,374
China Metal Recycling (Holdings) Ltd.	3,972,600	4,253,451
China Minsheng Banking Corp. Ltd. (H Shares)	10,408,000	8,478,553
China National Building Materials Co. Ltd. (H Shares)	3,298,000	4,224,427
China Pacific Insurance Group Co. Ltd. (H Shares)	1,843,200	5,656,208
China Petroleum & Chemical Corp. (H Shares)	16,644,000	15,740,735
China Southern Airlines Ltd. (H Shares) (a)	6,578,000	3,670,921
Comba Telecom Systems Holdings Ltd.	1,771,000	1,495,361
Focus Media Holding Ltd. ADR (a)	104,700	2,845,746
Great Wall Motor Co. Ltd. (H Shares)	5,916,000	8,033,409
Harbin Power Equipment Co. Ltd. (H Shares)	6,928,000	6,981,608
Industrial & Commercial Bank of China Ltd. (H Shares)	44,905,000	28,041,522
PICC Property & Casualty Co. Ltd. (H Shares)	4,884,000	6,773,176
Shanghai Jin Jiang International Hotel Co. Ltd. (H Shares)	5,198,000	668,414
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	6,950,000	2,551,687
Tianneng Power International Ltd.	1,118,000	523,599
Yanzhou Coal Mining Co. Ltd. (H Shares)	2,366,000	5,856,545
Zhongpin, Inc. (a)(d)	126,900	1,171,287
Zijin Mining Group Co. Ltd. (H Shares)	7,486,000	3,186,264
TOTAL CHINA		179,395,599
Hong Kong - 18.2%
AIA Group Ltd.	7,359,200	22,502,513
Cathay Pacific Airways Ltd.	2,695,000	4,891,890
China Insurance International Holdings Co. Ltd. (a)	1,315,800	2,853,391
China Merchant Holdings International Co. Ltd.	1,744,000	5,381,509
China Mobile (Hong Kong) Ltd.	5,277,500	50,159,164
China Overseas Land & Investment Ltd.	5,490,000	10,158,642
China Unicom (Hong Kong) Ltd.	5,742,000	11,544,957
Citic Pacific Ltd.	3,301,000	5,965,802
CNOOC Ltd.	21,297,000	40,258,993
Dah Chong Hong Holdings Ltd.	2,200,000	2,671,759
Galaxy Entertainment Group Ltd. (a)	1,778,000	3,595,711
Giordano International Ltd.	1,528,000	1,152,546
Guangdong Investment Ltd.	12,772,000	7,688,559
Hang Lung Group Ltd.	835,000	5,074,699
Hysan Development Co. Ltd.	1,233,313	4,303,739
Lenovo Group Ltd.	12,248,000	8,234,385
MTR Corp. Ltd.	2,170,500	7,006,328
New World Development Co. Ltd.	5,526,000	5,821,385
New World Development Co. Ltd. rights 11/22/11 (a)	2,763,000	942,481
Common Stocks - continued
	Shares	Value
Hong Kong - continued
PCCW Ltd.	25,232,000	$ 10,083,181
Power Assets Holdings Ltd.	3,820,500	29,031,253
Singamas Container Holdings Ltd.	946,000	219,120
Sinotruk Hong Kong Ltd.	2,908,500	1,710,359
Sun Hung Kai Properties Ltd.	2,673,000	36,803,945
TOTAL HONG KONG		278,056,311
India - 8.0%
Apollo Tyres Ltd.	1,157,964	1,357,996
Axis Bank Ltd.	462,400	10,928,662
Bank of Baroda	333,001	5,250,625
Canara Bank	433,924	4,138,555
Deccan Chronicle Holdings Ltd. (a)	972,884	1,028,950
Dena Bank	540,162	889,549
Gateway Distriparks Ltd.	447,814	1,362,674
Grasim Industries Ltd.	91,097	4,837,815
HCL Infosystems Ltd.	892,274	1,185,004
Hindalco Industries Ltd.	1,780,372	4,921,793
Hindustan Petroleum Corp. Ltd.	742,267	5,023,954
Housing Development Finance Corp. Ltd.	1,650,544	23,227,823
ICSA (India) Ltd.	492,574	577,853
Indian Oil Corp. Ltd.	778,930	4,605,080
Indian Overseas Bank	1,417,190	2,970,018
Jubilant Life Sciences Ltd.	190,075	760,733
Page Industries Ltd.	13,021	677,619
Piramal Healthcare Ltd.	252,126	1,859,117
Ramky Infrastructure Ltd.	239,799	1,158,113
Sintex Industries Ltd.	711,295	1,710,316
SREI Infrastructure Finance Ltd.	1,892,080	1,380,942
State Bank of India	255,869	9,952,181
Tata Consultancy Services Ltd.	840,976	19,130,351
Tata Motors Ltd. Class A	1,447,755	3,164,594
Tata Steel Ltd.	391,724	3,857,469
Welspun Gujarat Stahl Rohren Ltd.	458,520	1,004,186
Yes Bank Ltd.	874,950	5,606,909
TOTAL INDIA		122,568,881
Indonesia - 3.3%
PT Astra International Tbk	1,995,000	15,382,950
PT Bank Rakyat Indonesia Tbk	24,453,000	18,384,910
PT BISI International Tbk	2,443,000	278,172
PT Global Mediacom Tbk	19,886,500	1,785,331
PT Gudang Garam Tbk	909,000	5,966,562
PT Sampoerna Agro Tbk	4,453,500	1,506,586
PT Tower Bersama Infrastructure Tbk	9,965,000	2,319,188
PT Unilever Indonesia Tbk	2,358,000	4,145,288
TOTAL INDONESIA		49,768,987
Korea (South) - 25.6%
BS Financial Group, Inc. (a)	959,930	10,525,607
Cheil Worldwide, Inc.	505,680	8,249,146
Chong Kun Dang Pharmaceutical Corp.	116,860	2,258,037

	Shares	Value
CJ CheilJedang Corp.	30,029	$ 8,256,058
CJ Corp.	79,657	5,685,672
Daewoo Shipbuilding & Marine Engineering Co. Ltd.	472,140	11,566,907
DGB Financial Group Co. Ltd. (a)	251,320	3,117,140
Dongbu Insurance Co. Ltd.	107,200	4,496,218
Doosan Co. Ltd.	40,904	5,152,987
Hana Financial Group, Inc.	519,960	18,505,442
Hankook Tire Co. Ltd.	123,280	4,902,258
Hynix Semiconductor, Inc.	572,230	11,537,181
Hyundai Department Store Co. Ltd.	30,043	4,291,365
Hyundai Fire & Marine Insurance Co. Ltd.	59,830	1,725,964
Hyundai Heavy Industries Co. Ltd.	77,975	20,754,399
Hyundai Mobis	63,958	18,235,948
Hyundai Motor Co.	54,150	10,864,504
ICD Co. Ltd. (a)	15,386	697,671
Industrial Bank of Korea	870,250	11,382,283
KB Financial Group, Inc.	374,330	14,448,142
Kia Motors Corp.	270,020	17,246,910
Korea Electric Power Corp. (a)	356,820	7,960,269
Kyeryong Construction Industrial Co. Ltd.	60,160	790,520
LG International Corp.	56,480	2,484,369
Lotte Samkang Co. Ltd.	5,211	1,553,223
Lotte Shopping Co. Ltd.	19,573	6,998,599
MegaStudy Co. Ltd.	37,089	4,086,756
Nong Shim Co. Ltd.	4,312	841,813
Orion Corp.	4,363	2,331,950
POSCO	111,159	38,371,625
Samsung Electronics Co. Ltd.	100,898	86,535,152
Samsung Fire & Marine Insurance Co. Ltd.	56,353	11,937,929
Samsung Heavy Industries Ltd.	302,080	9,181,587
Shinsegae Co. Ltd.	16,544	4,145,290
SK Chemicals Co. Ltd.	42,023	2,678,395
SK Telecom Co. Ltd.	89,410	11,861,028
Sungwoo Hitech Co. Ltd.	246,426	4,052,727
Tong Yang Life Insurance Co. Ltd.	124,950	1,491,833
TOTAL KOREA (SOUTH)		391,202,904
Malaysia - 0.6%
AirAsia Bhd	2,103,400	2,643,375
Genting Malaysia Bhd	3,855,100	4,795,624
Glomac Bhd	3,231,800	890,824
TOTAL MALAYSIA		8,329,823
Mauritius - 0.3%
Golden Agri-Resources Ltd.	9,462,000	4,842,086
Papua New Guinea - 0.1%
Oil Search Ltd.	126,204	861,071
Philippines - 1.0%
Banco de Oro Universal Bank	2,142,000	2,828,535
Globe Telecom, Inc.	160,250	3,416,612
Common Stocks - continued
	Shares	Value
Philippines - continued
Manila Water Co., Inc.	10,405,000	$ 4,734,537
Universal Robina Corp.	4,374,000	4,821,813
TOTAL PHILIPPINES		15,801,497
Singapore - 5.8%
Avago Technologies Ltd.	128,800	4,349,576
City Developments Ltd.	976,000	8,413,664
DBS Group Holdings Ltd.	1,302,000	12,713,077
First Resources Ltd.	3,573,000	3,998,940
Keppel Corp. Ltd.	2,223,900	16,642,426
Mapletree Logistics Trust (REIT)	2,817,000	1,912,467
Sakari Resources Ltd.	1,428,000	2,666,515
SembCorp Industries Ltd.	1,650,000	5,437,958
United Overseas Bank Ltd.	1,398,000	18,953,638
UOL Group Ltd.	800,000	2,827,178
Wilmar International Ltd.	2,070,000	8,934,695
Yanlord Land Group Ltd.	2,680,000	2,174,019
TOTAL SINGAPORE		89,024,153
Taiwan - 10.8%
Asia Cement Corp.	5,839,100	7,033,514
ASUSTeK Computer, Inc.	1,010,000	7,021,708
Catcher Technology Co. Ltd.	685,000	3,816,482
Chicony Electronics Co. Ltd.	1,942,000	3,245,076
Compal Electronics, Inc.	7,312,000	6,710,802
E.Sun Financial Holdings Co. Ltd.	22,773,495	11,349,733
EVA Airways Corp.	7,124,100	5,153,598
Far East Department Stores Co. Ltd.	117,360	179,434
Formosa Plastics Corp.	7,029,000	20,672,934
HIWIN Technologies Corp.	294,000	2,657,841
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,676,700	7,337,845
Insyde Software Corp.	463,928	2,053,536
King Slide Works Co. Ltd.	323,400	1,388,866
Quanta Computer, Inc.	4,462,000	8,780,499
Taichung Commercial Bank Co. Ltd.	94,470	31,791
Taishin Financial Holdings Co. Ltd.	35,192,227	14,901,025
Taiwan Semiconductor Manufacturing Co. Ltd.	24,372,192	59,392,025
Wistron Corp.	2,442,170	2,826,323
TOTAL TAIWAN		164,553,032
Thailand - 6.6%
Advanced Info Service PCL (For. Reg.)	2,000,700	8,405,578
Asian Property Development PCL (For. Reg.)	14,864,520	2,172,610
Bangkok Life Assurance PCL NVDR	932,300	1,293,776
Banpu PCL NVDR unit	742,400	15,032,774
Big C Supercenter PCL unit	325,800	1,163,651
Bumrungrad Hospital PCL (For. Reg.)	1,060,400	1,357,007
C.P. Seven Eleven PCL (For. Reg.)	2,449,800	3,706,838
Charoen Pokphand Foods PCL (For. Reg.)	6,433,500	6,265,385
Glow Energy PCL (For. Reg.)	1,360,500	2,343,297

	Shares	Value
Indorama Ventures PCL (For. Reg.)	2,429,600	$ 2,796,314
LPN Development PCL unit	7,290,500	2,374,723
PTT Global Chemical PCL (For. Reg.) (a)	2,747,338	5,793,333
PTT PCL (For. Reg.)	990,500	9,757,779
Siam Cement PCL:
(For. Reg.)	685,300	8,216,462
NVDR unit	533,300	5,419,978
Siam Commercial Bank PCL (For. Reg.)	3,174,300	12,007,730
Siam Makro PCL (For. Reg.)	619,300	4,147,052
Supalai PCL (For. Reg.)	5,888,500	2,369,680
Thai Union Frozen Products PCL NVDR	823,700	1,412,472
Total Access Communication PCL unit	1,610,900	3,854,737
TOTAL THAILAND		99,891,176
United Kingdom - 0.5%
HSBC Holdings PLC (Hong Kong)	914,289	7,986,625
United States of America - 1.1%
China Natural Gas, Inc. (a)(d)	84,700	162,624
Citigroup, Inc.	89,500	2,827,305
Cognizant Technology Solutions Corp. Class A (a)	135,800	9,879,450
Freeport-McMoRan Copper & Gold, Inc.	90,000	3,623,400
SORL Auto Parts, Inc. (a)(d)	188,800	624,928
TOTAL UNITED STATES OF AMERICA		17,117,707
TOTAL COMMON STOCKS (Cost $1,514,895,456)		1,507,237,931
Money Market Funds - 0.7%

Fidelity Cash Central Fund, 0.12% (b)	9,197,046	9,197,046
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,013,025	1,013,025
TOTAL MONEY MARKET FUNDS (Cost $10,210,071)		10,210,071
TOTAL INVESTMENT PORTFOLIO - 99.5% (Cost $1,525,105,527)	1,517,448,002
NET OTHER ASSETS (LIABILITIES) - 0.5%	8,187,214
NET ASSETS - 100%	$ 1,525,635,216
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 33,350
Fidelity Securities Lending Cash Central Fund	638,535
Total	$ 671,885
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Korea (South)	$ 391,202,904	$ -	$ 391,202,904	$ -
Hong Kong	278,056,311	-	278,056,311	-
China	179,395,599	15,524,741	163,870,858	-
Taiwan	164,553,032	-	164,553,032	-
India	122,568,881	-	122,568,881	-
Thailand	99,891,176	-	99,891,176	-
Singapore	89,024,153	4,349,576	84,674,577	-
Cayman Islands	51,146,508	7,315,554	41,817,516	2,013,438
Indonesia	49,768,987	-	49,768,987	-
United States of America	17,117,707	16,955,083	-	162,624
Other	64,512,673	16,405,698	48,106,975	-
Money Market Funds	10,210,071	10,210,071	-	-
Total Investments in Securities:	$ 1,517,448,002	$ 70,760,723	$ 1,444,511,217	$ 2,176,062
Transfers from Level 1 to Level 2 during the period were $645,690,870.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	116,451
Total Unrealized Gain (Loss)	(9,538,078)
Cost of Purchases	4,602,371
Proceeds of Sales	(1,405,216)
Amortization/Accretion	-
Transfers in to Level 3	8,400,534
Transfers out of Level 3	-
Ending Balance	$ 2,176,062
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (9,538,078)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $266,190,956 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Asia Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $948,442) - See accompanying schedule: Unaffiliated issuers (cost $1,514,895,456)	$ 1,507,237,931
Fidelity Central Funds (cost $10,210,071)	10,210,071
Total Investments (cost $1,525,105,527)		$ 1,517,448,002
Foreign currency held at value (cost $20,780)		20,902
Receivable for investments sold		17,688,688
Receivable for fund shares sold		1,339,192
Dividends receivable		440,351
Distributions receivable from Fidelity Central Funds		88,998
Prepaid expenses		6,646
Other receivables		759,337
Total assets		1,537,792,116

Liabilities
Payable for investments purchased	$ 7,317,583
Payable for fund shares redeemed	2,669,385
Accrued management fee	577,704
Other affiliated payables	356,964
Other payables and accrued expenses	222,239
Collateral on securities loaned, at value	1,013,025
Total liabilities		12,156,900

Net Assets		$ 1,525,635,216
Net Assets consist of:
Paid in capital		$ 1,778,202,132
Undistributed net investment income		24,561,036
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(269,408,157)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,719,795)
Net Assets, for 55,842,557 shares outstanding		$ 1,525,635,216
Net Asset Value, offering price and redemption price per share ($1,525,635,216 ÷ 55,842,557 shares)		$ 27.32

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 48,327,588
Interest		580
Income from Fidelity Central Funds		671,885
Income before foreign taxes withheld		49,000,053
Less foreign taxes withheld		(5,646,012)
Total income		43,354,041

Expenses
Management fee Basic fee	$ 12,451,843
Performance adjustment	(3,775,439)
Transfer agent fees	3,989,582
Accounting and security lending fees	784,500
Custodian fees and expenses	967,166
Independent trustees' compensation	9,758
Registration fees	66,855
Audit	91,474
Legal	8,042
Interest	3,613
Miscellaneous	(121,698)
Total expenses before reductions	14,475,696
Expense reductions	(679,633)	13,796,063
Net investment income (loss)		29,557,978
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	149,101,694
Foreign currency transactions	(1,130,378)
Futures contracts	(2,107,940)
Total net realized gain (loss)		145,863,376
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $490,151)	(283,629,017)
Assets and liabilities in foreign currencies	(12,596)
Total change in net unrealized appreciation (depreciation)		(283,641,613)
Net gain (loss)		(137,778,237)
Net increase (decrease) in net assets resulting from operations		$ (108,220,259)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 29,557,978	$ 25,364,629
Net realized gain (loss)	145,863,376	143,512,811
Change in net unrealized appreciation (depreciation)	(283,641,613)	237,384,013
Net increase (decrease) in net assets resulting from operations	(108,220,259)	406,261,453
Distributions to shareholders from net investment income	(28,179,915)	(30,524,290)
Distributions to shareholders from net realized gain	(6,100,808)	(28,589,443)
Total distributions	(34,280,723)	(59,113,733)
Share transactions - net increase (decrease)	(49,864,171)	(368,409,021)
Redemption fees	438,078	282,689
Total increase (decrease) in net assets	(191,927,075)	(20,978,612)

Net Assets
Beginning of period	1,717,562,291	1,738,540,903
End of period (including undistributed net investment income of $24,561,036 and undistributed net investment income of $24,288,225, respectively)	$ 1,525,635,216	$ 1,717,562,291

Financial Highlights

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 29.70	$ 23.98	$ 18.50	$ 49.39	$ 25.59
Income from Investment Operations
Net investment income (loss) B	.50	.39	.58 E	.44	.33
Net realized and unrealized gain (loss)	(2.30)	6.16	5.09	(28.21)	24.95
Total from investment operations	(1.80)	6.55	5.67	(27.77)	25.28
Distributions from net investment income	(.49)	(.43)	(.20)	(.28)	(.23)
Distributions from net realized gain	(.11)	(.40)	-	(2.89)	(1.29)
Total distributions	(.59) H	(.83)	(.20)	(3.17)	(1.52)
Redemption fees added to paid in capital B	.01	- G	.01	.05	.04
Net asset value, end of period	$ 27.32	$ 29.70	$ 23.98	$ 18.50	$ 49.39
Total Return A	(6.20)%	27.93%	31.08%	(59.64)%	104.22%
Ratios to Average Net Assets C,F
Expenses before reductions	.82%	.78%	1.14%	1.18%	1.08%
Expenses net of fee waivers, if any	.82%	.78%	1.14%	1.18%	1.08%
Expenses net of all reductions	.78%	.74%	.99%	1.04%	.98%
Net investment income (loss)	1.68%	1.50%	2.86% E	1.34%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,525,635	$ 1,717,562	$ 1,736,852	$ 1,605,632	$ 6,293,936
Portfolio turnover rate D	115%	105%	220%	147%	72%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.16 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Amount represents less than $.01 per share. H Total distributions of $.59 per share is comprised of distributions from net investment income of $.485 and distributions from net realized gain of $.105 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Emerging Asia Fund (the Fund) (formerly Fidelity Southeast Asia Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offered Class F shares during the period June 26, 2009 through June 11, 2010 and all outstanding shares were redeemed by June 11, 2010. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), futures transactions, certain foreign taxes, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 133,360,110
Gross unrealized depreciation	(144,234,835)
Net unrealized appreciation (depreciation) on securities and other investments	$ (10,874,725)

Tax Cost	$ 1,528,322,727

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 24,561,364
Capital loss carryforward	$ (266,190,956)
Net unrealized appreciation (depreciation)	$ (10,936,995)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 34,280,723	$ 59,113,733

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock markets and to fluctuations in currency values.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date. The underlying face amount at value of open futures contracts at period end, if any is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(2,107,940) related to its investment in futures contracts. This amount is included in the Statement of Operations.

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,987,228,187 and $2,052,071,487, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annualized rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,605 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,295,679.41%		$ 3,613

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5,462 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $638,535, including $249 from securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $679,632 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010A
From net investment income
Emerging Asia	$ 28,179,915	$ 30,460,836
Class F	-	63,454
Total	$ 28,179,915	$ 30,524,290
From net realized gain
Emerging Asia	$ 6,100,808	$ 28,534,741
Class F	-	54,702
Total	$ 6,100,808	$ 28,589,443

A All Class F shares were redeemed on June 11, 2010.

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010 A	2011	2010 A
Emerging Asia
Shares sold	15,394,610	9,549,252	$ 468,544,331	$ 251,925,297
Reinvestment of distributions	1,090,764	2,258,330	32,690,177	56,751,824
Shares redeemed	(18,480,637)	(26,400,169)	(551,098,679)	(675,382,094)
Net increase (decrease)	(1,995,263)	(14,592,587)	$ (49,864,171)	$ (366,704,973)
Class F
Shares sold	-	608,072	$ -	$ 15,362,404
Reinvestment of distributions	-	4,704	-	118,156
Shares redeemed	-	(683,167)	-	(17,184,608)
Net increase (decrease)	-	(70,391)	$ -	$ (1,704,048)

A All Class F shares were redeemed on June 11, 2010.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Emerging Markets Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Emerging Markets Fund	-12.33%	2.16%	14.65%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Emerging Markets Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Fidelity Emerging Markets Fund

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund: During the year, the fund's Retail Class shares returned -12.33%, well behind the MSCI index. Relative performance was hurt the most by stock selection in energy, consumer staples and financials, followed by positioning in industrials and information technology. Geographically, security selection in China, India and South Africa weighed on the fund's results. Untimely ownership of wireless carrier and benchmark component China Mobile made it the fund's largest individual detractor. Similarly, underweighting Russian energy firm Gazprom when its stock was advancing early in the period dampened performance. Other key detractors were pork producer China Yurun Food Group - which I sold - and Turkish bank Turkiye Garanti Bankasi. Conversely, my picks in materials and positioning in the automobiles/components segment of consumer discretionary added value. Geographically, stock picking in Brazil and South Korea helped. Russian natural gas producer NOVATEK acquired additional acreage and added new customers, which bolstered its stock. Performance also benefited from Thai wireless carrier Advanced Info Service, as well as Korean automakers Kia Motors and Hyundai Motor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Emerging Markets	1.05%
Actual		$ 1,000.00	$ 798.50	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,019.91	$ 5.35
Class K	.84%
Actual		$ 1,000.00	$ 799.40	$ 3.81
Hypothetical A		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Korea (South)	20.5%
Brazil	14.8%
China	7.9%
Taiwan	6.7%
Russia	5.9%
Hong Kong	5.6%
Indonesia	5.4%
Thailand	4.3%
India	4.3%
Other	24.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Korea (South)	16.6%
Brazil	14.5%
Taiwan	10.6%
Russia	9.1%
China	8.7%
South Africa	5.1%
Indonesia	4.6%
India	4.5%
Cayman Islands	3.6%
Other	22.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.8
Short-Term Investments and Net Other Assets	1.8	2.2
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.3	2.5
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	2.4	0.0
Hyundai Motor Co. (Korea (South), Automobiles)	2.2	1.7
Banco Bradesco SA (PN) sponsored ADR (Brazil, Commercial Banks)	2.1	1.5
Petroleo Brasileiro SA - Petrobras (PN) (Brazil, Oil, Gas & Consumable Fuels)	2.0	2.1
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	1.9	1.6
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.5	1.6
OAO NOVATEK GDR (Russia, Oil, Gas & Consumable Fuels)	1.5	0.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5	1.3
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.5	2.1
	20.9
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	23.8
Energy	13.7	15.4
Information Technology	11.5	13.4
Materials	11.4	16.3
Consumer Discretionary	10.7	8.2
Telecommunication Services	9.1	5.6
Industrials	7.7	6.7
Consumer Staples	5.8	5.5
Utilities	4.1	2.5
Health Care	0.9	0.4

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Bailiwick of Jersey - 0.8%
Randgold Resources Ltd. sponsored ADR	236,900	$ 25,957,133
Bermuda - 1.5%
Cheung Kong Infrastructure Holdings Ltd.	3,450,000	18,480,673
CNPC (Hong Kong) Ltd.	11,710,000	16,403,167
Great Eagle Holdings Ltd.	3,869,888	8,594,768
NWS Holdings Ltd.	6,136,000	9,304,472
TOTAL BERMUDA		52,783,080
Brazil - 14.8%
Banco Bradesco SA (PN) sponsored ADR	3,929,450	71,515,990
Banco do Estado do Rio Grande do Sul SA	1,982,300	20,894,264
BR Malls Participacoes SA	1,833,700	19,808,488
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	1,241,500	41,863,380
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	872,800	23,939,483
Companhia de Saneamento de Minas Gerais	308,900	5,799,520
Eletropaulo Metropolitana SA (PN-B)	1,139,200	20,432,891
Embraer SA sponsored ADR	526,400	14,644,448
Gol Linhas Aereas Inteligentes SA sponsored ADR (d)	2,014,300	16,154,686
Klabin SA (PN) (non-vtg.)	942,700	3,469,522
Localiza Rent A Car SA	397,500	6,006,944
Marcopolo SA (PN)	1,689,600	7,477,848
Mills Estruturas e Servicos de Engenharia SA	414,000	4,134,696
Multiplus SA	638,000	10,774,517
OGX Petroleo e Gas Participacoes SA (a)	4,250,600	35,149,383
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	778,300	9,663,031
(PN) sponsored ADR (d)	2,288,939	57,887,267
Qualicorp SA	656,400	6,001,328
Tegma Gestao Logistica	989,700	12,852,498
Telefonica Brasil SA sponsored ADR (a)	545,600	15,833,312
TIM Participacoes SA sponsored ADR (d)	1,252,433	32,613,355
Ultrapar Participacoes SA	1,053,900	18,780,189
Vale SA (PN-A) sponsored ADR (d)	2,104,698	49,670,873
TOTAL BRAZIL		505,367,913
British Virgin Islands - 0.5%
Mail.ru Group Ltd.:
GDR (a)(e)	442,500	15,244,125
GDR (Reg. S)	40,000	1,378,000
TOTAL BRITISH VIRGIN ISLANDS		16,622,125
Canada - 1.7%
Eldorado Gold Corp.	1,323,011	24,858,300
First Quantum Minerals Ltd.	902,200	18,924,615
Petrominerales Ltd.	535,800	14,136,069
TOTAL CANADA		57,918,984

	Shares	Value
Cayman Islands - 3.4%
Belle International Holdings Ltd.	4,769,000	$ 9,353,091
Central China Real Estate Ltd.	14,310,208	3,231,432
China Shanshui Cement Group Ltd.	24,730,000	18,942,593
Country Garden Holdings Co. Ltd.	36,851,000	14,590,703
Eurasia Drilling Co. Ltd. GDR (Reg. S)	808,700	19,085,320
EVA Precision Industrial Holdings Ltd.	37,790,000	9,759,311
Haitian International Holdings Ltd.	7,200,000	6,397,165
Shenguan Holdings Group Ltd.	20,996,000	11,280,218
Silver Base Group Holdings Ltd.	10,311,000	10,981,105
SOHO China Ltd.	19,398,500	13,830,520
TOTAL CAYMAN ISLANDS		117,451,458
Chile - 1.1%
CFR Pharmaceuticals SA	61,972,153	14,672,459
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,068,744	21,158,932
TOTAL CHILE		35,831,391
China - 7.9%
Baidu.com, Inc. sponsored ADR (a)	128,493	18,012,149
China Communications Construction Co. Ltd. (H Shares)	23,514,000	17,735,585
China Communications Services Corp. Ltd. (H Shares)	34,218,000	15,780,865
China Construction Bank Corp. (H Shares)	69,680,000	51,196,353
China Minsheng Banking Corp. Ltd. (H Shares)	34,434,500	28,050,993
China National Building Materials Co. Ltd. (H Shares)	11,408,000	14,612,572
China Pacific Insurance Group Co. Ltd. (H Shares)	3,380,000	10,372,170
China Petroleum & Chemical Corp.:
(H Shares)	17,218,000	16,283,585
sponsored ADR (H Shares) (d)	146,200	13,801,280
China Southern Airlines Ltd. (H Shares) (a)	25,102,000	14,008,430
Great Wall Motor Co. Ltd. (H Shares)	11,136,500	15,122,391
Harbin Power Equipment Co. Ltd. (H Shares)	18,078,000	18,217,886
SINA Corp. (a)(d)	116,700	9,486,543
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	27,388,000	10,055,483
Yantai Changyu Pioneer Wine Co. (B Shares)	1,485,046	16,708,233
TOTAL CHINA		269,444,518
Czech Republic - 1.7%
Ceske Energeticke Zavody AS	745,000	31,506,316
Komercni Banka AS (d)	77,600	14,966,424
Philip Morris CR A/S	14,961	9,823,594
TOTAL CZECH REPUBLIC		56,296,334
Common Stocks - continued
	Shares	Value
Egypt - 0.5%
Commercial International Bank Ltd. sponsored GDR	3,875,292	$ 17,121,040
Georgia - 0.2%
Bank of Georgia GDR (Reg. S)	480,001	6,120,013
Hong Kong - 5.6%
China Insurance International Holdings Co. Ltd. (a)	7,614,400	16,512,282
China Mobile (Hong Kong) Ltd.	8,497,500	80,763,144
China Power International Development Ltd.	77,054,000	16,304,575
CNOOC Ltd.	28,270,000	53,440,471
CNOOC Ltd. sponsored ADR	66,600	12,561,426
Dah Chong Hong Holdings Ltd.	5,870,000	7,128,738
Lenovo Group Ltd.	6,000,000	4,033,827
TOTAL HONG KONG		190,744,463
Hungary - 0.1%
Magyar Telekom PLC	1,380,700	3,213,188
India - 4.3%
Bank of Baroda	1,412,618	22,273,590
Bharti Airtel Ltd.	2,706,596	21,676,370
Housing Development Finance Corp. Ltd.	2,541,720	35,769,191
Indian Overseas Bank	5,515,424	11,558,726
ITC Ltd.	3,000	13,085
Jain Irrigation Systems Ltd.	396,112	1,009,312
Punjab National Bank	357,790	7,288,721
Tata Consultancy Services Ltd.	1,174,258	26,711,783
Tata Steel Ltd.	763,513	7,518,629
Ultratech Cement Ltd.	551,743	13,027,163
TOTAL INDIA		146,846,570
Indonesia - 5.4%
PT Astra International Tbk	5,076,500	39,143,633
PT Bank Negara Indonesia (Persero) Tbk	35,632,000	15,968,902
PT Bank Rakyat Indonesia Tbk	55,677,500	41,860,950
PT Bank Tabungan Negara Tbk	53,925,000	8,680,322
PT Bumi Serpong Damai Tbk	79,655,400	8,196,748
PT Ciputra Development Tbk	98,853,500	5,420,035
PT Gadjah Tunggal Tbk	18,599,500	5,687,694
PT Indofood Sukses Makmur Tbk	27,011,500	16,034,011
PT Indosat Tbk	26,279,700	15,739,594
PT Summarecon Agung Tbk	33,004,500	4,319,137
PT Tower Bersama Infrastructure Tbk	40,320,000	9,383,810
PT XL Axiata Tbk	26,029,500	14,558,032
TOTAL INDONESIA		184,992,868
Israel - 0.5%
Check Point Software Technologies Ltd. (a)	269,700	15,542,811
Kazakhstan - 0.5%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	1,026,911	17,436,949

	Shares	Value
Korea (South) - 20.5%
BS Financial Group, Inc. (a)	1,415,610	$ 15,522,126
Cheil Worldwide, Inc.	840,500	13,711,056
CJ CheilJedang Corp.	19,462	5,350,808
CJ Corp.	287,603	20,528,220
Daum Communications Corp.	84,360	10,182,462
Doosan Co. Ltd.	163,632	20,613,962
GS Holdings Corp.	374,573	21,495,552
Hana Financial Group, Inc.	877,450	31,228,556
Hankook Tire Co. Ltd.	297,050	11,812,263
Hyundai Department Store Co. Ltd.	149,034	21,288,130
Hyundai Fire & Marine Insurance Co. Ltd.	374,910	10,815,329
Hyundai Heavy Industries Co. Ltd.	116,377	30,975,757
Hyundai Hysco Co. Ltd.	363,390	14,014,139
Hyundai Mobis	125,135	35,678,966
Hyundai Motor Co.	364,582	73,148,708
Industrial Bank of Korea	2,000,080	26,159,697
Kia Motors Corp.	525,566	33,569,327
Korea Zinc Co. Ltd.	36,246	10,584,368
KT&G Corp.	552,295	34,420,497
LG Chemical Ltd.	40	12,859
LIG Non-Life Insurance Co. Ltd.	409,010	8,674,196
Lotte Samkang Co. Ltd.	13,049	3,889,466
Nong Shim Co. Ltd.	76,098	14,856,286
Paradise Co. Ltd.	1,823,471	12,767,880
Samsung Card Co. Ltd.	400,740	14,960,937
Samsung Electronics Co. Ltd.	171,704	147,261,904
Shinhan Financial Group Co. Ltd.	1,012,890	40,200,111
SK Chemicals Co. Ltd.	208,337	13,278,653
TOTAL KOREA (SOUTH)		697,002,215
Luxembourg - 0.7%
Millicom International Cellular SA (depositary receipt)	217,800	24,003,083
Malaysia - 0.7%
Axiata Group Bhd	14,916,300	23,576,047
Mauritius - 0.0%
Golden Agri-Resources Ltd.	20,000	10,235
Mexico - 0.3%
Embotelladoras Arca SAB de CC	2,439,900	11,576,572
Netherlands - 0.2%
Yandex NV	260,800	7,177,216
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	2,921,542	13,439,093
Panama - 0.5%
Copa Holdings SA Class A	251,300	17,357,291
Peru - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	626,941	25,660,695
Philippines - 0.2%
Globe Telecom, Inc.	317,770	6,775,019
Common Stocks - continued
	Shares	Value
Poland - 0.7%
Polska Grupa Energetyczna SA	2,066,054	$ 12,732,568
TVN SA	2,646,117	10,591,457
TOTAL POLAND		23,324,025
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	463,393	2,125,277
Russia - 5.9%
Cherkizovo Group OJSC GDR (a)	488,565	6,813,728
Lukoil Oil Co. sponsored ADR	675,221	38,960,252
Mostotrest OAO (a)	667,332	3,836,000
Gazprom OAO sponsored ADR	1,876,580	21,787,094
NOVATEK OAO GDR	360,758	50,650,423
Rosneft Oil Co. OJSC GDR (Reg. S)	1,212,900	8,629,784
Sberbank of Russia (f)	15,364,500	41,692,026
TNK-BP Holding	713,700	1,952,700
Uralkali JSC GDR (Reg. S)	581,400	25,232,760
TOTAL RUSSIA		199,554,767
Singapore - 0.2%
Sakari Resources Ltd.	4,225,000	7,889,375
Wilmar International Ltd.	2,000	8,633
TOTAL SINGAPORE		7,898,008
South Africa - 2.6%
African Bank Investments Ltd.	4,696,699	20,381,577
Foschini Ltd.	1,662,721	20,980,165
Imperial Holdings Ltd.	794,700	11,765,842
Life Healthcare Group Holdings Ltd.	5,279,500	12,845,677
Mr Price Group Ltd.	1,330,900	12,812,111
Northam Platinum Ltd.	2,277,300	8,823,630
TOTAL SOUTH AFRICA		87,609,002
Taiwan - 6.7%
Catcher Technology Co. Ltd.	3,820,000	21,283,155
Chroma ATE, Inc.	4,069,786	8,120,092
Formosa Chemicals & Fibre Corp.	10,000	28,941
Formosa Plastics Corp.	9,830,000	28,910,933
Hotai Motor Co. Ltd.	414,000	1,801,067
HTC Corp.	1,105,305	24,840,130
Kinsus Interconnect Technology Corp.	3,034,000	10,478,835
Leofoo Development Co. Ltd. (a)	5,753,000	3,786,567
President Chain Store Corp.	3,024,000	16,815,669
SIMPLO Technology Co. Ltd.	1,341,900	7,895,964
Taishin Financial Holdings Co. Ltd.	62,126,146	26,305,333
Taiwan Cement Corp.	21,754,599	27,168,905
Taiwan Semiconductor Manufacturing Co. Ltd.	20,709,447	50,466,367
TOTAL TAIWAN		227,901,958

	Shares	Value
Thailand - 4.3%
Advanced Info Service PCL (For. Reg.)	7,944,600	$ 33,377,793
Asian Property Development PCL (For. Reg.)	54,389,540	7,949,619
Bangkok Expressway PCL (For.Reg.)	1,144,700	604,381
Banpu PCL (For. Reg.)	454,300	9,222,464
Charoen Pokphand Foods PCL (For. Reg.)	8,429,400	8,209,130
Krung Thai Bank PCL (For. Reg.)	22,145,500	10,836,877
PTT Global Chemical PCL (For. Reg.) (a)	1,402,718	2,957,922
PTT PCL (For. Reg.)	2,200,100	21,673,993
Siam Cement PCL (For. Reg.)	1,447,000	17,348,927
Siam Commercial Bank PCL (For. Reg.)	9,328,700	35,288,571
Total Access Communication PCL (For. Reg.)	105,200	250,624
TOTAL THAILAND		147,720,301
Turkey - 1.5%
Aygaz AS	1,780,812	9,728,627
Koc Holding AS	2,227,630	7,961,895
Tofas Turk Otomobil Fabrikasi AS	2,747,735	10,628,875
Turkiye Garanti Bankasi AS	6,745,395	23,803,911
TOTAL TURKEY		52,123,308
United Kingdom - 0.7%
International Personal Finance PLC	1,716,532	7,569,364
Kazakhmys PLC	1,130,800	16,867,075
TOTAL UNITED KINGDOM		24,436,439
United States of America - 0.7%
Cognizant Technology Solutions Corp. Class A (a)	236,400	17,198,100
Freeport-McMoRan Copper & Gold, Inc.	164,500	6,622,770
TOTAL UNITED STATES OF AMERICA		23,820,870
TOTAL COMMON STOCKS (Cost $3,014,558,536)		3,342,782,259
Money Market Funds - 4.0%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	52,706,240	$ 52,706,240
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	85,082,139	85,082,139
TOTAL MONEY MARKET FUNDS (Cost $137,788,379)		137,788,379
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $3,152,346,915)	3,480,570,638
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(74,864,960)
NET ASSETS - 100%	$ 3,405,705,678
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,244,125 or 0.4% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 51,246
Fidelity Securities Lending Cash Central Fund	1,194,501
Total	$ 1,245,747
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Korea (South)	$ 697,002,215	$ -	$ 697,002,215	$ -
Brazil	505,367,913	505,367,913	-	-
China	269,444,518	41,299,972	228,144,546	-
Taiwan	227,901,958	-	227,901,958	-
Russia	199,554,767	199,554,767	-	-
Hong Kong	190,744,463	12,561,426	178,183,037	-
Indonesia	184,992,868	-	184,992,868	-
Thailand	147,720,301	-	147,720,301	-
India	146,846,570	-	146,846,570	-
Other	773,206,686	590,573,178	182,633,508	-
Money Market Funds	137,788,379	137,788,379	-	-
Total Investments in Securities:	$ 3,480,570,638	$ 1,487,145,635	$ 1,993,425,003	$ -
Transfers from Level 1 to Level 2 during the period were $1,100,228,585.
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $300, 796,984 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $79,492,037) - See accompanying schedule: Unaffiliated issuers (cost $3,014,558,536)	$ 3,342,782,259
Fidelity Central Funds (cost $137,788,379)	137,788,379
Total Investments (cost $3,152,346,915)		$ 3,480,570,638
Cash		357,405
Foreign currency held at value (cost $4,182,807)		4,270,284
Receivable for investments sold		69,771,938
Receivable for fund shares sold		2,882,330
Dividends receivable		5,926,684
Distributions receivable from Fidelity Central Funds		15,956
Prepaid expenses		15,477
Other receivables		2,769,652
Total assets		3,566,580,364

Liabilities
Regular delivery
Payable for investments purchased	$ 64,620,126
Delayed delivery	1,292,781
Payable for fund shares redeemed	6,685,204
Accrued management fee	1,979,929
Other affiliated payables	812,583
Other payables and accrued expenses	401,924
Collateral on securities loaned, at value	85,082,139
Total liabilities		160,874,686

Net Assets		$ 3,405,705,678
Net Assets consist of:
Paid in capital		$ 3,393,247,624
Undistributed net investment income		36,916,001
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(352,312,880)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		327,854,933
Net Assets		$ 3,405,705,678

Statement of Assets and Liabilities - continued

October 31, 2011

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,907,884,482 ÷ 130,829,897 shares)	$ 22.23

Class K: Net Asset Value, offering price and redemption price per share ($497,821,196 ÷ 22,393,784 shares)	$ 22.23

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 118,482,469
Interest		30,085
Income from Fidelity Central Funds		1,245,747
Income before foreign taxes withheld		119,758,301
Less foreign taxes withheld		(12,268,127)
Total income		107,490,174

Expenses
Management fee	$ 31,884,718
Transfer agent fees	9,712,570
Accounting and security lending fees	1,563,154
Custodian fees and expenses	2,995,129
Independent trustees' compensation	25,298
Registration fees	97,583
Audit	120,061
Legal	18,561
Interest	15,467
Miscellaneous	49,325
Total expenses before reductions	46,481,866
Expense reductions	(2,922,454)	43,559,412
Net investment income (loss)		63,930,762
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	291,148,406
Foreign currency transactions	(7,300,563)
Total net realized gain (loss)		283,847,843
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,553,235)	(873,553,653)
Assets and liabilities in foreign currencies	(483,123)
Total change in net unrealized appreciation (depreciation)		(874,036,776)
Net gain (loss)		(590,188,933)
Net increase (decrease) in net assets resulting from operations		$ (526,258,171)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 63,930,762	$ 44,633,525
Net realized gain (loss)	283,847,843	524,250,063
Change in net unrealized appreciation (depreciation)	(874,036,776)	400,552,581
Net increase (decrease) in net assets resulting from operations	(526,258,171)	969,436,169
Distributions to shareholders from net investment income	(49,437,799)	(23,159,233)
Distributions to shareholders from net realized gain	(24,690,435)	(26,416,955)
Total distributions	(74,128,234)	(49,576,188)
Share transactions - net increase (decrease)	(859,245,695)	23,065,054
Redemption fees	1,366,825	1,389,036
Total increase (decrease) in net assets	(1,458,265,275)	944,314,071

Net Assets
Beginning of period	4,863,970,953	3,919,656,882
End of period (including undistributed net investment income of $36,916,001 and undistributed net investment income of $44,633,128, respectively)	$ 3,405,705,678	$ 4,863,970,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.72	$ 20.68	$ 13.71	$ 37.55	$ 22.04
Income from Investment Operations
Net investment income (loss) B	.35	.23	.17	.42 E	.25
Net realized and unrealized gain (loss)	(3.48)	5.05	7.03	(22.73)	15.44
Total from investment operations	(3.13)	5.28	7.20	(22.31)	15.69
Distributions from net investment income	(.24)	(.12)	(.24)	(.19)	(.20)
Distributions from net realized gain	(.13)	(.14)	-	(1.37)	-
Total distributions	(.37)	(.25) G	(.24)	(1.56)	(.20)
Redemption fees added to paid in capital B	.01	.01	.01	.03	.02
Net asset value, end of period	$ 22.23	$ 25.72	$ 20.68	$ 13.71	$ 37.55
Total Return A	(12.33)%	25.76%	53.95%	(61.84)%	71.81%
Ratios to Average Net Assets C, F
Expenses before reductions	1.07%	1.14%	1.16%	1.07%	1.05%
Expenses net of fee waivers, if any	1.07%	1.14%	1.16%	1.07%	1.05%
Expenses net of all reductions	1.01%	1.09%	1.10%	1.02%	.99%
Net investment income (loss)	1.38%	1.00%	1.09%	1.47% E	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,907,884	$ 3,975,342	$ 3,649,582	$ 2,086,196	$ 6,609,045
Portfolio turnover rate D	122%	85%	88%	63%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Total distributions of $.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.135 per share.

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 25.75	$ 20.69	$ 13.72	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.40	.28	.22	.15 G
Net realized and unrealized gain (loss)	(3.48)	5.05	7.02	(18.43)
Total from investment operations	(3.08)	5.33	7.24	(18.28)
Distributions from net investment income	(.32)	(.15)	(.28)	-
Distributions from net realized gain	(.13)	(.14)	-	-
Total distributions	(.45)	(.28) J	(.28)	-
Redemption fees added to paid in capital D	.01	.01	.01	.01
Net asset value, end of period	$ 22.23	$ 25.75	$ 20.69	$ 13.72
Total Return B, C	(12.17)%	26.03%	54.44%	(57.11)%
Ratios to Average Net Assets E, I
Expenses before reductions	.87%	.90%	.91%	.92% A
Expenses net of fee waivers, if any	.87%	.90%	.91%	.92% A
Expenses net of all reductions	.80%	.84%	.84%	.87% A
Net investment income (loss)	1.58%	1.24%	1.35%	2.02% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 497,821	$ 888,629	$ 270,075	$ 87,427
Portfolio turnover rate F	122%	85%	88%	63%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Total distributions of $.28 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 495,347,698
Gross unrealized depreciation	(218,639,870)
Net unrealized appreciation (depreciation) on securities and other investments	$ 276,707,828

Tax Cost	$ 3,203,862,810

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,916,395
Capital loss carryforward	$ (300,796,984)
Net unrealized appreciation (depreciation)	$ 276,339,038

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 74,128,234	$ 49,576,188

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,419,965,479 and $6,262,037,839, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 9,274,632.25
Class K	437,938.05
	$ 9,712,570

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,431 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,313,279.39%		$ 5,301

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,312 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,194,501. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $26,847,381. The weighted average interest rate was .65%. The interest expense amounted to $10,166 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,922,033 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $421.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Emerging Markets	$ 38,140,950	$ 21,030,807
Class K	11,296,849	2,128,426
Total	$ 49,437,799	$ 23,159,233
From net realized gain
Emerging Markets	$ 20,164,680	$ 24,475,486
Class K	4,525,755	1,941,469
Total	$ 24,690,435	$ 26,416,955

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Emerging Markets
Shares sold	35,985,818	69,154,267	$ 924,231,122	$ 1,590,197,264
Reinvestment of distributions	2,151,168	1,952,719	55,865,828	43,877,566
Shares redeemed	(61,852,310)	(92,999,725)	(1,567,144,468)	(2,095,951,354)
Net increase (decrease)	(23,715,324)	(21,892,739)	$ (587,047,518)	$ (461,876,524)
Class K
Shares sold	11,514,792	28,708,422	$ 289,925,357	$ 648,209,971
Reinvestment of distributions	610,205	181,368	15,822,605	4,069,895
Shares redeemed	(24,238,483)	(7,437,639)	(577,946,139)	(167,338,288)
Net increase (decrease)	(12,113,486)	21,452,151	$ (272,198,177)	$ 484,941,578

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Europe Capital Appreciation Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Capital Appreciation Fund	-8.65%	-3.31%	6.01%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Capital Appreciation Fund on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Fidelity Europe Capital Appreciation Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as euro zone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Capital Appreciation Fund: For the year, the fund declined 8.65%, while the MSCI® Europe Index fell 5.01%. Several factors fueled the fund's underperformance versus the MSCI index: stock selection in financials, especially banks; positioning in the pharmaceuticals/biotechnology/life science group of health care; picks in energy and information technology; a modest stake in cash; and positioning in the food/beverage/tobacco area of consumer staples. Individual detractors included: Spain's Mediaset Espana Comunicacion, Germany-based chemicals firm BASF, French banks Societe Generale and BNP Paribas, and British bank Lloyds Banking Group. Underweighting the U.K.'s GlaxoSmithKline and not owning Roche Holding, two outperforming pharmaceutical companies in the index, also hurt. From a geographic perspective, picks in the U.K., Norway and Spain hurt the most. Aiding the fund were positioning in industrials, particularly capital goods; stock selection in the automobiles/components segment of consumer discretionary; positioning in utilities; and holdings in telecommunication services. On an individual security basis, the following positions were beneficial: German car manufacturer Volkswagen; U.K. software developer Autonomy, which was being acquired by Hewlett-Packard; an out-of-index holding in Russian fertilizer company Uralkali; and an out-of-index position in Mead Johnson Nutrition, a U.S.-based manufacturer of infant formula. On a country basis, holdings in Germany and the Bailiwick of Jersey, the largest of the Channel Islands, helped. Several of the stocks I've mentioned were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Capital Appreciation Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Actual	.98%	$ 1,000.00	$ 789.40	$ 4.42
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.27	$ 4.99

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Europe Capital Appreciation Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom	33.5%
France	17.0%
Germany	10.0%
Switzerland	8.8%
United States of America	6.0%
Italy	5.0%
Spain	4.5%
Netherlands	3.2%
Sweden	3.0%
Other	9.0%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom	28.8%
France	15.0%
Germany	10.1%
Spain	7.3%
Switzerland	5.0%
Italy	4.6%
United States of America	4.1%
Russia	3.3%
Denmark	3.3%
Other	18.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	99.5
Short-Term Investments and Net Other Assets	1.3	0.5
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A (United Kingdom) (United Kingdom, Oil, Gas & Consumable Fuels)	5.0	3.5
Nestle SA (Switzerland, Food Products)	3.8	0.0
Sanofi-aventis (France, Pharmaceuticals)	3.2	0.0
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.9	2.3
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	1.9
Carphone Warehouse Group PLC (United Kingdom, Specialty Retail)	2.2	1.5
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.0	0.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.9	0.0
HSBC Holdings PLC sponsored ADR (United Kingdom, Commercial Banks)	1.9	1.7
Unilever PLC (United Kingdom, Food Products)	1.8	0.0
	27.1
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.4	19.9
Consumer Discretionary	16.5	20.1
Energy	12.1	12.6
Health Care	10.5	4.4
Consumer Staples	10.2	6.0
Industrials	8.7	11.2
Materials	7.2	11.5
Information Technology	6.4	7.2
Telecommunication Services	3.7	4.7
Utilities	1.0	1.9

Annual Report

Fidelity Europe Capital Appreciation Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
Australia - 0.4%
Fortescue Metals Group Ltd.	248,316	$ 1,247,372
Bailiwick of Guernsey - 0.4%
Resolution Ltd.	337,500	1,492,611
Bailiwick of Jersey - 2.7%
Experian PLC	209,400	2,729,416
Randgold Resources Ltd. sponsored ADR	21,300	2,333,841
Shire PLC	127,582	4,004,983
TOTAL BAILIWICK OF JERSEY		9,068,240
Belgium - 0.0%
Anheuser-Busch InBev SA NV (strip VVPR) (a)	103,680	143
Bermuda - 0.3%
Lazard Ltd. Class A	39,900	1,090,866
British Virgin Islands - 0.6%
Mail.ru Group Ltd. GDR (Reg. S)	58,500	2,015,325
China - 0.6%
Baidu.com, Inc. sponsored ADR (a)	14,600	2,046,628
Denmark - 1.6%
Danske Bank A/S (a)	141,148	1,955,740
Novo Nordisk A/S Series B	31,630	3,358,575
TOTAL DENMARK		5,314,315
France - 17.0%
Alstom SA	78,173	2,931,776
Arkema SA	34,300	2,346,569
Atos Origin SA	48,390	2,345,182
BNP Paribas SA	101,758	4,626,032
Christian Dior SA	10,700	1,514,831
Compagnie Generale de Geophysique SA (a)	64,900	1,418,231
Danone	76,500	5,325,178
Edenred	78,200	2,218,530
GDF Suez	60,800	1,726,155
Iliad SA	23,126	2,706,904
JC Decaux SA (a)	87,800	2,352,972
LVMH Moet Hennessy - Louis Vuitton	22,619	3,764,118
PPR SA	30,000	4,687,269
Publicis Groupe SA	56,000	2,715,156
Safran SA	75,500	2,473,147
Sanofi-aventis	147,327	10,541,155
Unibail-Rodamco	14,000	2,799,630
TOTAL FRANCE		56,492,835
Germany - 7.6%
Allianz AG	35,687	4,010,738
BASF AG	48,674	3,582,876
Bayer AG	58,200	3,728,737
Deutsche Bank AG	46,700	1,931,257
E.ON AG	61,228	1,483,682
Fresenius Medical Care AG & Co. KGaA	33,800	2,462,542
HeidelbergCement AG	38,600	1,761,743

	Shares	Value
Kabel Deutschland Holding AG (a)	33,900	$ 1,935,680
SAP AG	73,835	4,465,296
TOTAL GERMANY		25,362,551
Ireland - 0.3%
Elan Corp. PLC (a)	85,600	1,015,293
Italy - 5.0%
Amplifon SpA	197,600	950,542
ENI SpA	217,600	4,810,507
Fiat Industrial SpA (a)	302,200	2,636,843
Intesa Sanpaolo SpA	1,650,490	2,948,790
Prada SpA	681,100	3,366,986
Prysmian SpA	119,100	1,804,806
TOTAL ITALY		16,518,474
Netherlands - 3.2%
AEGON NV (a)	580,200	2,767,343
ING Groep NV (Certificaten Van Aandelen) (a)	514,600	4,436,996
Koninklijke Philips Electronics NV	100,600	2,094,464
Yandex NV	48,400	1,331,968
TOTAL NETHERLANDS		10,630,771
Norway - 1.8%
Aker Solutions ASA	169,300	1,968,923
Storebrand ASA (A Shares)	651,500	4,017,170
TOTAL NORWAY		5,986,093
Poland - 0.3%
Eurocash SA	141,700	1,136,131
Spain - 4.5%
Banco Bilbao Vizcaya Argentaria SA	551,102	4,960,590
Banco Santander SA:
rights 10/31/11	462,509	80,008
(Spain)	309,077	2,616,363
Grifols SA (a)	87,400	1,631,049
Inditex SA	48,710	4,432,866
Mediaset Espana Comunicacion (d)	206,050	1,368,732
TOTAL SPAIN		15,089,608
Sweden - 3.0%
H&M Hennes & Mauritz AB (B Shares)	100,611	3,331,812
Swedbank AB (A Shares)	207,758	2,926,977
Telefonaktiebolaget LM Ericsson (B Shares)	343,983	3,584,362
TOTAL SWEDEN		9,843,151
Switzerland - 8.8%
Adecco SA (Reg.)	46,378	2,241,343
Bank Sarasin & Co. Ltd. Series B (Reg.)	41,100	1,568,970
Compagnie Financiere Richemont SA Series A	66,634	3,815,576
Nestle SA	221,332	12,837,786
Schindler Holding AG (participation certificate)	24,325	2,860,623
Common Stocks - continued
	Shares	Value
Switzerland - continued
Transocean Ltd. (United States)	36,900	$ 2,108,835
UBS AG (a)	307,428	3,886,446
TOTAL SWITZERLAND		29,319,579
United Kingdom - 33.5%
Aegis Group PLC	1,044,909	2,305,540
Aviva PLC	420,800	2,296,130
Barclays PLC	1,607,524	4,984,162
BG Group PLC	359,941	7,852,197
BHP Billiton PLC	134,161	4,225,449
British American Tobacco PLC (United Kingdom)	140,600	6,447,758
British Land Co. PLC	386,352	3,171,896
Carphone Warehouse Group PLC	1,299,500	7,335,394
Filtrona PLC	304,000	1,941,393
GlaxoSmithKline PLC	297,700	6,682,337
HSBC Holdings PLC sponsored ADR	144,285	6,299,483
Invensys PLC	224,800	815,235
Lloyds Banking Group PLC (a)	5,826,100	3,013,373
Meggitt PLC	433,400	2,680,638
Micro Focus International PLC	289,000	1,578,358
Misys PLC	257,137	1,206,674
Next PLC	68,300	2,807,512
Rolls-Royce Group PLC	180,900	2,043,737
Rolls-Royce Group PLC Class C	12,482,100	20,074
Royal Dutch Shell PLC Class A (United Kingdom)	468,066	16,584,192
Standard Chartered PLC (United Kingdom)	188,765	4,429,114
Tullow Oil PLC	98,200	2,215,691
Unilever PLC	178,500	5,984,464
Vodafone Group PLC	3,522,600	9,782,979
Xstrata PLC	286,600	4,818,815
TOTAL UNITED KINGDOM		111,522,595
United States of America - 4.7%
Apple, Inc. (a)	3,500	1,416,730
Beam, Inc.	21,400	1,057,802
Dunkin' Brands Group, Inc. (a)	1,100	32,021
Fluor Corp.	24,700	1,404,195
Halliburton Co.	39,100	1,460,776
Mead Johnson Nutrition Co. Class A	21,800	1,566,330
Morgan Stanley	119,600	2,109,744

	Shares	Value
Noble Energy, Inc.	17,900	$ 1,599,186
Perrigo Co.	7,900	713,212
salesforce.com, Inc. (a)	8,800	1,171,896
The Mosaic Co.	28,800	1,686,528
Virgin Media, Inc.	60,700	1,479,866
TOTAL UNITED STATES OF AMERICA		15,698,286
TOTAL COMMON STOCKS (Cost $339,803,611)		320,890,867
Nonconvertible Preferred Stocks - 2.4%

Germany - 2.4%
ProSiebenSat.1 Media AG	186,600	4,002,654
Volkswagen AG	24,000	4,211,484
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,948,737)		8,214,138
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.12% (b)	1,799,979	1,799,979
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	1,785,000	1,785,000
TOTAL MONEY MARKET FUNDS (Cost $3,584,979)		3,584,979
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $350,337,327)	332,689,984
NET OTHER ASSETS (LIABILITIES) - 0.2%	503,373
NET ASSETS - 100%	$ 333,193,357
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 7,288
Fidelity Securities Lending Cash Central Fund	339,291
Total	$ 346,579
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 111,522,595	$ 51,521,751	$ 60,000,844	$ -
France	56,492,835	44,533,449	11,959,386	-
Germany	33,576,689	24,717,594	8,859,095	-
Switzerland	29,319,579	25,433,133	3,886,446	-
Italy	16,518,474	8,340,981	8,177,493	-
United States of America	15,698,286	15,698,286	-	-
Spain	15,089,608	7,512,655	7,576,953	-
Netherlands	10,630,771	1,331,968	9,298,803	-
Sweden	9,843,151	6,258,789	3,584,362	-
Other	30,413,017	20,786,794	9,626,223	-
Money Market Funds	3,584,979	3,584,979	-	-
Total Investments in Securities:	$ 332,689,984	$ 209,720,379	$ 122,969,605	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $284,476,016 of which $147,332,547 and $137,143,469 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Capital Appreciation Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $1,593,417) - See accompanying schedule: Unaffiliated issuers (cost $346,752,348)	$ 329,105,005
Fidelity Central Funds (cost $3,584,979)	3,584,979
Total Investments (cost $350,337,327)		$ 332,689,984
Foreign currency held at value (cost $1,465)		1,465
Receivable for investments sold		5,810,505
Receivable for fund shares sold		737,203
Dividends receivable		1,017,014
Distributions receivable from Fidelity Central Funds		1,794
Prepaid expenses		1,306
Other receivables		63,119
Total assets		340,322,390

Liabilities
Payable for investments purchased	$ 4,401,469
Payable for fund shares redeemed	648,760
Accrued management fee	155,321
Other affiliated payables	85,628
Other payables and accrued expenses	52,855
Collateral on securities loaned, at value	1,785,000
Total liabilities		7,129,033

Net Assets		$ 333,193,357
Net Assets consist of:
Paid in capital		$ 632,550,362
Undistributed net investment income		6,439,498
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(288,215,501)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(17,581,002)
Net Assets, for 19,840,883 shares outstanding		$ 333,193,357
Net Asset Value, offering price and redemption price per share ($333,193,357 ÷ 19,840,883 shares)		$ 16.79

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 11,630,244
Interest		16
Income from Fidelity Central Funds		346,579
Income before foreign taxes withheld		11,976,839
Less foreign taxes withheld		(1,176,671)
Total income		10,800,168

Expenses
Management fee Basic fee	$ 2,909,071
Performance adjustment	(128,763)
Transfer agent fees	1,007,271
Accounting and security lending fees	215,966
Custodian fees and expenses	104,572
Independent trustees' compensation	2,338
Registration fees	19,928
Audit	55,638
Legal	3,172
Interest	156
Miscellaneous	4,922
Total expenses before reductions	4,194,271
Expense reductions	(183,725)	4,010,546
Net investment income (loss)		6,789,622
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	41,293,254
Foreign currency transactions	123,413
Total net realized gain (loss)		41,416,667
Change in net unrealized appreciation (depreciation) on: Investment securities	(77,624,699)
Assets and liabilities in foreign currencies	(140,489)
Total change in net unrealized appreciation (depreciation)		(77,765,188)
Net gain (loss)		(36,348,521)
Net increase (decrease) in net assets resulting from operations		$ (29,558,899)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Capital Appreciation Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,789,622	$ 5,281,725
Net realized gain (loss)	41,416,667	7,730,912
Change in net unrealized appreciation (depreciation)	(77,765,188)	29,247,002
Net increase (decrease) in net assets resulting from operations	(29,558,899)	42,259,639
Distributions to shareholders from net investment income	(4,458,817)	(9,633,705)
Share transactions Proceeds from sales of shares	31,378,501	36,382,856
Reinvestment of distributions	4,246,516	9,217,350
Cost of shares redeemed	(126,292,441)	(141,374,658)
Net increase (decrease) in net assets resulting from share transactions	(90,667,424)	(95,774,452)
Redemption fees	29,241	13,460
Total increase (decrease) in net assets	(124,655,899)	(63,135,058)

Net Assets
Beginning of period	457,849,256	520,984,314
End of period (including undistributed net investment income of $6,439,498 and undistributed net investment income of $4,108,694, respectively)	$ 333,193,357	$ 457,849,256
Other Information Shares
Sold	1,658,219	2,148,209
Issued in reinvestment of distributions	225,658	511,223
Redeemed	(6,711,062)	(8,358,624)
Net increase (decrease)	(4,827,185)	(5,699,192)

Financial Highlights

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 18.56	$ 17.16	$ 14.27	$ 32.66	$ 27.47
Income from Investment Operations
Net investment income (loss) B	.31	.19	.31	.50	.62
Net realized and unrealized gain (loss)	(1.89)	1.53	3.14	(14.11)	7.04
Total from investment operations	(1.58)	1.72	3.45	(13.61)	7.66
Distributions from net investment income	(.19)	(.32)	(.56)	(.56)	(.22)
Distributions from net realized gain	-	-	-	(4.22)	(2.25)
Total distributions	(.19)	(.32)	(.56)	(4.78)	(2.47)
Redemption fee added to paid in capital B,F	-	-	-	-	-
Net asset value, end of period	$ 16.79	$ 18.56	$ 17.16	$ 14.27	$ 32.66
Total Return A	(8.65)%	10.08%	25.79%	(48.58)%	29.95%
Ratios to Average Net Assets C,E
Expenses before reductions	1.02%	1.03%	1.10%	1.16%	1.05%
Expenses net of fee waivers, if any	1.02%	1.03%	1.10%	1.16%	1.05%
Expenses net of all reductions	.98%	.96%	1.07%	1.12%	1.01%
Net investment income (loss)	1.65%	1.13%	2.16%	2.11%	2.15%
Supplemental Data
Net assets, end of period (000 omitted)	$ 333,193	$ 457,849	$ 520,984	$ 493,654	$ 1,365,449
Portfolio turnover rate D	116%	133%	111%	112%	161%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Europe Capital Appreciation Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the other Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to certain foreign taxes, foreign currency transaction, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carry forwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 23,607,763
Gross unrealized depreciation	(45,118,585)
Net unrealized appreciation (depreciation) on securities and other investments	$ (21,510,822)

Tax Cost	$ 354,200,806

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,563,594
Capital loss carryforward	$ (284,476,015)
Net unrealized appreciation (depreciation)	$ (21,444,481)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 4,458,817	$ 9,633,705

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $473,380,966 and $562,767,276, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,660 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,438,000.34%		$ 156

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,304 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $339,291. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $183,725 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Europe Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Europe Fund	-8.32%	-2.62%	6.60%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Europe Fund on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI Europe Index performed over the same period.

Annual Report

Fidelity Europe Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as euro zone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Melissa Reilly, Portfolio Manager of Fidelity® Europe Fund: For the year, the fund declined 8.32%, while the MSCI® Europe Index fell 5.01%. Several factors fueled the fund's underperformance versus the MSCI index: stock picking in financials, especially banks; positioning in the pharmaceuticals/biotechnology/life science group of health care; picks in energy and information technology; a modest stake in cash; and positioning in the food/beverage/tobacco area of consumer staples. Individual detractors included: Spain's Mediaset Espana Comunicacion, French banks Societe Generale and BNP Paribas, and British bank Lloyds Banking Group. Underweighting Germany-based chemicals company BASF hurt, as did underweighting the U.K.'s GlaxoSmithKline and not owning Roche Holding, two outperforming pharmaceutical companies in the index. From a geographic perspective, picks in the U.K., Norway and Spain hurt the most. Aiding the fund were positioning in industrials, particularly capital goods; stock selection in the automobiles/components segment of consumer discretionary; positioning in utilities; and holdings in telecommunication services. On an individual security basis, the following positions were beneficial: an out-of-index position in the U.K.'s Carphone Warehouse Group, German car manufacturer Volkswagen; U.K. software developer Autonomy, which was being acquired by Hewlett-Packard; an out-of-index holding in Russian fertilizer company Uralkali; and an out-of-index position in Mead Johnson Nutrition, a U.S.-based manufacturer of infant formula. On a country basis, holdings in Germany and the Bailiwick of Jersey, the largest of the Channel Islands, helped the most. Several of the stocks I've mentioned were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Europe Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Actual	.98%	$ 1,000.00	$ 790.30	$ 4.42
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.27	$ 4.99

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Europe Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
United Kingdom	33.9%
France	16.9%
Germany	10.1%
Switzerland	8.8%
United States of America	5.4%
Italy	4.9%
Spain	4.5%
Netherlands	3.2%
Sweden	3.0%
Other	9.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
United Kingdom	29.3%
France	14.9%
Germany	10.0%
Spain	7.3%
Switzerland	4.9%
Italy	4.6%
United States of America	4.3%
Denmark	3.3%
Russia	3.2%
Other	18.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.3	99.2
Short-Term Investments and Net Other Assets	0.7	0.8
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Royal Dutch Shell PLC Class A (Netherlands) (United Kingdom, Oil, Gas & Consumable Fuels)	5.0	3.5
Nestle SA (Switzerland, Food Products)	3.8	0.0
Sanofi-aventis (France, Pharmaceuticals)	3.2	0.0
Vodafone Group PLC (United Kingdom, Wireless Telecommunication Services)	2.9	2.3
Carphone Warehouse Group PLC (United Kingdom, Specialty Retail)	2.7	2.3
BG Group PLC (United Kingdom, Oil, Gas & Consumable Fuels)	2.4	1.9
GlaxoSmithKline PLC (United Kingdom, Pharmaceuticals)	2.0	0.0
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.9	0.0
HSBC Holdings PLC (United Kingdom) (United Kingdom, Commercial Banks)	1.9	1.7
Unilever PLC (United Kingdom, Food Products)	1.8	0.0
	27.6
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.4	19.6
Consumer Discretionary	17.2	20.7
Energy	11.9	12.4
Health Care	10.5	4.4
Consumer Staples	10.2	6.1
Industrials	8.8	11.2
Materials	7.2	11.0
Information Technology	6.4	7.1
Telecommunication Services	3.7	4.8
Utilities	1.0	1.9

Annual Report

Fidelity Europe Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.8%
	Shares	Value
Australia - 0.4%
Fortescue Metals Group Ltd.	465,602	$ 2,338,868
Bailiwick of Guernsey - 0.5%
Resolution Ltd.	626,200	2,769,401
Bailiwick of Jersey - 2.9%
Experian PLC	464,100	6,049,293
Randgold Resources Ltd. sponsored ADR	40,000	4,382,800
Shire PLC	237,598	7,458,544
TOTAL BAILIWICK OF JERSEY		17,890,637
Bermuda - 0.3%
Lazard Ltd. Class A	74,700	2,042,298
British Virgin Islands - 0.6%
Mail.ru Group Ltd. GDR (Reg. S)	109,200	3,761,940
China - 0.6%
Baidu.com, Inc. sponsored ADR (a)	27,400	3,840,932
Denmark - 1.6%
Danske Bank A/S (a)	264,010	3,658,110
Novo Nordisk A/S Series B	59,101	6,275,535
TOTAL DENMARK		9,933,645
France - 16.9%
Alstom SA	146,536	5,495,641
Arkema SA	64,000	4,378,438
Atos Origin SA	88,227	4,275,849
BNP Paribas SA	190,261	8,649,477
Christian Dior SA	20,100	2,845,617
Compagnie Generale de Geophysique SA (a)	121,200	2,648,530
Danone	140,700	9,794,151
Edenred	147,100	4,173,220
GDF Suez	113,900	3,233,702
Iliad SA	42,255	4,945,959
JC Decaux SA (a)	163,700	4,387,033
LVMH Moet Hennessy - Louis Vuitton	42,385	7,053,456
PPR SA	56,200	8,780,818
Publicis Groupe SA	101,800	4,935,767
Safran SA	140,600	4,605,622
Sanofi-aventis	274,468	19,638,014
Unibail-Rodamco	26,100	5,219,310
TOTAL FRANCE		105,060,604
Germany - 7.6%
Allianz AG	66,846	7,512,589
BASF AG	91,246	6,716,585
Bayer AG	108,900	6,976,967
Deutsche Bank AG	87,600	3,622,658
E.ON AG	114,624	2,777,579
Fresenius Medical Care AG & Co. KGaA	63,100	4,597,231
HeidelbergCement AG	72,000	3,286,154

	Shares	Value
Kabel Deutschland Holding AG (a)	64,000	$ 3,654,382
SAP AG	137,877	8,338,343
TOTAL GERMANY		47,482,488
Ireland - 0.3%
Elan Corp. PLC (a)	159,500	1,891,814
Italy - 4.9%
Amplifon SpA	368,500	1,772,646
ENI SpA	406,300	8,982,119
Fiat Industrial SpA (a)	543,600	4,743,176
Intesa Sanpaolo SpA	3,088,273	5,517,555
Prada SpA	1,271,400	6,285,107
Prysmian SpA	218,600	3,312,600
TOTAL ITALY		30,613,203
Netherlands - 3.2%
AEGON NV (a)	1,082,000	5,160,747
ING Groep NV (Certificaten Van Aandelen) (a)	962,300	8,297,166
Koninklijke Philips Electronics NV	188,300	3,920,353
Yandex NV	91,500	2,518,080
TOTAL NETHERLANDS		19,896,346
Norway - 1.8%
Aker Solutions ASA	315,200	3,665,709
Storebrand ASA (A Shares)	1,214,000	7,485,563
TOTAL NORWAY		11,151,272
Poland - 0.3%
Eurocash SA	261,800	2,099,076
Spain - 4.5%
Banco Bilbao Vizcaya Argentaria SA	1,033,195	9,300,015
Banco Santander SA:
rights 10/31/11	867,068	149,992
(Spain)	578,399	4,896,197
Grifols SA (a)	162,900	3,040,022
Inditex SA	90,425	8,229,151
Mediaset Espana Comunicacion (d)	385,440	2,560,370
TOTAL SPAIN		28,175,747
Sweden - 3.0%
H&M Hennes & Mauritz AB (B Shares)	188,634	6,246,763
Swedbank AB (A Shares)	388,917	5,479,217
Telefonaktiebolaget LM Ericsson (B Shares)	631,454	6,579,858
TOTAL SWEDEN		18,305,838
Switzerland - 8.8%
Adecco SA (Reg.)	86,858	4,197,650
Bank Sarasin & Co. Ltd. Series B (Reg.)	76,910	2,935,998
Compagnie Financiere Richemont SA Series A	124,856	7,149,466
Nestle SA	412,533	23,927,901
Schindler Holding AG (participation certificate)	44,604	5,245,437
Common Stocks - continued
	Shares	Value
Switzerland - continued
Transocean Ltd. (United States)	65,300	$ 3,731,895
UBS AG (NY Shares) (a)	574,900	7,255,238
TOTAL SWITZERLAND		54,443,585
United Kingdom - 33.9%
Aegis Group PLC	1,948,272	4,298,766
Aviva PLC	757,800	4,134,998
Barclays PLC	3,003,177	9,311,414
BG Group PLC	670,238	14,621,398
BHP Billiton PLC	241,250	7,598,256
British American Tobacco PLC (United Kingdom)	261,900	12,010,439
British Land Co. PLC	712,277	5,847,695
Carphone Warehouse Group PLC	2,917,789	16,470,283
Filtrona PLC	559,200	3,571,142
GlaxoSmithKline PLC	556,900	12,500,482
HSBC Holdings PLC (United Kingdom)	1,341,322	11,705,632
Invensys PLC	503,800	1,827,026
Lloyds Banking Group PLC (a)	10,928,200	5,652,280
Meggitt PLC	802,300	4,962,336
Micro Focus International PLC	539,100	2,944,266
Misys PLC	479,237	2,248,929
Next PLC	127,300	5,232,742
Rolls-Royce Group PLC	338,400	3,823,110
Rolls-Royce Group PLC Class C	23,349,600	37,551
Royal Dutch Shell PLC:
Class A (Netherlands)	760,300	26,963,843
Class A (United Kingdom)	109,000	3,862,012
Standard Chartered PLC (United Kingdom)	353,569	8,296,015
Tullow Oil PLC	183,800	4,147,088
Unilever PLC	333,800	11,191,116
Vodafone Group PLC	6,588,900	18,298,720
Xstrata PLC	537,400	9,035,699
TOTAL UNITED KINGDOM		210,593,238
United States of America - 4.7%
Apple, Inc. (a)	6,500	2,631,070
Beam, Inc.	40,100	1,982,143
Dunkin' Brands Group, Inc. (a)	2,100	61,131
Fluor Corp.	46,100	2,620,785
Halliburton Co.	71,100	2,656,296
Mead Johnson Nutrition Co. Class A	40,700	2,924,295
Morgan Stanley	223,700	3,946,068

	Shares	Value
Noble Energy, Inc.	33,700	$ 3,010,758
Perrigo Co.	14,900	1,345,172
salesforce.com, Inc. (a)	16,400	2,183,988
The Mosaic Co.	54,000	3,162,240
Virgin Media, Inc.	113,400	2,764,692
TOTAL UNITED STATES OF AMERICA		29,288,638
TOTAL COMMON STOCKS (Cost $625,474,447)		601,579,570
Nonconvertible Preferred Stocks - 2.5%

Germany - 2.5%
ProSiebenSat.1 Media AG	347,790	7,460,252
Volkswagen AG	45,300	7,949,177
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $13,256,578)		15,409,429
Money Market Funds - 1.1%

Fidelity Cash Central Fund, 0.12% (b)	2,613,393	2,613,393
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	4,395,000	4,395,000
TOTAL MONEY MARKET FUNDS (Cost $7,008,393)		7,008,393
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $645,739,418)	623,997,392
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(2,218,948)
NET ASSETS - 100%	$ 621,778,444
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,227
Fidelity Securities Lending Cash Central Fund	679,184
Total	$ 693,411
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
United Kingdom	$ 210,593,238	$ 87,364,046	$ 123,229,192	$ -
France	105,060,604	82,774,060	22,286,544	-
Germany	62,891,917	46,333,685	16,558,232	-
Switzerland	54,443,585	54,443,585	-	-
Italy	30,613,203	15,345,977	15,267,226	-
United States of America	29,288,638	29,288,638	-	-
Spain	28,175,747	13,979,535	14,196,212	-
Netherlands	19,896,346	2,518,080	17,378,266	-
Sweden	18,305,838	11,725,980	6,579,858	-
Other	57,719,883	39,755,122	17,964,761	-
Money Market Funds	7,008,393	7,008,393	-	-
Total Investments in Securities:	$ 623,997,392	$ 390,537,101	$ 233,460,291	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of $864,810,581 of which $137,592,624 and $727,217,957 will expire in fiscal 2016 and 2017, respectively. As a result of large redemptions in October 2010, the Fund had an "ownership change" under the Internal Revenue Code, which limits capital losses that will be available to offset future capital gains to approximately $32,000,000 per year plus certain gains in the fund existing at the time of the ownership change. As a result, at least $582,385,646 of the Fund's capital loss carryforward will expire unused. To properly reflect the amount of losses that will expire unused, an adjustment was made between Accumulated Undistributed Net Realized Loss and Paid in Capital in the current period.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $3,923,286) - See accompanying schedule: Unaffiliated issuers (cost $638,731,025)	$ 616,988,999
Fidelity Central Funds (cost $7,008,393)	7,008,393
Total Investments (cost $645,739,418)		$ 623,997,392
Foreign currency held at value (cost $27,528)		27,528
Receivable for investments sold		10,790,922
Receivable for fund shares sold		253,798
Dividends receivable		1,084,677
Distributions receivable from Fidelity Central Funds		3,380
Prepaid expenses		543
Other receivables		119,782
Total assets		636,278,022

Liabilities
Payable for investments purchased	$ 8,241,226
Payable for fund shares redeemed	1,433,563
Accrued management fee	213,385
Other affiliated payables	144,115
Other payables and accrued expenses	72,289
Collateral on securities loaned, at value	4,395,000
Total liabilities		14,499,578

Net Assets		$ 621,778,444
Net Assets consist of:
Paid in capital		$ 917,083,572
Undistributed net investment income		11,598,984
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(285,170,128)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(21,733,984)
Net Assets, for 22,469,493 shares outstanding		$ 621,778,444
Net Asset Value, offering price and redemption price per share ($621,778,444 ÷ 22,469,493 shares)		$ 27.67

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 21,074,300
Interest		607
Income from Fidelity Central Funds		693,411
Income before foreign taxes withheld		21,768,318
Less foreign taxes withheld		(2,129,809)
Total income		19,638,509

Expenses
Management fee Basic fee	$ 5,290,033
Performance adjustment	744,266
Transfer agent fees	1,575,976
Accounting and security lending fees	365,944
Custodian fees and expenses	142,499
Independent trustees' compensation	4,583
Registration fees	22,622
Audit	72,321
Legal	3,961
Interest	467
Miscellaneous	16,363
Total expenses before reductions	8,239,035
Expense reductions	(312,693)	7,926,342
Net investment income (loss)		11,712,167
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,965,984
Foreign currency transactions	361,274
Total net realized gain (loss)		59,327,258
Change in net unrealized appreciation (depreciation) on: Investment securities	(126,026,903)
Assets and liabilities in foreign currencies	(143,066)
Total change in net unrealized appreciation (depreciation)		(126,169,969)
Net gain (loss)		(66,842,711)
Net increase (decrease) in net assets resulting from operations		$ (55,130,544)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Europe Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 11,712,167	$ 24,024,495
Net realized gain (loss)	59,327,258	399,418,776
Change in net unrealized appreciation (depreciation)	(126,169,969)	(269,996,849)
Net increase (decrease) in net assets resulting from operations	(55,130,544)	153,446,422
Distributions to shareholders from net investment income	(16,901,401)	(52,304,897)
Share transactions - net increase (decrease)	(108,731,265)	(2,163,924,191)
Redemption fees	14,873	18,688
Total increase (decrease) in net assets	(180,748,337)	(2,062,763,978)

Net Assets
Beginning of period	802,526,781	2,865,290,759
End of period (including undistributed net investment income of $11,598,984 and undistributed net investment income of $16,788,219, respectively)	$ 621,778,444	$ 802,526,781

Financial Highlights

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 30.83	$ 28.52	$ 23.57	$ 47.46	$ 42.31
Income from Investment Operations
Net investment income (loss) B	.48	.33	.52	.68	.69
Net realized and unrealized gain (loss)	(2.97)	2.50	5.16	(20.84)	9.99
Total from investment operations	(2.49)	2.83	5.68	(20.16)	10.68
Distributions from net investment income	(.67)	(.52)	(.73)	(.65)	(.46)
Distributions from net realized gain	-	-	-	(3.08)	(5.07)
Total distributions	(.67)	(.52)	(.73)	(3.73)	(5.53)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 27.67	$ 30.83	$ 28.52	$ 23.57	$ 47.46
Total Return A	(8.32)%	10.01%	25.36%	(46.03)%	28.33%
Ratios to Average Net Assets C, E
Expenses before reductions	1.10%	1.12%	1.09%	1.00%	1.06%
Expenses net of fee waivers, if any	1.10%	1.12%	1.09%	1.00%	1.06%
Expenses net of all reductions	1.06%	1.04%	1.04%	.95%	1.01%
Net investment income (loss)	1.56%	1.15%	2.22%	1.82%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$ 621,778	$ 802,527	$ 2,845,423	$ 2,751,772	$ 5,464,623
Portfolio turnover rate D	117%	136%	135%	100%	100%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Europe Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offered Class F shares during the period June 26, 2009 through October 22, 2010, and all outstanding shares were redeemed by October 22, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to passive foreign investment companies (PFIC), foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 50,053,432
Gross unrealized depreciation	(74,902,943)
Net unrealized appreciation (depreciation) on securities and other investments	$ (24,849,511)

Tax Cost	$ 648,846,903

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 11,961,889
Capital loss carryforward	$ (282,424,937)
Net unrealized appreciation (depreciation)	$ (24,841,469)

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 16,901,401	$ 52,304,897

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days are subject to a redemption fee equal to 1.00% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $870,047,447 and $963,591,860, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .81% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees were equivalent to an annual rate of .21% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,702 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,536,333.40%		$ 467

Annual Report

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,466 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $679,184. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $312,693 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010 A
From net investment income
Europe	$ 16,901,401	$ 51,533,641
Class F	-	771,256
Total	$ 16,901,401	$ 52,304,897

A All Class F shares were redeemed on October 22, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010 A	2011	2010 A
Europe
Shares sold	1,519,828	3,055,065	$ 47,231,141	$ 87,101,342
Reinvestment of distributions	520,808	1,727,950	16,129,417	50,888,132
Shares redeemed	(5,604,701)	(78,531,608) B	(172,091,823)	(2,273,191,951) B
Net increase (decrease)	(3,564,065)	(73,748,593)	$ (108,731,265)	$ (2,135,202,477)
Class F
Shares sold	-	7,673,061	$ -	$ 215,895,954
Reinvestment of distributions	-	26,189	-	771,256
Shares redeemed	-	(8,395,464) B	-	(245,388,924) B
Net increase (decrease)	-	(696,214)	$ -	$ (28,721,714)

A All Class F shares were redeemed on October 22, 2010.

B Amount includes in-kind redemptions.

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Fidelity Japan Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Fund	-6.00%	-6.47%	2.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period.

Annual Report

Fidelity Japan Fund

Management's Discussion of Fund Performance

Market Recap: Beset by natural disaster and a fragile global economic climate, Japanese stocks were extremely volatile during the 12 months ending October 31, 2011. However, when the dust settled, share prices were essentially unchanged. For the year, the Tokyo Stock Price Index (TOPIX) returned -0.35%. Japanese equities mounted a strong advance during the first four months of the period, only to give back those gains and more within a few days following the mid-March tsunami and earthquake. Initially, the recovery from this plunge was relatively robust, as investors realized that supply and demand disruptions associated with the disaster would be resolved more quickly than originally feared. However, as the period progressed, Japanese stocks faced other challenges, such as the sovereign debt crisis in Europe and flood damage in Thailand. An appreciating yen - despite government intervention to contain it - aided Japanese equities quoted in U.S. dollars, while making it harder for Japanese exporters to remain competitive. The three smallest sectors within the index - energy, telecommunication services and consumer staples - were its strongest performers, each posting gains of more than 15%. By contrast, utilities sustained by far the biggest loss, weighed down by the company that owned the nuclear reactor damaged by the tsunami.

Comments from Rie Shigekawa, who became Portfolio Manager of Fidelity® Japan Fund on May 1, 2011: During the year, the fund's Retail Class shares returned -6.00%, significantly trailing the TOPIX. Positioning in consumer discretionary, information technology, industrials and telecommunication services detracted from performance versus the index. Video-game maker Nintendo was the largest individual detractor, as unimpressive software offerings for its latest game console resulted in disappointing earnings and a declining stock price. Automakers Honda and Toyota were hampered by extensive flooding in Thailand and further strength in the yen. Conversely, a large underweighting in utilities was beneficial, as this was the sector most hurt by the earthquake/tsunami. Positioning in consumer staples lifted performance as well. At the stock level, an overweighted stake in Japan Tobacco was the fund's largest contributor. Given the greater freedom it would provide for the firm's management, the market liked a proposal by the nation's ruling political party to sell the government's roughly 50% stake in the company. Software provider Otsuka and negligible exposure to Tokyo Electric Power, which owned the nuclear facility most devastated by the mid-March disaster, further added value. The fund did not own this security at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.19%
Actual		$ 1,000.00	$ 893.30	$ 5.68
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Class T	1.47%
Actual		$ 1,000.00	$ 891.30	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.48
Class B	1.92%
Actual		$ 1,000.00	$ 889.20	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.90%
Actual		$ 1,000.00	$ 890.10	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Japan	.84%
Actual		$ 1,000.00	$ 894.40	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Institutional Class	.78%
Actual		$ 1,000.00	$ 894.40	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan	96.3%
United States of America	3.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan	94.9%
United States of America	5.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	94.9
Short-Term Investments and Net Other Assets	3.7	5.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	5.6	3.5
Honda Motor Co. Ltd. (Automobiles)	3.9	1.6
Otsuka Corp. (IT Services)	3.4	0.0
Toshiba Corp. (Computers & Peripherals)	3.4	0.4
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	3.3	2.9
Japan Tobacco, Inc. (Tobacco)	3.3	0.0
Astellas Pharma, Inc. (Pharmaceuticals)	3.1	0.0
Canon, Inc. (Office Electronics)	3.0	4.1
Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	3.0	0.0
Fujitsu Ltd. (Computers & Peripherals)	2.8	0.4
	34.8
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.5	15.2
Consumer Discretionary	21.5	19.3
Financials	16.4	26.7
Consumer Staples	10.5	5.0
Materials	7.8	7.5
Industrials	7.4	18.9
Health Care	7.2	0.4
Telecommunication Services	2.1	1.9
Energy	1.1	0.0
Utilities	0.8	0.0

Annual Report

Fidelity Japan Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
CONSUMER DISCRETIONARY - 21.5%
Auto Components - 2.7%
Denso Corp.	243,000	$ 7,474,001
Yokohama Rubber Co. Ltd.	1,005,000	5,737,462
		13,211,463
Automobiles - 11.0%
Honda Motor Co. Ltd.	632,500	18,916,540
Suzuki Motor Corp.	335,300	7,112,335
Toyota Motor Corp.	816,300	27,105,263
		53,134,138
Household Durables - 2.5%
Funai Electric Co. Ltd.	136,800	2,689,100
Panasonic Corp.	943,400	9,538,137
		12,227,237
Leisure Equipment & Products - 0.9%
SHIMANO, Inc.	82,700	4,088,402
Media - 1.2%
Avex Group Holdings, Inc.	476,800	5,641,483
Multiline Retail - 2.1%
Marui Group Co. Ltd.	1,281,200	9,961,645
Specialty Retail - 0.8%
EDION Corp.	455,300	3,643,415
Textiles, Apparel & Luxury Goods - 0.3%
Asics Corp.	109,200	1,447,867
TOTAL CONSUMER DISCRETIONARY		103,355,650
CONSUMER STAPLES - 10.5%
Food & Staples Retailing - 2.1%
Lawson, Inc.	93,800	5,278,772
Seven & i Holdings Co., Ltd.	186,800	4,985,534
		10,264,306
Food Products - 2.2%
Nisshin Oillio Group Ltd.	1,206,000	5,392,785
Toyo Suisan Kaisha Ltd.	206,000	5,257,704
		10,650,489
Personal Products - 2.9%
Kao Corp.	189,600	4,974,672
Shiseido Co. Ltd.	480,800	8,801,385
		13,776,057
Tobacco - 3.3%
Japan Tobacco, Inc.	3,146	15,726,230
TOTAL CONSUMER STAPLES		50,417,082
ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
INPEX Corp.	808	5,335,164

	Shares	Value
FINANCIALS - 16.4%
Commercial Banks - 7.5%
Mitsubishi UFJ Financial Group, Inc.	3,695,800	$ 16,063,770
Sumitomo Mitsui Financial Group, Inc.	375,900	10,508,323
Sumitomo Mitsui Trust Holdings, Inc.	2,764,130	9,460,406
		36,032,499
Insurance - 1.4%
Tokio Marine Holdings, Inc.	284,300	6,779,854
Real Estate Investment Trusts - 3.0%
Frontier Real Estate Investment Corp.	844	7,319,723
Japan Logistics Fund, Inc.	856	7,377,960
		14,697,683
Real Estate Management & Development - 4.5%
Mitsui Fudosan Co. Ltd.	438,000	7,284,997
Nomura Real Estate Holdings, Inc.	881,600	14,213,755
		21,498,752
TOTAL FINANCIALS		79,008,788
HEALTH CARE - 7.2%
Health Care Equipment & Supplies - 1.5%
Terumo Corp.	144,500	7,342,989
Health Care Providers & Services - 1.6%
Message Co. Ltd.	2,320	7,503,564
Pharmaceuticals - 4.1%
Astellas Pharma, Inc.	413,300	15,117,730
Rohto Pharmaceutical Co. Ltd.	418,000	4,815,951
		19,933,681
TOTAL HEALTH CARE		34,780,234
INDUSTRIALS - 7.4%
Building Products - 1.3%
Daikin Industries Ltd.	211,300	6,253,951
Machinery - 1.2%
Makita Corp.	155,300	5,798,643
Road & Rail - 1.2%
Sankyu, Inc.	1,370,000	5,425,169
Trading Companies & Distributors - 3.7%
Mitsui & Co. Ltd.	609,100	8,890,662
Sumitomo Corp.	729,300	9,030,728
		17,921,390
TOTAL INDUSTRIALS		35,399,153
INFORMATION TECHNOLOGY - 21.5%
Computers & Peripherals - 6.2%
Fujitsu Ltd.	2,503,000	13,386,871
Toshiba Corp.	3,756,000	16,383,497
		29,770,368
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 6.3%
Daishinku Corp.	523,000	$ 1,781,434
Fujifilm Holdings Corp.	284,300	6,958,905
Horiba Ltd.	183,300	5,815,349
Mitsumi Electric Co. Ltd.	415,300	3,296,100
Shimadzu Corp.	1,468,000	12,499,033
		30,350,821
Internet Software & Services - 1.3%
Yahoo! Japan Corp.	19,727	6,336,334
IT Services - 3.4%
Otsuka Corp.	236,300	16,416,472
Office Electronics - 3.0%
Canon, Inc.	315,200	14,311,218
Semiconductors & Semiconductor Equipment - 0.6%
ROHM Co. Ltd.	59,600	3,037,095
Software - 0.7%
Nintendo Co. Ltd.	21,200	3,198,866
TOTAL INFORMATION TECHNOLOGY		103,421,174
MATERIALS - 7.8%
Chemicals - 6.6%
Asahi Kasei Corp.	944,000	5,598,953
JSP Corp.	61,600	904,290
Nippon Shokubai Co. Ltd.	331,000	3,376,378
Shin-Etsu Chemical Co., Ltd.	189,200	9,717,569
Toray Industries, Inc.	1,688,000	12,015,710
		31,612,900
Metals & Mining - 1.2%
Hitachi Metals Ltd.	520,000	5,898,166
TOTAL MATERIALS		37,511,066

	Shares	Value
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
NTT DoCoMo, Inc.	5,660	$ 10,053,689
UTILITIES - 0.8%
Gas Utilities - 0.8%
Osaka Gas Co. Ltd.	997,000	3,773,148
TOTAL COMMON STOCKS (Cost $539,552,123)		463,055,148
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.12% (a) (Cost $13,103,924)	13,103,924	13,103,924
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $552,656,047)	476,159,072
NET OTHER ASSETS (LIABILITIES) - 1.0%	5,031,379
NET ASSETS - 100%	$ 481,190,451
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,778
Fidelity Securities Lending Cash Central Fund	6,193
Total	$ 28,971
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 103,355,650	$ -	$ 103,355,650	$ -
Consumer Staples	50,417,082	-	50,417,082	-
Energy	5,335,164	-	5,335,164	-
Financials	79,008,788	-	79,008,788	-
Health Care	34,780,234	-	34,780,234	-
Industrials	35,399,153	-	35,399,153	-
Information Technology	103,421,174	-	103,421,174	-
Materials	37,511,066	-	37,511,066	-
Telecommunication Services	10,053,689	-	10,053,689	-
Utilities	3,773,148	-	3,773,148	-
Money Market Funds	13,103,924	13,103,924	-	-
Total Investments in Securities:	$ 476,159,072	$ 13,103,924	$ 463,055,148	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of $540,678,483 of which $6,632,380, $7,706,742, $161,194,648, $239,450,813, $26,887,863 and $98,806,037 will expire in fiscal 2014, 2015, 2016, 2017, 2018 and 2019 respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

Included in the $540,678,483 of the Fund's capital loss carryforwards are $25,965,572 of capital loss carryforwards that were acquired from the Fidelity Advisor Japan Fund when it merged into the Fund on December 17, 2010 of which $6,632,380, $7,706,742, $10,009,147 and $1,617,303 will expire in fiscal 2014, 2015, 2016 and 2017 respectively. Under the Internal Revenue Code, the losses acquired from Fidelity Advisor Japan Fund that will be available to offset future capital gains of the Fund will be limited. As a result, at least $17,152,282 of the losses acquired from Fidelity Advisor Japan Fund will expire unused.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $539,552,123)	$ 463,055,148
Fidelity Central Funds (cost $13,103,924)	13,103,924
Total Investments (cost $552,656,047)		$ 476,159,072
Receivable for investments sold		8,279,738
Receivable for fund shares sold		218,365
Dividends receivable		4,287,974
Distributions receivable from Fidelity Central Funds		1,913
Prepaid expenses		892
Other receivables		33,572
Total assets		488,981,526

Liabilities
Payable for investments purchased	$ 6,695,718
Payable for fund shares redeemed	648,418
Accrued management fee	251,540
Distribution and service plan fees payable	13,857
Other affiliated payables	116,658
Other payables and accrued expenses	64,884
Total liabilities		7,791,075

Net Assets		$ 481,190,451
Net Assets consist of:
Paid in capital		$ 1,079,805,300
Undistributed net investment income		7,491,842
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(529,532,235)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(76,574,456)
Net Assets		$ 481,190,451

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,207,583 ÷ 1,385,059 shares)	$ 9.54

Maximum offering price per share (100/94.25 of $9.54)	$ 10.12
Class T: Net Asset Value and redemption price per share ($4,642,769 ÷ 488,071 shares)	$ 9.51

Maximum offering price per share (100/96.50 of $9.51)	$ 9.85
Class B: Net Asset Value and offering price per share ($1,458,218 ÷ 153,920 shares)A	$ 9.47

Class C: Net Asset Value and offering price per share ($8,749,997 ÷ 923,473 shares)A	$ 9.48

Japan: Net Asset Value, offering price and redemption price per share ($450,416,693 ÷ 47,072,045 shares)	$ 9.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,715,191 ÷ 283,719 shares)	$ 9.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 13,038,354
Income from Fidelity Central Funds		28,971
Income before foreign taxes withheld		13,067,325
Less foreign taxes withheld		(912,685)
Total income		12,154,640

Expenses
Management fee Basic fee	$ 3,938,115
Performance adjustment	(942,799)
Transfer agent fees	1,199,596
Distribution and service plan fees	160,008
Accounting and security lending fees	282,827
Custodian fees and expenses	76,457
Independent trustees' compensation	3,303
Registration fees	111,372
Audit	62,837
Legal	10,741
Miscellaneous	35,194
Total expenses before reductions	4,937,651
Expense reductions	(287,966)	4,649,685
Net investment income (loss)		7,504,955
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(69,086,349)
Foreign currency transactions	373,429
Total net realized gain (loss)		(68,712,920)
Change in net unrealized appreciation (depreciation) on: Investment securities	32,202,153
Assets and liabilities in foreign currencies	(372,358)
Total change in net unrealized appreciation (depreciation)		31,829,795
Net gain (loss)		(36,883,125)
Net increase (decrease) in net assets resulting from operations		$ (29,378,170)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,504,955	$ 9,882,218
Net realized gain (loss)	(68,712,920)	(10,204,232)
Change in net unrealized appreciation (depreciation)	31,829,795	55,567,525
Net increase (decrease) in net assets resulting from operations	(29,378,170)	55,245,511
Distributions to shareholders from net investment income	(9,748,982)	(6,665,780)
Distributions to shareholders from net realized gain	(10,506,757)	(9,507,465)
Total distributions	(20,255,739)	(16,173,245)
Share transactions - net increase (decrease)	(153,265,919)	(305,864,432)
Redemption fees	492,971	107,736
Total increase (decrease) in net assets	(202,406,857)	(266,684,430)

Net Assets
Beginning of period	683,597,308	950,281,738
End of period (including undistributed net investment income of $7,491,842 and undistributed net investment income of $9,735,869, respectively)	$ 481,190,451	$ 683,597,308

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	(1.30)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.54
Total Return B,C,D	(11.91)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.20% A
Expenses net of fee waivers, if any	1.20% A
Expenses net of all reductions	1.16% A
Net investment income (loss)	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,208
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Class T

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.07
Net realized and unrealized gain (loss)	(1.40)
Total from investment operations	(1.33)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.51
Total Return B,C,D	(12.19)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.48% A
Expenses net of fee waivers, if any	1.48% A
Expenses net of all reductions	1.44% A
Net investment income (loss)	.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,643
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	(1.37)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.47
Total Return B,C,D	(12.56)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95% A
Expenses net of fee waivers, if any	1.95% A
Expenses net of all reductions	1.91% A
Net investment income (loss)	.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,458
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Class C

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.03
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	(1.36)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.48
Total Return B,C,D	(12.47)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.92% A
Expenses net of fee waivers, if any	1.92% A
Expenses net of all reductions	1.88% A
Net investment income (loss)	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,750
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 10.03	$ 9.03	$ 18.00	$ 16.85
Income from Investment Operations
Net investment income (loss) B	.15	.10	.08	.10	.04
Net realized and unrealized gain (loss)	(.75)	.61	1.04	(6.64)	1.35
Total from investment operations	(.60)	.71	1.12	(6.54)	1.39
Distributions from net investment income	(.20)	(.07)	(.11)	(.04)	(.01)
Distributions from net realized gain	(.21)	(.10)	(.01)	(2.39)	(.23)
Total distributions	(.41)	(.17)	(.12)	(2.43)	(.24)
Redemption fees added to paid in capital B	.01	- G	- G	- G	- G
Net asset value, end of period	$ 9.57	$ 10.57	$ 10.03	$ 9.03	$ 18.00
Total Return A	(6.00)%	7.12%	12.84%	(41.88)%	8.36%
Ratios to Average Net Assets C,E
Expenses before reductions	.86%	.93%	.90%	1.12%	1.08%
Expenses net of fee waivers, if any	.84%	.93%	.90%	1.12%	1.08%
Expenses net of all reductions	.80%	.93%	.89%	1.10%	1.06%
Net investment income (loss)	1.38%	.97%	.90%	.72%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 450,417	$ 649,316	$ 944,902	$ 1,025,334	$ 1,779,451
Portfolio turnover rate D	134% F	43%	73%	78%	158%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger. G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.13
Net realized and unrealized gain (loss)	(1.40)
Total from investment operations	(1.27)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 9.57
Total Return B,C	(11.63)%
Ratios to Average Net Assets E,H
Expenses before reductions	.79% A
Expenses net of fee waivers, if any	.79% A
Expenses net of all reductions	.75% A
Net investment income (loss)	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,715
Portfolio turnover rate F	134% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund launched shares of Class A, Class T, Class B, Class C and Institutional Class and the existing class was designated Japan on December 14, 2011. Each class has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period June 26, 2009 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 9,010,731
Gross unrealized depreciation	(93,994,822)
Net unrealized appreciation (depreciation) on securities and other investments	$ (84,984,091)

Tax Cost	$ 561,143,163

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,973,043
Capital loss carryforward	$ (523,526,201)
Net unrealized appreciation (depreciation)	$ (85,061,572)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 20,255,739	$ 16,173,245

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $721,537,081 and $904,027,023, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan class of shares as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 33,584	$ 956
Class T	.25%	.25%	21,758	-
Class B	.75%	.25%	16,323	12,260
Class C	.75%	.25%	88,343	36,106
			$ 160,008	$ 49,322

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,607
Class T	2,755
Class B*	1,789
Class C*	3,545
$ 22,696

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 40,772.30
Class T	14,503.33
Class B	4,919.30
Class C	24,172.27
Japan	1,110,816.21
Institutional Class	4,414.15
	$ 1,199,596

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,762 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,193. During the period, there were no securities loaned to FCM.

Annual Report

Notes to Financial Statements - continued

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Japan's operating expenses. During the period, this reimbursement reduced the class' expenses by $68,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $219,091 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011A,B	2010
From net investment income
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Japan	9,544,936	6,581,344
Class F	204,046	84,436
Institutional Class	-	-
Total	$ 9,748,982	$ 6,665,780
From net realized gain
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Japan	10,328,111	9,401,920
Class F	178,646	105,545
Institutional Class	-	-
Total	$ 10,506,757	$ 9,507,465

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011A,B	2010	2011A,B	2010
Class A
Shares sold	902,250	-	$ 9,266,531	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	1,458,691	-	15,812,213	-
Shares redeemed	(975,882)	-	(10,202,627)	-
Net increase (decrease)	1,385,059	-	$ 14,876,117	$ -
Class T
Shares sold	132,383	-	$ 1,384,063	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	487,882	-	5,288,638	-
Shares redeemed	(132,194)	-	(1,415,637)	-
Net increase (decrease)	488,071	-	$ 5,257,064	$ -
Class B
Shares sold	15,198	-	$ 161,868	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	224,548	-	2,434,105	-
Shares redeemed	(85,826)	-	(926,239)	-
Net increase (decrease)	153,920	-	$ 1,669,734	$ -
Class C
Shares sold	711,218	-	$ 7,424,606	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	857,308	-	9,293,223	-
Shares redeemed	(645,053)	-	(6,643,542)	-
Net increase (decrease)	923,473	-	$ 10,074,287	$ -

Annual Report

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011A,B	2010	2011A,B	2010
Japan
Shares sold	16,755,813	20,810,343	$ 180,371,996	$ 217,088,312
Reinvestment of distributions	1,718,167	1,440,939	18,229,748	14,827,260
Shares redeemed	(32,842,865)	(55,048,520)	(351,598,189)	(565,865,726)
Net increase (decrease)	(14,368,885)	(32,797,238)	$ (152,996,445)	$ (333,950,154)
Class F
Shares sold	346,757	8,109,487	$ 3,766,116	$ 83,695,320
Reinvestment of distributions	36,103	18,463	382,692	189,982
Shares redeemed	(3,617,960)	(5,428,702)	(39,396,699)	(55,799,580)
Net increase (decrease)	(3,235,100)	2,699,248	$ (35,247,891)	$ 28,085,722
Institutional Class
Shares sold	324,072	-	$ 3,355,850	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	420,228	-	4,555,276	-
Shares redeemed	(460,581)	-	(4,809,911)	-
Net increase (decrease)	283,719	-	$ 3,101,215	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors International Fund was the owner of record of approximately 31% of the total outstanding shares of the Fund. Mutual funds managed by Strategic Advisors, Inc., an affiliate of FMR, were the owners of record, in the aggregate, of approximately 36% of the total outstanding shares of the Fund.

12. Merger Information.

On December 17, 2010, the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Japan Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,458,691 Class A shares, 487,882 Class T shares, 224,548 Class B shares, 857,308 Class C shares, and 420,228 Institutional Class shares of the Fund, respectively, for 1,347,662 Class A shares, 458,320 Class T shares, 220,839 Class B shares, 837,651 Class C shares, and 377,690 Institutional Class shares then outstanding (valued at $11.73, $11.54, $11.02, $11.09 and $12.06 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $37,429,891, unrealized depreciation of $(2,434,247), cash of $6,456 and net other liabilities of $(52,892), were combined with the Fund's net assets of $515,046,445 for total net assets after the acquisition of $552,429,900.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 7,426,258
Total net realized gain (loss)	(68,640,546)
Total change in net unrealized appreciation (depreciation)	34,276,793
Net increase (decrease) in net assets resulting from operations	$ 26,937,495

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Fidelity Japan Smaller Companies Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Japan Smaller Companies Fund	6.44%	-6.85%	3.71%

$10,000 Over 10 years

Let's say hypothetically that $10,000 was invested in Fidelity Japan Smaller Companies Fund on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Russell®/Nomura® Mid-Small Cap Index performed over the same period.

Annual Report

Fidelity Japan Smaller Companies Fund

Management's Discussion of Fund Performance

Market Recap: Beset by natural disaster and a fragile global economic climate, Japanese stocks were extremely volatile during the 12 months ending October 31, 2011. However, when the dust settled, share prices were essentially unchanged. For the year, the Tokyo Stock Price Index (TOPIX) returned -0.35%. Japanese equities mounted a strong advance during the first four months of the period, only to give back those gains and more within a few days following the mid-March tsunami and earthquake. Initially, the recovery from this plunge was relatively robust, as investors realized that supply and demand disruptions associated with the disaster would be resolved more quickly than originally feared. However, as the period progressed, Japanese stocks faced other challenges, such as the sovereign debt crisis in Europe and flood damage in Thailand. An appreciating yen - despite government intervention to contain it - aided Japanese equities quoted in U.S. dollars, while making it harder for Japanese exporters to remain competitive. The three smallest sectors within the index - energy, telecommunication services and consumer staples - were its strongest performers, each posting gains of more than 15%. By contrast, utilities sustained by far the biggest loss, weighed down by the company that owned the nuclear reactor damaged by the tsunami.

Comments from Nicholas Price, Portfolio Manager of Fidelity® Japan Smaller Companies Fund: For the 12 months ending October 31, 2011, the fund returned 6.44%, outperforming the 3.68% return of the Russell®/Nomura® Mid-Small Cap Index. Overall positioning in information technology led the way, followed by an underweighting in utilities. Positioning in consumer discretionary and stock picking in consumer staples helped, as well. On the other hand, stock picking in materials, industrials and financials detracted. Among individual stocks that helped the fund's relative performance, GREE, a mobile social networking site (SNS) gaming company, was by far the period's standout contributor. Other Internet-related holdings, such as Start Today - the operator of the Zozotown online apparel site - and price comparison website Kakaku.com also saw strong growth. Baby-goods distributor Pigeon benefited from a post-earthquake surge in demand for its products, and MEGANE TOP, operator of a chain of eyeglass stores, reported record operating profits for fiscal 2010. Not holding Tokyo Electric Power, operator of the stricken Fukushima nuclear plant, also helped. On the other hand, video game developer Nintendo, an out-of-benchmark stock, detracted the most, and the position was sold by period end. Elsewhere, Shinko Electric Industries and Kanto Denka Kogyo mirrored a downturn in the semiconductor/LCD cycles. Non-bank financials, including Takara Leben (condo development) and Osaka Securities Exchange, also suffered relatively steep stock price declines.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Smaller Companies Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Actual	1.05%	$ 1,000.00	$ 937.00	$ 5.13
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.91	$ 5.35

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Smaller Companies Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan	99.4%
United States of America	0.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan	99.2%
United States of America	0.8%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.4	99.2
Short-Term Investments and Net Other Assets	0.6	0.8
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
GREE, Inc. (Internet Software & Services)	8.3	5.6
Pigeon Corp. (Household Products)	6.4	5.0
ORIX Corp. (Diversified Financial Services)	6.1	5.8
Osaka Securities Exchange Co. Ltd. (Diversified Financial Services)	3.8	4.0
Kakaku.com, Inc. (Internet Software & Services)	3.6	2.4
Takara Leben Co. Ltd. (Real Estate Management & Development)	3.5	3.8
Honda Motor Co. Ltd. (Automobiles)	3.2	0.0
Sosei Group Corp. (Biotechnology)	3.0	2.2
Citizen Holdings Co. Ltd. (Electronic Equipment & Components)	2.9	2.7
Stanley Electric Co. Ltd. (Auto Components)	2.7	3.3
	43.5
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	23.7	25.4
Consumer Discretionary	19.0	24.8
Industrials	18.3	10.5
Financials	15.9	17.1
Materials	10.4	10.6
Consumer Staples	6.4	5.9
Health Care	5.7	4.3
Telecommunication Services	0.0	0.6

Annual Report

Fidelity Japan Smaller Companies Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
CONSUMER DISCRETIONARY - 19.0%
Auto Components - 2.9%
Nippon Seiki Co. Ltd.	47,000	$ 472,266
Stanley Electric Co. Ltd.	559,900	8,193,819
Yachiyo Industry Co. Ltd.	16,800	101,272
		8,767,357
Automobiles - 3.7%
Honda Motor Co. Ltd.	324,600	9,707,998
Nissan Motor Co. Ltd.	155,800	1,432,725
		11,140,723
Household Durables - 1.0%
Koshidaka Holdings Co. Ltd. (d)	75,400	1,644,196
Rinnai Corp.	2,100	156,904
West Holdings Corp. (d)	160,000	1,363,950
		3,165,050
Internet & Catalog Retail - 0.0%
Start Today Co. Ltd.	100	2,116
Leisure Equipment & Products - 0.9%
Nikon Corp.	56,100	1,256,301
SHIMANO, Inc.	28,100	1,389,167
		2,645,468
Media - 2.8%
CyberAgent, Inc. (d)	2,164	7,294,295
Opt, Inc.	582	729,558
Proto Corp.	14,100	478,826
		8,502,679
Specialty Retail - 7.1%
eBook Initiative Japan Co. Ltd.	11,400	237,836
K'S Denki Corp.	132,900	5,581,638
MEGANE TOP CO. LTD.	395,685	4,621,314
Otsuka Kagu Ltd.	67,500	577,921
Pal Co. Ltd.	154,000	5,598,149
Point, Inc.	117,380	5,063,495
		21,680,353
Textiles, Apparel & Luxury Goods - 0.6%
Fuji Spinning Co. Ltd.	961,000	1,868,209
TOTAL CONSUMER DISCRETIONARY		57,771,955
CONSUMER STAPLES - 6.4%
Household Products - 6.4%
Pigeon Corp.	525,500	19,417,782
FINANCIALS - 15.9%
Capital Markets - 0.2%
Sawada Holdings Co. Ltd. (a)	88,000	710,273
Consumer Finance - 2.0%
Aeon Credit Service Co. Ltd.	406,700	6,065,842

	Shares	Value
Diversified Financial Services - 9.9%
ORIX Corp.	211,450	$ 18,456,719
Osaka Securities Exchange Co. Ltd.	2,477	11,608,864
		30,065,583
Real Estate Management & Development - 3.8%
Airport Facilities Co. Ltd.	164,300	626,657
Takara Leben Co. Ltd. (e)	2,006,300	10,582,018
Toho Real Estate Co. Ltd.	46,000	237,506
		11,446,181
TOTAL FINANCIALS		48,287,879
HEALTH CARE - 5.7%
Biotechnology - 3.0%
Sosei Group Corp. (a)(d)	5,844	9,173,908
Health Care Equipment & Supplies - 2.0%
Nikkiso Co. Ltd.	618,000	5,139,587
Sysmex Corp.	8,900	292,581
Terumo Corp.	9,400	477,675
		5,909,843
Pharmaceuticals - 0.7%
Rohto Pharmaceutical Co. Ltd.	188,000	2,166,026
TOTAL HEALTH CARE		17,249,777
INDUSTRIALS - 18.3%
Air Freight & Logistics - 0.2%
Kintetsu World Express, Inc.	19,500	594,108
Airlines - 1.4%
Skymark Airlines, Inc.	291,500	4,277,284
Building Products - 4.2%
Asahi Glass Co. Ltd.	457,000	4,002,430
Daikin Industries Ltd.	95,400	2,823,601
JS Group Corp.	21,400	448,797
Nichias Corp.	888,000	4,824,104
Shinko Kogyo Co. Ltd.	210,000	715,784
		12,814,716
Construction & Engineering - 0.7%
Toyo Engineering Corp.	590,000	1,950,773
Yahagi Construction Co. Ltd.	49,800	242,953
		2,193,726
Electrical Equipment - 1.0%
Endo Lighting Corp.	1,000	14,911
Mitsubishi Electric Corp.	337,000	3,118,729
		3,133,640
Machinery - 9.5%
Fanuc Corp.	45,400	7,341,677
HIRANO TECSEED Co. Ltd.	259,000	2,310,822
Hoshizaki Electric Co. Ltd.	129,900	2,903,252
Kubota Corp.	940,000	7,743,009
Makita Corp.	108,300	4,043,741
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - continued
Nitta Corp.	202,100	$ 3,668,989
SMC Corp.	5,600	871,145
		28,882,635
Marine - 0.1%
Japan Transcity Corp.	55,000	162,247
Professional Services - 0.3%
Fullcast Holdings Co. Ltd. (a)(d)	5,034	900,460
Trading Companies & Distributors - 0.9%
Mitsui & Co. Ltd.	91,700	1,338,489
MonotaRO Co. Ltd. (d)	77,500	754,482
Tomoe Engineering Co. Ltd.	29,000	510,339
		2,603,310
TOTAL INDUSTRIALS		55,562,126
INFORMATION TECHNOLOGY - 23.7%
Electronic Equipment & Components - 4.3%
Citizen Holdings Co. Ltd.	1,695,600	8,994,668
Hitachi High-Technologies Corp.	47,600	994,843
Origin Electric Co. Ltd.	734,000	2,666,411
Shinko Shoji Co. Ltd.	66,700	515,157
		13,171,079
Internet Software & Services - 13.6%
DeNA Co. Ltd.	120,300	5,193,004
GREE, Inc. (d)	780,700	25,195,769
Kakaku.com, Inc.	277,600	10,992,979
		41,381,752
IT Services - 0.2%
CAC Corp.	65,700	483,989
Semiconductors & Semiconductor Equipment - 4.7%
Disco Corp. (d)	64,000	3,381,032
Shinko Electric Industries Co.Ltd. (d)	361,500	2,612,394
Tokyo Electron Ltd.	153,400	8,159,392
		14,152,818
Software - 0.9%
Capcom Co. Ltd.	99,600	2,605,897
NSD Co. Ltd.	14,700	117,116
		2,723,013
TOTAL INFORMATION TECHNOLOGY		71,912,651
MATERIALS - 10.4%
Chemicals - 5.1%
Asahi Kasei Corp.	243,000	1,441,256
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	9,700	414,098
Hitachi Chemical Co. Ltd.	38,300	680,557
JSP Corp.	40,500	594,542

	Shares	Value
Kanto Denka Kogyo Co. Ltd. (d)	721,000	$ 3,534,841
Lintec Corp.	65,500	1,383,862
Mitsubishi Chemical Holdings Corp.	238,000	1,442,911
Nitto Denko Corp.	11,800	495,760
STELLA CHEMIFA Corp. (d)	115,200	3,337,088
Sumitomo Bakelite Co. Ltd.	72,000	421,627
Toray Industries, Inc.	240,000	1,708,395
		15,454,937
Metals & Mining - 5.3%
Chuo Denki Kogyo Co. Ltd.	139,900	535,800
Hitachi Metals Ltd.	290,000	3,289,362
Kurimoto Ltd.	1,505,000	2,262,353
OSAKA Titanium technologies Co. Ltd. (d)	85,900	4,731,935
Sumitomo Metal Mining Co. Ltd.	171,000	2,354,203
Toyo Kohan Co. Ltd.	289,000	1,140,570
Yamato Kogyo Co. Ltd.	71,900	1,818,909
		16,133,132
TOTAL MATERIALS		31,588,069
TOTAL COMMON STOCKS (Cost $298,003,558)		301,790,239
Money Market Funds - 6.8%

Fidelity Cash Central Fund, 0.12% (b)	287,918	287,918
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	20,241,747	20,241,747
TOTAL MONEY MARKET FUNDS (Cost $20,529,665)		20,529,665
TOTAL INVESTMENT PORTFOLIO - 106.2% (Cost $318,533,223)	322,319,904
NET OTHER ASSETS (LIABILITIES) - (6.2)%	(18,701,300)
NET ASSETS - 100%	$ 303,618,604
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 2,923
Fidelity Securities Lending Cash Central Fund	137,330
Total	$ 140,253
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Takara Leben Co. Ltd.	$ 6,428,824	$ 8,103,981	$ 114,833	$ 208,069	$ 10,582,018
Total	$ 6,428,824	$ 8,103,981	$ 114,833	$ 208,069	$ 10,582,018
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 57,771,955	$ -	$ 57,771,955	$ -
Consumer Staples	19,417,782	-	19,417,782	-
Financials	48,287,879	-	48,287,879	-
Health Care	17,249,777	-	17,249,777	-
Industrials	55,562,126	-	55,562,126	-
Information Technology	71,912,651	-	71,912,651	-
Materials	31,588,069	-	31,588,069	-
Money Market Funds	20,529,665	20,529,665	-	-
Total Investments in Securities:	$ 322,319,904	$ 20,529,665	$ 301,790,239	$ -
Transfers from Level 1 to Level 2 during the period were $151,323,066.
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $79,477,718 of which $14,097,674 and $65,380,044 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Smaller Companies Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $19,272,553) - See accompanying schedule: Unaffiliated issuers (cost $285,663,635)	$ 291,208,221
Fidelity Central Funds (cost $20,529,665)	20,529,665
Other affiliated issuers (cost $12,339,923)	10,582,018
Total Investments (cost $318,533,223)		$ 322,319,904
Receivable for investments sold		5,385,657
Receivable for fund shares sold		564,012
Dividends receivable		1,710,616
Distributions receivable from Fidelity Central Funds		9,640
Prepaid expenses		1,196
Other receivables		24,364
Total assets		330,015,389

Liabilities
Payable for investments purchased	$ 5,264,165
Payable for fund shares redeemed	571,675
Accrued management fee	184,772
Other affiliated payables	75,834
Other payables and accrued expenses	58,592
Collateral on securities loaned, at value	20,241,747
Total liabilities		26,396,785

Net Assets		$ 303,618,604
Net Assets consist of:
Paid in capital		$ 383,865,435
Undistributed net investment income		2,751,743
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(86,755,711)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,757,137
Net Assets, for 35,242,046 shares outstanding		$ 303,618,604
Net Asset Value, offering price and redemption price per share ($303,618,604 ÷ 35,242,046 shares)		$ 8.62

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends (including $208,069 earned from other affiliated issuers)		$ 6,407,822
Interest		66
Income from Fidelity Central Funds		140,253
Income before foreign taxes withheld		6,548,141
Less foreign taxes withheld		(448,547)
Total income		6,099,594

Expenses
Management fee	$ 2,286,641
Transfer agent fees	751,817
Accounting and security lending fees	170,976
Custodian fees and expenses	99,102
Independent trustees' compensation	1,866
Registration fees	24,840
Audit	56,716
Legal	1,262
Interest	131
Miscellaneous	3,556
Total expenses before reductions	3,396,907
Expense reductions	(133,635)	3,263,272
Net investment income (loss)		2,836,322
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	23,122,207
Other affiliated issuers	49,684
Foreign currency transactions	38,661
Total net realized gain (loss)		23,210,552
Change in net unrealized appreciation (depreciation) on: Investment securities	(10,073,435)
Assets and liabilities in foreign currencies	(96,239)
Total change in net unrealized appreciation (depreciation)		(10,169,674)
Net gain (loss)		13,040,878
Net increase (decrease) in net assets resulting from operations		$ 15,877,200

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,836,322	$ 1,419,195
Net realized gain (loss)	23,210,552	28,486,150
Change in net unrealized appreciation (depreciation)	(10,169,674)	(38,277,520)
Net increase (decrease) in net assets resulting from operations	15,877,200	(8,372,175)
Distributions to shareholders from net investment income	(1,489,334)	(1,348,099)
Distributions to shareholders from net realized gain	(3,144,149)	(5,392,393)
Total distributions	(4,633,483)	(6,740,492)
Share transactions Proceeds from sales of shares	121,909,283	50,767,825
Reinvestment of distributions	3,574,551	4,237,697
Cost of shares redeemed	(118,866,572)	(150,075,480)
Net increase (decrease) in net assets resulting from share transactions	6,617,262	(95,069,958)
Redemption fees	154,525	71,634
Total increase (decrease) in net assets	18,015,504	(110,110,991)

Net Assets
Beginning of period	285,603,100	395,714,091
End of period (including undistributed net investment income of $2,751,743 and undistributed net investment income of $1,379,701, respectively)	$ 303,618,604	$ 285,603,100
Other Information Shares
Sold	13,512,424	5,995,088
Issued in reinvestment of distributions	415,163	497,382
Redeemed	(13,376,811)	(17,876,316)
Net increase (decrease)	550,776	(11,383,846)

Financial Highlights

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 8.23	$ 8.59	$ 6.99	$ 12.63	$ 13.43
Income from Investment Operations
Net investment income (loss) B	.08	.04	.02	.04	.03
Net realized and unrealized gain (loss)	.45	(.25)	1.63	(5.45)	(.46)
Total from investment operations	.53	(.21)	1.65	(5.41)	(.43)
Distributions from net investment income	(.05)	(.03)	(.04)	(.02)	(.01)
Distributions from net realized gain	(.10)	(.12)	(.01)	(.21)	(.36)
Total distributions	(.14) G	(.15)	(.05)	(.23)	(.37)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 8.62	$ 8.23	$ 8.59	$ 6.99	$ 12.63
Total Return A	6.44%	(2.50)%	23.84%	(43.58)%	(3.27)%
Ratios to Average Net Assets C, E
Expenses before reductions	1.05%	1.09%	1.16%	1.05%	1.02%
Expenses net of fee waivers, if any	1.05%	1.09%	1.16%	1.05%	1.02%
Expenses net of all reductions	1.01%	1.09%	1.14%	1.03%	1.00%
Net investment income (loss)	.88%	.43%	.33%	.44%	.23%
Supplemental Data
Net assets, end of period (000 omitted)	$ 303,619	$ 285,603	$ 395,714	$ 393,934	$ 811,653
Portfolio turnover rate D	133%	78%	183%	86%	76%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. F Amount represents less than $.01 per share. G Total distributions of $.14 per share is comprised of distributions from net investment income of $.045 and distributions from net realized gain of $.095 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Japan Smaller Companies Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 28,613,217
Gross unrealized depreciation	(33,156,001)
Net unrealized appreciation (depreciation) on securities and other investments	$ (4,542,784)

Tax Cost	$ 326,862,688

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,803,231
Capital loss carryforward	$ (79,477,718)
Net unrealized appreciation (depreciation)	$ (4,572,328)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 4,633,483	$ 6,740,492

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $432,410,859 and $426,612,542, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 5,273,000.30%		$ 131

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $981 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $137,330. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $133,635 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International Fund was the owner of record of approximately 18% of the total outstanding shares of the Fund.

Annual Report

Fidelity Latin America Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Latin America Fund	-7.96%	7.74%	20.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Latin America Fund, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI EM (Emerging Markets) Latin America Index performed over the same period.

Annual Report

Fidelity Latin America Fund

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Adam Kutas, Portfolio Manager of Fidelity® Latin America Fund: For the year, the fund's Retail Class shares returned -7.96%, outperforming the -10.27% return of the MSCI® EM (Emerging Markets) Latin America Index. The fund benefited from strong market selection in telecommunication services and from overweighting consumer staples, particularly in the food, beverage and tobacco industry. Geographically, we were helped by very strong stock selection in Brazil. The top individual contributors all came from that country: telecom companies TIM Participacoes and Vivo Participacoes, the latter of which was no longer held at period end; tobacco company Souza Cruz and beverage distributor Bebidas das Americas; electric power producer AES Tiete; and not owning steel company and underperforming index component Siderurgica Nacional. Conversely, unfavorable security selection in the consumer discretionary sector hurt - although this was offset somewhat by underweighting this lagging group - particularly in consumer durables/apparel. Underweighting information technology also detracted. Weak market positioning in Mexico and the underperformance of our Chilean holdings proved problematic. Individual detractors included untimely ownership of beverage company Fomento Economico Mexicano; not owning outperforming index component and electronics retailer Grupo Elektra; underweighting two index heavyweights from Brazil - integrated oil company Petroleo Brasileiro (Petrobras) and iron ore producer Vale; and our investment in Chilean iron and steel manufacturer CAP.

Note to shareholders: Fidelity Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2011, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.34%
Actual		$ 1,000.00	$ 869.80	$ 6.32
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.60%
Actual		$ 1,000.00	$ 868.70	$ 7.54
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 866.70	$ 9.83
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.08%
Actual		$ 1,000.00	$ 866.60	$ 9.79
HypotheticalA		$ 1,000.00	$ 1,014.72	$ 10.56
Latin America	1.00%
Actual		$ 1,000.00	$ 871.20	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Institutional Class	1.03%
Actual		$ 1,000.00	$ 871.10	$ 4.86
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Brazil	56.9%
Mexico	19.5%
Chile	12.4%
Colombia	3.6%
United States of America	2.8%
Peru	2.3%
Luxembourg	1.4%
Canada	0.8%
Norway	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Brazil	60.1%
Mexico	17.7%
Chile	12.9%
United States of America	3.0%
Colombia	2.7%
Peru	1.7%
Luxembourg	1.3%
Canada	0.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	98.4
Short-Term Investments and Net Other Assets	2.0	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L (Mexico, Wireless Telecommunication Services)	9.2	8.3
Itau Unibanco Banco Multiplo SA (Brazil, Commercial Banks)	8.5	8.5
Vale SA (PN-A) (Brazil, Metals & Mining)	5.4	5.8
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	4.6	4.5
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	4.6	4.6
Petroleo Brasileiro SA - Petrobras sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	3.8	4.7
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.6	3.5
CAP SA (Chile, Metals & Mining)	3.4	3.5
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	3.0	3.5
Vale SA sponsored ADR (Brazil, Metals & Mining)	2.7	3.4
	48.8
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	18.4	19.5
Materials	18.0	17.9
Financials	17.9	18.4
Telecommunication Services	16.1	14.4
Energy	12.9	15.1
Utilities	7.1	6.6
Industrials	4.3	3.5
Consumer Discretionary	3.2	3.0
Health Care	0.1	0.0

Annual Report

Fidelity Latin America Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Brazil - 56.9%
AES Tiete SA (PN) (non-vtg.)	4,965,445	$ 70,757,302
Banco Bradesco SA:
(PN)	3,184,616	57,583,465
(PN) sponsored ADR	1,774,697	32,299,485
Brasil Foods SA	1,040,200	21,655,690
Brasil Insurance Participacoes e Administracao SA	780,000	7,494,759
Braskem SA Class A sponsored ADR	286,200	5,163,048
Brookfield Incorporacoes SA	5,954,800	22,887,072
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	4,151,130	139,976,104
sponsored ADR	341,225	9,189,189
Companhia de Concessoes Rodoviarias	1,623,600	44,674,528
CPFL Energia SA sponsored ADR (d)	1,366,799	35,523,106
Eletropaulo Metropolitana SA (PN-B)	1,220,220	21,886,080
Itau Unibanco Banco Multiplo SA	3,470,631	66,150,566
Itau Unibanco Banco Multiplo SA sponsored ADR	10,085,003	192,825,257
Itausa-Investimentos Itau SA (PN)	4,827,500	30,221,072
Light SA	1,068,500	16,644,756
Lojas Americanas SA (PN)	3,561,037	31,313,568
Lupatech SA (a)	981,100	5,142,034
Multiplus SA	1,777,500	30,018,344
OGX Petroleo e Gas Participacoes SA (a)	1,674,600	13,847,729
Petroleo Brasileiro SA - Petrobras:
(ON)	908,128	12,205,680
(PN) (non-vtg.)	8,786,971	109,095,168
(PN) sponsored ADR (d)	2,847,161	72,004,702
sponsored ADR	4,254,220	114,906,482
Souza Cruz Industria Comerico	5,964,700	73,151,981
TAM SA (PN) sponsored ADR (ltd. vtg.) (d)	2,494,846	50,121,456
Telefonica Brasil SA	1,210,613	35,214,372
Telefonica Brasil SA sponsored ADR (a)	1,428,583	41,457,479
TIM Participacoes SA	5,577,495	28,842,392
TIM Participacoes SA sponsored ADR (d)	1,553,224	40,445,953
Tractebel Energia SA	776,000	12,427,207
Usinas Siderurgicas de Minas Gerais SA - Usiminas	1,684,750	24,184,188
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	3,539,400	24,321,523
Vale SA:
(PN-A)	1,755,200	41,702,865
(PN-A) sponsored ADR	5,163,929	121,868,724
sponsored ADR	3,257,362	82,769,568
TOTAL BRAZIL		1,739,972,894

	Shares	Value
Canada - 0.8%
Petrominerales Ltd.	655,300	$ 17,288,850
Silver Standard Resources, Inc. (a)	372,300	7,293,360
TOTAL CANADA		24,582,210
Chile - 12.4%
Banco Santander Chile sponsored ADR (d)	995,186	81,286,792
CAP SA	2,723,464	105,064,197
CFR Pharmaceuticals SA	17,206,348	4,073,756
Compania Cervecerias Unidas SA	3,361,122	38,073,744
Compania Cervecerias Unidas SA sponsored ADR (d)	202,200	11,582,016
Empresa Nacional de Electricidad SA	5,333,893	8,545,988
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,795,610	35,549,384
Enersis SA	34,899,771	14,167,907
Enersis SA sponsored ADR	1,805,047	35,433,073
SACI Falabella	4,770,394	44,787,870
TOTAL CHILE		378,564,727
Colombia - 3.6%
BanColombia SA sponsored ADR (d)	304,029	18,965,329
Bolsa de Valores de Colombia	576,460,285	10,287,320
Ecopetrol SA	25,394,899	54,437,115
Empresa de Telecomunicaciones de Bogota	34,198,589	10,409,866
Grupo de Inversiones Surameric	946,202	16,621,929
Grupo de Inversiones Surameric rights 11/22/11 (a)	275,614	41,357
TOTAL COLOMBIA		110,762,916
Luxembourg - 1.4%
Millicom International Cellular SA (depositary receipt)	191,813	21,139,134
Ternium SA sponsored ADR	943,707	23,158,570
TOTAL LUXEMBOURG		44,297,704
Mexico - 19.5%
America Movil SAB de CV:
Series L	5,073,400	6,478,796
Series L sponsored ADR	10,878,828	276,539,807
Bolsa Mexicana de Valores SA de CV	13,306,500	21,757,681
Coca-Cola FEMSA SAB de CV sponsored ADR	209,100	18,724,905
Compartamos SAB de CV	7,429,600	11,484,515
Fomento Economico Mexicano SAB de CV sponsored ADR	289,400	19,404,270
Grupo Comercial Chedraui de CV	5,604,100	13,492,602
Grupo Modelo SAB de CV Series C	3,093,800	19,624,041
Industrias Penoles SA de CV	712,955	28,689,693
Common Stocks - continued
	Shares	Value
Mexico - continued
Kimberly-Clark de Mexico SA de CV Series A	6,939,600	$ 39,501,092
Wal-Mart de Mexico SA de CV Series V	54,347,670	140,396,567
TOTAL MEXICO		596,093,969
Norway - 0.3%
Copeinca ASA (a)	1,297,051	8,410,005
Peru - 2.3%
Alicorp SA Class C	3,055,222	6,772,326
Compania de Minas Buenaventura SA sponsored ADR	1,582,600	64,775,818
TOTAL PERU		71,548,144
United States of America - 0.8%
Southern Copper Corp.	812,400	24,924,432
TOTAL COMMON STOCKS (Cost $1,609,339,679)		2,999,157,001
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	38,877,614	$ 38,877,614
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	138,971,400	138,971,400
TOTAL MONEY MARKET FUNDS (Cost $177,849,014)		177,849,014
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $1,787,188,693)	3,177,006,015
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(116,357,760)
NET ASSETS - 100%	$ 3,060,648,255
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,797
Fidelity Securities Lending Cash Central Fund	397,722
Total	$ 443,519
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 1,739,972,894	$ 1,739,972,894	$ -	$ -
Mexico	596,093,969	596,093,969	-	-
Chile	378,564,727	378,564,727	-	-
Colombia	110,762,916	110,721,559	41,357	-
Peru	71,548,144	71,548,144	-	-
Luxembourg	44,297,704	44,297,704	-	-
United States of America	24,924,432	24,924,432	-	-
Canada	24,582,210	24,582,210	-	-
Norway	8,410,005	8,410,005	-	-
Money Market Funds	177,849,014	177,849,014	-	-
Total Investments in Securities:	$ 3,177,006,015	$ 3,176,964,658	$ 41,357	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $96,320,870 of which $22,463,155 and $73,857,715 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The capital loss carryforward expiring October 31, 2016 was acquired from Fidelity Advisor Latin America Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $132,968,419) - See accompanying schedule: Unaffiliated issuers (cost $1,609,339,679)	$ 2,999,157,001
Fidelity Central Funds (cost $177,849,014)	177,849,014
Total Investments (cost $1,787,188,693)		$ 3,177,006,015
Foreign currency held at value (cost $12,549,606)		12,617,377
Receivable for investments sold		2,097,234
Receivable for fund shares sold		2,521,871
Dividends receivable		17,868,344
Distributions receivable from Fidelity Central Funds		19,346
Prepaid expenses		11,748
Other receivables		251,992
Total assets		3,212,393,927

Liabilities
Payable for investments purchased	$ 5,902,112
Payable for fund shares redeemed	4,206,545
Accrued management fee	1,696,988
Distribution and service plan fees payable	65,704
Other affiliated payables	671,439
Other payables and accrued expenses	231,484
Collateral on securities loaned, at value	138,971,400
Total liabilities		151,745,672

Net Assets		$ 3,060,648,255
Net Assets consist of:
Paid in capital		$ 1,744,785,826
Undistributed net investment income		34,016,290
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(108,069,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,389,915,949
Net Assets		$ 3,060,648,255

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($91,406,884 ÷ 1,745,019 shares)	$ 52.38

Maximum offering price per share (100/94.25 of $52.38)	$ 55.58
Class T: Net Asset Value and redemption price per share ($26,020,229 ÷ 497,850 shares)	$ 52.27

Maximum offering price per share (100/96.50 of $52.27)	$ 54.17
Class B: Net Asset Value and offering price per share ($14,113,935 ÷ 271,135 shares)A	$ 52.06

Class C: Net Asset Value and offering price per share ($35,203,130 ÷ 676,369 shares)A	$ 52.05

Latin America: Net Asset Value, offering price and redemption price per share ($2,884,301,428 ÷ 54,955,792 shares)	$ 52.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,602,649 ÷ 182,860 shares)	$ 52.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 140,014,056
Interest		157
Income from Fidelity Central Funds		443,519
Income before foreign taxes withheld		140,457,732
Less foreign taxes withheld		(10,432,951)
Total income		130,024,781

Expenses
Management fee	$ 27,173,065
Transfer agent fees	8,141,717
Distribution and service plan fees	1,039,278
Accounting and security lending fees	1,494,378
Custodian fees and expenses	1,577,432
Independent trustees' compensation	21,700
Registration fees	137,345
Audit	65,324
Legal	31,816
Interest	8,383
Miscellaneous	44,176
Total expenses before reductions	39,734,614
Expense reductions	(84,041)	39,650,573
Net investment income (loss)		90,374,208
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	338,788,328
Foreign currency transactions	(764,969)
Total net realized gain (loss)		338,023,359
Change in net unrealized appreciation (depreciation) on: Investment securities	(733,223,257)
Assets and liabilities in foreign currencies	84,819
Total change in net unrealized appreciation (depreciation)		(733,138,438)
Net gain (loss)		(395,115,079)
Net increase (decrease) in net assets resulting from operations		$ (304,740,871)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,374,208	$ 87,692,165
Net realized gain (loss)	338,023,359	293,510,668
Change in net unrealized appreciation (depreciation)	(733,138,438)	519,183,458
Net increase (decrease) in net assets resulting from operations	(304,740,871)	900,386,291
Distributions to shareholders from net investment income	(22,292,136)	(118,560,409)
Distributions to shareholders from net realized gain	(15,707,585)	(33,986,366)
Total distributions	(37,999,721)	(152,546,775)
Share transactions - net increase (decrease)	(1,114,870,853)	(275,675,234)
Redemption fees	763,732	1,583,234
Total increase (decrease) in net assets	(1,456,847,713)	473,747,516

Net Assets
Beginning of period	4,517,495,968	4,043,748,452
End of period (including undistributed net investment income of $34,016,290 and undistributed net investment income of $12,014,368, respectively)	$ 3,060,648,255	$ 4,517,495,968

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.48	$ 55.47
Income from Investment Operations
Net investment income (loss) E	1.15	.02
Net realized and unrealized gain (loss)	(5.87)	2.79
Total from investment operations	(4.72)	2.81
Distributions from net investment income	(.19)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.39)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.38	$ 57.48
Total Return B, C, D	(8.26)%	5.14%
Ratios to Average Net Assets F, I
Expenses before reductions	1.34%	1.37% A
Expenses net of fee waivers, if any	1.34%	1.37% A
Expenses net of all reductions	1.34%	1.34% A
Net investment income (loss)	2.05%	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,407	$ 115,626
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.47	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.99	.01
Net realized and unrealized gain (loss)	(5.85)	2.79
Total from investment operations	(4.86)	2.80
Distributions from net investment income	(.15)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.35)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.27	$ 57.47
Total Return B, C, D	(8.50)%	5.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.61%	1.63% A
Expenses net of fee waivers, if any	1.61%	1.63% A
Expenses net of all reductions	1.61%	1.60% A
Net investment income (loss)	1.78%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,020	$ 36,820
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.72	(.02)
Net realized and unrealized gain (loss)	(5.84)	2.79
Total from investment operations	(5.12)	2.77
Distributions from net investment income	(.07)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.27)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.06	$ 57.44
Total Return B, C, D	(8.94)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.12% A
Expenses net of fee waivers, if any	2.10%	2.12% A
Expenses net of all reductions	2.10%	2.10% A
Net investment income (loss)	1.29%	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,114	$ 20,392
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.73	(.02)
Net realized and unrealized gain (loss)	(5.84)	2.79
Total from investment operations	(5.11)	2.77
Distributions from net investment income	(.09)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.29)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.05	$ 57.44
Total Return B, C, D	(8.93)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.08%	2.09% A
Expenses net of fee waivers, if any	2.08%	2.09% A
Expenses net of all reductions	2.08%	2.07% A
Net investment income (loss)	1.31%	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,203	$ 48,329
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 57.50	$ 47.29	$ 28.69	$ 67.90	$ 41.13
Income from Investment Operations
Net investment income (loss) B	1.34	1.07	.72	.83	.68
Net realized and unrealized gain (loss)	(5.88)	11.00	18.32	(37.74)	27.43
Total from investment operations	(4.54)	12.07	19.04	(36.91)	28.11
Distributions from net investment income	(.29)	(1.49)	(.46)	(.65)	(.61)
Distributions from net realized gain	(.20)	(.39)	-	(1.72)	(.77)
Total distributions	(.49)	(1.88)	(.46)	(2.37)	(1.38)
Redemption fees added to paid in capital B	.01	.02	.02	.07	.04
Net asset value, end of period	$ 52.48	$ 57.50	$ 47.29	$ 28.69	$ 67.90
Total Return A	(7.96)%	25.91%	67.88%	(56.20)%	70.35%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	1.03%	1.07%	1.02%	1.00%
Expenses net of fee waivers, if any	1.00%	1.03%	1.07%	1.02%	1.00%
Expenses net of all reductions	1.00%	1.01%	1.05%	1.00%	.98%
Net investment income (loss)	2.39%	2.10%	2.04%	1.41%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,884,301	$ 4,283,462	$ 4,043,748	$ 2,225,606	$ 6,219,690
Portfolio turnover rate D	11%	56% F	52%	51%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 57.49	$ 55.47
Income from Investment Operations
Net investment income (loss) D	1.32	.03
Net realized and unrealized gain (loss)	(5.88)	2.79
Total from investment operations	(4.56)	2.82
Distributions from net investment income	(.23)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.43)	(.80)
Redemption fees added to paid in capital D	.01	- J
Net asset value, end of period	$ 52.51	$ 57.49
Total Return B, C	(7.98)%	5.15%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.08% A
Expenses net of fee waivers, if any	1.04%	1.08% A
Expenses net of all reductions	1.04%	1.06% A
Net investment income (loss)	2.35%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,603	$ 12,868
Portfolio turnover rate F	11%	56% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,438,494,908
Gross unrealized depreciation	(60,426,525)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,378,068,383

Tax Cost	$ 1,798,937,632

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,016,899
Capital loss carryforward	$ (96,320,871)
Net unrealized appreciation (depreciation)	$ 1,378,167,010

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 37,999,721	$ 152,546,775

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $432,655,967 and $1,472,546,394, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which are based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 267,457	$ 5,858
Class T	.25%	.25%	161,457	1,475
Class B	.75%	.25%	173,640	130,230
Class C	.75%	.25%	436,724	63,761
			$ 1,039,278	$ 201,324

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62,781
Class T	8,150
Class B*	14,426
Class C*	5,552
$ 90,909

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 312,176.29
Class T	101,225.31
Class B	52,537.30
Class C	122,538.28
Latin America	7,524,751.21
Institutional Class	28,490.24
	$ 8,141,717

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,495 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,398,611.39%		$ 8,383

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,344 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $397,722. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Latin America's operating expenses. During the period, this reimbursement reduced the class' expenses by $45,747.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,294 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010A
From net investment income
Class A	$ 387,219	$ 1,442
Class T	94,474	1,442
Class B	23,836	1,442
Class C	78,469	1,442
Latin America	21,655,692	118,553,199
Institutional Class	52,446	1,442
Total	$ 22,292,136	$ 118,560,409
From net realized gain
Class A	$ 407,401	$ -
Class T	127,447	-
Class B	68,279	-
Class C	170,156	-
Latin America	14,889,803	33,986,366
Institutional Class	44,499	-
Total	$ 15,707,585	$ 33,986,366

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010A	2011	2010A
Class A
Shares sold	412,254	41,687	$ 23,066,057	$ 2,369,263
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	2,023,866	-	113,640,086
Reinvestment of distributions	12,195	26	706,536	1,442
Shares redeemed	(691,058)	(53,951)	(38,328,762)	(3,076,408)
Net increase (decrease)	(266,609)	2,011,628	$ (14,556,169)	$ 112,934,383

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010A	2011	2010A
Class T
Shares sold	87,514	18,758	$ 4,903,931	$ 1,058,068
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	637,585	-	35,800,407
Reinvestment of distributions	3,721	26	215,680	1,442
Shares redeemed	(234,128)	(15,626)	(12,893,248)	(885,588)
Net increase (decrease)	(142,893)	640,743	$ (7,773,637)	$ 35,974,329
Class B
Shares sold	11,256	3,456	$ 626,261	$ 192,197
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	359,402	-	20,176,816
Reinvestment of distributions	1,326	26	76,906	1,442
Shares redeemed	(96,470)	(7,861)	(5,351,844)	(450,086)
Net increase (decrease)	(83,888)	355,023	$ (4,648,677)	$ 19,920,369
Class C
Shares sold	137,950	17,327	$ 7,785,005	$ 976,205
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	840,828	-	47,204,057
Reinvestment of distributions	3,829	26	222,012	1,442
Shares redeemed	(306,800)	(16,791)	(16,851,535)	(947,712)
Net increase (decrease)	(165,021)	841,390	$ (8,844,518)	$ 47,233,992
Latin America
Shares sold	8,382,994	22,062,249	$ 474,305,310	$ 1,142,552,819
Reinvestment of distributions	609,933	2,770,809	35,291,350	147,652,381
Shares redeemed	(28,534,583)	(35,850,914)	(1,586,342,682)	(1,794,503,952)
Net increase (decrease)	(19,541,656)	(11,017,856)	$ (1,076,746,022)	$ (504,298,752)
Institutional Class
Shares sold	72,884	3,784	$ 4,108,817	$ 212,699
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	228,366	-	12,822,761
Reinvestment of distributions	1,178	26	68,214	1,442
Shares redeemed	(115,010)	(8,368)	(6,478,861)	(476,457)
Net increase (decrease)	(40,948)	223,808	$ (2,301,830)	$ 12,560,445

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On October 1, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Latin America Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 6, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objectives and lower expenses. The acquisition was accomplished by an exchange of 2,023,866 Class A shares, 637,585 Class T shares, 359,402 Class B shares, 840,828 Class C shares, and 228,366 Institutional Class shares of the Fund, respectively, for 2,219,330 Class A shares, 700,912 Class T shares, 400,205 Class B shares, 940,861 Class C shares, and 245,559 Institutional Class shares then outstanding (valued at $51.20, $51.08, $50.42, $50.17 and $52.22 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $229,225,487, unrealized appreciation of $95,362,395, and net other assets of $418,642, were combined with the Fund's net assets of $4,149,781,255 for total net assets after the acquisition of $4,379,425,384.

Annual Report

12. Merger Information - continued

Pro forma results of operations of the combined entity for the entire year ended October 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 90,969,628
Total net realized gain (loss)	302,327,523
Total change in net unrealized appreciation (depreciation)	548,871,563
Net increase (decrease) in net assets resulting from operations	$ 942,168,714

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since October 1, 2010.

Annual Report

Fidelity Nordic Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Nordic Fund	-7.49%	-0.53%	8.76%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Nordic Fund on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the FTSE Capped Nordic Index performed over the same period. Returns shown for the FTSE Capped Nordic Index for periods prior to October 1, 2009 (its inception date) are returns of the uncapped FTSE Nordic Index.

Annual Report

Fidelity Nordic Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as euro zone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Per Johansson, who became Portfolio Manager of Fidelity® Nordic Fund on April 12, 2011: For the year, the fund returned -7.49%, while the FTSE® Capped Nordic Index returned -6.60%. Positioning in telecommunications, energy, financials and technology was detrimental. On an individual stock basis, the fund was hurt by a significant underweighting in Norway's Statoil, a benchmark component whose stock jumped on the company's discovery of one of the largest oil fields in the North Sea. Also in energy, the fund lost ground from underweighting and eventually selling deep-sea driller SeaDrill, a Bermuda-domiciled company, because the stock rose as demand for deepwater drilling improved. In technology, the fund's stake in Hexagon, a Swedish company that designs land surveying systems, declined later in the period as it missed earnings estimates due to a decrease in capital spending on the Chinese railways, where many of the company's services are used. The fund's position in Telenor, a telecommunications company in Norway, was detrimental. As the company resolved issues regarding increased competition, the stock gained and the fund did not hold enough of it. On the upside, the fund's holdings in industrials, especially in the capital goods and commercial/professional services segments, were beneficial. Within commercial/professional services, the fund's out-of-index position in Sweden's Intrum Justitia contributed because the credit management company successfully bought bank and consumer debt throughout the sovereign debt crisis in Europe. Elsewhere, stock selection in the food/beverage/tobacco segment of consumer staples provided a boost. Tobacco company Swedish Match was the fund's top contributor, rising solidly due in part to its stable revenue growth and success from expanding its business in the U.S. An underweighting in materials was helpful, as was timely ownership of Norway's Norsk Hydro, an aluminum company that is heavily reliant on growth in China, which was signaling signs of economic distress. Many of the stocks I've mentioned in this update were sold from the fund by period end.

Note to shareholders: Fidelity Nordic Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Nordic market. As of October 31, 2011, the fund did not have more than 20% of its assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Nordic Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Actual	1.06%	$ 1,000.00	$ 763.90	$ 4.71
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.86	$ 5.40

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Nordic Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Sweden	38.7%
Norway	24.8%
Denmark	16.7%
Finland	14.1%
Luxembourg	4.1%
United States of America	1.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Sweden	51.9%
Norway	14.4%
Finland	13.7%
Denmark	11.5%
United States of America	2.9%
France	2.0%
Germany	1.6%
Bermuda	1.1%
Russia	0.4%
Other	0.5%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.4	99.1
Short-Term Investments and Net Other Assets	1.6	0.9
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	6.5	9.0
Swedbank AB (A Shares) (Sweden, Commercial Banks)	6.3	3.1
Atlas Copco AB (A Shares) (Sweden, Machinery)	6.1	0.0
Orkla ASA (A Shares) (Norway, Industrial Conglomerates)	4.9	2.9
Telenor ASA (Norway, Diversified Telecommunication Services)	4.7	0.0
Danske Bank A/S (Denmark, Commercial Banks)	4.7	0.0
Sampo OYJ (A Shares) (Finland, Insurance)	4.6	0.0
Subsea 7 SA (Luxembourg, Energy Equipment & Services)	4.1	0.0
DnB NOR ASA (Norway, Commercial Banks)	3.9	3.3
Schibsted ASA (B Shares) (Norway, Media)	3.6	2.0
	49.4
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	25.9	30.0
Financials	25.8	24.0
Consumer Discretionary	12.2	7.3
Health Care	10.5	9.3
Energy	8.6	7.3
Telecommunication Services	6.1	4.5
Materials	4.4	5.4
Information Technology	2.5	8.3
Consumer Staples	2.4	3.0

Annual Report

Fidelity Nordic Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.4%
	Shares	Value
Denmark - 16.7%
A.P. Moller - Maersk A/S Series B	1,800	$ 12,279,537
Christian Hansen Holding AS	341,100	7,454,178
Danske Bank A/S (a)	1,222,562	16,939,763
Novo Nordisk A/S Series B	221,301	23,498,453
TOTAL DENMARK		60,171,931
Finland - 14.1%
Amer Group PLC (A Shares)	585,200	8,090,484
Elisa Corp. (A Shares) (d)	242,600	5,126,660
Kone Oyj (B Shares)	178,820	9,883,912
Nokian Tyres PLC	309,400	11,368,143
Sampo OYJ (A Shares)	598,400	16,537,672
TOTAL FINLAND		51,006,871
Luxembourg - 4.1%
Subsea 7 SA (a)	673,500	14,649,194
Norway - 24.8%
ABG Sundal Collier ASA	6,477,600	4,677,052
DnB NOR ASA	1,211,553	14,133,624
Kvaerner ASA (a)	2,103,149	4,053,235
Orkla ASA (A Shares) (d)	2,011,500	17,522,406
Schibsted ASA (B Shares)	490,800	12,843,875
Storebrand ASA (A Shares)	990,700	6,108,688
Telenor ASA	951,400	16,985,624
TGS Nopec Geophysical Co. ASA	210,900	4,814,532
Yara International ASA	177,800	8,469,100
TOTAL NORWAY		89,608,136
Sweden - 38.7%
ASSA ABLOY AB (B Shares)	491,600	11,996,773
Atlas Copco AB (A Shares)	1,004,300	21,982,132
Avanza Bank Holding AB	195,456	5,231,507
BioGaia AB	285,000	7,212,921
Intrum Justitia AB	749,800	12,334,601
Lundin Petroleum AB	307,900	7,556,350
Meda AB (A Shares)	706,700	7,219,244
Mekonomen AB	102,200	3,738,709

	Shares	Value
Nobia AB (a)	1,812,700	$ 7,868,551
Ratos AB (B Shares)	481,900	6,445,488
Sandvik AB	544,700	7,531,916
Swedbank AB (A Shares)	1,625,700	22,903,505
Swedish Match Co.	246,400	8,526,331
Telefonaktiebolaget LM Ericsson (B Shares)	863,298	8,995,713
TOTAL SWEDEN		139,543,741
TOTAL COMMON STOCKS (Cost $371,541,883)		354,979,873
Money Market Funds - 5.0%

Fidelity Cash Central Fund, 0.12% (b)	1,778,767	1,778,767
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	16,475,000	16,475,000
TOTAL MONEY MARKET FUNDS (Cost $18,253,767)		18,253,767
TOTAL INVESTMENT PORTFOLIO - 103.4% (Cost $389,795,650)		373,233,640
NET OTHER ASSETS (LIABILITIES) - (3.4)%		(12,333,552)
NET ASSETS - 100%		$ 360,900,088
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,498
Fidelity Securities Lending Cash Central Fund	895,176
Total	$ 901,674
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Sweden	$ 139,543,741	$ 130,548,028	$ 8,995,713	$ -
Norway	89,608,136	89,608,136	-	-
Denmark	60,171,931	36,673,478	23,498,453	-
Finland	51,006,871	51,006,871	-	-
Luxembourg	14,649,194	14,649,194	-	-
Money Market Funds	18,253,767	18,253,767	-	-
Total Investments in Securities:	$ 373,233,640	$ 340,739,474	$ 32,494,166	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $116,424,475 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Nordic Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $15,253,555) - See accompanying schedule: Unaffiliated issuers (cost $371,541,883)	$ 354,979,873
Fidelity Central Funds (cost $18,253,767)	18,253,767
Total Investments (cost $389,795,650)		$ 373,233,640
Receivable for investments sold		19,385,418
Receivable for fund shares sold		294,716
Dividends receivable		136,634
Distributions receivable from Fidelity Central Funds		150,509
Prepaid expenses		1,767
Other receivables		137,757
Total assets		393,340,441

Liabilities
Payable for investments purchased	$ 14,016,637
Payable for fund shares redeemed	1,583,676
Accrued management fee	206,426
Other affiliated payables	95,598
Other payables and accrued expenses	63,016
Collateral on securities loaned, at value	16,475,000
Total liabilities		32,440,353

Net Assets		$ 360,900,088
Net Assets consist of:
Paid in capital		$ 498,258,053
Undistributed net investment income		6,065,540
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(126,863,750)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(16,559,755)
Net Assets, for 12,194,376 shares outstanding		$ 360,900,088
Net Asset Value, offering price and redemption price per share ($360,900,088 ÷ 12,194,376 shares)		$ 29.60

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 11,973,815
Interest		63
Income from Fidelity Central Funds (including $895,176 from security lending)		901,674
Income before foreign taxes withheld		12,875,552
Less foreign taxes withheld		(1,947,528)
Total income		10,928,024

Expenses
Management fee	$ 3,232,791
Transfer agent fees	1,139,914
Accounting and security lending fees	239,544
Custodian fees and expenses	92,807
Independent trustees' compensation	2,545
Registration fees	31,320
Audit	57,139
Legal	1,834
Interest	1,571
Miscellaneous	4,430
Total expenses before reductions	4,803,895
Expense reductions	(281,769)	4,522,126
Net investment income (loss)		6,405,898
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	59,563,796
Foreign currency transactions	(303,679)
Total net realized gain (loss)		59,260,117
Change in net unrealized appreciation (depreciation) on: Investment securities	(98,662,547)
Assets and liabilities in foreign currencies	(595)
Total change in net unrealized appreciation (depreciation)		(98,663,142)
Net gain (loss)		(39,403,025)
Net increase (decrease) in net assets resulting from operations		$ (32,997,127)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 6,405,898	$ 4,179,042
Net realized gain (loss)	59,260,117	41,433,413
Change in net unrealized appreciation (depreciation)	(98,663,142)	33,478,890
Net increase (decrease) in net assets resulting from operations	(32,997,127)	79,091,345
Distributions to shareholders from net investment income	(4,111,279)	(4,315,648)
Share transactions Proceeds from sales of shares	107,813,311	163,155,616
Reinvestment of distributions	3,976,175	4,158,861
Cost of shares redeemed	(171,718,515)	(118,821,372)
Net increase (decrease) in net assets resulting from share transactions	(59,929,029)	48,493,105
Redemption fees	162,955	91,663
Total increase (decrease) in net assets	(96,874,480)	123,360,465

Net Assets
Beginning of period	457,774,568	334,414,103
End of period (including undistributed net investment income of $6,065,540 and undistributed net investment income of $4,074,601, respectively)	$ 360,900,088	$ 457,774,568
Other Information Shares
Sold	3,156,914	5,576,785
Issued in reinvestment of distributions	119,440	148,584
Redeemed	(5,268,807)	(4,240,424)
Net increase (decrease)	(1,992,453)	1,484,945

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 32.27	$ 26.33	$ 20.75	$ 52.81	$ 36.58
Income from Investment Operations
Net investment income (loss) B	.47	.33	.35	.85	2.39 E
Net realized and unrealized gain (loss)	(2.86)	5.94	6.29	(28.93)	14.60
Total from investment operations	(2.39)	6.27	6.64	(28.08)	16.99
Distributions from net investment income	(.29)	(.34)	(1.06)	(1.73)	(.29)
Distributions from net realized gain	-	-	-	(2.28)	(.51)
Total distributions	(.29)	(.34)	(1.06)	(4.01)	(.80)
Redemption fees added to paid in capital B	.01	.01	- G	.03	.04
Net asset value, end of period	$ 29.60	$ 32.27	$ 26.33	$ 20.75	$ 52.81
Total Return A	(7.49)%	24.05%	34.90%	(57.32)%	47.38%
Ratios to Average Net Assets C,F
Expenses before reductions	1.05%	1.12%	1.15%	1.09%	1.06%
Expenses net of fee waivers, if any	1.05%	1.12%	1.15%	1.09%	1.06%
Expenses net of all reductions	.99%	1.10%	1.12%	1.07%	1.03%
Net investment income (loss)	1.40%	1.16%	1.71%	2.10%	5.37% E
Supplemental Data
Net assets, end of period (000 omitted)	$ 360,900	$ 457,775	$ 334,414	$ 290,401	$ 997,726
Portfolio turnover rate D	265%	80%	107%	72%	62%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EInvestment income per share reflects a special dividend which amounted to $1.62 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.72%. FExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. GAmount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Nordic Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

3. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,494,945
Gross unrealized depreciation	(38,496,230)
Net unrealized appreciation (depreciation) on securities and other investments	$ (27,001,285)

Tax Cost	$ 400,234,925

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,065,541
Capital loss carryforward	$ (116,424,475)
Net unrealized appreciation (depreciation)	$ (26,999,030)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 4,111,279	$ 4,315,648

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,208,390,364 and $1,265,249,637, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 9,362,176.36%		$ 1,571

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,434 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $278,687 for the period. In addition, through arrangements with the Fund's custodian , credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,082.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity VIP FundsManager 60% Portfolio was the owner of record of approximately 12% of the total outstanding shares of the Fund.

Annual Report

Fidelity Pacific Basin Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Fidelity Pacific Basin Fund	-5.44%	2.39%	9.38%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Pacific Basin Fund on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Pacific Index performed over the same period.

Annual Report

Fidelity Pacific Basin Fund

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Dale Nicholls, Portfolio Manager of Fidelity® Pacific Basin Fund: For the year, the fund returned -5.44%, versus -2.55% for the MSCI® AC (All Country) Pacific Index. Geographically, the most negative influence on relative performance by far was China, where both stock picking and a large overweighting worked against the fund's results. A non-benchmark allocation to India also had a negative impact, as did security selection in Hong Kong and Taiwan. Among market sectors, unfavorable stock selection and industry weightings in consumer discretionary especially hampered performance. To a lesser extent, positioning in energy and pockets of information technology also hurt, along with an underweighting in telecommunication services. EVA Precision Industrial Holdings, a Hong Kong-based supplier of molded metal and plastic components for various industries, was the fund's largest individual detractor. Disruption of its Japanese customers' supply chains following that country's mid-March earthquake and tsunami hampered the company's stock. Other detractors included Chinese online gaming firm Perfect World, China's Ping An Insurance Group and Chinese online travel agent Ctrip.com International. Conversely, stock picking in Japan added five percentage points to relative performance. At the sector/industry level, stock picking among diversified financials was helpful, as it more than made up for a punitive overweighting in this weak-performing group. The fund also benefited from underweighting lagging utilities and from favorable positioning in materials and industrials. The largest individual contributor was Japanese online business incubator Digital Garage. The value of the company's investments in Twitter and other social media services was bolstered by Japan's earthquake, which prompted a surge in consumers' usage of social media. Also lifting performance was Indonesia-based AKR Corporindo, a distributor of petroleum and chemical products, and Japanese Internet services provider So-net Entertainment. All of the stocks I've mentioned, except for Ping An Insurance Group, were out-of-index positions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Pacific Basin Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Actual	1.17%	$ 1,000.00	$ 847.90	$ 5.45
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,019.31	$ 5.96

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Pacific Basin Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan	37.1%
Cayman Islands	14.2%
Australia	8.4%
Korea (South)	7.9%
China	7.1%
Bermuda	5.5%
Hong Kong	3.4%
India	3.4%
Indonesia	3.3%
Other	9.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan	33.2%
Cayman Islands	13.5%
Australia	9.1%
China	8.6%
Korea (South)	8.3%
Bermuda	5.5%
India	4.2%
Hong Kong	3.8%
Indonesia	3.6%
Other	10.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.9	98.3
Short-Term Investments and Net Other Assets	0.1	1.7
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
ORIX Corp. (Japan, Diversified Financial Services)	3.6	3.6
SOFTBANK CORP. (Japan, Wireless Telecommunication Services)	1.9	2.3
Aeon Credit Service Co. Ltd. (Japan, Consumer Finance)	1.8	1.5
EVA Precision Industrial Holdings Ltd. (Cayman Islands, Machinery)	1.8	2.3
Biosensors International Group Ltd. (Bermuda, Health Care Equipment & Supplies)	1.7	1.5
So-Net Entertainment Corp. (Japan, Internet Software & Services)	1.5	1.5
Ping An Insurance Group Co. China Ltd. (H Shares) (China, Insurance)	1.5	2.0
Baidu.com, Inc. sponsored ADR (China, Internet Software & Services)	1.4	1.2
Daou Technology, Inc. (Korea (South), Internet Software & Services)	1.4	1.0
China Mengniu Dairy Co. Ltd. (Cayman Islands, Food Products)	1.4	1.1
	18.0
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.7	19.8
Industrials	19.0	19.9
Financials	17.6	18.8
Consumer Discretionary	16.5	15.3
Materials	7.1	10.5
Consumer Staples	6.4	3.6
Health Care	5.6	4.3
Energy	2.8	2.4
Telecommunication Services	2.4	2.7
Utilities	1.8	1.0

Annual Report

Fidelity Pacific Basin Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Australia - 8.4%
Atlas Iron Ltd.	711,228	$ 2,307,003
Austal Ltd.	1,974,120	4,694,980
Dart Energy Ltd. (a)	4,322,903	2,782,507
Goodman Group unit	5,831,226	3,789,732
Iluka Resources Ltd.	252,666	4,200,896
Imdex Ltd.	1,220,094	2,664,442
Linc Energy Ltd.	853,741	1,832,916
Macquarie Group Ltd.	126,781	3,264,448
MAp Group unit	1,112,575	3,970,366
Mesoblast Ltd. (a)(d)	516,550	4,392,125
Navitas Ltd.	1,067,570	4,624,122
Newcrest Mining Ltd.	211,101	7,461,407
Origin Energy Ltd. (d)	572,732	8,631,560
Paladin Energy Ltd. (Australia) (a)	649,670	992,223
realestate.com.au Ltd.	240,124	3,259,287
Wotif.com Holdings Ltd. (d)	456,867	1,760,677
TOTAL AUSTRALIA		60,628,691
Bermuda - 5.5%
Aquarius Platinum Ltd. (Australia)	508,067	1,490,598
Biosensors International Group Ltd. (a)	11,119,000	12,390,603
Cheung Kong Infrastructure Holdings Ltd.	397,000	2,126,617
China Animal Healthcare Ltd.	11,668,000	2,614,971
China Singyes Solar Tech Holdings Ltd.	2,285,000	1,249,382
China Water Affairs Group Ltd.	6,846,000	1,966,372
G-Resources Group Ltd. (a)	19,509,000	1,176,691
GOME Electrical Appliances Holdings Ltd.	5,982,000	1,834,089
Huabao International Holdings Ltd.	2,882,000	1,830,813
Imagi International Holdings Ltd. (a)	51,200,000	1,337,317
Noble Group Ltd.	3,013,527	3,678,195
Texwinca Holdings Ltd.	2,072,000	2,625,046
Vtech Holdings Ltd.	578,600	5,402,560
TOTAL BERMUDA		39,723,254
Cayman Islands - 14.2%
AirMedia Group, Inc. ADR (a)(d)	667,800	1,816,416
Airtac International Group	492,000	2,753,759
China Automation Group Ltd.	5,211,000	1,809,014
China High Precision Automation Group Ltd.	4,875,000	1,719,378
China Lilang Ltd.	3,089,000	3,251,572
China Mengniu Dairy Co. Ltd.	3,110,000	9,909,998
China Real Estate Information Corp. ADR (a)(d)	361,700	2,152,115
China ZhengTong Auto Services Holdings Ltd.	3,000,000	3,248,438
CNinsure, Inc. ADR (a)(d)	178,700	1,349,185
Ctrip.com International Ltd. sponsored ADR (a)(d)	169,500	5,908,770
Daphne International Holdings Ltd.	3,308,000	3,456,065
EVA Precision Industrial Holdings Ltd.	50,196,000	12,963,175
Fook Woo Group Holdings Ltd. (a)	11,590,000	2,189,979

	Shares	Value
GCL-Poly Energy Holdings Ltd.	4,890,000	$ 1,578,472
Haitian International Holdings Ltd.	2,664,000	2,366,951
Jiayuan.com International Ltd. sponsored ADR (d)	155,000	1,607,350
Kingdee International Software Group Co. Ltd.	6,925,513	2,805,531
KongZhong Corp. sponsored ADR (a)(d)	384,600	1,969,152
Little Sheep Group Ltd.	4,223,000	2,735,515
Minth Group Ltd.	3,792,000	3,934,451
MStar Semiconductor, Inc.	359,000	2,080,451
Perfect World Co. Ltd. sponsored ADR Class B (a)	216,775	2,820,243
Qihoo 360 Technology Co. Ltd. ADR (d)	95,700	1,934,097
Shenguan Holdings Group Ltd.	9,116,000	4,897,622
Sino Biopharmaceutical Ltd.	5,244,000	1,597,405
SouFun Holdings Ltd. ADR (d)	131,100	1,672,836
Tencent Holdings Ltd.	378,800	8,760,727
Uni-President China Holdings Ltd.	3,703,000	2,200,906
VanceInfo Technologies, Inc. ADR (a)(d)	176,700	2,051,487
VisionChina Media, Inc. ADR (a)(d)	708,000	1,274,400
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	240,300	2,986,929
Xueda Education Group sponsored ADR	286,300	950,516
TOTAL CAYMAN ISLANDS		102,752,905
China - 7.1%
51job, Inc. sponsored ADR (a)(d)	75,400	3,481,972
AMVIG Holdings Ltd.	9,052,000	5,647,984
Baidu.com, Inc. sponsored ADR (a)(d)	72,300	10,135,014
Beijing Jingkelong Co. Ltd. (H Shares)	2,273,000	2,219,971
China Metal Recycling (Holdings) Ltd.	2,572,200	2,754,047
Dalian Port (PDA) Co. Ltd. (H Shares)	6,926,000	1,770,679
People's Food Holdings Ltd. (a)	4,276,000	2,215,597
Ping An Insurance Group Co. China Ltd. (H Shares)	1,485,000	11,013,354
Royale Furniture Holdings Ltd.	16,998,809	5,144,523
Yantai Changyu Pioneer Wine Co. (B Shares)	312,700	3,518,184
Zhongpin, Inc. (a)(d)	196,900	1,817,387
Zijin Mining Group Co. Ltd. (H Shares)	3,158,000	1,344,139
TOTAL CHINA		51,062,851
Hong Kong - 3.4%
China State Construction International Holdings Ltd.	3,601,302	2,773,675
China Unicom (Hong Kong) Ltd.	1,818,000	3,655,300
Convenience Retail Asia Ltd.	2,000,000	845,837
Magnificent Estates Ltd.	56,182,000	1,786,324
REXCAPITAL Financial Holdings Ltd.	44,986,967	3,128,538
Techtronic Industries Co. Ltd.	5,713,000	4,943,078
Tian An China Investments Co. Ltd.	4,934,800	2,606,386
Wharf Holdings Ltd.	828,000	4,404,336
YGM Trading Ltd.	246,000	577,391
TOTAL HONG KONG		24,720,865
Common Stocks - continued
	Shares	Value
India - 3.4%
CESC Ltd. GDR	306,236	$ 1,726,015
Educomp Solutions Ltd.	349,410	1,931,918
Financial Technologies India Ltd.	168,768	2,528,837
Gateway Distriparks Ltd.	697,430	2,122,242
Geodesic Ltd.	1,605,385	1,932,029
Grasim Industries Ltd.	59,043	3,135,549
Indian Overseas Bank	1,251,645	2,623,084
IndusInd Bank Ltd.	340,379	2,075,321
INFO Edge India Ltd.	175,376	2,446,154
NIIT Ltd.	2,270,534	2,230,091
Reliance Industries Ltd.	87,888	1,573,960
TOTAL INDIA		24,325,200
Indonesia - 3.3%
PT AKR Corporindo Tbk	14,094,500	4,768,042
PT Ciputra Development Tbk	81,872,000	4,488,957
PT Jasa Marga Tbk	7,401,000	3,189,900
PT Lippo Karawaci Tbk	47,106,000	3,377,281
PT Mitra Adiperkasa Tbk	6,979,000	3,843,763
PT Nippon Indosari Corpindo Tbk	2,925,500	1,119,348
PT United Tractors Tbk	1,143,954	3,146,495
TOTAL INDONESIA		23,933,786
Ireland - 0.7%
James Hardie Industries NV CDI (a)	748,779	4,850,242
Japan - 37.1%
Aeon Credit Service Co. Ltd.	879,300	13,114,567
Asahi Diamond Industrial Co. Ltd.	210,100	3,094,340
BLife Investment Corp.	406	2,312,563
Calbee, Inc. (d)	62,000	2,826,736
Chiyoda Corp.	352,000	4,054,049
Citizen Holdings Co. Ltd.	393,500	2,087,404
Credit Saison Co. Ltd.	181,900	3,550,026
DeNA Co. Ltd.	126,800	5,473,590
Digital Garage, Inc. (a)(d)	983	3,218,749
Fuji Heavy Industries Ltd.	688,000	4,361,269
Fuji Spinning Co. Ltd. (d)	3,972,000	7,721,672
Fujifilm Holdings Corp.	192,300	4,706,990
Fujitsu Ltd.	780,000	4,171,698
Glory Ltd.	89,500	1,915,908
GMO Internet, Inc.	1,291,600	5,567,721
Hamakyorex Co. Ltd.	91,100	2,606,808
Haseko Corp. (a)	3,748,500	2,356,922
Hikari Tsushin, Inc.	120,500	2,805,739
Honeys Co. Ltd. (d)	253,340	3,647,791
Horiba Ltd.	106,800	3,388,321
INPEX Corp.	683	4,509,799
ISE Chemical Corp. (d)	456,000	2,504,860
Japan Tobacco, Inc.	1,529	7,643,168
Kenedix Realty Investment Corp.	2,783	8,071,375
Kenedix, Inc. (a)(d)	15,878	2,354,203
Message Co. Ltd.	1,416	4,579,762

	Shares	Value
Micronics Japan Co. Ltd. (d)	339,900	$ 1,959,605
MS&AD Insurance Group Holdings, Inc.	355,700	6,967,758
NEC Leasing Ltd.	169,700	2,434,159
Nihon M&A Center, Inc.	669	3,776,627
Nikon Corp.	79,700	1,784,798
Nippon Seiki Co. Ltd.	684,000	6,872,973
Nishimatsu Construction Co. Ltd.	1,096,000	1,800,609
Nitta Corp.	471,800	8,565,209
NTT Urban Development Co.	6,101	4,200,738
ORIX Corp.	295,910	25,828,929
Osaka Securities Exchange Co. Ltd.	336	1,574,719
Point, Inc.	33,180	1,431,307
Rakuten, Inc.	3,800	4,166,228
Rohto Pharmaceutical Co. Ltd.	706,000	8,134,117
Saizeriya Co. Ltd.	329,200	5,335,882
Sankyo Seiko Co. Ltd.	925,400	3,004,823
Shinsei Bank Ltd.	3,011,000	3,309,763
SHO-BOND Holdings Co. Ltd.	128,800	2,873,515
So-Net Entertainment Corp.	2,788	11,052,282
SOFTBANK CORP.	413,900	13,435,107
Sony Financial Holdings, Inc.	365,700	6,084,152
Tokyo Ohka Kogyo Co. Ltd.	117,500	2,441,957
Tomy Co. Ltd.	242,900	1,667,081
Toridoll Corp.	566,000	5,360,738
Toshiba Corp.	775,000	3,380,514
Toshiba Plant Systems & Services Corp.	325,000	3,474,753
Toyo Engineering Corp.	882,000	2,916,241
Toyo Tanso Co. Ltd.	84,400	3,916,661
Tsutsumi Jewelry Co. Ltd.	74,600	1,738,570
Yamato Kogyo Co. Ltd.	234,600	5,934,855
TOTAL JAPAN		268,070,700
Korea (South) - 7.9%
Daou Technology, Inc.	1,117,860	10,036,485
Duksan Hi-Metal Co. Ltd. (a)	289,894	6,509,901
Grand Korea Leisure Co. Ltd.	121,890	2,163,311
Hana Financial Group, Inc.	65,290	2,323,679
Hyundai Home Shopping Network Corp.	26,389	2,765,342
KC Tech Co. Ltd.	823,855	3,775,986
Korea Electric Power Corp. (a)	330,910	7,382,244
Medy-Tox, Inc.	62,683	1,142,041
NHN Corp. (a)	8,999	1,870,374
Orion Corp.	6,914	3,695,417
Power Logics Co. Ltd. (a)	343,039	1,170,703
Samsung Electronics Co. Ltd.	11,512	9,873,265
TK Corp. (a)	227,245	4,192,005
TOTAL KOREA (SOUTH)		56,900,753
Malaysia - 2.1%
IJM Land Bhd warrants 9/11/13 (a)	116,970	39,592
JobStreet Corp. Bhd	7,040,150	5,432,296
Lion Industries Corp. Bhd	4,269,600	2,110,632
Muhibbah Engineering (M) Bhd	5,189,500	2,036,723
RHB Capital Bhd	695,100	1,738,144
Common Stocks - continued
	Shares	Value
Malaysia - continued
Top Glove Corp. Bhd	1,519,200	$ 2,109,292
WCT Bhd	2,340,600	1,971,651
TOTAL MALAYSIA		15,438,330
Philippines - 1.2%
Alliance Global Group, Inc.	25,222,542	6,270,879
Universal Robina Corp.	2,339,000	2,578,468
TOTAL PHILIPPINES		8,849,347
Singapore - 2.4%
CSE Global Ltd.	7,480,500	4,978,891
First (REIT)	3,434,000	2,167,197
Goodpack Ltd.	6,355,000	8,466,733
Goodpack Ltd. warrants 11/30/12 (a)	2,233,800	1,671,991
Tat Hong Holdings Ltd. warrants 8/2/13 (a)	125,700	1,916
TOTAL SINGAPORE		17,286,728
Taiwan - 2.1%
104 Corp.	479,000	1,333,408
HTC Corp.	43,000	966,363
Lite-On Technology Corp.	3,049,333	2,877,468
Lung Yen Life Service Co. Ltd.	353,000	1,092,909
Pacific Hospital Supply Co. Ltd.	441,000	1,443,084
Tatung Co. Ltd. (a)	6,233,204	2,194,642
Tong Hsing Electronics Industries Ltd.	1,243,096	3,149,693
WPG Holding Co. Ltd.	1,525,000	1,841,444
TOTAL TAIWAN		14,899,011
Thailand - 0.6%
TISCO Financial Group PCL	1,040,100	1,155,232
Toyo-Thai Corp. PCL	7,448,100	2,253,972
Toyo-Thai Corp. PCL NVDR	3,829,000	1,161,221
TOTAL THAILAND		4,570,425

	Shares	Value
United States of America - 0.5%
ChinaCast Education Corp. (a)(d)	351,000	$ 1,411,020
YOU On Demand Holdings, Inc. (a)	33,005,100	2,307,056
TOTAL UNITED STATES OF AMERICA		3,718,076
TOTAL COMMON STOCKS (Cost $684,498,278)		721,731,164
Money Market Funds - 5.5%

Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c) (Cost $39,999,828)	39,999,828	39,999,828
TOTAL INVESTMENT PORTFOLIO - 105.4% (Cost $724,498,106)		761,730,992
NET OTHER ASSETS (LIABILITIES) - (5.4)%		(39,277,688)
NET ASSETS - 100%		$ 722,453,304
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 15,114
Fidelity Securities Lending Cash Central Fund	744,050
Total	$ 759,164
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Japan	$ 268,070,700	$ -	$ 268,070,700	$ -
Cayman Islands	102,752,905	28,493,496	72,540,031	1,719,378
Australia	60,628,691	-	60,628,691	-
Korea (South)	56,900,753	-	56,900,753	-
China	51,062,851	15,434,373	35,628,478	-
Bermuda	39,723,254	-	39,723,254	-
Hong Kong	24,720,865	-	24,720,865	-
India	24,325,200	-	24,325,200	-
Indonesia	23,933,786	-	23,933,786	-
Other	69,612,159	12,567,423	57,044,736	-
Money Market Funds	39,999,828	39,999,828	-	-
Total Investments in Securities:	$ 761,730,992	$ 96,495,120	$ 663,516,494	$ 1,719,378
Transfers from Level 1 to Level 2 during the period were $479,841,352.
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(1,387,540)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	3,106,918
Transfers out of Level 3	-
Ending Balance	$ 1,719,378
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at October 31, 2011	$ (1,387,540)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $13,028,843 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pacific Basin Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $37,406,911) - See accompanying schedule: Unaffiliated issuers (cost $684,498,278)	$ 721,731,164
Fidelity Central Funds (cost $39,999,828)	39,999,828
Total Investments (cost $724,498,106)		$ 761,730,992
Receivable for investments sold		1,735,411
Receivable for fund shares sold		451,153
Dividends receivable		1,883,570
Distributions receivable from Fidelity Central Funds		105,102
Prepaid expenses		3,293
Other receivables		67,607
Total assets		765,977,128

Liabilities
Payable to custodian bank	$ 209,413
Payable for investments purchased	338,819
Payable for fund shares redeemed	2,179,062
Accrued management fee	531,145
Other affiliated payables	168,483
Other payables and accrued expenses	97,074
Collateral on securities loaned, at value	39,999,828
Total liabilities		43,523,824

Net Assets		$ 722,453,304
Net Assets consist of:
Paid in capital		$ 715,620,104
Undistributed net investment income		2,372,302
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(32,730,981)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,191,879
Net Assets, for 31,465,616 shares outstanding		$ 722,453,304
Net Asset Value, offering price and redemption price per share ($722,453,304 ÷ 31,465,616 shares)		$ 22.96

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 17,294,030
Interest		9
Income from Fidelity Central Funds		759,164
Income before foreign taxes withheld		18,053,203
Less foreign taxes withheld		(1,126,794)
Total income		16,926,409

Expenses
Management fee Basic fee	$ 6,274,565
Performance adjustment	970,065
Transfer agent fees	1,925,207
Accounting and security lending fees	426,536
Custodian fees and expenses	314,197
Independent trustees' compensation	4,903
Registration fees	54,818
Audit	87,434
Legal	3,764
Interest	1,664
Miscellaneous	8,649
Total expenses before reductions	10,071,802
Expense reductions	(331,837)	9,739,965
Net investment income (loss)		7,186,444
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	80,950,728
Foreign currency transactions	89,028
Total net realized gain (loss)		81,039,756
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $571,786)	(130,736,729)
Assets and liabilities in foreign currencies	(101,131)
Total change in net unrealized appreciation (depreciation)		(130,837,860)
Net gain (loss)		(49,798,104)
Net increase (decrease) in net assets resulting from operations		$ (42,611,660)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Pacific Basin Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,186,444	$ 6,603,265
Net realized gain (loss)	81,039,756	59,127,875
Change in net unrealized appreciation (depreciation)	(130,837,860)	122,328,582
Net increase (decrease) in net assets resulting from operations	(42,611,660)	188,059,722
Distributions to shareholders from net investment income	(6,798,978)	(4,570,702)
Distributions to shareholders from net realized gain	(22,436,616)	(21,329,936)
Total distributions	(29,235,594)	(25,900,638)
Share transactions Proceeds from sales of shares	325,706,660	278,700,546
Reinvestment of distributions	27,290,655	23,912,533
Cost of shares redeemed	(396,071,405)	(237,343,251)
Net increase (decrease) in net assets resulting from share transactions	(43,074,090)	65,269,828
Redemption fees	461,937	274,534
Total increase (decrease) in net assets	(114,459,407)	227,703,446

Net Assets
Beginning of period	836,912,711	609,209,265
End of period (including undistributed net investment income of $2,372,302 and undistributed net investment income of $6,000,914, respectively)	$ 722,453,304	$ 836,912,711
Other Information Shares
Sold	12,640,955	12,592,586
Issued in reinvestment of distributions	1,082,533	1,189,087
Redeemed	(15,582,896)	(11,097,905)
Net increase (decrease)	(1,859,408)	2,683,768

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.11	$ 19.88	$ 12.84	$ 37.32	$ 27.36
Income from Investment Operations
Net investment income (loss) B	.21	.21	.20	.22	.22
Net realized and unrealized gain (loss)	(1.51)	5.86	6.90	(20.61)	12.16
Total from investment operations	(1.30)	6.07	7.10	(20.39)	12.38
Distributions from net investment income	(.20)	(.15)	(.07)	(.22)	(.16)
Distributions from net realized gain	(.66)	(.70)	-	(3.88)	(2.27)
Total distributions	(.86)	(.85)	(.07)	(4.10)	(2.43)
Redemption fees added to paid in capital B	.01	.01	.01	.01	.01
Net asset value, end of period	$ 22.96	$ 25.11	$ 19.88	$ 12.84	$ 37.32
Total Return A	(5.44)%	31.65%	55.77%	(61.02)%	48.86%
Ratios to Average Net Assets C, E
Expenses before reductions	1.14%	1.07%	.90%	1.22%	1.19%
Expenses net of fee waivers, if any	1.13%	1.07%	.90%	1.22%	1.19%
Expenses net of all reductions	1.10%	1.03%	.85%	1.17%	1.13%
Net investment income (loss)	.81%	.95%	1.30%	.89%	.71%
Supplemental Data
Net assets, end of period (000 omitted)	$ 722,453	$ 836,913	$ 609,209	$ 392,393	$ 1,266,514
Portfolio turnover rate D	59%	66%	91%	73%	91%

ATotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown. BCalculated based on average shares outstanding during the period. CFees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. DAmount does not include the portfolio activity of any underlying Fidelity Central Funds. EExpense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Pacific Basin Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 126,497,368
Gross unrealized depreciation	(111,425,895)
Net unrealized appreciation (depreciation) on securities and other investments	$ 15,071,473

Tax Cost	$ 746,659,519

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 4,831,929
Capital loss carryforward	$ (13,028,843)
Net unrealized appreciation (depreciation)	$ 15,030,466

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 29,235,594	$ 25,900,638

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $518,678,117 and $571,054,720, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .82% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,204 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 7,585,750.39%		$ 1,664

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,770 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $744,050, including $1,573 from securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of its management fee. For the period, the amount of this reimbursement was $107,324.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $224,513 for the period.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of:

Fidelity Canada Fund,

Fidelity China Region Fund,

Fidelity Emerging Asia Fund,

Fidelity Emerging Markets Fund,

Fidelity Europe Fund,

Fidelity Japan Fund,

Fidelity Japan Smaller Companies Fund,

Fidelity Latin America Fund,

Fidelity Nordic Fund,

Fidelity Pacific Basin Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund, Fidelity Pacific Basin Fund (each a fund of Fidelity Investment Trust) at October 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Investment Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and Shareholders of Fidelity Europe Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Europe Capital Appreciation Fund (the Fund), a fund of Fidelity Investment Trust, including the schedule of investments, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Europe Capital Appreciation Fund as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch, may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Canada Fund	12/05/11	12/02/11	$0.491	$0.289
Fidelity China Region Fund	12/05/11	12/02/11	$0.287	$0.339
Fidelity Emerging Markets Fund	12/05/11	12/02/11	$0.302	$0.000
Fidelity Europe Fund	12/05/11	12/02/11	$0.595	$0.017
Fidelity Europe Capital Appreciation Fund	12/05/11	12/02/11	$0.361	$0.007
Fidelity Japan Fund	12/12/11	12/09/11	$0.159	$0.052
Fidelity Japan Smaller Companies Fund	12/05/11	12/02/11	$0.078	$0.031
Fidelity Latin America Fund	12/05/11	12/02/11	$0.806	$0.000
Fidelity Nordic Fund	12/05/11	12/02/11	$0.609	$0.000
Fidelity Pacific Basin Fund	12/05/11	12/02/11	$0.103	$0.084
Fidelity Emerging Asia Fund	12/05/11	12/02/11	$0.513	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended October 31, 2011, or, if subsequently determined to be different, the net capital gain of such year.

Fidelity China Region Fund	$30,167,882

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 3, 2010	December 10, 2010	December 30, 2010
Fidelity Canada Fund	45%	-	100%
Fidelity China Region Fund	48%	-	-
Fidelity Emerging Markets Fund	93%	-	-
Fidelity Europe Fund	100%	-	-
Fidelity Europe Capital Appreciation Fund	100%	-	100%
Fidelity Japan Fund	-	87%	-
Fidelity Japan Fund: Class F	-	78%	-
Fidelity Japan Smaller Companies Fund	91%	-	-
Fidelity Latin America Fund	39%	-	92%
Fidelity Nordic Fund	82%	-	-
Fidelity Pacific Basin Fund	23%	-	-
Fidelity Emerging Asia Fund	51%	-	-

Annual Report

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

Fund	Pay Date	Income	Taxes
Fidelity Canada Fund	12/06/2010	$0.689	$0.0770
Fidelity Canada Fund	12/31/2010	$0.007	$0.0000
Fidelity China Region Fund	12/06/2010	$0.463	$0.0624
Fidelity Emerging Markets Fund	12/06/2010	$0.303	$0.0586
Fidelity Europe Fund	12/06/2010	$0.797	$0.1325
Fidelity Europe Capital Appreciation Fund	12/06/2010	$0.206	$0.0310
Fidelity Europe Capital Appreciation Fund	12/31/2010	$0.010	$0.0000
Fidelity Japan Fund	12/13/2010	$0.155	$0.0286
Fidelity Japan Fund: Class F	12/13/2010	$0.171	$0.0286
Fidelity Japan Smaller Companies Fund	12/06/2010	$0.061	$0.0098
Fidelity Latin America Fund	12/06/2010	$0.395	$0.0538
Fidelity Latin America Fund	12/31/2010	$0.023	$0.0000
Fidelity Nordic Fund	12/06/2010	$0.331	$0.0458
Fidelity Pacific Basin Fund	12/06/2010	$0.269	$0.0209
Fidelity Emerging Asia Fund	12/06/2010	$0.536	$0.0812

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of Fidelity Emerging Asia Fund (formerly Fidelity Southeast Asia Fund) shareholders was held on November 16, 2010. The results of votes taken among shareholders on the proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To approve a change in the performance adjustment index for the fund.
	# of Votes	% of Votes
Affirmative	762,743,251.15	89.962
Against	54,698,229.87	6.451
Abstain	24,743,409.13	2.919
Uninstructed	5,663,975.59	0.668
TOTAL	847,848,865.74	100.000
PROPOSAL 2
To authorize the Trustees to change the performance adjustment index for the fund in the future without a shareholder vote.
	# of Votes	% of Votes
Affirmative	604,723,907.38	71.324
Against	207,016,787.49	24.417
Abstain	30,444,195.28	3.591
Uninstructed	5,663,975.59	0.668
TOTAL	847,848,865.74	100.000

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Targeted International Equity Funds

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for each fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance (Canada Fund, China Region Fund, Emerging Asia Fund, Japan Smaller Companies Fund, Latin America Fund, Nordic Fund, and Pacific Basin Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for each class, in the case of Canada Fund and China Region Fund, and for the retail class, in the case of Latin America Fund), as well as each fund's relative investment performance (for each class, in the case of Canada Fund and China Region Fund, and for the retail class, in the case of Latin America Fund) measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare either fund's performance.

For each of Canada Fund and China Region Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance for Canada Fund and one-year performance for China Region Fund), respectively.

For each of Emerging Asia Fund, Japan Smaller Companies Fund, Nordic Fund, and Pacific Basin Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark").

For Latin America Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor classes of the fund had less than one year of performance as of December 31, 2010.)

Fidelity Canada Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Fidelity China Region Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Emerging Asia Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the fund's one-year total return compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year, and in light of the fund's changed investment strategy.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Smaller Companies Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Latin America Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Fidelity Nordic Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Fidelity Pacific Basin Fund

The Board noted that the investment performance of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board also considered that each of Canada Fund's, Emerging Asia Fund's, and Pacific Basin Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Investment Performance (Emerging Markets Fund, Europe Fund, Europe Capital Appreciation Fund, and Japan Fund). The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance (for each class, in the case of Emerging Markets Fund, and for the retail class, in the case of Japan Fund), as well as each fund's relative investment performance (for each class, in the case of Emerging Markets Fund, and for the retail class, in the case of Japan Fund) measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board.

For Emerging Markets Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings.

For each of Europe Fund, and Europe Capital Appreciation Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings.

For Japan Fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper, Inc. as having an investment objective similar to that of the fund. (The Advisor classes of the fund had less than one year of performance as of December 31, 2010.)

The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund or class indicated.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Fidelity Europe Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Fidelity Europe Capital Appreciation Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and the second quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund compared favorably to its benchmark for all the periods shown. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that Europe Fund's, Europe Capital Appreciation Fund's, and Japan Fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for each fund's shareholders and helps to more closely align the interests of FMR and each fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." For Japan Fund, the Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to a fund's performance adjustment (if applicable). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 16% would mean that 84% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked and the impact of a fund's performance adjustment (if applicable), is also included in the charts and considered by the Board.

Annual Report

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Emerging Asia Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Furthermore, the Board considered that shareholders of Emerging Asia Fund approved a prospective change in the index used to calculate the fund's performance adjustment, beginning December 1, 2010. The Board also considered that, because the performance adjustment is based on a rolling 36-month measurement period, during a transition period the fund's performance is compared to a blended index return that reflects the performance of the former index for the portion of the measurement period prior to December 1, 2010 and the performance of the current index for the remainder of the measurement period. The Board noted that the fund's performance adjustment for 2010 shown in the chart above reflects the effect of using the blended index return to calculate the fund's performance adjustment.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Annual Report

Fidelity Europe Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Europe Capital Appreciation Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Fidelity Japan Smaller Companies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Annual Report

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Fidelity Nordic Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Pacific Basin Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio (Canada Fund, China Region Fund, Emerging Markets Fund, Japan Fund, and Latin America Fund). In its review of the total expense ratio of each class of each fund, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Canada Fund's and Japan Fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of each fund compared to competitive fund median expenses. Each class of each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class of Canada Fund ranked below its competitive median for 2010 and the total expense ratio of Class T ranked equal to its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratio.

The Board noted that the total expense ratio of each class of China Region Fund, Emerging Markets Fund, Japan Fund, and Latin America Fund ranked below its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Total Expense Ratio (Emerging Asia Fund, Europe Fund, Europe Capital Appreciation Fund, Japan Smaller Companies Fund, Nordic Fund, and Pacific Basin Fund). In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of Emerging Asia Fund's, Europe Fund's, Europe Capital Appreciation Fund's, and Pacific Basin Fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of each fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Research & Analysis Company
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(UK) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity Emerging Markets Fund, Fidelity Japan Fund,
Fidelity Pacific Basin Fund

Brown Brothers Harriman & Co.
Boston, MA

Fidelity China Region Fund, Fidelity Latin America Fund,
Fidelity Nordic Fund

State Street Bank and Trust Company
Quincy, MA

Fidelity Canada Fund, Fidelity Europe Fund

The Northern Trust Company
Chicago, IL

Fidelity Emerging Asia Fund,
Fidelity Europe Capital Appreciation Fund,
Fidelity Japan Smaller Companies Fund

Fidelity's International Equity Funds

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity Global Commodity Stock Fund

Fidelity Global Strategies Fund

Fidelity International Capital Appreciation Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Total International Equity Fund

Fidelity Worldwide Fund

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Fidelity Advisor®

Canada Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2011

Class A, Class T, Class B, and Class C are
classes of Fidelity® Canada Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)A	-7.30%	2.14%	12.48%
Class T (incl. 3.50% sales charge) B	-5.36%	2.37%	12.61%
Class B (incl. contingent deferred sales charge) C	-7.25%	2.27%	12.75%
Class C (incl. contingent deferred sales charge) D	-3.33%	2.66%	12.76%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity Canada Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 2, 2007 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Class A on October 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. The initial offering of Class A took place on May 2, 2007. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Douglas Lober, Portfolio Manager of Fidelity Advisor® Canada Fund: For the 12 months ending October 31, 2011, the fund's Class A, Class T, Class B and Class C shares declined 1.64%, 1.93%, 2.41% and 2.36%, respectively (excluding sales charges), trailing the 1.60% gain of the S&P/TSX Composite Index. It was a challenging year for equities worldwide. Canadian stocks enjoyed a strong surge in the first half of the period, only to see most of those gains erased during the summer, when heightened macroeconomic and sovereign debt concerns fueled a sharp sell-off in the market. Against this backdrop, positioning in energy, financials and industrials detracted meaningfully versus the index, as did an overweighting in the weak materials sector. Conversely, positioning within the hard-hit information technology sector contributed the most, largely due to underweighting and then selling poor-performing Research In Motion, maker of the BlackBerry® personal communications device. Larger-than-index exposure to the strong-performing health care group also helped. On an individual stock basis, three of the four biggest detractors were energy names, with the largest blow coming from an underweighting in pipleline developer TransCanada. The stock gained 20% for the year, as investors were attracted to the company's solid dividend yield amid the market uncertainty. Canadian Natural Resources and Precision Drilling, two crude-oil-oriented energy companies, experienced volatile stock price swings during the period, and my untimely ownership of both created a head wind for the fund. Elsewhere, a poorly timed overweighting in First Quantum Minerals detracted, as copper prices fell. On the upside, overweighting Valeant Pharmaceuticals International helped, as shares of the specialty pharmaceuticals firm benefited from strong earnings and small additive acquisitions during the period. Scant exposure to Encana, a natural gas exploration and production company in the index that performed poorly, also provided a lift. In materials, major gold miner Goldcorp helped, as the price of the yellow metal climbed more than 25% during the period, due in part to a generally weakening U.S. dollar and concern about a potential global financial crisis. Also in this space, shares of Consolidated Thompson Iron Mines got a boost when the firm agreed to be acquired by Cliffs Natural Resources in January, a deal that closed in May.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2011, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.11%
Actual		$ 1,000.00	$ 829.20	$ 5.12
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class T	1.41%
Actual		$ 1,000.00	$ 828.10	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.17
Class B	1.90%
Actual		$ 1,000.00	$ 825.90	$ 8.74
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.86%
Actual		$ 1,000.00	$ 826.20	$ 8.56
HypotheticalA		$ 1,000.00	$ 1,015.83	$ 9.45
Canada	.81%
Actual		$ 1,000.00	$ 830.50	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Institutional Class	.82%
Actual		$ 1,000.00	$ 830.40	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,021.07	$ 4.18

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Canada	95.8%
United States of America	4.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Canada	93.5%
United States of America	6.2%
United Kingdom	0.2%
France	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.8	98.2
Short-Term Investments and Net Other Assets	0.2	1.8
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
The Toronto-Dominion Bank (Commercial Banks)	5.4	4.1
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.9	2.2
Bank of Nova Scotia (Commercial Banks)	3.9	3.3
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3.8	5.0
Goldcorp, Inc. (Metals & Mining)	3.7	5.8
Open Text Corp. (Internet Software & Services)	3.5	0.8
Canadian National Railway Co. (Road & Rail)	3.5	2.5
Bank of Montreal (Commercial Banks)	3.3	1.8
Potash Corp. of Saskatchewan, Inc. (Chemicals)	3.1	3.3
BCE, Inc. (Diversified Telecommunication Services)	2.8	1.5
	36.9
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	23.4	27.3
Materials	23.4	22.9
Financials	22.8	22.8
Telecommunication Services	5.6	2.7
Information Technology	5.5	3.5
Consumer Discretionary	5.5	4.2
Industrials	5.4	7.4
Health Care	4.7	6.5
Consumer Staples	2.6	0.9
Utilities	0.9	0.0

Annual Report

Fidelity Canada Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 5.5%
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	150,000	$ 13,927,500
Tim Hortons, Inc. (Canada)	1,010,300	49,721,942
		63,649,442
Media - 1.4%
Astral Media, Inc. Class A (non-vtg.)	400,000	13,731,253
Cineplex, Inc.	250,000	6,638,411
Corus Entertainment, Inc. Class B (non-vtg.)	600,000	11,490,194
Quebecor, Inc. Class B (sub. vtg.)	750,000	25,956,764
		57,816,622
Multiline Retail - 1.7%
Dollar Tree, Inc. (a)	350,000	27,986,000
Dollarama, Inc.	1,134,975	42,718,826
		70,704,826
Textiles, Apparel & Luxury Goods - 0.9%
Gildan Activewear, Inc.	166,400	4,293,332
lululemon athletica, Inc. (a)	437,600	24,715,648
NIKE, Inc. Class B	100,000	9,635,000
		38,643,980
TOTAL CONSUMER DISCRETIONARY		230,814,870
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 2.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,090,200	32,809,349
Metro, Inc. Class A (sub. vtg.)	785,165	38,468,635
Whole Foods Market, Inc.	320,000	23,078,400
		94,356,384
Food Products - 0.3%
Saputo, Inc.	350,000	14,458,544
TOTAL CONSUMER STAPLES		108,814,928
ENERGY - 23.4%
Energy Equipment & Services - 1.1%
Calfrac Well Services Ltd.	150,000	4,649,646
Precision Drilling Corp. (a)	1,200,000	13,915,835
Trican Well Service Ltd.	600,000	10,611,426
Trinidad Drilling Ltd.	2,303,400	18,023,293
		47,200,200
Oil, Gas & Consumable Fuels - 22.3%
Baytex Energy Corp. (d)	1,800,000	95,141,696
Canadian Natural Resources Ltd.	1,700,000	59,960,877
Canadian Oil Sands Ltd.	1,400,000	32,442,193
Celtic Exploration Ltd. (a)	54,500	1,349,857
Celtic Exploration Ltd. (e)	1,700,000	42,105,633
Cenovus Energy, Inc.	2,700,000	92,469,278

	Shares	Value
Crescent Point Energy Corp. (d)	583,400	$ 24,913,817
Enbridge, Inc.	4,737,800	164,113,191
Encana Corp.	1,000,000	21,688,318
Imperial Oil Ltd.	250,000	10,352,611
Keyera Corp.	1,083,402	49,417,955
Open Range Energy Corp. (a)	61,200	704,796
Painted Pony Petroleum Ltd. (a)(e)	113,000	1,381,823
Petrominerales Ltd.	192,130	5,068,986
Peyto Exploration & Development Corp. (d)	300,000	6,545,619
Suncor Energy, Inc.	5,007,600	159,493,705
Surge Energy, Inc. (a)(e)	632,000	5,566,494
Talisman Energy, Inc.	3,400,000	48,227,918
Tourmaline Oil Corp. (a)	850,000	28,258,013
Tourmaline Oil Corp. (a)(e)	380,000	12,632,994
TransCanada Corp.	800,000	34,003,110
Trilogy Energy Corp.	700,000	23,847,118
Vermilion Energy, Inc. (d)	300,000	14,132,517
		933,818,519
TOTAL ENERGY		981,018,719
FINANCIALS - 22.8%
Capital Markets - 0.4%
Morgan Stanley	500,000	8,820,000
State Street Corp.	200,000	8,078,000
		16,898,000
Commercial Banks - 17.2%
Bank of Montreal (d)	2,300,000	135,875,006
Bank of Nova Scotia	3,100,000	163,357,576
Canadian Imperial Bank of Commerce	1,054,600	79,450,730
Canadian Western Bank, Edmonton	200,000	5,718,012
National Bank of Canada	700,000	49,955,359
Royal Bank of Canada (d)	890,000	43,408,537
The Toronto-Dominion Bank (d)	2,973,800	224,425,922
U.S. Bancorp	700,000	17,913,000
		720,104,142
Insurance - 3.0%
Industrial Alliance Life Insurance Co.	600,000	19,519,486
Intact Financial Corp.	1,560,925	87,092,991
MetLife, Inc.	600,000	21,096,000
		127,708,477
Real Estate Investment Trusts - 0.8%
RioCan (REIT)	1,400,000	35,517,881
Real Estate Management & Development - 1.4%
Brookfield Asset Management, Inc. Class A	1,550,000	44,843,256
Brookfield Properties Corp.	800,000	13,129,357
		57,972,613
TOTAL FINANCIALS		958,201,113
Common Stocks - continued
	Shares	Value
HEALTH CARE - 4.7%
Health Care Technology - 2.7%
SXC Health Solutions Corp. (a)	2,403,234	$ 111,573,125
Pharmaceuticals - 2.0%
Valeant Pharmaceuticals International, Inc. (Canada)	2,184,871	86,268,268
TOTAL HEALTH CARE		197,841,393
INDUSTRIALS - 5.4%
Aerospace & Defense - 0.2%
Bombardier, Inc. Class B (sub. vtg.) (d)	2,100,000	8,679,340
Airlines - 0.1%
Air Canada Class A (a)	2,975,000	4,297,537
Commercial Services & Supplies - 0.7%
Progressive Waste Solution Ltd.	1,384,000	29,155,841
Construction & Engineering - 0.5%
SNC-Lavalin Group, Inc.	400,000	20,099,313
Machinery - 0.3%
Cummins, Inc.	100,000	9,943,000
Road & Rail - 3.5%
Canadian National Railway Co.	1,890,000	148,037,518
Trading Companies & Distributors - 0.1%
Finning International, Inc.	200,000	4,674,725
TOTAL INDUSTRIALS		224,887,274
INFORMATION TECHNOLOGY - 5.5%
Internet Software & Services - 3.5%
Open Text Corp. (a)	2,430,407	148,747,686
IT Services - 2.0%
CGI Group, Inc. Class A (sub. vtg.) (a)	4,090,000	83,699,654
TOTAL INFORMATION TECHNOLOGY		232,447,340
MATERIALS - 23.4%
Chemicals - 4.4%
Agrium, Inc.	500,000	41,219,843
Methanex Corp.	500,000	12,890,605
Potash Corp. of Saskatchewan, Inc.	2,780,000	131,574,861
		185,685,309
Metals & Mining - 19.0%
Agnico-Eagle Mines Ltd. (Canada)	150,000	6,506,495
Alamos Gold, Inc.	100,000	1,850,830
Barrick Gold Corp.	2,250,000	111,072,378
Copper Mountain Mining Corp. (a)	400,000	2,134,724
Detour Gold Corp. (a)	1,680,000	55,615,188
Detour Gold Corp. (a)(e)	300,000	9,931,284
Eldorado Gold Corp.	3,970,000	74,593,068
First Majestic Silver Corp. (a)	422,400	7,173,830

	Shares	Value
First Quantum Minerals Ltd.	2,530,000	$ 53,069,469
Franco-Nevada Corp.	1,600,000	63,383,659
Goldcorp, Inc.	3,200,000	155,690,425
Grande Cache Coal Corp. (a)	2,422,800	23,988,600
IAMGOLD Corp.	700,000	15,048,402
Ivanhoe Mines Ltd. (a)	1,285,000	26,296,835
Kinross Gold Corp.	300,000	4,276,471
Major Drilling Group International, Inc.	800,000	10,697,698
New Gold, Inc. (a)	1,600,000	19,822,441
Osisko Mining Corp. (a)	1,765,700	21,290,780
Silver Wheaton Corp.	1,075,900	37,149,499
Tahoe Resources, Inc. (a)	400,000	7,547,775
Teck Resources Ltd. Class B (sub. vtg.)	1,320,000	52,913,879
Yamana Gold, Inc.	2,300,000	34,332,146
		794,385,876
TOTAL MATERIALS		980,071,185
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 4.9%
BCE, Inc.	3,000,000	118,904,549
TELUS Corp.	1,600,000	86,079,149
		204,983,698
Wireless Telecommunication Services - 0.7%
Rogers Communications, Inc. Class B (non-vtg.)	800,000	29,171,891
TOTAL TELECOMMUNICATION SERVICES		234,155,589
UTILITIES - 0.9%
Electric Utilities - 0.9%
Fortis, Inc.	1,100,000	37,187,139
TOTAL COMMON STOCKS (Cost $3,540,301,994)		4,185,439,550
Money Market Funds - 10.8%

Fidelity Cash Central Fund, 0.12% (b)	157,102,420	157,102,420
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	297,466,236	297,466,236
TOTAL MONEY MARKET FUNDS (Cost $454,568,656)		454,568,656
TOTAL INVESTMENT PORTFOLIO - 110.6% (Cost $3,994,870,650)	4,640,008,206
NET OTHER ASSETS (LIABILITIES) - (10.6)%	(443,582,265)
NET ASSETS - 100%	$ 4,196,425,941
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $71,618,228 or 1.7% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 95,341
Fidelity Securities Lending Cash Central Fund	3,940,584
Total	$ 4,035,925
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SXC Health Solutions Corp.	$ 148,489,830	$ 39,379,069	$ 91,179,472	$ -	$ -
Total	$ 148,489,830	$ 39,379,069	$ 91,179,472	$ -	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $230,403,828 of which $79,486,047 and $150,917,781 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $276,476,232) - See accompanying schedule: Unaffiliated issuers (cost $3,540,301,994)	$ 4,185,439,550
Fidelity Central Funds (cost $454,568,656)	454,568,656
Total Investments (cost $3,994,870,650)		$ 4,640,008,206
Foreign currency held at value (cost $3,344,813)		3,343,781
Receivable for investments sold		76,604,521
Receivable for fund shares sold		4,290,977
Dividends receivable		3,803,995
Distributions receivable from Fidelity Central Funds		219,888
Prepaid expenses		19,502
Other receivables		8,010
Total assets		4,728,298,880

Liabilities
Payable for investments purchased	$ 222,658,895
Payable for fund shares redeemed	8,853,519
Accrued management fee	1,756,982
Distribution and service plan fees payable	137,316
Other affiliated payables	933,977
Other payables and accrued expenses	66,014
Collateral on securities loaned, at value	297,466,236
Total liabilities		531,872,939

Net Assets		$ 4,196,425,941
Net Assets consist of:
Paid in capital		$ 3,780,567,444
Undistributed net investment income		25,762,870
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(255,068,905)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		645,164,532
Net Assets		$ 4,196,425,941

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($215,368,915 ÷ 4,125,938 shares)	$ 52.20

Maximum offering price per share (100/94.25 of $52.20)	$ 55.38
Class T: Net Asset Value and redemption price per share ($34,323,432 ÷ 659,962 shares)	$ 52.01

Maximum offering price per share (100/96.50 of $52.01)	$ 53.90
Class B: Net Asset Value and offering price per share ($11,865,923 ÷ 230,978 shares)A	$ 51.37

Class C: Net Asset Value and offering price per share ($87,990,432 ÷ 1,719,005 shares)A	$ 51.19

Canada: Net Asset Value, offering price and redemption price per share ($3,778,765,485 ÷ 71,854,822 shares)	$ 52.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($68,111,754 ÷ 1,298,734 shares)	$ 52.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 93,229,781
Interest		2,244
Income from Fidelity Central Funds		4,035,925
Income before foreign taxes withheld		97,267,950
Less foreign taxes withheld		(14,111,670)
Total income		83,156,280

Expenses
Management fee Basic fee	$ 34,360,665
Performance adjustment	(6,900,443)
Transfer agent fees	10,426,659
Distribution and service plan fees	1,760,960
Accounting and security lending fees	1,578,714
Custodian fees and expenses	175,916
Independent trustees' compensation	26,697
Registration fees	206,023
Audit	76,184
Legal	18,843
Interest	1,812
Miscellaneous	46,952
Total expenses before reductions	41,778,982
Expense reductions	(167,832)	41,611,150

Net investment income (loss)		41,545,130
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,110,984
Other affiliated issuers	7,343,328
Foreign currency transactions	(1,156,953)
Total net realized gain (loss)		43,297,359
Change in net unrealized appreciation (depreciation) on: Investment securities	(192,052,898)
Assets and liabilities in foreign currencies	(69,228)
Total change in net unrealized appreciation (depreciation)		(192,122,126)
Net gain (loss)		(148,824,767)
Net increase (decrease) in net assets resulting from operations		$ (107,279,637)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,545,130	$ 34,662,867
Net realized gain (loss)	43,297,359	83,766,517
Change in net unrealized appreciation (depreciation)	(192,122,126)	641,046,346
Net increase (decrease) in net assets resulting from operations	(107,279,637)	759,475,730
Distributions to shareholders from net investment income	(35,317,815)	(34,208,293)
Distributions to shareholders from net realized gain	(35,060,747)	-
Total distributions	(70,378,562)	(34,208,293)
Share transactions - net increase (decrease)	103,024,419	243,266,632
Redemption fees	1,146,266	759,127
Total increase (decrease) in net assets	(73,487,514)	969,293,196

Net Assets
Beginning of period	4,269,913,455	3,300,620,259
End of period (including undistributed net investment income of $25,762,870 and undistributed net investment income of $26,745,120, respectively)	$ 4,196,425,941	$ 4,269,913,455

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 53.81	$ 44.24	$ 38.20	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.34	.31	.38	.39	.19
Net realized and unrealized gain (loss)	(1.17)	9.64	5.72	(28.71)	15.96
Total from investment operations	(.83)	9.95	6.10	(28.32)	16.15
Distributions from net investment income	(.35)	(.39)	(.07)	(.41)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.79)	(.39)	(.07)	(3.68)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 52.20	$ 53.81	$ 44.24	$ 38.20	$ 70.16
Total Return B, C, D	(1.64)%	22.62%	16.08%	(42.23)%	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.12%	1.24%	1.42%	1.34%	1.23% A
Expenses net of fee waivers, if any	1.12%	1.24%	1.42%	1.34%	1.23% A
Expenses net of all reductions	1.12%	1.18%	1.39%	1.31%	1.22% A
Net investment income (loss)	.59%	.63%	.98%	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 215,369	$ 170,446	$ 83,015	$ 56,242	$ 20,912
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 53.64	$ 44.11	$ 38.10	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.17	.18	.27	.23	.09
Net realized and unrealized gain (loss)	(1.16)	9.60	5.73	(28.66)	15.99
Total from investment operations	(.99)	9.78	6.00	(28.43)	16.08
Distributions from net investment income	(.21)	(.26)	-	(.33)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.65)	(.26)	-	(3.60)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 52.01	$ 53.64	$ 44.11	$ 38.10	$ 70.09
Total Return B, C, D	(1.93)%	22.27%	15.77%	(42.40)%	29.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.42%	1.51%	1.70%	1.63%	1.48% A
Expenses net of fee waivers, if any	1.42%	1.51%	1.70%	1.63%	1.48% A
Expenses net of all reductions	1.42%	1.46%	1.67%	1.60%	1.47% A
Net investment income (loss)	.30%	.36%	.71%	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,323	$ 31,522	$ 17,727	$ 14,963	$ 14,522
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 53.03	$ 43.68	$ 37.91	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.07)	.08	(.06)	(.06)
Net realized and unrealized gain (loss)	(1.14)	9.50	5.68	(28.54)	15.93
Total from investment operations	(1.25)	9.43	5.76	(28.60)	15.87
Distributions from net investment income	(.01)	(.09)	-	(.14)	-
Distributions from net realized gain	(.41)	-	-	(3.27)	-
Total distributions	(.42)	(.09)	-	(3.41)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 51.37	$ 53.03	$ 43.68	$ 37.91	$ 69.88
Total Return B, C, D	(2.41)%	21.64%	15.22%	(42.68)%	29.41%
Ratios to Average Net Assets F, I
Expenses before reductions	1.91%	2.01%	2.19%	2.13%	2.00% A
Expenses net of fee waivers, if any	1.91%	2.01%	2.19%	2.13%	2.00% A
Expenses net of all reductions	1.91%	1.96%	2.16%	2.10%	1.99% A
Net investment income (loss)	(.20)%	(.14)%	.21%	(.10)%	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,866	$ 13,464	$ 7,283	$ 5,615	$ 4,078
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.87	$ 43.60	$ 37.84	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.06)	.09	(.05)	(.04)
Net realized and unrealized gain (loss)	(1.14)	9.48	5.66	(28.52)	15.94
Total from investment operations	(1.22)	9.42	5.75	(28.57)	15.90
Distributions from net investment income	(.03)	(.16)	-	(.27)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.47)	(.16)	-	(3.54)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 51.19	$ 52.87	$ 43.60	$ 37.84	$ 69.91
Total Return B, C, D	(2.36)%	21.68%	15.22%	(42.69)%	29.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86%	1.99%	2.18%	2.13%	1.99% A
Expenses net of fee waivers, if any	1.86%	1.99%	2.18%	2.13%	1.99% A
Expenses net of all reductions	1.86%	1.94%	2.15%	2.10%	1.97% A
Net investment income (loss)	(.15)%	(.12)%	.22%	(.10)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,990	$ 54,052	$ 24,848	$ 16,716	$ 8,752
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 54.14	$ 44.46	$ 38.37	$ 70.25	$ 49.48
Income from Investment Operations
Net investment income (loss) B	.52	.46	.48	.58	.52
Net realized and unrealized gain (loss)	(1.18)	9.68	5.74	(28.83)	21.62
Total from investment operations	(.66)	10.14	6.22	(28.25)	22.14
Distributions from net investment income	(.46)	(.47)	(.14)	(.40)	(.36)
Distributions from net realized gain	(.44)	-	-	(3.27)	(1.03)
Total distributions	(.90)	(.47)	(.14)	(3.67)	(1.39)
Redemption fees added to paid in capital B	.01	.01	.01	.04	.02
Net asset value, end of period	$ 52.59	$ 54.14	$ 44.46	$ 38.37	$ 70.25
Total Return A	(1.33)%	22.97%	16.40%	(42.06)%	46.03%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.94%	1.17%	1.03%	.96%
Expenses net of fee waivers, if any	.82%	.94%	1.17%	1.03%	.96%
Expenses net of all reductions	.82%	.89%	1.13%	1.00%	.94%
Net investment income (loss)	.90%	.93%	1.24%	1.00%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,778,765	$ 3,953,693	$ 3,149,791	$ 2,776,298	$ 4,890,617
Portfolio turnover rate D	104%	143%	123%	63%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 54.02	$ 44.39	$ 38.31	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.51	.46	.49	.52	.25
Net realized and unrealized gain (loss)	(1.18)	9.65	5.72	(28.78)	15.99
Total from investment operations	(.67)	10.11	6.21	(28.26)	16.24
Distributions from net investment income	(.48)	(.49)	(.14)	(.45)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.92)	(.49)	(.14)	(3.72)	-
Redemption fees added to paid in capital D	.01	.01	.01	.04	.01
Net asset value, end of period	$ 52.44	$ 54.02	$ 44.39	$ 38.31	$ 70.25
Total Return B, C	(1.35)%	22.94%	16.40%	(42.11)%	30.09%
Ratios to Average Net Assets E, H
Expenses before reductions	.82%	.95%	1.17%	1.11%	1.01% A
Expenses net of fee waivers, if any	.82%	.95%	1.17%	1.11%	1.01% A
Expenses net of all reductions	.82%	.90%	1.14%	1.08%	.99% A
Net investment income (loss)	.89%	.92%	1.23%	.92%	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,112	$ 46,737	$ 17,956	$ 8,870	$ 4,064
Portfolio turnover rate F	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 717,722,960
Gross unrealized depreciation	(119,654,228)
Net unrealized appreciation (depreciation) on securities and other investments	$ 598,068,732

Tax Cost	$ 4,041,939,474

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 48,166,855
Capital loss carryforward	$ (230,403,828)
Net unrealized appreciation (depreciation)	$ 598,095,680

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 70,378,562	$ 34,208,293

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,106,179,444 and $5,000,568,630, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 566,795	$ 32,945
Class T	.25%	.25%	185,890	210
Class B	.75%	.25%	139,258	104,508
Class C	.75%	.25%	869,017	422,773
			$ 1,760,960	$ 560,436

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 260,709
Class T	25,148
Class B	38,839
Class C	30,296
$ 354,992

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 593,736.26
Class T	114,586.31
Class B	42,095.30
Class C	221,883.26
Canada	9,286,013.21
Institutional Class	168,346.21
	$ 10,426,659

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,658 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,827,176.35%		$ 1,812

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,864 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,940,584. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $167,832 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 1,141,830	$ 756,039
Class T	123,341	106,904
Class B	2,503	15,600
Class C	36,231	97,752
Canada	33,570,065	33,027,962
Institutional Class	443,845	204,036
Total	$ 35,317,815	$ 34,208,293
From net realized gain
Class A	$ 1,445,324	$ -
Class T	261,152	-
Class B	101,491	-
Class C	470,108	-
Canada	32,375,322	-
Institutional Class	407,350	-
Total	$ 35,060,747	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	2,386,291	2,050,255	$ 138,991,055	$ 102,518,373
Reinvestment of distributions	39,424	14,622	2,233,433	696,013
Shares redeemed	(1,467,607)	(773,357)	(82,665,471)	(38,292,678)
Net increase (decrease)	958,108	1,291,520	$ 58,559,017	$ 64,921,708
Class T
Shares sold	254,873	296,633	$ 14,715,904	$ 14,818,898
Reinvestment of distributions	6,640	2,182	375,773	103,790
Shares redeemed	(189,243)	(113,003)	(10,669,184)	(5,600,141)
Net increase (decrease)	72,270	185,812	$ 4,422,493	$ 9,322,547
Class B
Shares sold	29,930	134,473	$ 1,729,701	$ 6,579,801
Reinvestment of distributions	1,508	263	84,713	12,424
Shares redeemed	(54,348)	(47,606)	(3,060,843)	(2,342,627)
Net increase (decrease)	(22,910)	87,130	$ (1,246,429)	$ 4,249,598
Class C
Shares sold	1,081,104	647,123	$ 62,770,855	$ 31,812,568
Reinvestment of distributions	7,014	1,580	392,322	74,410
Shares redeemed	(391,485)	(196,235)	(21,249,300)	(9,599,233)
Net increase (decrease)	696,633	452,468	$ 41,913,877	$ 22,287,745
Canada
Shares sold	20,804,881	20,151,337	$ 1,223,871,558	$ 1,010,632,290
Reinvestment of distributions	1,069,329	659,119	60,856,944	31,486,105
Shares redeemed	(23,043,159)	(18,629,713)	(1,313,818,426)	(923,131,901)
Net increase (decrease)	(1,168,949)	2,180,743	$ (29,089,924)	$ 118,986,494
Institutional Class
Shares sold	1,331,261	717,543	$ 79,262,853	$ 36,118,321
Reinvestment of distributions	10,934	2,830	620,606	134,893
Shares redeemed	(908,649)	(259,715)	(51,418,074)	(12,754,674)
Net increase (decrease)	433,546	460,658	$ 28,465,385	$ 23,498,540

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/11	12/02/11	$0.329	$0.289
Class T	12/05/11	12/02/11	$0.157	$0.289
Class B	12/05/11	12/02/11	$-	$0.141
Class C	12/05/11	12/02/11	$-	$0.234

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 03, 2010	December 30, 2010
Class A	51%	100%
Class T	60%	100%
Class B	89%	100%
Class C	80%	100%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/2010	0.611	0.077
	12/31/2010	0.007	0.000
Class T	12/06/2010	0.511	0.077
	12/31/2010	0.007	0.000
Class B	12/06/2010	0.346	0.077
	12/31/2010	0.007	0.000
Class C	12/06/2010	0.386	0.077
	12/31/2010	0.007	0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively.

Fidelity Canada Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class of the fund ranked below its competitive median for 2010 and the total expense ratio of Class T ranked equal to its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, Massachusetts

ACAN-UANN-1211
1.843164.104

Fidelity Advisor®

Canada Fund -

Institutional Class

Annual Report

October 31, 2011

Institutional Class is a class of
Fidelity® Canada Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional ClassA	-1.35%	3.60%	13.28%

A The initial offering of Institutional Class shares took place on May 2, 2007. Returns prior to May 2, 2007 are those of Fidelity® Canada Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Canada Fund - Institutional Class on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P®/TSX Composite Index performed over the same period. The inital offering of Institutional Class took place on May 2, 2007. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: International equities were rocked by a number of headline events during the year ending October 31, 2011. Stocks posted a solid advance for the first half of the period, despite concern about the sovereign debt crisis in Europe, a devastating earthquake and tsunami in Japan, and political upheaval in the Middle East and North Africa. Sentiment turned decidedly negative in the second half, however, as fresh worries about Europe, inflation in China and a dimmed outlook for global growth caused foreign markets to suffer declines that intensified in August and September. October brought with it yet another dramatic swing, as eurozone policymakers appeared near a resolution to the debt debacle and buyers stormed back onto the scene in search of bargains. Still, those gains - along with favorable currency fluctuations overall - weren't enough to offset prior losses, and the MSCI® ACWI® (All Country World Index) ex USA Index finished the period down 4.56%. Within the MSCI index, Europe and emerging markets suffered the biggest declines, with many countries in these areas sustaining steep losses. By contrast, Japan showed resilience in the wake of its natural disasters, falling only 2%. Australia (+4%), Switzerland (+3%), the U.K. (+2%) and Canada, which produced a nominal return, were among the few major benchmark components to break into positive territory.

Comments from Douglas Lober, Portfolio Manager of Fidelity Advisor® Canada Fund: For the 12 months ending October 31, 2011, the fund's Institutional Class shares declined 1.35%, trailing the 1.60% gain of the S&P/TSX Composite Index. It was a challenging year for equities worldwide. Canadian stocks enjoyed a strong surge in the first half of the period, only to see most of those gains erased during the summer, when heightened macroeconomic and sovereign debt concerns fueled a sharp sell-off in the market. Against this backdrop, positioning in energy, financials and industrials detracted meaningfully versus the index, as did an overweighting in the weak materials sector. Conversely, positioning within the hard-hit information technology sector contributed the most, largely due to underweighting and then selling poor-performing Research In Motion, maker of the BlackBerry® personal communications device. Larger-than-index exposure to the strong-performing health care group also helped. On an individual stock basis, three of the four biggest detractors were energy names, with the largest blow coming from an underweighting in pipleline developer TransCanada. The stock gained 20% for the year, as investors were attracted to the company's solid dividend yield amid the market uncertainty. Canadian Natural Resources and Precision Drilling, two crude-oil-oriented energy companies, experienced volatile stock price swings during the period, and my untimely ownership of both created a head wind for the fund. Elsewhere, a poorly timed overweighting in First Quantum Minerals detracted, as copper prices fell. On the upside, overweighting Valeant Pharmaceuticals International helped, as shares of the specialty pharmaceuticals firm benefited from strong earnings and small additive acquisitions during the period. Scant exposure to Encana, a natural gas exploration and production company in the index that performed poorly, also provided a lift. In materials, major gold miner Goldcorp helped, as the price of the yellow metal climbed more than 25% during the period, due in part to a generally weakening U.S. dollar and concern about a potential global financial crisis. Also in this space, shares of Consolidated Thompson Iron Mines got a boost when the firm agreed to be acquired by Cliffs Natural Resources in January, a deal that closed in May.

Note to shareholders: Fidelity Advisor Canada Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Canadian market. As of October 31, 2011, the fund did not have more than 25% of its assets invested in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Canada Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.11%
Actual		$ 1,000.00	$ 829.20	$ 5.12
HypotheticalA		$ 1,000.00	$ 1,019.61	$ 5.65
Class T	1.41%
Actual		$ 1,000.00	$ 828.10	$ 6.50
HypotheticalA		$ 1,000.00	$ 1,018.10	$ 7.17
Class B	1.90%
Actual		$ 1,000.00	$ 825.90	$ 8.74
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Class C	1.86%
Actual		$ 1,000.00	$ 826.20	$ 8.56
HypotheticalA		$ 1,000.00	$ 1,015.83	$ 9.45
Canada	.81%
Actual		$ 1,000.00	$ 830.50	$ 3.74
HypotheticalA		$ 1,000.00	$ 1,021.12	$ 4.13
Institutional Class	.82%
Actual		$ 1,000.00	$ 830.40	$ 3.78
HypotheticalA		$ 1,000.00	$ 1,021.07	$ 4.18

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Canada Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Canada	95.8%
United States of America	4.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Canada	93.5%
United States of America	6.2%
United Kingdom	0.2%
France	0.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	99.8	98.2
Short-Term Investments and Net Other Assets	0.2	1.8
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
The Toronto-Dominion Bank (Commercial Banks)	5.4	4.1
Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3.9	2.2
Bank of Nova Scotia (Commercial Banks)	3.9	3.3
Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	3.8	5.0
Goldcorp, Inc. (Metals & Mining)	3.7	5.8
Open Text Corp. (Internet Software & Services)	3.5	0.8
Canadian National Railway Co. (Road & Rail)	3.5	2.5
Bank of Montreal (Commercial Banks)	3.3	1.8
Potash Corp. of Saskatchewan, Inc. (Chemicals)	3.1	3.3
BCE, Inc. (Diversified Telecommunication Services)	2.8	1.5
	36.9
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Energy	23.4	27.3
Materials	23.4	22.9
Financials	22.8	22.8
Telecommunication Services	5.6	2.7
Information Technology	5.5	3.5
Consumer Discretionary	5.5	4.2
Industrials	5.4	7.4
Health Care	4.7	6.5
Consumer Staples	2.6	0.9
Utilities	0.9	0.0

Annual Report

Fidelity Canada Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 99.8%
	Shares	Value
CONSUMER DISCRETIONARY - 5.5%
Hotels, Restaurants & Leisure - 1.5%
McDonald's Corp.	150,000	$ 13,927,500
Tim Hortons, Inc. (Canada)	1,010,300	49,721,942
		63,649,442
Media - 1.4%
Astral Media, Inc. Class A (non-vtg.)	400,000	13,731,253
Cineplex, Inc.	250,000	6,638,411
Corus Entertainment, Inc. Class B (non-vtg.)	600,000	11,490,194
Quebecor, Inc. Class B (sub. vtg.)	750,000	25,956,764
		57,816,622
Multiline Retail - 1.7%
Dollar Tree, Inc. (a)	350,000	27,986,000
Dollarama, Inc.	1,134,975	42,718,826
		70,704,826
Textiles, Apparel & Luxury Goods - 0.9%
Gildan Activewear, Inc.	166,400	4,293,332
lululemon athletica, Inc. (a)	437,600	24,715,648
NIKE, Inc. Class B	100,000	9,635,000
		38,643,980
TOTAL CONSUMER DISCRETIONARY		230,814,870
CONSUMER STAPLES - 2.6%
Food & Staples Retailing - 2.3%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	1,090,200	32,809,349
Metro, Inc. Class A (sub. vtg.)	785,165	38,468,635
Whole Foods Market, Inc.	320,000	23,078,400
		94,356,384
Food Products - 0.3%
Saputo, Inc.	350,000	14,458,544
TOTAL CONSUMER STAPLES		108,814,928
ENERGY - 23.4%
Energy Equipment & Services - 1.1%
Calfrac Well Services Ltd.	150,000	4,649,646
Precision Drilling Corp. (a)	1,200,000	13,915,835
Trican Well Service Ltd.	600,000	10,611,426
Trinidad Drilling Ltd.	2,303,400	18,023,293
		47,200,200
Oil, Gas & Consumable Fuels - 22.3%
Baytex Energy Corp. (d)	1,800,000	95,141,696
Canadian Natural Resources Ltd.	1,700,000	59,960,877
Canadian Oil Sands Ltd.	1,400,000	32,442,193
Celtic Exploration Ltd. (a)	54,500	1,349,857
Celtic Exploration Ltd. (e)	1,700,000	42,105,633
Cenovus Energy, Inc.	2,700,000	92,469,278

	Shares	Value
Crescent Point Energy Corp. (d)	583,400	$ 24,913,817
Enbridge, Inc.	4,737,800	164,113,191
Encana Corp.	1,000,000	21,688,318
Imperial Oil Ltd.	250,000	10,352,611
Keyera Corp.	1,083,402	49,417,955
Open Range Energy Corp. (a)	61,200	704,796
Painted Pony Petroleum Ltd. (a)(e)	113,000	1,381,823
Petrominerales Ltd.	192,130	5,068,986
Peyto Exploration & Development Corp. (d)	300,000	6,545,619
Suncor Energy, Inc.	5,007,600	159,493,705
Surge Energy, Inc. (a)(e)	632,000	5,566,494
Talisman Energy, Inc.	3,400,000	48,227,918
Tourmaline Oil Corp. (a)	850,000	28,258,013
Tourmaline Oil Corp. (a)(e)	380,000	12,632,994
TransCanada Corp.	800,000	34,003,110
Trilogy Energy Corp.	700,000	23,847,118
Vermilion Energy, Inc. (d)	300,000	14,132,517
		933,818,519
TOTAL ENERGY		981,018,719
FINANCIALS - 22.8%
Capital Markets - 0.4%
Morgan Stanley	500,000	8,820,000
State Street Corp.	200,000	8,078,000
		16,898,000
Commercial Banks - 17.2%
Bank of Montreal (d)	2,300,000	135,875,006
Bank of Nova Scotia	3,100,000	163,357,576
Canadian Imperial Bank of Commerce	1,054,600	79,450,730
Canadian Western Bank, Edmonton	200,000	5,718,012
National Bank of Canada	700,000	49,955,359
Royal Bank of Canada (d)	890,000	43,408,537
The Toronto-Dominion Bank (d)	2,973,800	224,425,922
U.S. Bancorp	700,000	17,913,000
		720,104,142
Insurance - 3.0%
Industrial Alliance Life Insurance Co.	600,000	19,519,486
Intact Financial Corp.	1,560,925	87,092,991
MetLife, Inc.	600,000	21,096,000
		127,708,477
Real Estate Investment Trusts - 0.8%
RioCan (REIT)	1,400,000	35,517,881
Real Estate Management & Development - 1.4%
Brookfield Asset Management, Inc. Class A	1,550,000	44,843,256
Brookfield Properties Corp.	800,000	13,129,357
		57,972,613
TOTAL FINANCIALS		958,201,113
Common Stocks - continued
	Shares	Value
HEALTH CARE - 4.7%
Health Care Technology - 2.7%
SXC Health Solutions Corp. (a)	2,403,234	$ 111,573,125
Pharmaceuticals - 2.0%
Valeant Pharmaceuticals International, Inc. (Canada)	2,184,871	86,268,268
TOTAL HEALTH CARE		197,841,393
INDUSTRIALS - 5.4%
Aerospace & Defense - 0.2%
Bombardier, Inc. Class B (sub. vtg.) (d)	2,100,000	8,679,340
Airlines - 0.1%
Air Canada Class A (a)	2,975,000	4,297,537
Commercial Services & Supplies - 0.7%
Progressive Waste Solution Ltd.	1,384,000	29,155,841
Construction & Engineering - 0.5%
SNC-Lavalin Group, Inc.	400,000	20,099,313
Machinery - 0.3%
Cummins, Inc.	100,000	9,943,000
Road & Rail - 3.5%
Canadian National Railway Co.	1,890,000	148,037,518
Trading Companies & Distributors - 0.1%
Finning International, Inc.	200,000	4,674,725
TOTAL INDUSTRIALS		224,887,274
INFORMATION TECHNOLOGY - 5.5%
Internet Software & Services - 3.5%
Open Text Corp. (a)	2,430,407	148,747,686
IT Services - 2.0%
CGI Group, Inc. Class A (sub. vtg.) (a)	4,090,000	83,699,654
TOTAL INFORMATION TECHNOLOGY		232,447,340
MATERIALS - 23.4%
Chemicals - 4.4%
Agrium, Inc.	500,000	41,219,843
Methanex Corp.	500,000	12,890,605
Potash Corp. of Saskatchewan, Inc.	2,780,000	131,574,861
		185,685,309
Metals & Mining - 19.0%
Agnico-Eagle Mines Ltd. (Canada)	150,000	6,506,495
Alamos Gold, Inc.	100,000	1,850,830
Barrick Gold Corp.	2,250,000	111,072,378
Copper Mountain Mining Corp. (a)	400,000	2,134,724
Detour Gold Corp. (a)	1,680,000	55,615,188
Detour Gold Corp. (a)(e)	300,000	9,931,284
Eldorado Gold Corp.	3,970,000	74,593,068
First Majestic Silver Corp. (a)	422,400	7,173,830

	Shares	Value
First Quantum Minerals Ltd.	2,530,000	$ 53,069,469
Franco-Nevada Corp.	1,600,000	63,383,659
Goldcorp, Inc.	3,200,000	155,690,425
Grande Cache Coal Corp. (a)	2,422,800	23,988,600
IAMGOLD Corp.	700,000	15,048,402
Ivanhoe Mines Ltd. (a)	1,285,000	26,296,835
Kinross Gold Corp.	300,000	4,276,471
Major Drilling Group International, Inc.	800,000	10,697,698
New Gold, Inc. (a)	1,600,000	19,822,441
Osisko Mining Corp. (a)	1,765,700	21,290,780
Silver Wheaton Corp.	1,075,900	37,149,499
Tahoe Resources, Inc. (a)	400,000	7,547,775
Teck Resources Ltd. Class B (sub. vtg.)	1,320,000	52,913,879
Yamana Gold, Inc.	2,300,000	34,332,146
		794,385,876
TOTAL MATERIALS		980,071,185
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 4.9%
BCE, Inc.	3,000,000	118,904,549
TELUS Corp.	1,600,000	86,079,149
		204,983,698
Wireless Telecommunication Services - 0.7%
Rogers Communications, Inc. Class B (non-vtg.)	800,000	29,171,891
TOTAL TELECOMMUNICATION SERVICES		234,155,589
UTILITIES - 0.9%
Electric Utilities - 0.9%
Fortis, Inc.	1,100,000	37,187,139
TOTAL COMMON STOCKS (Cost $3,540,301,994)		4,185,439,550
Money Market Funds - 10.8%

Fidelity Cash Central Fund, 0.12% (b)	157,102,420	157,102,420
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	297,466,236	297,466,236
TOTAL MONEY MARKET FUNDS (Cost $454,568,656)		454,568,656
TOTAL INVESTMENT PORTFOLIO - 110.6% (Cost $3,994,870,650)	4,640,008,206
NET OTHER ASSETS (LIABILITIES) - (10.6)%	(443,582,265)
NET ASSETS - 100%	$ 4,196,425,941
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $71,618,228 or 1.7% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 95,341
Fidelity Securities Lending Cash Central Fund	3,940,584
Total	$ 4,035,925
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SXC Health Solutions Corp.	$ 148,489,830	$ 39,379,069	$ 91,179,472	$ -	$ -
Total	$ 148,489,830	$ 39,379,069	$ 91,179,472	$ -	$ -
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $230,403,828 of which $79,486,047 and $150,917,781 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $276,476,232) - See accompanying schedule: Unaffiliated issuers (cost $3,540,301,994)	$ 4,185,439,550
Fidelity Central Funds (cost $454,568,656)	454,568,656
Total Investments (cost $3,994,870,650)		$ 4,640,008,206
Foreign currency held at value (cost $3,344,813)		3,343,781
Receivable for investments sold		76,604,521
Receivable for fund shares sold		4,290,977
Dividends receivable		3,803,995
Distributions receivable from Fidelity Central Funds		219,888
Prepaid expenses		19,502
Other receivables		8,010
Total assets		4,728,298,880

Liabilities
Payable for investments purchased	$ 222,658,895
Payable for fund shares redeemed	8,853,519
Accrued management fee	1,756,982
Distribution and service plan fees payable	137,316
Other affiliated payables	933,977
Other payables and accrued expenses	66,014
Collateral on securities loaned, at value	297,466,236
Total liabilities		531,872,939

Net Assets		$ 4,196,425,941
Net Assets consist of:
Paid in capital		$ 3,780,567,444
Undistributed net investment income		25,762,870
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(255,068,905)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		645,164,532
Net Assets		$ 4,196,425,941

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($215,368,915 ÷ 4,125,938 shares)	$ 52.20

Maximum offering price per share (100/94.25 of $52.20)	$ 55.38
Class T: Net Asset Value and redemption price per share ($34,323,432 ÷ 659,962 shares)	$ 52.01

Maximum offering price per share (100/96.50 of $52.01)	$ 53.90
Class B: Net Asset Value and offering price per share ($11,865,923 ÷ 230,978 shares)A	$ 51.37

Class C: Net Asset Value and offering price per share ($87,990,432 ÷ 1,719,005 shares)A	$ 51.19

Canada: Net Asset Value, offering price and redemption price per share ($3,778,765,485 ÷ 71,854,822 shares)	$ 52.59

Institutional Class: Net Asset Value, offering price and redemption price per share ($68,111,754 ÷ 1,298,734 shares)	$ 52.44

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Canada Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011
Investment Income
Dividends		$ 93,229,781
Interest		2,244
Income from Fidelity Central Funds		4,035,925
Income before foreign taxes withheld		97,267,950
Less foreign taxes withheld		(14,111,670)
Total income		83,156,280

Expenses
Management fee Basic fee	$ 34,360,665
Performance adjustment	(6,900,443)
Transfer agent fees	10,426,659
Distribution and service plan fees	1,760,960
Accounting and security lending fees	1,578,714
Custodian fees and expenses	175,916
Independent trustees' compensation	26,697
Registration fees	206,023
Audit	76,184
Legal	18,843
Interest	1,812
Miscellaneous	46,952
Total expenses before reductions	41,778,982
Expense reductions	(167,832)	41,611,150

Net investment income (loss)		41,545,130
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	37,110,984
Other affiliated issuers	7,343,328
Foreign currency transactions	(1,156,953)
Total net realized gain (loss)		43,297,359
Change in net unrealized appreciation (depreciation) on: Investment securities	(192,052,898)
Assets and liabilities in foreign currencies	(69,228)
Total change in net unrealized appreciation (depreciation)		(192,122,126)
Net gain (loss)		(148,824,767)
Net increase (decrease) in net assets resulting from operations		$ (107,279,637)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 41,545,130	$ 34,662,867
Net realized gain (loss)	43,297,359	83,766,517
Change in net unrealized appreciation (depreciation)	(192,122,126)	641,046,346
Net increase (decrease) in net assets resulting from operations	(107,279,637)	759,475,730
Distributions to shareholders from net investment income	(35,317,815)	(34,208,293)
Distributions to shareholders from net realized gain	(35,060,747)	-
Total distributions	(70,378,562)	(34,208,293)
Share transactions - net increase (decrease)	103,024,419	243,266,632
Redemption fees	1,146,266	759,127
Total increase (decrease) in net assets	(73,487,514)	969,293,196

Net Assets
Beginning of period	4,269,913,455	3,300,620,259
End of period (including undistributed net investment income of $25,762,870 and undistributed net investment income of $26,745,120, respectively)	$ 4,196,425,941	$ 4,269,913,455

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 53.81	$ 44.24	$ 38.20	$ 70.16	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.34	.31	.38	.39	.19
Net realized and unrealized gain (loss)	(1.17)	9.64	5.72	(28.71)	15.96
Total from investment operations	(.83)	9.95	6.10	(28.32)	16.15
Distributions from net investment income	(.35)	(.39)	(.07)	(.41)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.79)	(.39)	(.07)	(3.68)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 52.20	$ 53.81	$ 44.24	$ 38.20	$ 70.16
Total Return B, C, D	(1.64)%	22.62%	16.08%	(42.23)%	29.93%
Ratios to Average Net Assets F, I
Expenses before reductions	1.12%	1.24%	1.42%	1.34%	1.23% A
Expenses net of fee waivers, if any	1.12%	1.24%	1.42%	1.34%	1.23% A
Expenses net of all reductions	1.12%	1.18%	1.39%	1.31%	1.22% A
Net investment income (loss)	.59%	.63%	.98%	.69%	.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 215,369	$ 170,446	$ 83,015	$ 56,242	$ 20,912
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 53.64	$ 44.11	$ 38.10	$ 70.09	$ 54.00
Income from Investment Operations
Net investment income (loss) E	.17	.18	.27	.23	.09
Net realized and unrealized gain (loss)	(1.16)	9.60	5.73	(28.66)	15.99
Total from investment operations	(.99)	9.78	6.00	(28.43)	16.08
Distributions from net investment income	(.21)	(.26)	-	(.33)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.65)	(.26)	-	(3.60)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 52.01	$ 53.64	$ 44.11	$ 38.10	$ 70.09
Total Return B, C, D	(1.93)%	22.27%	15.77%	(42.40)%	29.80%
Ratios to Average Net Assets F, I
Expenses before reductions	1.42%	1.51%	1.70%	1.63%	1.48% A
Expenses net of fee waivers, if any	1.42%	1.51%	1.70%	1.63%	1.48% A
Expenses net of all reductions	1.42%	1.46%	1.67%	1.60%	1.47% A
Net investment income (loss)	.30%	.36%	.71%	.40%	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 34,323	$ 31,522	$ 17,727	$ 14,963	$ 14,522
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 53.03	$ 43.68	$ 37.91	$ 69.88	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.11)	(.07)	.08	(.06)	(.06)
Net realized and unrealized gain (loss)	(1.14)	9.50	5.68	(28.54)	15.93
Total from investment operations	(1.25)	9.43	5.76	(28.60)	15.87
Distributions from net investment income	(.01)	(.09)	-	(.14)	-
Distributions from net realized gain	(.41)	-	-	(3.27)	-
Total distributions	(.42)	(.09)	-	(3.41)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 51.37	$ 53.03	$ 43.68	$ 37.91	$ 69.88
Total Return B, C, D	(2.41)%	21.64%	15.22%	(42.68)%	29.41%
Ratios to Average Net Assets F, I
Expenses before reductions	1.91%	2.01%	2.19%	2.13%	2.00% A
Expenses net of fee waivers, if any	1.91%	2.01%	2.19%	2.13%	2.00% A
Expenses net of all reductions	1.91%	1.96%	2.16%	2.10%	1.99% A
Net investment income (loss)	(.20)%	(.14)%	.21%	(.10)%	(.21)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,866	$ 13,464	$ 7,283	$ 5,615	$ 4,078
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008	2007 H
Selected Per-Share Data
Net asset value, beginning of period	$ 52.87	$ 43.60	$ 37.84	$ 69.91	$ 54.00
Income from Investment Operations
Net investment income (loss) E	(.08)	(.06)	.09	(.05)	(.04)
Net realized and unrealized gain (loss)	(1.14)	9.48	5.66	(28.52)	15.94
Total from investment operations	(1.22)	9.42	5.75	(28.57)	15.90
Distributions from net investment income	(.03)	(.16)	-	(.27)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.47)	(.16)	-	(3.54)	-
Redemption fees added to paid in capital E	.01	.01	.01	.04	.01
Net asset value, end of period	$ 51.19	$ 52.87	$ 43.60	$ 37.84	$ 69.91
Total Return B, C, D	(2.36)%	21.68%	15.22%	(42.69)%	29.46%
Ratios to Average Net Assets F, I
Expenses before reductions	1.86%	1.99%	2.18%	2.13%	1.99% A
Expenses net of fee waivers, if any	1.86%	1.99%	2.18%	2.13%	1.99% A
Expenses net of all reductions	1.86%	1.94%	2.15%	2.10%	1.97% A
Net investment income (loss)	(.15)%	(.12)%	.22%	(.10)%	(.15)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 87,990	$ 54,052	$ 24,848	$ 16,716	$ 8,752
Portfolio turnover rate G	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Canada

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 54.14	$ 44.46	$ 38.37	$ 70.25	$ 49.48
Income from Investment Operations
Net investment income (loss) B	.52	.46	.48	.58	.52
Net realized and unrealized gain (loss)	(1.18)	9.68	5.74	(28.83)	21.62
Total from investment operations	(.66)	10.14	6.22	(28.25)	22.14
Distributions from net investment income	(.46)	(.47)	(.14)	(.40)	(.36)
Distributions from net realized gain	(.44)	-	-	(3.27)	(1.03)
Total distributions	(.90)	(.47)	(.14)	(3.67)	(1.39)
Redemption fees added to paid in capital B	.01	.01	.01	.04	.02
Net asset value, end of period	$ 52.59	$ 54.14	$ 44.46	$ 38.37	$ 70.25
Total Return A	(1.33)%	22.97%	16.40%	(42.06)%	46.03%
Ratios to Average Net Assets C, E
Expenses before reductions	.82%	.94%	1.17%	1.03%	.96%
Expenses net of fee waivers, if any	.82%	.94%	1.17%	1.03%	.96%
Expenses net of all reductions	.82%	.89%	1.13%	1.00%	.94%
Net investment income (loss)	.90%	.93%	1.24%	1.00%	.94%
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,778,765	$ 3,953,693	$ 3,149,791	$ 2,776,298	$ 4,890,617
Portfolio turnover rate D	104%	143%	123%	63%	42%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008	2007 G
Selected Per-Share Data
Net asset value, beginning of period	$ 54.02	$ 44.39	$ 38.31	$ 70.25	$ 54.00
Income from Investment Operations
Net investment income (loss) D	.51	.46	.49	.52	.25
Net realized and unrealized gain (loss)	(1.18)	9.65	5.72	(28.78)	15.99
Total from investment operations	(.67)	10.11	6.21	(28.26)	16.24
Distributions from net investment income	(.48)	(.49)	(.14)	(.45)	-
Distributions from net realized gain	(.44)	-	-	(3.27)	-
Total distributions	(.92)	(.49)	(.14)	(3.72)	-
Redemption fees added to paid in capital D	.01	.01	.01	.04	.01
Net asset value, end of period	$ 52.44	$ 54.02	$ 44.39	$ 38.31	$ 70.25
Total Return B, C	(1.35)%	22.94%	16.40%	(42.11)%	30.09%
Ratios to Average Net Assets E, H
Expenses before reductions	.82%	.95%	1.17%	1.11%	1.01% A
Expenses net of fee waivers, if any	.82%	.95%	1.17%	1.11%	1.01% A
Expenses net of all reductions	.82%	.90%	1.14%	1.08%	.99% A
Net investment income (loss)	.89%	.92%	1.23%	.92%	.83% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 68,112	$ 46,737	$ 17,956	$ 8,870	$ 4,064
Portfolio turnover rate F	104%	143%	123%	63%	42%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 2, 2007 (commencement of sale of shares) to October 31, 2007. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Canada Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Canada, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these

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3. Significant Accounting Policies - continued

Security Valuation - continued

circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 717,722,960
Gross unrealized depreciation	(119,654,228)
Net unrealized appreciation (depreciation) on securities and other investments	$ 598,068,732

Tax Cost	$ 4,041,939,474

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 48,166,855
Capital loss carryforward	$ (230,403,828)
Net unrealized appreciation (depreciation)	$ 598,095,680

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 70,378,562	$ 34,208,293

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,106,179,444 and $5,000,568,630, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment(up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Canada, as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .57% of the Fund's average net assets.

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6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 566,795	$ 32,945
Class T	.25%	.25%	185,890	210
Class B	.75%	.25%	139,258	104,508
Class C	.75%	.25%	869,017	422,773
			$ 1,760,960	$ 560,436

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 260,709
Class T	25,148
Class B	38,839
Class C	30,296
$ 354,992

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 593,736.26
Class T	114,586.31
Class B	42,095.30
Class C	221,883.26
Canada	9,286,013.21
Institutional Class	168,346.21
	$ 10,426,659

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $10,658 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the

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Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,827,176.35%		$ 1,812

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,864 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $3,940,584. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $167,832 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 1,141,830	$ 756,039
Class T	123,341	106,904
Class B	2,503	15,600
Class C	36,231	97,752
Canada	33,570,065	33,027,962
Institutional Class	443,845	204,036
Total	$ 35,317,815	$ 34,208,293
From net realized gain
Class A	$ 1,445,324	$ -
Class T	261,152	-
Class B	101,491	-
Class C	470,108	-
Canada	32,375,322	-
Institutional Class	407,350	-
Total	$ 35,060,747	$ -

Annual Report

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	2,386,291	2,050,255	$ 138,991,055	$ 102,518,373
Reinvestment of distributions	39,424	14,622	2,233,433	696,013
Shares redeemed	(1,467,607)	(773,357)	(82,665,471)	(38,292,678)
Net increase (decrease)	958,108	1,291,520	$ 58,559,017	$ 64,921,708
Class T
Shares sold	254,873	296,633	$ 14,715,904	$ 14,818,898
Reinvestment of distributions	6,640	2,182	375,773	103,790
Shares redeemed	(189,243)	(113,003)	(10,669,184)	(5,600,141)
Net increase (decrease)	72,270	185,812	$ 4,422,493	$ 9,322,547
Class B
Shares sold	29,930	134,473	$ 1,729,701	$ 6,579,801
Reinvestment of distributions	1,508	263	84,713	12,424
Shares redeemed	(54,348)	(47,606)	(3,060,843)	(2,342,627)
Net increase (decrease)	(22,910)	87,130	$ (1,246,429)	$ 4,249,598
Class C
Shares sold	1,081,104	647,123	$ 62,770,855	$ 31,812,568
Reinvestment of distributions	7,014	1,580	392,322	74,410
Shares redeemed	(391,485)	(196,235)	(21,249,300)	(9,599,233)
Net increase (decrease)	696,633	452,468	$ 41,913,877	$ 22,287,745
Canada
Shares sold	20,804,881	20,151,337	$ 1,223,871,558	$ 1,010,632,290
Reinvestment of distributions	1,069,329	659,119	60,856,944	31,486,105
Shares redeemed	(23,043,159)	(18,629,713)	(1,313,818,426)	(923,131,901)
Net increase (decrease)	(1,168,949)	2,180,743	$ (29,089,924)	$ 118,986,494
Institutional Class
Shares sold	1,331,261	717,543	$ 79,262,853	$ 36,118,321
Reinvestment of distributions	10,934	2,830	620,606	134,893
Shares redeemed	(908,649)	(259,715)	(51,418,074)	(12,754,674)
Net increase (decrease)	433,546	460,658	$ 28,465,385	$ 23,498,540

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Canada Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Canada Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Canada Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Canada Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/11	12/02/11	$0.482	$0.289

The Institutional Class designates 44% of the dividends distributed on December 03, 2010 and 100% of the dividends distributed on December 30, 2010 as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/10	0.706	0.077
	12/31/10	0.007	0.000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Canada Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively.

Fidelity Canada Fund

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Canada Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and the retail class of the fund ranked below its competitive median for 2010 and the total expense ratio of Class T ranked equal to its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Boston, Massachusetts

ACANI-UANN-1211
1.843157.104

Fidelity Advisor®

China Region Fund -

Class A, Class T, Class B, and Class C

Annual Report

October 31, 2011

Class A, Class T, Class B, and Class C are
classes of Fidelity® China Region Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-17.81%	6.28%	11.50%
Class T (incl. 3.50% sales charge) B	-16.08%	6.59%	11.66%
Class B (incl. contingent deferred sales charge) C	-17.76%	6.67%	11.86%
Class C (incl. contingent deferred sales charge) D	-14.33%	6.98%	11.86%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0% respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity China Region Fund, the original class of the fund, which has no 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to May 9, 2008 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Class A on October 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Class A took place on May 9, 2008. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Joseph Tse, Portfolio Manager of Fidelity Advisor® China Region Fund for most of the period covered by this report: For the year, the fund's Class A, Class T, Class B and Class C shares returned -12.79%, -13.04%, -13.45% and -13.46%, respectively (excluding sales charges), versus -10.33% for the MSCI® Golden Dragon Index. Stock selection and unrewarding industry weightings in financials hurt relative performance the most, followed by weak positioning in consumer staples and an underweighting in utilities. Geographically, stock picking in Hong Kong significantly curbed our results. Hong Kong Exchanges & Clearing, the fund's biggest relative detractor and one of its largest positions during the period, was hampered by the China region's weak markets and low trading volume. Bank of China (Hong Kong) and China Merchants Bank - the latter of which I sold - were two lagging bank holdings that hurt. Underweighting and eventually selling power utility CLP Holdings, a strong-performing Hong Kong-based benchmark component detracted, as did scant exposure to Taiwanese integrated telecommunication services provider Chunghwa Telecom. Conversely, stock selection in technology added value, as did positioning in consumer discretionary and industrials. The fund's modest cash position also provided a lift. Geographically, security selection in China bolstered performance. Overweighting Taiwan-based handset maker HTC - the fund's top contributor - was timely. The stock bucked the downward market trend, riding the popularity of high-end smartphones designed to run Google's popular AndroidTM operating system. Hong Kong-based casino operator SJM Holdings and China Unicom (Hong Kong), an integrated telecom services provider, also contributed.

Notes to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2011, the fund did not have more than 25% of its total assets invested in any one industry.

Robert Bao became Portfolio Manager of the fund on October 1, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.36%
Actual		$ 1,000.00	$ 813.10	$ 6.22
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.63%
Actual		$ 1,000.00	$ 812.00	$ 7.44
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.11%
Actual		$ 1,000.00	$ 810.00	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 810.00	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
China Region	1.04%
Actual		$ 1,000.00	$ 814.30	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Institutional Class	1.05%
Actual		$ 1,000.00	$ 814.10	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Hong Kong	32.9%
China	28.9%
Taiwan	19.6%
Cayman Islands	10.1%
Bermuda	2.6%
United States of America	1.1%
Australia	1.0%
Japan	0.9%
Korea (South)	0.7%
Other	2.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Hong Kong	32.7%
China	24.3%
Taiwan	23.1%
Cayman Islands	8.3%
Bermuda	5.5%
United States of America	1.9%
United Kingdom	1.6%
Japan	1.3%
Australia	1.1%
Other	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.4
Short-Term Investments and Net Other Assets	1.1	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	6.0	3.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5.5	3.5
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.5	3.1
Hutchison Whampoa Ltd. (Industrial Conglomerates)	3.4	2.0
PetroChina Co. Ltd. (H Shares) (Oil, Gas & Consumable Fuels)	2.9	1.6
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	2.9	1.3
AIA Group Ltd. (Insurance)	2.6	0.0
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	2.5	3.0
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	2.2	2.1
Hang Seng Bank Ltd. (Commercial Banks)	2.1	1.8
	33.6
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.0	39.7
Information Technology	15.7	16.8
Materials	9.8	8.0
Consumer Discretionary	9.3	10.0
Energy	8.8	8.0
Telecommunication Services	7.0	5.4
Industrials	6.7	7.6
Consumer Staples	4.5	2.3
Utilities	0.8	0.6
Health Care	0.3	0.0

Annual Report

Fidelity China Region Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Automobiles - 0.3%
Kia Motors Corp.	70,970	$ 4,533,047
Qingling Motors Co. Ltd. (H Shares)	2,158,000	593,524
		5,126,571
Distributors - 0.4%
Silver Base Group Holdings Ltd.	5,369,000	5,717,928
Diversified Consumer Services - 0.5%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	265,164	7,859,461
Hotels, Restaurants & Leisure - 1.1%
Sands China Ltd. (a)	4,103,600	12,332,089
SJM Holdings Ltd.	2,601,000	4,458,256
		16,790,345
Media - 0.7%
Television Broadcasts Ltd.	1,977,000	11,392,275
Multiline Retail - 2.5%
Far East Department Stores Co. Ltd.	7,497,311	11,462,779
Golden Eagle Retail Group Ltd. (H Shares)	4,124,000	10,364,374
Lifestyle International Holdings Ltd.	6,221,500	16,655,201
		38,482,354
Specialty Retail - 3.2%
Belle International Holdings Ltd.	13,240,000	25,966,643
China ZhengTong Auto Services Holdings Ltd.	5,181,000	5,610,053
Chow Sang Sang Holdings International Ltd.	1,016,000	3,133,570
Emperor Watch & Jewellery Ltd.	49,570,000	8,069,752
Luk Fook Holdings International Ltd.	1,332,000	5,710,818
		48,490,836
Textiles, Apparel & Luxury Goods - 0.6%
International Taifeng Holdings Ltd.	1,906,000	890,781
Prada SpA	1,777,600	8,787,483
		9,678,264
TOTAL CONSUMER DISCRETIONARY		143,538,034
CONSUMER STAPLES - 4.5%
Beverages - 1.6%
Tsingtao Brewery Co. Ltd. (H Shares)	1,270,000	6,458,132
Wuliangye Yibin Co. Ltd. (BNP Paribas Warrant Program) warrants 5/5/15 (a)	1,351,900	7,718,970
Yantai Changyu Pioneer Wine Co. (B Shares)	922,108	10,374,625
		24,551,727
Food & Staples Retailing - 2.1%
China Resources Enterprise Ltd.	4,050,000	14,790,795
Dairy Farm International Holdings Ltd.	1,778,200	14,408,234
President Chain Store Corp.	601,000	3,342,003
		32,541,032

	Shares	Value
Food Products - 0.8%
China Mengniu Dairy Co. Ltd.	1,368,000	$ 4,359,125
Uni-President China Holdings Ltd.	12,383,000	7,359,931
		11,719,056
TOTAL CONSUMER STAPLES		68,811,815
ENERGY - 8.8%
Energy Equipment & Services - 0.4%
China Oilfield Services Ltd. (H Shares)	3,520,000	5,863,167
Oil, Gas & Consumable Fuels - 8.4%
China Petroleum & Chemical Corp. (H Shares)	26,838,000	25,381,510
China Shenhua Energy Co. Ltd. (H Shares)	3,600,500	16,471,539
CNOOC Ltd.	13,661,000	25,824,205
CNPC (Hong Kong) Ltd.	13,232,000	18,535,159
PetroChina Co. Ltd. (H Shares)	34,272,000	44,491,660
		130,704,073
TOTAL ENERGY		136,567,240
FINANCIALS - 36.0%
Capital Markets - 0.6%
Wuliangye Yibin Co. Ltd. (UBS Warrant Programme) warrants 4/22/13 (a)	345,100	1,970,424
Yuanta Financial Holding Co. Ltd.	13,890,525	7,918,254
		9,888,678
Commercial Banks - 18.9%
Agricultural Bank China Ltd. (H Shares)	43,876,000	19,692,247
BOC Hong Kong (Holdings) Ltd.	16,572,000	39,407,649
China Construction Bank Corp. (H Shares)	73,095,000	53,705,474
Chinatrust Financial Holding Co. Ltd.	34,785,446	22,798,274
Hang Seng Bank Ltd.	2,488,800	32,091,693
Industrial & Commercial Bank of China Ltd. (H Shares)	147,535,000	92,130,181
Mega Financial Holding Co. Ltd.	20,451,340	15,720,889
Standard Chartered PLC (United Kingdom)	362,520	8,506,038
Wing Hang Bank Ltd.	904,500	8,168,379
		292,220,824
Diversified Financial Services - 1.1%
Hong Kong Exchanges and Clearing Ltd.	1,008,200	17,090,902
Insurance - 7.0%
AIA Group Ltd.	12,948,000	39,591,604
Cathay Financial Holding Co. Ltd.	8,847,248	10,550,709
China Life Insurance Co. Ltd. (H Shares)	10,723,000	27,723,214
Ping An Insurance Group Co. China Ltd. (H Shares)	4,035,000	29,925,173
		107,790,700
Real Estate Management & Development - 8.4%
Cheung Kong Holdings Ltd.	2,726,000	33,791,308
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
China Overseas Land & Investment Ltd.	9,146,000	$ 16,923,669
Kerry Properties Ltd.	2,323,500	8,527,084
Sun Hung Kai Properties Ltd.	2,215,000	30,497,845
Swire Pacific Ltd. (A Shares)	1,300,000	15,022,234
Wharf Holdings Ltd.	4,624,000	24,596,195
		129,358,335
TOTAL FINANCIALS		556,349,439
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
China Medical System Holding Ltd.	6,564,000	4,819,634
INDUSTRIALS - 6.7%
Airlines - 0.1%
China Southern Airlines Ltd. (H Shares) (a)	4,400,000	2,455,465
Construction & Engineering - 0.9%
China Communications Construction Co. Ltd. (H Shares)	4,803,000	3,622,694
China State Construction International Holdings Ltd.	13,696,000	10,548,476
		14,171,170
Industrial Conglomerates - 3.9%
Hutchison Whampoa Ltd.	5,748,000	52,573,759
Shun Tak Holdings Ltd.	15,278,000	7,097,500
		59,671,259
Machinery - 0.8%
Airtac International Group	452,000	2,529,876
China International Marine Containers (Group) Ltd. (B Shares)	3,903,787	4,699,480
China Yuchai International Ltd.	126,300	1,919,760
Sany Heavy Equipment International Holdings Co. Ltd.	1,975,000	1,739,972
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares) (a)	1,664,991	861,259
		11,750,347
Road & Rail - 0.5%
MTR Corp. Ltd.	2,265,000	7,311,372
Transportation Infrastructure - 0.5%
Jiangsu Expressway Co. Ltd. (H Shares)	9,140,000	7,877,871
TOTAL INDUSTRIALS		103,237,484
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 1.7%
AAC Acoustic Technology Holdings, Inc.	3,480,000	7,965,765
HTC Corp.	469,750	10,556,952
ZTE Corp. (H Shares)	2,745,200	7,792,522
		26,315,239

	Shares	Value
Computers & Peripherals - 0.7%
Lenovo Group Ltd.	11,080,000	$ 7,449,133
Quanta Computer, Inc.	1,391,000	2,737,265
		10,186,398
Electronic Equipment & Components - 3.0%
Chroma ATE, Inc.	1,938,000	3,866,724
Delta Electronics, Inc.	1,475,000	3,468,088
Foxconn International Holdings Ltd. (a)	5,582,000	3,738,843
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,030,589	24,756,253
Largan Precision Co. Ltd.	156,000	3,487,580
Unimicron Technology Corp.	5,139,000	6,672,696
		45,990,184
Internet Software & Services - 3.6%
Baidu.com, Inc. sponsored ADR (a)	143,900	20,171,902
Qihoo 360 Technology Co. Ltd. ADR (d)	250,400	5,060,584
Tencent Holdings Ltd.	1,317,900	30,479,837
		55,712,323
Semiconductors & Semiconductor Equipment - 6.7%
ASM Pacific Technology Ltd.	283,900	3,117,474
Hynix Semiconductor, Inc.	286,800	5,782,401
MediaTek, Inc.	372,000	3,903,867
Spreadtrum Communications, Inc. ADR (d)	242,900	6,453,853
Taiwan Semiconductor Manufacturing Co. Ltd.	34,656,796	84,454,335
		103,711,930
TOTAL INFORMATION TECHNOLOGY		241,916,074
MATERIALS - 9.8%
Chemicals - 5.4%
Formosa Chemicals & Fibre Corp.	5,245,000	15,179,377
Formosa Plastics Corp.	10,557,250	31,049,842
Incitec Pivot Ltd.	1,375,004	4,980,927
Nan Ya Plastics Corp.	6,290,000	14,150,148
Petronas Chemicals Group Bhd	2,305,100	4,808,734
PTT Global Chemical PCL (For. Reg.) (a)	2,728,458	5,753,520
Taiwan Fertilizer Co. Ltd.	3,015,000	7,770,996
		83,693,544
Construction Materials - 2.0%
Anhui Conch Cement Co. Ltd. (H Shares)	5,724,000	20,813,948
China Resources Cement Holdings Ltd.	4,942,000	3,921,522
Taiwan Cement Corp.	4,629,000	5,781,070
		30,516,540
Metals & Mining - 2.4%
Angang Steel Co. Ltd. (H Shares)	14,518,000	8,857,733
Kingsgate Consolidated NL	1,376,993	10,857,319
Maanshan Iron & Steel Ltd. (H Shares)	13,770,000	4,099,723
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
United Co. RUSAL Ltd. (a)	6,434,000	$ 5,866,364
Zhaojin Mining Industry Co. Ltd. (H Shares)	4,104,500	7,328,110
		37,009,249
TOTAL MATERIALS		151,219,333
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 3.2%
China Telecom Corp. Ltd. (H Shares)	12,082,000	7,459,515
China Unicom (Hong Kong) Ltd.	14,148,000	28,446,195
Chunghwa Telecom Co. Ltd.	4,050,000	13,549,803
		49,455,513
Wireless Telecommunication Services - 3.8%
China Mobile (Hong Kong) Ltd.	4,658,500	44,275,976
SOFTBANK CORP.	440,400	14,295,291
		58,571,267
TOTAL TELECOMMUNICATION SERVICES		108,026,780
UTILITIES - 0.8%
Electric Utilities - 0.6%
Power Assets Holdings Ltd.	1,173,500	8,917,203
Independent Power Producers & Energy Traders - 0.2%
China Resources Power Holdings Co. Ltd.	2,084,000	3,701,297
TOTAL UTILITIES		12,618,500
TOTAL COMMON STOCKS (Cost $1,352,590,394)		1,527,104,333
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	15,856,352	$ 15,856,352
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	7,655,750	7,655,750
TOTAL MONEY MARKET FUNDS (Cost $23,512,102)		23,512,102
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,376,102,496)	1,550,616,435
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(6,378,964)
NET ASSETS - 100%	$ 1,544,237,471
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,497
Fidelity Securities Lending Cash Central Fund	1,097,622
Total	$ 1,152,119
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 143,538,034	$ 7,859,461	$ 135,678,573	$ -
Consumer Staples	68,811,815	-	68,811,815	-
Energy	136,567,240	-	136,567,240	-
Financials	556,349,439	8,506,038	547,843,401	-
Health Care	4,819,634	-	4,819,634	-
Industrials	103,237,484	1,919,760	101,317,724	-
Information Technology	241,916,074	31,686,339	210,229,735	-
Materials	151,219,333	-	151,219,333	-
Telecommunication Services	108,026,780	-	108,026,780	-
Utilities	12,618,500	-	12,618,500	-
Money Market Funds	23,512,102	23,512,102	-	-
Total Investments in Securities:	$ 1,550,616,435	$ 73,483,700	$ 1,477,132,735	$ -
Transfers from Level 1 to Level 2 during the period were $998,441,272.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $7,414,695) - See accompanying schedule: Unaffiliated issuers (cost $1,352,590,394)	$ 1,527,104,333
Fidelity Central Funds (cost $23,512,102)	23,512,102
Total Investments (cost $1,376,102,496)		$ 1,550,616,435
Receivable for investments sold		3,096,945
Receivable for fund shares sold		2,387,894
Dividends receivable		27,878
Distributions receivable from Fidelity Central Funds		83,053
Prepaid expenses		6,519
Other receivables		332,497
Total assets		1,556,551,221

Liabilities
Payable for fund shares redeemed	$ 3,233,655
Accrued management fee	866,875
Distribution and service plan fees payable	10,527
Other affiliated payables	377,917
Other payables and accrued expenses	169,026
Collateral on securities loaned, at value	7,655,750
Total liabilities		12,313,750

Net Assets		$ 1,544,237,471
Net Assets consist of:
Paid in capital		$ 1,349,632,104
Undistributed net investment income		15,589,239
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,502,101
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,514,027
Net Assets		$ 1,544,237,471

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,807,740 ÷ 542,844 shares)	$ 27.28

Maximum offering price per share (100/94.25 of $27.28)	$ 28.94
Class T: Net Asset Value and redemption price per share ($5,280,845 ÷ 194,657 shares)	$ 27.13

Maximum offering price per share (100/96.50 of $27.13)	$ 28.11
Class B: Net Asset Value and offering price per share ($1,801,156 ÷ 66,865 shares)A	$ 26.94

Class C: Net Asset Value and offering price per share ($5,229,585 ÷ 194,711 shares)A	$ 26.86

China Region: Net Asset Value, offering price and redemption price per share ($1,515,083,763 ÷ 55,117,459 shares)	$ 27.49

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,034,382 ÷ 74,075 shares)	$ 27.46
A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 51,665,043
Interest		492
Income from Fidelity Central Funds		1,152,119
Income before foreign taxes withheld		52,817,654
Less foreign taxes withheld		(5,194,113)
Total income		47,623,541

Expenses
Management fee	$ 14,146,741
Transfer agent fees	4,525,375
Distribution and service plan fees	161,388
Accounting and security lending fees	885,629
Custodian fees and expenses	889,163
Independent trustees' compensation	11,248
Registration fees	120,675
Audit	77,247
Legal	8,300
Interest	23,240
Miscellaneous	22,470
Total expenses before reductions	20,871,476
Expense reductions	(1,099,159)	19,772,317
Net investment income (loss)		27,851,224
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,171,768
Foreign currency transactions	(727,560)
Total net realized gain (loss)		124,444,208
Change in net unrealized appreciation (depreciation) on: Investment securities	(389,938,527)
Assets and liabilities in foreign currencies	138
Total change in net unrealized appreciation (depreciation)		(389,938,389)
Net gain (loss)		(265,494,181)
Net increase (decrease) in net assets resulting from operations		$ (237,642,957)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,851,224	$ 25,698,168
Net realized gain (loss)	124,444,208	87,056,704
Change in net unrealized appreciation (depreciation)	(389,938,389)	253,069,337
Net increase (decrease) in net assets resulting from operations	(237,642,957)	365,824,209
Distributions to shareholders from net investment income	(25,544,611)	(17,788,313)
Distributions to shareholders from net realized gain	(1,707,007)	(5,540,851)
Total distributions	(27,251,618)	(23,329,164)
Share transactions - net increase (decrease)	(353,944,406)	(341,589,636)
Redemption fees	551,160	1,093,238
Total increase (decrease) in net assets	(618,287,821)	1,998,647

Net Assets
Beginning of period	2,162,525,292	2,160,526,645
End of period (including undistributed net investment income of $15,589,239 and undistributed net investment income of $25,575,304, respectively)	$ 1,544,237,471	$ 2,162,525,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.61	$ 26.47	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.33	.25	.30	.28
Net realized and unrealized gain (loss)	(4.33)	5.15	9.63	(12.91)
Total from investment operations	(4.00)	5.40	9.93	(12.63)
Distributions from net investment income	(.31)	(.20)	(.16)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.34)	(.27)	(.16)	-
Redemption fees added to paid in capital E	.01	.01	.03	.02
Net asset value, end of period	$ 27.28	$ 31.61	$ 26.47	$ 16.67
Total Return B,C,D	(12.79)%	20.54%	60.41%	(43.07)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.37%	1.38%	1.39%	1.44% A
Expenses net of fee waivers, if any	1.37%	1.38%	1.39%	1.44% A
Expenses net of all reductions	1.31%	1.31%	1.31%	1.30% A
Net investment income (loss)	1.07%	.91%	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,808	$ 16,047	$ 11,842	$ 340
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.48	$ 26.40	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.25	.18	.23	.26
Net realized and unrealized gain (loss)	(4.32)	5.13	9.64	(12.91)
Total from investment operations	(4.07)	5.31	9.87	(12.65)
Distributions from net investment income	(.27)	(.18)	(.14)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.29) J	(.24) K	(.14)	-
Redemption fees added to paid in capital E	.01	.01	.02	.02
Net asset value, end of period	$ 27.13	$ 31.48	$ 26.40	$ 16.65
Total Return B,C,D	(13.04)%	20.27%	59.92%	(43.14)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63%	1.64%	1.66%	1.68% A
Expenses net of fee waivers, if any	1.63%	1.64%	1.66%	1.68% A
Expenses net of all reductions	1.57%	1.58%	1.58%	1.53% A
Net investment income (loss)	.81%	.64%	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,281	$ 6,070	$ 3,139	$ 107
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Total distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. K Total distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.23	$ 26.28	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.10	.04	.12	.20
Net realized and unrealized gain (loss)	(4.29)	5.09	9.63	(12.89)
Total from investment operations	(4.19)	5.13	9.75	(12.69)
Distributions from net investment income	(.08)	(.12)	(.10)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.11)	(.19)	(.10)	-
Redemption fees added to paid in capital E	.01	. 01.02		.02
Net asset value, end of period	$ 26.94	$ 31.23	$ 26.28	$ 16.61
Total Return B,C,D	(13.45)%	19.63%	59.16%	(43.27)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.14%	2.15%	2.17% A
Expenses net of fee waivers, if any	2.12%	2.14%	2.15%	2.17% A
Expenses net of all reductions	2.06%	2.08%	2.06%	2.02% A
Net investment income (loss)	.32%	.14%	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,801	$ 2,496	$ 1,915	$ 155
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.19	$ 26.25	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.10	.04	.12	.20
Net realized and unrealized gain (loss)	(4.28)	5.09	9.62	(12.89)
Total from investment operations	(4.18)	5.13	9.74	(12.69)
Distributions from net investment income	(.13)	(.13)	(.12)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.16)	(.20)	(.12)	-
Redemption fees added to paid in capital E	.01	.01	.02	.02
Net asset value, end of period	$ 26.86	$ 31.19	$ 26.25	$ 16.61
Total Return B,C,D	(13.46)%	19.66%	59.18%	(43.27)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.14%	2.15%	2.13% A
Expenses net of fee waivers, if any	2.12%	2.14%	2.15%	2.13% A
Expenses net of all reductions	2.06%	2.07%	2.07%	1.98% A
Net investment income (loss)	.32%	.15%	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,230	$ 5,938	$ 3,806	$ 233
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.81	$ 26.55	$ 16.69	$ 41.52	$ 22.94
Income from Investment Operations
Net investment income (loss) B	.44	.34	.33	.39	.46
Net realized and unrealized gain (loss)	(4.37)	5.18	9.68	(20.42)	18.58
Total from investment operations	(3.93)	5.52	10.01	(20.03)	19.04
Distributions from net investment income	(.38)	(.21)	(.17)	(.32)	(.29)
Distributions from net realized gain	(.03)	(.07)	-	(4.53)	(.20)
Total distributions	(.40) F	(.27) G	(.17)	(4.85)	(.49)
Redemption fees added to paid in capital B	.01	.01	.02	.05	.03
Net asset value, end of period	$ 27.49	$ 31.81	$ 26.55	$ 16.69	$ 41.52
Total Return A	(12.52)%	20.97%	60.77%	(53.75)%	84.73%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	1.06%	1.12%	1.11%	1.08%
Expenses net of fee waivers, if any	1.04%	1.06%	1.12%	1.11%	1.08%
Expenses net of all reductions	.98%	1.00%	1.03%	.96%	.92%
Net investment income (loss)	1.40%	1.22%	1.54%	1.45%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,515,084	$ 2,130,070	$ 2,138,141	$ 740,289	$ 2,044,527
Portfolio turnover rate D	87%	57%	88%	133%	173%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Total distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. G Total distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 31.79	$ 26.55	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.43	.33	.37	.34
Net realized and unrealized gain (loss)	(4.37)	5.18	9.64	(12.94)
Total from investment operations	(3.94)	5.51	10.01	(12.60)
Distributions from net investment income	(.37)	(.22)	(.18)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.40)	(.28) I	(.18)	-
Redemption fees added to paid in capital D	.01	.01	.02	.02
Net asset value, end of period	$ 27.46	$ 31.79	$ 26.55	$ 16.70
Total Return B,C	(12.56)%	20.92%	60.78%	(42.96)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.06%	1.11%	1.08%	1.05% A
Expenses net of fee waivers, if any	1.06%	1.11%	1.08%	1.05% A
Expenses net of all reductions	1.01%	1.04%	1.00%	.91% A
Net investment income (loss)	1.38%	1.18%	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,034	$ 1,904	$ 1,684	$ 60
Portfolio turnover rate F	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Total distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, deferred trustees compensation, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 225,517,453
Gross unrealized depreciation	(65,204,838)
Net unrealized appreciation (depreciation) on securities and other investments	$ 160,312,615

Tax Cost	$ 1,390,303,820

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,589,243
Undistributed long-term capital gain	$ 18,703,425
Net unrealized appreciation (depreciation)	$ 160,312,703

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 27,251,618	$ 23,329,164

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,708,508,008 and $2,005,473,744, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 43,649	$ 1,347
Class T	.25%	.25%	31,332	-
Class B	.75%	.25%	23,294	17,555
Class C	.75%	.25%	63,113	18,988
			$ 161,388	$ 37,890

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,851
Class T	4,413
Class B*	6,044
Class C*	2,133
$ 40,441

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 53,201.31
Class T	19,843.32
Class B	7,069.30
Class C	19,240.31
China Region	4,421,467.23
Institutional Class	4,555.25
	$ 4,525,375

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $222 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 16,084,375.34%		$ 1,206

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,361 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund

Annual Report

7. Security Lending - continued

on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,097,622, including $2,921 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $347,907,000. The weighted average interest rate was .57%. The interest expense amounted to $22,034 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,098,595 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund' expenses by $564.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 172,777	$ 99,129
Class T	55,512	24,223
Class B	6,583	9,817
Class C	25,937	22,748
China Region	25,262,487	17,620,183
Institutional Class	21,315	12,213
Total	$ 25,544,611	$ 17,788,313
From net realized gain
Class A	$ 13,756	$ 32,057
Class T	5,178	8,895
Class B	2,007	5,146
Class C	4,950	11,118
China Region	1,679,687	5,479,960
Institutional Class	1,429	3,675
Total	$ 1,707,007	$ 5,540,851

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	281,861	342,123	$ 8,932,867	$ 9,544,171
Reinvestment of distributions	5,327	4,199	172,528	118,611
Shares redeemed	(251,952)	(286,153)	(7,835,006)	(7,654,399)
Net increase (decrease)	35,236	60,169	$ 1,270,389	$ 2,008,383

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class T
Shares sold	75,956	132,233	$ 2,390,903	$ 3,681,750
Reinvestment of distributions	1,832	1,158	59,161	32,661
Shares redeemed	(75,948)	(59,475)	(2,353,550)	(1,609,136)
Net increase (decrease)	1,840	73,916	$ 96,514	$ 2,105,275
Class B
Shares sold	8,058	41,380	$ 255,784	$ 1,126,249
Reinvestment of distributions	239	486	7,684	13,648
Shares redeemed	(21,353)	(34,810)	(653,889)	(913,219)
Net increase (decrease)	(13,056)	7,056	$ (390,421)	$ 226,678
Class C
Shares sold	88,544	121,441	$ 2,766,692	$ 3,346,120
Reinvestment of distributions	892	1,162	28,631	32,596
Shares redeemed	(85,136)	(77,220)	(2,585,147)	(2,041,365)
Net increase (decrease)	4,300	45,383	$ 210,176	$ 1,337,351
China Region
Shares sold	12,355,142	29,402,822	$ 393,844,409	$ 826,039,335
Reinvestment of distributions	794,988	782,007	25,868,885	22,169,887
Shares redeemed	(24,993,159)	(43,745,336)	(775,253,396)	(1,195,393,614)
Net increase (decrease)	(11,843,029)	(13,560,507)	$ (355,540,102)	$ (347,184,392)
Institutional Class
Shares sold	53,728	53,076	$ 1,636,945	$ 1,486,647
Reinvestment of distributions	607	500	19,735	14,160
Shares redeemed	(40,146)	(57,102)	(1,247,642)	(1,583,738)
Net increase (decrease)	14,189	(3,526)	$ 409,038	$ (82,931)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/11	12/02/11	$0.188	$0.339

Class T	12/05/11	12/02/11	$0.083	$0.339

Class B	12/05/11	12/02/11	$0.000	$0.339

Class C	12/05/11	12/02/11	$0.000	$0.339

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2011, $30,167,882 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 55%; Class T designates 62%; Class B designates 100%; and Class C designates 100%; of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/10	$0.401	$0.0624

Class T	12/06/10	$0.355	$0.0624

Class B	12/06/10	$0.169	$0.0624

Class C	12/06/10	$0.218	$0.0624

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity China Region Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Japan) Inc.
Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

AHKC-UANN-1211
1.861458.103

Fidelity Advisor®

China Region Fund -

Institutional Class

Annual Report

October 31, 2011

Institutional Class is a class of
Fidelity® China Region Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

Dear Shareholder:

(The Acting Chairman's photo appears here.)

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-12.56%	7.76%	12.27%

A The initial offering of Institutional Class shares took place on May 9, 2008. Returns prior to May 9, 2008 are those of Fidelity® China Region Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® China Region Fund - Institutional Class on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Golden Dragon Index performed over the same period. The initial offering of Institutional Class took place on May 9, 2008. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Joseph Tse, Portfolio Manager of Fidelity Advisor® China Region Fund for most of the period covered by this report: For the year, the fund's Institutional Class shares returned -12.56%, versus -10.33% for the MSCI® Golden Dragon Index. Stock selection and unrewarding industry weightings in financials hurt relative performance the most, followed by weak positioning in consumer staples and an underweighting in utilities. Geographically, stock picking in Hong Kong significantly curbed our results. Hong Kong Exchanges & Clearing, the fund's biggest relative detractor and one of its largest positions during the period, was hampered by the China region's weak markets and low trading volume. Bank of China (Hong Kong) and China Merchants Bank - the latter of which I sold - were two lagging bank holdings that hurt. Underweighting and eventually selling power utility CLP Holdings, a strong-performing Hong Kong-based benchmark component, detracted, as did scant exposure to Taiwanese integrated telecommunication services provider Chunghwa Telecom. Conversely, stock selection in technology added value, as did positioning in consumer discretionary and industrials. The fund's modest cash position also provided a lift. Geographically, security selection in China bolstered performance. Overweighting Taiwan-based handset maker HTC - the fund's top contributor - was timely. The stock bucked the downward market trend, riding the popularity of high-end smartphones designed to run Google's popular AndroidTM operating system. Hong Kong-based casino operator SJM Holdings and China Unicom (Hong Kong), an integrated telecom services provider, also contributed.

Notes to shareholders: Fidelity Advisor China Region Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Hong Kong, Taiwanese and Chinese market. As of October 31, 2011, the fund did not have more than 25% of its total assets invested in any one industry.

Robert Bao became Portfolio Manager of the fund on October 1, 2011.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity China Region Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.36%
Actual		$ 1,000.00	$ 813.10	$ 6.22
HypotheticalA		$ 1,000.00	$ 1,018.35	$ 6.92
Class T	1.63%
Actual		$ 1,000.00	$ 812.00	$ 7.44
HypotheticalA		$ 1,000.00	$ 1,016.99	$ 8.29
Class B	2.11%
Actual		$ 1,000.00	$ 810.00	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
Class C	2.11%
Actual		$ 1,000.00	$ 810.00	$ 9.63
HypotheticalA		$ 1,000.00	$ 1,014.57	$ 10.71
China Region	1.04%
Actual		$ 1,000.00	$ 814.30	$ 4.76
HypotheticalA		$ 1,000.00	$ 1,019.96	$ 5.30
Institutional Class	1.05%
Actual		$ 1,000.00	$ 814.10	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,019.91	$ 5.35

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity China Region Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Hong Kong	32.9%
China	28.9%
Taiwan	19.6%
Cayman Islands	10.1%
Bermuda	2.6%
United States of America	1.1%
Australia	1.0%
Japan	0.9%
Korea (South)	0.7%
Other	2.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Hong Kong	32.7%
China	24.3%
Taiwan	23.1%
Cayman Islands	8.3%
Bermuda	5.5%
United States of America	1.9%
United Kingdom	1.6%
Japan	1.3%
Australia	1.1%
Other	0.2%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.9	98.4
Short-Term Investments and Net Other Assets	1.1	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Industrial & Commercial Bank of China Ltd. (H Shares) (Commercial Banks)	6.0	3.6
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	5.5	3.5
China Construction Bank Corp. (H Shares) (Commercial Banks)	3.5	3.1
Hutchison Whampoa Ltd. (Industrial Conglomerates)	3.4	2.0
PetroChina Co. Ltd. (H Shares) (Oil, Gas & Consumable Fuels)	2.9	1.6
China Mobile (Hong Kong) Ltd. (Wireless Telecommunication Services)	2.9	1.3
AIA Group Ltd. (Insurance)	2.6	0.0
BOC Hong Kong (Holdings) Ltd. (Commercial Banks)	2.5	3.0
Cheung Kong Holdings Ltd. (Real Estate Management & Development)	2.2	2.1
Hang Seng Bank Ltd. (Commercial Banks)	2.1	1.8
	33.6
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	36.0	39.7
Information Technology	15.7	16.8
Materials	9.8	8.0
Consumer Discretionary	9.3	10.0
Energy	8.8	8.0
Telecommunication Services	7.0	5.4
Industrials	6.7	7.6
Consumer Staples	4.5	2.3
Utilities	0.8	0.6
Health Care	0.3	0.0

Annual Report

Fidelity China Region Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.9%
	Shares	Value
CONSUMER DISCRETIONARY - 9.3%
Automobiles - 0.3%
Kia Motors Corp.	70,970	$ 4,533,047
Qingling Motors Co. Ltd. (H Shares)	2,158,000	593,524
		5,126,571
Distributors - 0.4%
Silver Base Group Holdings Ltd.	5,369,000	5,717,928
Diversified Consumer Services - 0.5%
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	265,164	7,859,461
Hotels, Restaurants & Leisure - 1.1%
Sands China Ltd. (a)	4,103,600	12,332,089
SJM Holdings Ltd.	2,601,000	4,458,256
		16,790,345
Media - 0.7%
Television Broadcasts Ltd.	1,977,000	11,392,275
Multiline Retail - 2.5%
Far East Department Stores Co. Ltd.	7,497,311	11,462,779
Golden Eagle Retail Group Ltd. (H Shares)	4,124,000	10,364,374
Lifestyle International Holdings Ltd.	6,221,500	16,655,201
		38,482,354
Specialty Retail - 3.2%
Belle International Holdings Ltd.	13,240,000	25,966,643
China ZhengTong Auto Services Holdings Ltd.	5,181,000	5,610,053
Chow Sang Sang Holdings International Ltd.	1,016,000	3,133,570
Emperor Watch & Jewellery Ltd.	49,570,000	8,069,752
Luk Fook Holdings International Ltd.	1,332,000	5,710,818
		48,490,836
Textiles, Apparel & Luxury Goods - 0.6%
International Taifeng Holdings Ltd.	1,906,000	890,781
Prada SpA	1,777,600	8,787,483
		9,678,264
TOTAL CONSUMER DISCRETIONARY		143,538,034
CONSUMER STAPLES - 4.5%
Beverages - 1.6%
Tsingtao Brewery Co. Ltd. (H Shares)	1,270,000	6,458,132
Wuliangye Yibin Co. Ltd. (BNP Paribas Warrant Program) warrants 5/5/15 (a)	1,351,900	7,718,970
Yantai Changyu Pioneer Wine Co. (B Shares)	922,108	10,374,625
		24,551,727
Food & Staples Retailing - 2.1%
China Resources Enterprise Ltd.	4,050,000	14,790,795
Dairy Farm International Holdings Ltd.	1,778,200	14,408,234
President Chain Store Corp.	601,000	3,342,003
		32,541,032

	Shares	Value
Food Products - 0.8%
China Mengniu Dairy Co. Ltd.	1,368,000	$ 4,359,125
Uni-President China Holdings Ltd.	12,383,000	7,359,931
		11,719,056
TOTAL CONSUMER STAPLES		68,811,815
ENERGY - 8.8%
Energy Equipment & Services - 0.4%
China Oilfield Services Ltd. (H Shares)	3,520,000	5,863,167
Oil, Gas & Consumable Fuels - 8.4%
China Petroleum & Chemical Corp. (H Shares)	26,838,000	25,381,510
China Shenhua Energy Co. Ltd. (H Shares)	3,600,500	16,471,539
CNOOC Ltd.	13,661,000	25,824,205
CNPC (Hong Kong) Ltd.	13,232,000	18,535,159
PetroChina Co. Ltd. (H Shares)	34,272,000	44,491,660
		130,704,073
TOTAL ENERGY		136,567,240
FINANCIALS - 36.0%
Capital Markets - 0.6%
Wuliangye Yibin Co. Ltd. (UBS Warrant Programme) warrants 4/22/13 (a)	345,100	1,970,424
Yuanta Financial Holding Co. Ltd.	13,890,525	7,918,254
		9,888,678
Commercial Banks - 18.9%
Agricultural Bank China Ltd. (H Shares)	43,876,000	19,692,247
BOC Hong Kong (Holdings) Ltd.	16,572,000	39,407,649
China Construction Bank Corp. (H Shares)	73,095,000	53,705,474
Chinatrust Financial Holding Co. Ltd.	34,785,446	22,798,274
Hang Seng Bank Ltd.	2,488,800	32,091,693
Industrial & Commercial Bank of China Ltd. (H Shares)	147,535,000	92,130,181
Mega Financial Holding Co. Ltd.	20,451,340	15,720,889
Standard Chartered PLC (United Kingdom)	362,520	8,506,038
Wing Hang Bank Ltd.	904,500	8,168,379
		292,220,824
Diversified Financial Services - 1.1%
Hong Kong Exchanges and Clearing Ltd.	1,008,200	17,090,902
Insurance - 7.0%
AIA Group Ltd.	12,948,000	39,591,604
Cathay Financial Holding Co. Ltd.	8,847,248	10,550,709
China Life Insurance Co. Ltd. (H Shares)	10,723,000	27,723,214
Ping An Insurance Group Co. China Ltd. (H Shares)	4,035,000	29,925,173
		107,790,700
Real Estate Management & Development - 8.4%
Cheung Kong Holdings Ltd.	2,726,000	33,791,308
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Management & Development - continued
China Overseas Land & Investment Ltd.	9,146,000	$ 16,923,669
Kerry Properties Ltd.	2,323,500	8,527,084
Sun Hung Kai Properties Ltd.	2,215,000	30,497,845
Swire Pacific Ltd. (A Shares)	1,300,000	15,022,234
Wharf Holdings Ltd.	4,624,000	24,596,195
		129,358,335
TOTAL FINANCIALS		556,349,439
HEALTH CARE - 0.3%
Pharmaceuticals - 0.3%
China Medical System Holding Ltd.	6,564,000	4,819,634
INDUSTRIALS - 6.7%
Airlines - 0.1%
China Southern Airlines Ltd. (H Shares) (a)	4,400,000	2,455,465
Construction & Engineering - 0.9%
China Communications Construction Co. Ltd. (H Shares)	4,803,000	3,622,694
China State Construction International Holdings Ltd.	13,696,000	10,548,476
		14,171,170
Industrial Conglomerates - 3.9%
Hutchison Whampoa Ltd.	5,748,000	52,573,759
Shun Tak Holdings Ltd.	15,278,000	7,097,500
		59,671,259
Machinery - 0.8%
Airtac International Group	452,000	2,529,876
China International Marine Containers (Group) Ltd. (B Shares)	3,903,787	4,699,480
China Yuchai International Ltd.	126,300	1,919,760
Sany Heavy Equipment International Holdings Co. Ltd.	1,975,000	1,739,972
Shanghai Zhenhua Port Machinery Co. Ltd. (B Shares) (a)	1,664,991	861,259
		11,750,347
Road & Rail - 0.5%
MTR Corp. Ltd.	2,265,000	7,311,372
Transportation Infrastructure - 0.5%
Jiangsu Expressway Co. Ltd. (H Shares)	9,140,000	7,877,871
TOTAL INDUSTRIALS		103,237,484
INFORMATION TECHNOLOGY - 15.7%
Communications Equipment - 1.7%
AAC Acoustic Technology Holdings, Inc.	3,480,000	7,965,765
HTC Corp.	469,750	10,556,952
ZTE Corp. (H Shares)	2,745,200	7,792,522
		26,315,239

	Shares	Value
Computers & Peripherals - 0.7%
Lenovo Group Ltd.	11,080,000	$ 7,449,133
Quanta Computer, Inc.	1,391,000	2,737,265
		10,186,398
Electronic Equipment & Components - 3.0%
Chroma ATE, Inc.	1,938,000	3,866,724
Delta Electronics, Inc.	1,475,000	3,468,088
Foxconn International Holdings Ltd. (a)	5,582,000	3,738,843
Hon Hai Precision Industry Co. Ltd. (Foxconn)	9,030,589	24,756,253
Largan Precision Co. Ltd.	156,000	3,487,580
Unimicron Technology Corp.	5,139,000	6,672,696
		45,990,184
Internet Software & Services - 3.6%
Baidu.com, Inc. sponsored ADR (a)	143,900	20,171,902
Qihoo 360 Technology Co. Ltd. ADR (d)	250,400	5,060,584
Tencent Holdings Ltd.	1,317,900	30,479,837
		55,712,323
Semiconductors & Semiconductor Equipment - 6.7%
ASM Pacific Technology Ltd.	283,900	3,117,474
Hynix Semiconductor, Inc.	286,800	5,782,401
MediaTek, Inc.	372,000	3,903,867
Spreadtrum Communications, Inc. ADR (d)	242,900	6,453,853
Taiwan Semiconductor Manufacturing Co. Ltd.	34,656,796	84,454,335
		103,711,930
TOTAL INFORMATION TECHNOLOGY		241,916,074
MATERIALS - 9.8%
Chemicals - 5.4%
Formosa Chemicals & Fibre Corp.	5,245,000	15,179,377
Formosa Plastics Corp.	10,557,250	31,049,842
Incitec Pivot Ltd.	1,375,004	4,980,927
Nan Ya Plastics Corp.	6,290,000	14,150,148
Petronas Chemicals Group Bhd	2,305,100	4,808,734
PTT Global Chemical PCL (For. Reg.) (a)	2,728,458	5,753,520
Taiwan Fertilizer Co. Ltd.	3,015,000	7,770,996
		83,693,544
Construction Materials - 2.0%
Anhui Conch Cement Co. Ltd. (H Shares)	5,724,000	20,813,948
China Resources Cement Holdings Ltd.	4,942,000	3,921,522
Taiwan Cement Corp.	4,629,000	5,781,070
		30,516,540
Metals & Mining - 2.4%
Angang Steel Co. Ltd. (H Shares)	14,518,000	8,857,733
Kingsgate Consolidated NL	1,376,993	10,857,319
Maanshan Iron & Steel Ltd. (H Shares)	13,770,000	4,099,723
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
United Co. RUSAL Ltd. (a)	6,434,000	$ 5,866,364
Zhaojin Mining Industry Co. Ltd. (H Shares)	4,104,500	7,328,110
		37,009,249
TOTAL MATERIALS		151,219,333
TELECOMMUNICATION SERVICES - 7.0%
Diversified Telecommunication Services - 3.2%
China Telecom Corp. Ltd. (H Shares)	12,082,000	7,459,515
China Unicom (Hong Kong) Ltd.	14,148,000	28,446,195
Chunghwa Telecom Co. Ltd.	4,050,000	13,549,803
		49,455,513
Wireless Telecommunication Services - 3.8%
China Mobile (Hong Kong) Ltd.	4,658,500	44,275,976
SOFTBANK CORP.	440,400	14,295,291
		58,571,267
TOTAL TELECOMMUNICATION SERVICES		108,026,780
UTILITIES - 0.8%
Electric Utilities - 0.6%
Power Assets Holdings Ltd.	1,173,500	8,917,203
Independent Power Producers & Energy Traders - 0.2%
China Resources Power Holdings Co. Ltd.	2,084,000	3,701,297
TOTAL UTILITIES		12,618,500
TOTAL COMMON STOCKS (Cost $1,352,590,394)		1,527,104,333
Money Market Funds - 1.5%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	15,856,352	$ 15,856,352
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	7,655,750	7,655,750
TOTAL MONEY MARKET FUNDS (Cost $23,512,102)		23,512,102
TOTAL INVESTMENT PORTFOLIO - 100.4% (Cost $1,376,102,496)	1,550,616,435
NET OTHER ASSETS (LIABILITIES) - (0.4)%	(6,378,964)
NET ASSETS - 100%	$ 1,544,237,471
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 54,497
Fidelity Securities Lending Cash Central Fund	1,097,622
Total	$ 1,152,119
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 143,538,034	$ 7,859,461	$ 135,678,573	$ -
Consumer Staples	68,811,815	-	68,811,815	-
Energy	136,567,240	-	136,567,240	-
Financials	556,349,439	8,506,038	547,843,401	-
Health Care	4,819,634	-	4,819,634	-
Industrials	103,237,484	1,919,760	101,317,724	-
Information Technology	241,916,074	31,686,339	210,229,735	-
Materials	151,219,333	-	151,219,333	-
Telecommunication Services	108,026,780	-	108,026,780	-
Utilities	12,618,500	-	12,618,500	-
Money Market Funds	23,512,102	23,512,102	-	-
Total Investments in Securities:	$ 1,550,616,435	$ 73,483,700	$ 1,477,132,735	$ -
Transfers from Level 1 to Level 2 during the period were $998,441,272.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity China Region Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $7,414,695) - See accompanying schedule: Unaffiliated issuers (cost $1,352,590,394)	$ 1,527,104,333
Fidelity Central Funds (cost $23,512,102)	23,512,102
Total Investments (cost $1,376,102,496)		$ 1,550,616,435
Receivable for investments sold		3,096,945
Receivable for fund shares sold		2,387,894
Dividends receivable		27,878
Distributions receivable from Fidelity Central Funds		83,053
Prepaid expenses		6,519
Other receivables		332,497
Total assets		1,556,551,221

Liabilities
Payable for fund shares redeemed	$ 3,233,655
Accrued management fee	866,875
Distribution and service plan fees payable	10,527
Other affiliated payables	377,917
Other payables and accrued expenses	169,026
Collateral on securities loaned, at value	7,655,750
Total liabilities		12,313,750

Net Assets		$ 1,544,237,471
Net Assets consist of:
Paid in capital		$ 1,349,632,104
Undistributed net investment income		15,589,239
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		4,502,101
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		174,514,027
Net Assets		$ 1,544,237,471

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,807,740 ÷ 542,844 shares)	$ 27.28

Maximum offering price per share (100/94.25 of $27.28)	$ 28.94
Class T: Net Asset Value and redemption price per share ($5,280,845 ÷ 194,657 shares)	$ 27.13

Maximum offering price per share (100/96.50 of $27.13)	$ 28.11
Class B: Net Asset Value and offering price per share ($1,801,156 ÷ 66,865 shares)A	$ 26.94

Class C: Net Asset Value and offering price per share ($5,229,585 ÷ 194,711 shares)A	$ 26.86

China Region: Net Asset Value, offering price and redemption price per share ($1,515,083,763 ÷ 55,117,459 shares)	$ 27.49

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,034,382 ÷ 74,075 shares)	$ 27.46

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fund Name
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 51,665,043
Interest		492
Income from Fidelity Central Funds		1,152,119
Income before foreign taxes withheld		52,817,654
Less foreign taxes withheld		(5,194,113)
Total income		47,623,541

Expenses
Management fee	$ 14,146,741
Transfer agent fees	4,525,375
Distribution and service plan fees	161,388
Accounting and security lending fees	885,629
Custodian fees and expenses	889,163
Independent trustees' compensation	11,248
Registration fees	120,675
Audit	77,247
Legal	8,300
Interest	23,240
Miscellaneous	22,470
Total expenses before reductions	20,871,476
Expense reductions	(1,099,159)	19,772,317
Net investment income (loss)		27,851,224
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	125,171,768
Foreign currency transactions	(727,560)
Total net realized gain (loss)		124,444,208
Change in net unrealized appreciation (depreciation) on: Investment securities	(389,938,527)
Assets and liabilities in foreign currencies	138
Total change in net unrealized appreciation (depreciation)		(389,938,389)
Net gain (loss)		(265,494,181)
Net increase (decrease) in net assets resulting from operations		$ (237,642,957)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 27,851,224	$ 25,698,168
Net realized gain (loss)	124,444,208	87,056,704
Change in net unrealized appreciation (depreciation)	(389,938,389)	253,069,337
Net increase (decrease) in net assets resulting from operations	(237,642,957)	365,824,209
Distributions to shareholders from net investment income	(25,544,611)	(17,788,313)
Distributions to shareholders from net realized gain	(1,707,007)	(5,540,851)
Total distributions	(27,251,618)	(23,329,164)
Share transactions - net increase (decrease)	(353,944,406)	(341,589,636)
Redemption fees	551,160	1,093,238
Total increase (decrease) in net assets	(618,287,821)	1,998,647

Net Assets
Beginning of period	2,162,525,292	2,160,526,645
End of period (including undistributed net investment income of $15,589,239 and undistributed net investment income of $25,575,304, respectively)	$ 1,544,237,471	$ 2,162,525,292

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.61	$ 26.47	$ 16.67	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.33	.25	.30	.28
Net realized and unrealized gain (loss)	(4.33)	5.15	9.63	(12.91)
Total from investment operations	(4.00)	5.40	9.93	(12.63)
Distributions from net investment income	(.31)	(.20)	(.16)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.34)	(.27)	(.16)	-
Redemption fees added to paid in capital E	.01	.01	.03	.02
Net asset value, end of period	$ 27.28	$ 31.61	$ 26.47	$ 16.67
Total Return B,C,D	(12.79)%	20.54%	60.41%	(43.07)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.37%	1.38%	1.39%	1.44% A
Expenses net of fee waivers, if any	1.37%	1.38%	1.39%	1.44% A
Expenses net of all reductions	1.31%	1.31%	1.31%	1.30% A
Net investment income (loss)	1.07%	.91%	1.27%	2.63% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,808	$ 16,047	$ 11,842	$ 340
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class T

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.48	$ 26.40	$ 16.65	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.25	.18	.23	.26
Net realized and unrealized gain (loss)	(4.32)	5.13	9.64	(12.91)
Total from investment operations	(4.07)	5.31	9.87	(12.65)
Distributions from net investment income	(.27)	(.18)	(.14)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.29) J	(.24) K	(.14)	-
Redemption fees added to paid in capital E	.01	.01	.02	.02
Net asset value, end of period	$ 27.13	$ 31.48	$ 26.40	$ 16.65
Total Return B,C,D	(13.04)%	20.27%	59.92%	(43.14)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.63%	1.64%	1.66%	1.68% A
Expenses net of fee waivers, if any	1.63%	1.64%	1.66%	1.68% A
Expenses net of all reductions	1.57%	1.58%	1.58%	1.53% A
Net investment income (loss)	.81%	.64%	1.00%	2.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,281	$ 6,070	$ 3,139	$ 107
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Total distributions of $.29 per share is comprised of distributions from net investment income of $.268 and distributions from net realized gain of $.025 per share. K Total distributions of $.24 per share is comprised of distributions from net investment income of $.177 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.23	$ 26.28	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.10	.04	.12	.20
Net realized and unrealized gain (loss)	(4.29)	5.09	9.63	(12.89)
Total from investment operations	(4.19)	5.13	9.75	(12.69)
Distributions from net investment income	(.08)	(.12)	(.10)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.11)	(.19)	(.10)	-
Redemption fees added to paid in capital E	.01	. 01.02		.02
Net asset value, end of period	$ 26.94	$ 31.23	$ 26.28	$ 16.61
Total Return B,C,D	(13.45)%	19.63%	59.16%	(43.27)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.14%	2.15%	2.17% A
Expenses net of fee waivers, if any	2.12%	2.14%	2.15%	2.17% A
Expenses net of all reductions	2.06%	2.08%	2.06%	2.02% A
Net investment income (loss)	.32%	.14%	.51%	1.91% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,801	$ 2,496	$ 1,915	$ 155
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Class C

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 31.19	$ 26.25	$ 16.61	$ 29.28
Income from Investment Operations
Net investment income (loss) E	.10	.04	.12	.20
Net realized and unrealized gain (loss)	(4.28)	5.09	9.62	(12.89)
Total from investment operations	(4.18)	5.13	9.74	(12.69)
Distributions from net investment income	(.13)	(.13)	(.12)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.16)	(.20)	(.12)	-
Redemption fees added to paid in capital E	.01	.01	.02	.02
Net asset value, end of period	$ 26.86	$ 31.19	$ 26.25	$ 16.61
Total Return B,C,D	(13.46)%	19.66%	59.18%	(43.27)%
Ratios to Average Net Assets F,I
Expenses before reductions	2.12%	2.14%	2.15%	2.13% A
Expenses net of fee waivers, if any	2.12%	2.14%	2.15%	2.13% A
Expenses net of all reductions	2.06%	2.07%	2.07%	1.98% A
Net investment income (loss)	.32%	.15%	.51%	1.95% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,230	$ 5,938	$ 3,806	$ 233
Portfolio turnover rate G	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - China Region

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 31.81	$ 26.55	$ 16.69	$ 41.52	$ 22.94
Income from Investment Operations
Net investment income (loss) B	.44	.34	.33	.39	.46
Net realized and unrealized gain (loss)	(4.37)	5.18	9.68	(20.42)	18.58
Total from investment operations	(3.93)	5.52	10.01	(20.03)	19.04
Distributions from net investment income	(.38)	(.21)	(.17)	(.32)	(.29)
Distributions from net realized gain	(.03)	(.07)	-	(4.53)	(.20)
Total distributions	(.40) F	(.27) G	(.17)	(4.85)	(.49)
Redemption fees added to paid in capital B	.01	.01	.02	.05	.03
Net asset value, end of period	$ 27.49	$ 31.81	$ 26.55	$ 16.69	$ 41.52
Total Return A	(12.52)%	20.97%	60.77%	(53.75)%	84.73%
Ratios to Average Net Assets C,E
Expenses before reductions	1.04%	1.06%	1.12%	1.11%	1.08%
Expenses net of fee waivers, if any	1.04%	1.06%	1.12%	1.11%	1.08%
Expenses net of all reductions	.98%	1.00%	1.03%	.96%	.92%
Net investment income (loss)	1.40%	1.22%	1.54%	1.45%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,515,084	$ 2,130,070	$ 2,138,141	$ 740,289	$ 2,044,527
Portfolio turnover rate D	87%	57%	88%	133%	173%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F Total distributions of $.40 per share is comprised of distributions from net investment income of $.376 and distributions from net realized gain of $.025 per share. G Total distributions of $.27 per share is comprised of distributions from net investment income of $.209 and distributions from net realized gain of $.065 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010	2009	2008 G
Selected Per-Share Data
Net asset value, beginning of period	$ 31.79	$ 26.55	$ 16.70	$ 29.28
Income from Investment Operations
Net investment income (loss) D	.43	.33	.37	.34
Net realized and unrealized gain (loss)	(4.37)	5.18	9.64	(12.94)
Total from investment operations	(3.94)	5.51	10.01	(12.60)
Distributions from net investment income	(.37)	(.22)	(.18)	-
Distributions from net realized gain	(.03)	(.07)	-	-
Total distributions	(.40)	(.28) I	(.18)	-
Redemption fees added to paid in capital D	.01	.01	.02	.02
Net asset value, end of period	$ 27.46	$ 31.79	$ 26.55	$ 16.70
Total Return B,C	(12.56)%	20.92%	60.78%	(42.96)%
Ratios to Average Net Assets E,H
Expenses before reductions	1.06%	1.11%	1.08%	1.05% A
Expenses net of fee waivers, if any	1.06%	1.11%	1.08%	1.05% A
Expenses net of all reductions	1.01%	1.04%	1.00%	.91% A
Net investment income (loss)	1.38%	1.18%	1.58%	3.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,034	$ 1,904	$ 1,684	$ 60
Portfolio turnover rate F	87%	57%	88%	133%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I Total distributions of $.28 per share is comprised of distributions from net investment income of $.216 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity China Region Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, China Region, and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, deferred trustees compensation, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 225,517,453
Gross unrealized depreciation	(65,204,838)
Net unrealized appreciation (depreciation) on securities and other investments	$ 160,312,615

Tax Cost	$ 1,390,303,820

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 15,589,243
Undistributed long-term capital gain	$ 18,703,425
Net unrealized appreciation (depreciation)	$ 160,312,703

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 27,251,618	$ 23,329,164

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,708,508,008 and $2,005,473,744, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 43,649	$ 1,347
Class T	.25%	.25%	31,332	-
Class B	.75%	.25%	23,294	17,555
Class C	.75%	.25%	63,113	18,988
			$ 161,388	$ 37,890

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 27,851
Class T	4,413
Class B*	6,044
Class C*	2,133
$ 40,441

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 53,201.31
Class T	19,843.32
Class B	7,069.30
Class C	19,240.31
China Region	4,421,467.23
Institutional Class	4,555.25
	$ 4,525,375

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $222 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 16,084,375.34%		$ 1,206

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,361 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund

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7. Security Lending - continued

on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,097,622, including $2,921 from securities loaned to FCM.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $347,907,000. The weighted average interest rate was .57%. The interest expense amounted to $22,034 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $1,098,595 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund' expenses by $564.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Class A	$ 172,777	$ 99,129
Class T	55,512	24,223
Class B	6,583	9,817
Class C	25,937	22,748
China Region	25,262,487	17,620,183
Institutional Class	21,315	12,213
Total	$ 25,544,611	$ 17,788,313
From net realized gain
Class A	$ 13,756	$ 32,057
Class T	5,178	8,895
Class B	2,007	5,146
Class C	4,950	11,118
China Region	1,679,687	5,479,960
Institutional Class	1,429	3,675
Total	$ 1,707,007	$ 5,540,851

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class A
Shares sold	281,861	342,123	$ 8,932,867	$ 9,544,171
Reinvestment of distributions	5,327	4,199	172,528	118,611
Shares redeemed	(251,952)	(286,153)	(7,835,006)	(7,654,399)
Net increase (decrease)	35,236	60,169	$ 1,270,389	$ 2,008,383

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Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Class T
Shares sold	75,956	132,233	$ 2,390,903	$ 3,681,750
Reinvestment of distributions	1,832	1,158	59,161	32,661
Shares redeemed	(75,948)	(59,475)	(2,353,550)	(1,609,136)
Net increase (decrease)	1,840	73,916	$ 96,514	$ 2,105,275
Class B
Shares sold	8,058	41,380	$ 255,784	$ 1,126,249
Reinvestment of distributions	239	486	7,684	13,648
Shares redeemed	(21,353)	(34,810)	(653,889)	(913,219)
Net increase (decrease)	(13,056)	7,056	$ (390,421)	$ 226,678
Class C
Shares sold	88,544	121,441	$ 2,766,692	$ 3,346,120
Reinvestment of distributions	892	1,162	28,631	32,596
Shares redeemed	(85,136)	(77,220)	(2,585,147)	(2,041,365)
Net increase (decrease)	4,300	45,383	$ 210,176	$ 1,337,351
China Region
Shares sold	12,355,142	29,402,822	$ 393,844,409	$ 826,039,335
Reinvestment of distributions	794,988	782,007	25,868,885	22,169,887
Shares redeemed	(24,993,159)	(43,745,336)	(775,253,396)	(1,195,393,614)
Net increase (decrease)	(11,843,029)	(13,560,507)	$ (355,540,102)	$ (347,184,392)
Institutional Class
Shares sold	53,728	53,076	$ 1,636,945	$ 1,486,647
Reinvestment of distributions	607	500	19,735	14,160
Shares redeemed	(40,146)	(57,102)	(1,247,642)	(1,583,738)
Net increase (decrease)	14,189	(3,526)	$ 409,038	$ (82,931)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity China Region Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity China Region Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity China Region Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity China Region Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/5/11	12/2/11	$0.306	$0.339

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2011, $30,167,882 or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 48% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/10	$0.460	$0.0624

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity China Region Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of the retail class and Class B of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of the retail class and Class B show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on one-year performance), respectively.

Fidelity China Region Fund

The Board noted that the investment performance of the retail class of the fund compared favorably to its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity China Region Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.,
Boston, MA

AHKCI-UANN-1211
1.861450.103

Fidelity®

Emerging Markets
Fund -

Class K

Annual Report

October 31, 2011

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class K A	-12.17%	2.32%	14.74%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Emerging Markets Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Emerging Markets Fund - Class K on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® Emerging Markets Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Robert von Rekowsky, Portfolio Manager of Fidelity® Emerging Markets Fund: During the year, the fund's Class K shares returned -12.17%, well behind the MSCI index. Relative performance was hurt the most by stock selection in energy, consumer staples and financials, followed by positioning in industrials and information technology. Geographically, security selection in China, India and South Africa weighed on the fund's results. Untimely ownership of wireless carrier and benchmark component China Mobile made it the fund's largest individual detractor. Similarly, underweighting Russian energy firm Gazprom when its stock was advancing early in the period dampened performance. Other key detractors were pork producer China Yurun Food Group - which I sold - and Turkish bank Turkiye Garanti Bankasi. Conversely, my picks in materials and positioning in the automobiles/components segment of consumer discretionary added value. Geographically, stock picking in Brazil and South Korea helped. Russian natural gas producer NOVATEK acquired additional acreage and added new customers, which bolstered its stock. Performance also benefited from Thai wireless carrier Advanced Info Service, as well as Korean automakers Kia Motors and Hyundai Motor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Emerging Markets Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Emerging Markets	1.05%
Actual		$ 1,000.00	$ 798.50	$ 4.76
Hypothetical A		$ 1,000.00	$ 1,019.91	$ 5.35
Class K	.84%
Actual		$ 1,000.00	$ 799.40	$ 3.81
Hypothetical A		$ 1,000.00	$ 1,020.97	$ 4.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Emerging Markets Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Korea (South)	20.5%
Brazil	14.8%
China	7.9%
Taiwan	6.7%
Russia	5.9%
Hong Kong	5.6%
Indonesia	5.4%
Thailand	4.3%
India	4.3%
Other	24.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Korea (South)	16.6%
Brazil	14.5%
Taiwan	10.6%
Russia	9.1%
China	8.7%
South Africa	5.1%
Indonesia	4.6%
India	4.5%
Cayman Islands	3.6%
Other	22.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.2	97.8
Short-Term Investments and Net Other Assets	1.8	2.2
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Semiconductors & Semiconductor Equipment)	4.3	2.5
China Mobile (Hong Kong) Ltd. (Hong Kong, Wireless Telecommunication Services)	2.4	0.0
Hyundai Motor Co. (Korea (South), Automobiles)	2.2	1.7
Banco Bradesco SA (PN) sponsored ADR (Brazil, Commercial Banks)	2.1	1.5
Petroleo Brasileiro SA - Petrobras (PN) (Brazil, Oil, Gas & Consumable Fuels)	2.0	2.1
CNOOC Ltd. (Hong Kong, Oil, Gas & Consumable Fuels)	1.9	1.6
China Construction Bank Corp. (H Shares) (China, Commercial Banks)	1.5	1.6
OAO NOVATEK GDR (Russia, Oil, Gas & Consumable Fuels)	1.5	0.8
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.5	1.3
Vale SA (PN-A) sponsored ADR (Brazil, Metals & Mining)	1.5	2.1
	20.9
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.3	23.8
Energy	13.7	15.4
Information Technology	11.5	13.4
Materials	11.4	16.3
Consumer Discretionary	10.7	8.2
Telecommunication Services	9.1	5.6
Industrials	7.7	6.7
Consumer Staples	5.8	5.5
Utilities	4.1	2.5
Health Care	0.9	0.4

Annual Report

Fidelity Emerging Markets Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Bailiwick of Jersey - 0.8%
Randgold Resources Ltd. sponsored ADR	236,900	$ 25,957,133
Bermuda - 1.5%
Cheung Kong Infrastructure Holdings Ltd.	3,450,000	18,480,673
CNPC (Hong Kong) Ltd.	11,710,000	16,403,167
Great Eagle Holdings Ltd.	3,869,888	8,594,768
NWS Holdings Ltd.	6,136,000	9,304,472
TOTAL BERMUDA		52,783,080
Brazil - 14.8%
Banco Bradesco SA (PN) sponsored ADR	3,929,450	71,515,990
Banco do Estado do Rio Grande do Sul SA	1,982,300	20,894,264
BR Malls Participacoes SA	1,833,700	19,808,488
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	1,241,500	41,863,380
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	872,800	23,939,483
Companhia de Saneamento de Minas Gerais	308,900	5,799,520
Eletropaulo Metropolitana SA (PN-B)	1,139,200	20,432,891
Embraer SA sponsored ADR	526,400	14,644,448
Gol Linhas Aereas Inteligentes SA sponsored ADR (d)	2,014,300	16,154,686
Klabin SA (PN) (non-vtg.)	942,700	3,469,522
Localiza Rent A Car SA	397,500	6,006,944
Marcopolo SA (PN)	1,689,600	7,477,848
Mills Estruturas e Servicos de Engenharia SA	414,000	4,134,696
Multiplus SA	638,000	10,774,517
OGX Petroleo e Gas Participacoes SA (a)	4,250,600	35,149,383
Petroleo Brasileiro SA - Petrobras:
(PN) (non-vtg.)	778,300	9,663,031
(PN) sponsored ADR (d)	2,288,939	57,887,267
Qualicorp SA	656,400	6,001,328
Tegma Gestao Logistica	989,700	12,852,498
Telefonica Brasil SA sponsored ADR (a)	545,600	15,833,312
TIM Participacoes SA sponsored ADR (d)	1,252,433	32,613,355
Ultrapar Participacoes SA	1,053,900	18,780,189
Vale SA (PN-A) sponsored ADR (d)	2,104,698	49,670,873
TOTAL BRAZIL		505,367,913
British Virgin Islands - 0.5%
Mail.ru Group Ltd.:
GDR (a)(e)	442,500	15,244,125
GDR (Reg. S)	40,000	1,378,000
TOTAL BRITISH VIRGIN ISLANDS		16,622,125
Canada - 1.7%
Eldorado Gold Corp.	1,323,011	24,858,300
First Quantum Minerals Ltd.	902,200	18,924,615
Petrominerales Ltd.	535,800	14,136,069
TOTAL CANADA		57,918,984

	Shares	Value
Cayman Islands - 3.4%
Belle International Holdings Ltd.	4,769,000	$ 9,353,091
Central China Real Estate Ltd.	14,310,208	3,231,432
China Shanshui Cement Group Ltd.	24,730,000	18,942,593
Country Garden Holdings Co. Ltd.	36,851,000	14,590,703
Eurasia Drilling Co. Ltd. GDR (Reg. S)	808,700	19,085,320
EVA Precision Industrial Holdings Ltd.	37,790,000	9,759,311
Haitian International Holdings Ltd.	7,200,000	6,397,165
Shenguan Holdings Group Ltd.	20,996,000	11,280,218
Silver Base Group Holdings Ltd.	10,311,000	10,981,105
SOHO China Ltd.	19,398,500	13,830,520
TOTAL CAYMAN ISLANDS		117,451,458
Chile - 1.1%
CFR Pharmaceuticals SA	61,972,153	14,672,459
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,068,744	21,158,932
TOTAL CHILE		35,831,391
China - 7.9%
Baidu.com, Inc. sponsored ADR (a)	128,493	18,012,149
China Communications Construction Co. Ltd. (H Shares)	23,514,000	17,735,585
China Communications Services Corp. Ltd. (H Shares)	34,218,000	15,780,865
China Construction Bank Corp. (H Shares)	69,680,000	51,196,353
China Minsheng Banking Corp. Ltd. (H Shares)	34,434,500	28,050,993
China National Building Materials Co. Ltd. (H Shares)	11,408,000	14,612,572
China Pacific Insurance Group Co. Ltd. (H Shares)	3,380,000	10,372,170
China Petroleum & Chemical Corp.:
(H Shares)	17,218,000	16,283,585
sponsored ADR (H Shares) (d)	146,200	13,801,280
China Southern Airlines Ltd. (H Shares) (a)	25,102,000	14,008,430
Great Wall Motor Co. Ltd. (H Shares)	11,136,500	15,122,391
Harbin Power Equipment Co. Ltd. (H Shares)	18,078,000	18,217,886
SINA Corp. (a)(d)	116,700	9,486,543
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares)	27,388,000	10,055,483
Yantai Changyu Pioneer Wine Co. (B Shares)	1,485,046	16,708,233
TOTAL CHINA		269,444,518
Czech Republic - 1.7%
Ceske Energeticke Zavody AS	745,000	31,506,316
Komercni Banka AS (d)	77,600	14,966,424
Philip Morris CR A/S	14,961	9,823,594
TOTAL CZECH REPUBLIC		56,296,334
Common Stocks - continued
	Shares	Value
Egypt - 0.5%
Commercial International Bank Ltd. sponsored GDR	3,875,292	$ 17,121,040
Georgia - 0.2%
Bank of Georgia GDR (Reg. S)	480,001	6,120,013
Hong Kong - 5.6%
China Insurance International Holdings Co. Ltd. (a)	7,614,400	16,512,282
China Mobile (Hong Kong) Ltd.	8,497,500	80,763,144
China Power International Development Ltd.	77,054,000	16,304,575
CNOOC Ltd.	28,270,000	53,440,471
CNOOC Ltd. sponsored ADR	66,600	12,561,426
Dah Chong Hong Holdings Ltd.	5,870,000	7,128,738
Lenovo Group Ltd.	6,000,000	4,033,827
TOTAL HONG KONG		190,744,463
Hungary - 0.1%
Magyar Telekom PLC	1,380,700	3,213,188
India - 4.3%
Bank of Baroda	1,412,618	22,273,590
Bharti Airtel Ltd.	2,706,596	21,676,370
Housing Development Finance Corp. Ltd.	2,541,720	35,769,191
Indian Overseas Bank	5,515,424	11,558,726
ITC Ltd.	3,000	13,085
Jain Irrigation Systems Ltd.	396,112	1,009,312
Punjab National Bank	357,790	7,288,721
Tata Consultancy Services Ltd.	1,174,258	26,711,783
Tata Steel Ltd.	763,513	7,518,629
Ultratech Cement Ltd.	551,743	13,027,163
TOTAL INDIA		146,846,570
Indonesia - 5.4%
PT Astra International Tbk	5,076,500	39,143,633
PT Bank Negara Indonesia (Persero) Tbk	35,632,000	15,968,902
PT Bank Rakyat Indonesia Tbk	55,677,500	41,860,950
PT Bank Tabungan Negara Tbk	53,925,000	8,680,322
PT Bumi Serpong Damai Tbk	79,655,400	8,196,748
PT Ciputra Development Tbk	98,853,500	5,420,035
PT Gadjah Tunggal Tbk	18,599,500	5,687,694
PT Indofood Sukses Makmur Tbk	27,011,500	16,034,011
PT Indosat Tbk	26,279,700	15,739,594
PT Summarecon Agung Tbk	33,004,500	4,319,137
PT Tower Bersama Infrastructure Tbk	40,320,000	9,383,810
PT XL Axiata Tbk	26,029,500	14,558,032
TOTAL INDONESIA		184,992,868
Israel - 0.5%
Check Point Software Technologies Ltd. (a)	269,700	15,542,811
Kazakhstan - 0.5%
KazMunaiGas Exploration & Production JSC (Reg. S) GDR	1,026,911	17,436,949

	Shares	Value
Korea (South) - 20.5%
BS Financial Group, Inc. (a)	1,415,610	$ 15,522,126
Cheil Worldwide, Inc.	840,500	13,711,056
CJ CheilJedang Corp.	19,462	5,350,808
CJ Corp.	287,603	20,528,220
Daum Communications Corp.	84,360	10,182,462
Doosan Co. Ltd.	163,632	20,613,962
GS Holdings Corp.	374,573	21,495,552
Hana Financial Group, Inc.	877,450	31,228,556
Hankook Tire Co. Ltd.	297,050	11,812,263
Hyundai Department Store Co. Ltd.	149,034	21,288,130
Hyundai Fire & Marine Insurance Co. Ltd.	374,910	10,815,329
Hyundai Heavy Industries Co. Ltd.	116,377	30,975,757
Hyundai Hysco Co. Ltd.	363,390	14,014,139
Hyundai Mobis	125,135	35,678,966
Hyundai Motor Co.	364,582	73,148,708
Industrial Bank of Korea	2,000,080	26,159,697
Kia Motors Corp.	525,566	33,569,327
Korea Zinc Co. Ltd.	36,246	10,584,368
KT&G Corp.	552,295	34,420,497
LG Chemical Ltd.	40	12,859
LIG Non-Life Insurance Co. Ltd.	409,010	8,674,196
Lotte Samkang Co. Ltd.	13,049	3,889,466
Nong Shim Co. Ltd.	76,098	14,856,286
Paradise Co. Ltd.	1,823,471	12,767,880
Samsung Card Co. Ltd.	400,740	14,960,937
Samsung Electronics Co. Ltd.	171,704	147,261,904
Shinhan Financial Group Co. Ltd.	1,012,890	40,200,111
SK Chemicals Co. Ltd.	208,337	13,278,653
TOTAL KOREA (SOUTH)		697,002,215
Luxembourg - 0.7%
Millicom International Cellular SA (depositary receipt)	217,800	24,003,083
Malaysia - 0.7%
Axiata Group Bhd	14,916,300	23,576,047
Mauritius - 0.0%
Golden Agri-Resources Ltd.	20,000	10,235
Mexico - 0.3%
Embotelladoras Arca SAB de CC	2,439,900	11,576,572
Netherlands - 0.2%
Yandex NV	260,800	7,177,216
Nigeria - 0.4%
Guaranty Trust Bank PLC GDR (Reg. S)	2,921,542	13,439,093
Panama - 0.5%
Copa Holdings SA Class A	251,300	17,357,291
Peru - 0.8%
Compania de Minas Buenaventura SA sponsored ADR	626,941	25,660,695
Philippines - 0.2%
Globe Telecom, Inc.	317,770	6,775,019
Common Stocks - continued
	Shares	Value
Poland - 0.7%
Polska Grupa Energetyczna SA	2,066,054	$ 12,732,568
TVN SA	2,646,117	10,591,457
TOTAL POLAND		23,324,025
Qatar - 0.1%
Commercial Bank of Qatar GDR (Reg. S)	463,393	2,125,277
Russia - 5.9%
Cherkizovo Group OJSC GDR (a)	488,565	6,813,728
Lukoil Oil Co. sponsored ADR	675,221	38,960,252
Mostotrest OAO (a)	667,332	3,836,000
Gazprom OAO sponsored ADR	1,876,580	21,787,094
NOVATEK OAO GDR	360,758	50,650,423
Rosneft Oil Co. OJSC GDR (Reg. S)	1,212,900	8,629,784
Sberbank of Russia (f)	15,364,500	41,692,026
TNK-BP Holding	713,700	1,952,700
Uralkali JSC GDR (Reg. S)	581,400	25,232,760
TOTAL RUSSIA		199,554,767
Singapore - 0.2%
Sakari Resources Ltd.	4,225,000	7,889,375
Wilmar International Ltd.	2,000	8,633
TOTAL SINGAPORE		7,898,008
South Africa - 2.6%
African Bank Investments Ltd.	4,696,699	20,381,577
Foschini Ltd.	1,662,721	20,980,165
Imperial Holdings Ltd.	794,700	11,765,842
Life Healthcare Group Holdings Ltd.	5,279,500	12,845,677
Mr Price Group Ltd.	1,330,900	12,812,111
Northam Platinum Ltd.	2,277,300	8,823,630
TOTAL SOUTH AFRICA		87,609,002
Taiwan - 6.7%
Catcher Technology Co. Ltd.	3,820,000	21,283,155
Chroma ATE, Inc.	4,069,786	8,120,092
Formosa Chemicals & Fibre Corp.	10,000	28,941
Formosa Plastics Corp.	9,830,000	28,910,933
Hotai Motor Co. Ltd.	414,000	1,801,067
HTC Corp.	1,105,305	24,840,130
Kinsus Interconnect Technology Corp.	3,034,000	10,478,835
Leofoo Development Co. Ltd. (a)	5,753,000	3,786,567
President Chain Store Corp.	3,024,000	16,815,669
SIMPLO Technology Co. Ltd.	1,341,900	7,895,964
Taishin Financial Holdings Co. Ltd.	62,126,146	26,305,333
Taiwan Cement Corp.	21,754,599	27,168,905
Taiwan Semiconductor Manufacturing Co. Ltd.	20,709,447	50,466,367
TOTAL TAIWAN		227,901,958

	Shares	Value
Thailand - 4.3%
Advanced Info Service PCL (For. Reg.)	7,944,600	$ 33,377,793
Asian Property Development PCL (For. Reg.)	54,389,540	7,949,619
Bangkok Expressway PCL (For.Reg.)	1,144,700	604,381
Banpu PCL (For. Reg.)	454,300	9,222,464
Charoen Pokphand Foods PCL (For. Reg.)	8,429,400	8,209,130
Krung Thai Bank PCL (For. Reg.)	22,145,500	10,836,877
PTT Global Chemical PCL (For. Reg.) (a)	1,402,718	2,957,922
PTT PCL (For. Reg.)	2,200,100	21,673,993
Siam Cement PCL (For. Reg.)	1,447,000	17,348,927
Siam Commercial Bank PCL (For. Reg.)	9,328,700	35,288,571
Total Access Communication PCL (For. Reg.)	105,200	250,624
TOTAL THAILAND		147,720,301
Turkey - 1.5%
Aygaz AS	1,780,812	9,728,627
Koc Holding AS	2,227,630	7,961,895
Tofas Turk Otomobil Fabrikasi AS	2,747,735	10,628,875
Turkiye Garanti Bankasi AS	6,745,395	23,803,911
TOTAL TURKEY		52,123,308
United Kingdom - 0.7%
International Personal Finance PLC	1,716,532	7,569,364
Kazakhmys PLC	1,130,800	16,867,075
TOTAL UNITED KINGDOM		24,436,439
United States of America - 0.7%
Cognizant Technology Solutions Corp. Class A (a)	236,400	17,198,100
Freeport-McMoRan Copper & Gold, Inc.	164,500	6,622,770
TOTAL UNITED STATES OF AMERICA		23,820,870
TOTAL COMMON STOCKS (Cost $3,014,558,536)		3,342,782,259
Money Market Funds - 4.0%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	52,706,240	$ 52,706,240
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	85,082,139	85,082,139
TOTAL MONEY MARKET FUNDS (Cost $137,788,379)		137,788,379
TOTAL INVESTMENT PORTFOLIO - 102.2% (Cost $3,152,346,915)	3,480,570,638
NET OTHER ASSETS (LIABILITIES) - (2.2)%	(74,864,960)
NET ASSETS - 100%	$ 3,405,705,678
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $15,244,125 or 0.4% of net assets.

(f) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 51,246
Fidelity Securities Lending Cash Central Fund	1,194,501
Total	$ 1,245,747
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Korea (South)	$ 697,002,215	$ -	$ 697,002,215	$ -
Brazil	505,367,913	505,367,913	-	-
China	269,444,518	41,299,972	228,144,546	-
Taiwan	227,901,958	-	227,901,958	-
Russia	199,554,767	199,554,767	-	-
Hong Kong	190,744,463	12,561,426	178,183,037	-
Indonesia	184,992,868	-	184,992,868	-
Thailand	147,720,301	-	147,720,301	-
India	146,846,570	-	146,846,570	-
Other	773,206,686	590,573,178	182,633,508	-
Money Market Funds	137,788,379	137,788,379	-	-
Total Investments in Securities:	$ 3,480,570,638	$ 1,487,145,635	$ 1,993,425,003	$ -
Transfers from Level 1 to Level 2 during the period were $1,100,228,585.
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $300, 796,984 all of which will expire in fiscal 2017. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $79,492,037) - See accompanying schedule: Unaffiliated issuers (cost $3,014,558,536)	$ 3,342,782,259
Fidelity Central Funds (cost $137,788,379)	137,788,379
Total Investments (cost $3,152,346,915)		$ 3,480,570,638
Cash		357,405
Foreign currency held at value (cost $4,182,807)		4,270,284
Receivable for investments sold		69,771,938
Receivable for fund shares sold		2,882,330
Dividends receivable		5,926,684
Distributions receivable from Fidelity Central Funds		15,956
Prepaid expenses		15,477
Other receivables		2,769,652
Total assets		3,566,580,364

Liabilities
Regular delivery
Payable for investments purchased	$ 64,620,126
Delayed delivery	1,292,781
Payable for fund shares redeemed	6,685,204
Accrued management fee	1,979,929
Other affiliated payables	812,583
Other payables and accrued expenses	401,924
Collateral on securities loaned, at value	85,082,139
Total liabilities		160,874,686

Net Assets		$ 3,405,705,678
Net Assets consist of:
Paid in capital		$ 3,393,247,624
Undistributed net investment income		36,916,001
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(352,312,880)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		327,854,933
Net Assets		$ 3,405,705,678

Statement of Assets and Liabilities - continued

October 31, 2011

Emerging Markets: Net Asset Value, offering price and redemption price per share ($2,907,884,482 ÷ 130,829,897 shares)	$ 22.23

Class K: Net Asset Value, offering price and redemption price per share ($497,821,196 ÷ 22,393,784 shares)	$ 22.23

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Emerging Markets Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 118,482,469
Interest		30,085
Income from Fidelity Central Funds		1,245,747
Income before foreign taxes withheld		119,758,301
Less foreign taxes withheld		(12,268,127)
Total income		107,490,174

Expenses
Management fee	$ 31,884,718
Transfer agent fees	9,712,570
Accounting and security lending fees	1,563,154
Custodian fees and expenses	2,995,129
Independent trustees' compensation	25,298
Registration fees	97,583
Audit	120,061
Legal	18,561
Interest	15,467
Miscellaneous	49,325
Total expenses before reductions	46,481,866
Expense reductions	(2,922,454)	43,559,412
Net investment income (loss)		63,930,762
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	291,148,406
Foreign currency transactions	(7,300,563)
Total net realized gain (loss)		283,847,843
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $4,553,235)	(873,553,653)
Assets and liabilities in foreign currencies	(483,123)
Total change in net unrealized appreciation (depreciation)		(874,036,776)
Net gain (loss)		(590,188,933)
Net increase (decrease) in net assets resulting from operations		$ (526,258,171)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 63,930,762	$ 44,633,525
Net realized gain (loss)	283,847,843	524,250,063
Change in net unrealized appreciation (depreciation)	(874,036,776)	400,552,581
Net increase (decrease) in net assets resulting from operations	(526,258,171)	969,436,169
Distributions to shareholders from net investment income	(49,437,799)	(23,159,233)
Distributions to shareholders from net realized gain	(24,690,435)	(26,416,955)
Total distributions	(74,128,234)	(49,576,188)
Share transactions - net increase (decrease)	(859,245,695)	23,065,054
Redemption fees	1,366,825	1,389,036
Total increase (decrease) in net assets	(1,458,265,275)	944,314,071

Net Assets
Beginning of period	4,863,970,953	3,919,656,882
End of period (including undistributed net investment income of $36,916,001 and undistributed net investment income of $44,633,128, respectively)	$ 3,405,705,678	$ 4,863,970,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Emerging Markets

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 25.72	$ 20.68	$ 13.71	$ 37.55	$ 22.04
Income from Investment Operations
Net investment income (loss) B	.35	.23	.17	.42 E	.25
Net realized and unrealized gain (loss)	(3.48)	5.05	7.03	(22.73)	15.44
Total from investment operations	(3.13)	5.28	7.20	(22.31)	15.69
Distributions from net investment income	(.24)	(.12)	(.24)	(.19)	(.20)
Distributions from net realized gain	(.13)	(.14)	-	(1.37)	-
Total distributions	(.37)	(.25) G	(.24)	(1.56)	(.20)
Redemption fees added to paid in capital B	.01	.01	.01	.03	.02
Net asset value, end of period	$ 22.23	$ 25.72	$ 20.68	$ 13.71	$ 37.55
Total Return A	(12.33)%	25.76%	53.95%	(61.84)%	71.81%
Ratios to Average Net Assets C, F
Expenses before reductions	1.07%	1.14%	1.16%	1.07%	1.05%
Expenses net of fee waivers, if any	1.07%	1.14%	1.16%	1.07%	1.05%
Expenses net of all reductions	1.01%	1.09%	1.10%	1.02%	.99%
Net investment income (loss)	1.38%	1.00%	1.09%	1.47% E	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,907,884	$ 3,975,342	$ 3,649,582	$ 2,086,196	$ 6,609,045
Portfolio turnover rate D	122%	85%	88%	63%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Investment income per share reflects a special dividend which amounted to $.09 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.17%. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G Total distributions of $.25 per share is comprised of distributions from net investment income of $.116 and distributions from net realized gain of $.135 per share.

Financial Highlights - Class K

Years ended October 31,	2011	2010	2009	2008 H
Selected Per-Share Data
Net asset value, beginning of period	$ 25.75	$ 20.69	$ 13.72	$ 31.99
Income from Investment Operations
Net investment income (loss) D	.40	.28	.22	.15 G
Net realized and unrealized gain (loss)	(3.48)	5.05	7.02	(18.43)
Total from investment operations	(3.08)	5.33	7.24	(18.28)
Distributions from net investment income	(.32)	(.15)	(.28)	-
Distributions from net realized gain	(.13)	(.14)	-	-
Total distributions	(.45)	(.28) J	(.28)	-
Redemption fees added to paid in capital D	.01	.01	.01	.01
Net asset value, end of period	$ 22.23	$ 25.75	$ 20.69	$ 13.72
Total Return B, C	(12.17)%	26.03%	54.44%	(57.11)%
Ratios to Average Net Assets E, I
Expenses before reductions	.87%	.90%	.91%	.92% A
Expenses net of fee waivers, if any	.87%	.90%	.91%	.92% A
Expenses net of all reductions	.80%	.84%	.84%	.87% A
Net investment income (loss)	1.58%	1.24%	1.35%	2.02% A, G
Supplemental Data
Net assets, end of period (000 omitted)	$ 497,821	$ 888,629	$ 270,075	$ 87,427
Portfolio turnover rate F	122%	85%	88%	63%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G Investment income per share reflects a special dividend which amounted to $.02 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.71%. H For the period May 9, 2008 (commencement of sale of shares) to October 31, 2008. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J Total distributions of $.28 per share is comprised of distributions from net investment income of $.148 and distributions from net realized gain of $.135 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Emerging Markets Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Emerging Markets and Class K shares each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 495,347,698
Gross unrealized depreciation	(218,639,870)
Net unrealized appreciation (depreciation) on securities and other investments	$ 276,707,828

Tax Cost	$ 3,203,862,810

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 36,916,395
Capital loss carryforward	$ (300,796,984)
Net unrealized appreciation (depreciation)	$ 276,339,038

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 74,128,234	$ 49,576,188

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $5,419,965,479 and $6,262,037,839, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Emerging Markets. FIIOC receives an asset based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Emerging Markets	$ 9,274,632.25
Class K	437,938.05
	$ 9,712,570

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,431 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 11,313,279.39%		$ 5,301

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14,312 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,194,501. During the period, there were no securities loaned to FCM.

9. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $26,847,381. The weighted average interest rate was .65%. The interest expense amounted to $10,166 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

10. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,922,033 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $421.

11. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010
From net investment income
Emerging Markets	$ 38,140,950	$ 21,030,807
Class K	11,296,849	2,128,426
Total	$ 49,437,799	$ 23,159,233
From net realized gain
Emerging Markets	$ 20,164,680	$ 24,475,486
Class K	4,525,755	1,941,469
Total	$ 24,690,435	$ 26,416,955

12. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010	2011	2010
Emerging Markets
Shares sold	35,985,818	69,154,267	$ 924,231,122	$ 1,590,197,264
Reinvestment of distributions	2,151,168	1,952,719	55,865,828	43,877,566
Shares redeemed	(61,852,310)	(92,999,725)	(1,567,144,468)	(2,095,951,354)
Net increase (decrease)	(23,715,324)	(21,892,739)	$ (587,047,518)	$ (461,876,524)
Class K
Shares sold	11,514,792	28,708,422	$ 289,925,357	$ 648,209,971
Reinvestment of distributions	610,205	181,368	15,822,605	4,069,895
Shares redeemed	(24,238,483)	(7,437,639)	(577,946,139)	(167,338,288)
Net increase (decrease)	(12,113,486)	21,452,151	$ (272,198,177)	$ 484,941,578

13. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Emerging Markets Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Emerging Markets Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	12/05/11	12/02/11	$0.350	-

Class K designates 79% of the dividend distributed in December during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.358 and $0.0586 for the dividend paid December 6, 2010.

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, as available, the cumulative total returns of Class K and the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Morningstar, Inc. as having an investment style similar to that of the fund based on underlying portfolio holdings. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Fidelity Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund (the class with the longer performance record) was in the third quartile for the one-year period and the fourth quartile for the three- and five-year periods. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance between the fund's classes reflect the variations in class expenses, which result in lower performance for the higher expense class. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Fidelity Emerging Markets Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.
FIL Investments (Japan) Limited
FIL Investment Advisors
FIL Investment Advisors
(U.K.) Limited
Fidelity Management & Research
(Hong Kong) Limited
Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional

Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodians

JPMorgan Chase Bank
New York, NY

Fidelity's International Equity Funds

Fidelity Canada Fund

Fidelity China Region Fund

Fidelity Diversified International Fund

Fidelity Emerging Asia Fund

Fidelity Emerging Europe, Middle East, Africa (EMEA) Fund

Fidelity Emerging Markets Fund

Fidelity Europe Capital Appreciation Fund

Fidelity Europe Fund

Fidelity Global Balanced Fund

Fidelity Global Commodity Stock Fund

Fidelity International Capital Appreciation Fund

Fidelity International Discovery Fund

Fidelity International Growth Fund

Fidelity International Small Cap Fund

Fidelity International Small Cap Opportunities Fund

Fidelity International Value Fund

Fidelity Japan Fund

Fidelity Japan Smaller Companies Fund

Fidelity Latin America Fund

Fidelity Nordic Fund

Fidelity Overseas Fund

Fidelity Pacific Basin Fund

Fidelity Total International Equity Fund

Fidelity Worldwide Fund

Corporate Headquarters

82 Devonshire Street
Boston, MA 02109
www.fidelity.com

EMF-K-UANN-1211
1.863014.103

Fidelity Advisor®

Japan

Fund - Class A, Class T, Class B, and Class C

Annual Report

October 31, 2011

Class A, Class T, Class B, and Class C are
classes of Fidelity® Japan Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge) A	-11.68%	-7.63%	1.62%
Class T (incl. 3.50% sales charge) B	-9.86%	-7.25%	1.83%
Class B (incl. contingent deferred sales charge) C	-11.46%	-6.97%	2.15%
Class C (incl. contingent deferred sales charge) D	-7.78%	-6.65%	2.16%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity® Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity Japan Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to December 14, 2010, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Class A, a class of the fund, on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period. The initial offering of Class A took place on December 14, 2010. See above for additional information regarding the performance of Class A.

Fidelity Advisor® Japan Fund - Class A
Tokyo Stock Price Index (TOPIX)
19,000
17,500
15,000
12,500
10,000
9,000
$ 7,600
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
$13,123
$11,748

Annual Report

Management's Discussion of Fund Performance

Market Recap: Beset by natural disaster and a fragile global economic climate, Japanese stocks were extremely volatile during the 12 months ending October 31, 2011. However, when the dust settled, share prices were essentially unchanged. For the year, the Tokyo Stock Price Index (TOPIX) returned -0.35%. Japanese equities mounted a strong advance during the first four months of the period, only to give back those gains and more within a few days following the mid-March tsunami and earthquake. Initially, the recovery from this plunge was relatively robust, as investors realized that supply and demand disruptions associated with the disaster would be resolved more quickly than originally feared. However, as the period progressed, Japanese stocks faced other challenges, such as the sovereign debt crisis in Europe and flood damage in Thailand. An appreciating yen - despite government intervention to contain it - aided Japanese equities quoted in U.S. dollars, while making it harder for Japanese exporters to remain competitive. The three smallest sectors within the index - energy, telecommunication services and consumer staples - were its strongest performers, each posting gains of more than 15%. By contrast, utilities sustained by far the biggest loss, weighed down by the company that owned the nuclear reactor damaged by the tsunami.

Comments from Rie Shigekawa, who became Portfolio Manager of Fidelity Advisor® Japan Fund on May 1, 2011: During the year, the fund's Class A, Class T, Class B and Class C shares returned -6.29%, -6.59%, -6.98% and -6.88%, respectively (excluding sales charges), significantly trailing the TOPIX. Positioning in consumer discretionary, information technology, industrials and telecommunication services detracted from performance versus the index. Video-game maker Nintendo was the largest individual detractor, as unimpressive software offerings for its latest game console resulted in disappointing earnings and a declining stock price. Automakers Honda and Toyota were hampered by extensive flooding in Thailand and further strength in the yen. Conversely, a large underweighting in utilities was beneficial, as this was the sector most hurt by the earthquake/tsunami. Positioning in consumer staples lifted performance as well. At the stock level, an overweighted stake in Japan Tobacco was the fund's largest contributor. Given the greater freedom it would provide for the firm's management, the market liked a proposal by the nation's ruling political party to sell the government's roughly 50% stake in the company. Software provider Otsuka and negligible exposure to Tokyo Electric Power, which owned the nuclear facility most devastated by the mid-March disaster, further added value. The fund did not own this security at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.19%
Actual		$ 1,000.00	$ 893.30	$ 5.68
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Class T	1.47%
Actual		$ 1,000.00	$ 891.30	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.48
Class B	1.92%
Actual		$ 1,000.00	$ 889.20	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.90%
Actual		$ 1,000.00	$ 890.10	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Japan	.84%
Actual		$ 1,000.00	$ 894.40	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Institutional Class	.78%
Actual		$ 1,000.00	$ 894.40	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan	96.3%
United States of America	3.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan	94.9%
United States of America	5.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	94.9
Short-Term Investments and Net Other Assets	3.7	5.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	5.6	3.5
Honda Motor Co. Ltd. (Automobiles)	3.9	1.6
Otsuka Corp. (IT Services)	3.4	0.0
Toshiba Corp. (Computers & Peripherals)	3.4	0.4
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	3.3	2.9
Japan Tobacco, Inc. (Tobacco)	3.3	0.0
Astellas Pharma, Inc. (Pharmaceuticals)	3.1	0.0
Canon, Inc. (Office Electronics)	3.0	4.1
Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	3.0	0.0
Fujitsu Ltd. (Computers & Peripherals)	2.8	0.4
	34.8
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.5	15.2
Consumer Discretionary	21.5	19.3
Financials	16.4	26.7
Consumer Staples	10.5	5.0
Materials	7.8	7.5
Industrials	7.4	18.9
Health Care	7.2	0.4
Telecommunication Services	2.1	1.9
Energy	1.1	0.0
Utilities	0.8	0.0

Annual Report

Fidelity Japan Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
CONSUMER DISCRETIONARY - 21.5%
Auto Components - 2.7%
Denso Corp.	243,000	$ 7,474,001
Yokohama Rubber Co. Ltd.	1,005,000	5,737,462
		13,211,463
Automobiles - 11.0%
Honda Motor Co. Ltd.	632,500	18,916,540
Suzuki Motor Corp.	335,300	7,112,335
Toyota Motor Corp.	816,300	27,105,263
		53,134,138
Household Durables - 2.5%
Funai Electric Co. Ltd.	136,800	2,689,100
Panasonic Corp.	943,400	9,538,137
		12,227,237
Leisure Equipment & Products - 0.9%
SHIMANO, Inc.	82,700	4,088,402
Media - 1.2%
Avex Group Holdings, Inc.	476,800	5,641,483
Multiline Retail - 2.1%
Marui Group Co. Ltd.	1,281,200	9,961,645
Specialty Retail - 0.8%
EDION Corp.	455,300	3,643,415
Textiles, Apparel & Luxury Goods - 0.3%
Asics Corp.	109,200	1,447,867
TOTAL CONSUMER DISCRETIONARY		103,355,650
CONSUMER STAPLES - 10.5%
Food & Staples Retailing - 2.1%
Lawson, Inc.	93,800	5,278,772
Seven & i Holdings Co., Ltd.	186,800	4,985,534
		10,264,306
Food Products - 2.2%
Nisshin Oillio Group Ltd.	1,206,000	5,392,785
Toyo Suisan Kaisha Ltd.	206,000	5,257,704
		10,650,489
Personal Products - 2.9%
Kao Corp.	189,600	4,974,672
Shiseido Co. Ltd.	480,800	8,801,385
		13,776,057
Tobacco - 3.3%
Japan Tobacco, Inc.	3,146	15,726,230
TOTAL CONSUMER STAPLES		50,417,082
ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
INPEX Corp.	808	5,335,164

	Shares	Value
FINANCIALS - 16.4%
Commercial Banks - 7.5%
Mitsubishi UFJ Financial Group, Inc.	3,695,800	$ 16,063,770
Sumitomo Mitsui Financial Group, Inc.	375,900	10,508,323
Sumitomo Mitsui Trust Holdings, Inc.	2,764,130	9,460,406
		36,032,499
Insurance - 1.4%
Tokio Marine Holdings, Inc.	284,300	6,779,854
Real Estate Investment Trusts - 3.0%
Frontier Real Estate Investment Corp.	844	7,319,723
Japan Logistics Fund, Inc.	856	7,377,960
		14,697,683
Real Estate Management & Development - 4.5%
Mitsui Fudosan Co. Ltd.	438,000	7,284,997
Nomura Real Estate Holdings, Inc.	881,600	14,213,755
		21,498,752
TOTAL FINANCIALS		79,008,788
HEALTH CARE - 7.2%
Health Care Equipment & Supplies - 1.5%
Terumo Corp.	144,500	7,342,989
Health Care Providers & Services - 1.6%
Message Co. Ltd.	2,320	7,503,564
Pharmaceuticals - 4.1%
Astellas Pharma, Inc.	413,300	15,117,730
Rohto Pharmaceutical Co. Ltd.	418,000	4,815,951
		19,933,681
TOTAL HEALTH CARE		34,780,234
INDUSTRIALS - 7.4%
Building Products - 1.3%
Daikin Industries Ltd.	211,300	6,253,951
Machinery - 1.2%
Makita Corp.	155,300	5,798,643
Road & Rail - 1.2%
Sankyu, Inc.	1,370,000	5,425,169
Trading Companies & Distributors - 3.7%
Mitsui & Co. Ltd.	609,100	8,890,662
Sumitomo Corp.	729,300	9,030,728
		17,921,390
TOTAL INDUSTRIALS		35,399,153
INFORMATION TECHNOLOGY - 21.5%
Computers & Peripherals - 6.2%
Fujitsu Ltd.	2,503,000	13,386,871
Toshiba Corp.	3,756,000	16,383,497
		29,770,368
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 6.3%
Daishinku Corp.	523,000	$ 1,781,434
Fujifilm Holdings Corp.	284,300	6,958,905
Horiba Ltd.	183,300	5,815,349
Mitsumi Electric Co. Ltd.	415,300	3,296,100
Shimadzu Corp.	1,468,000	12,499,033
		30,350,821
Internet Software & Services - 1.3%
Yahoo! Japan Corp.	19,727	6,336,334
IT Services - 3.4%
Otsuka Corp.	236,300	16,416,472
Office Electronics - 3.0%
Canon, Inc.	315,200	14,311,218
Semiconductors & Semiconductor Equipment - 0.6%
ROHM Co. Ltd.	59,600	3,037,095
Software - 0.7%
Nintendo Co. Ltd.	21,200	3,198,866
TOTAL INFORMATION TECHNOLOGY		103,421,174
MATERIALS - 7.8%
Chemicals - 6.6%
Asahi Kasei Corp.	944,000	5,598,953
JSP Corp.	61,600	904,290
Nippon Shokubai Co. Ltd.	331,000	3,376,378
Shin-Etsu Chemical Co., Ltd.	189,200	9,717,569
Toray Industries, Inc.	1,688,000	12,015,710
		31,612,900
Metals & Mining - 1.2%
Hitachi Metals Ltd.	520,000	5,898,166
TOTAL MATERIALS		37,511,066

	Shares	Value
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
NTT DoCoMo, Inc.	5,660	$ 10,053,689
UTILITIES - 0.8%
Gas Utilities - 0.8%
Osaka Gas Co. Ltd.	997,000	3,773,148
TOTAL COMMON STOCKS (Cost $539,552,123)		463,055,148
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.12% (a) (Cost $13,103,924)	13,103,924	13,103,924
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $552,656,047)	476,159,072
NET OTHER ASSETS (LIABILITIES) - 1.0%	5,031,379
NET ASSETS - 100%	$ 481,190,451
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,778
Fidelity Securities Lending Cash Central Fund	6,193
Total	$ 28,971
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 103,355,650	$ -	$ 103,355,650	$ -
Consumer Staples	50,417,082	-	50,417,082	-
Energy	5,335,164	-	5,335,164	-
Financials	79,008,788	-	79,008,788	-
Health Care	34,780,234	-	34,780,234	-
Industrials	35,399,153	-	35,399,153	-
Information Technology	103,421,174	-	103,421,174	-
Materials	37,511,066	-	37,511,066	-
Telecommunication Services	10,053,689	-	10,053,689	-
Utilities	3,773,148	-	3,773,148	-
Money Market Funds	13,103,924	13,103,924	-	-
Total Investments in Securities:	$ 476,159,072	$ 13,103,924	$ 463,055,148	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of $540,678,483 of which $6,632,380, $7,706,742, $161,194,648, $239,450,813, $26,887,863 and $98,806,037 will expire in fiscal 2014, 2015, 2016, 2017, 2018 and 2019 respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

Included in the $540,678,483 of the Fund's capital loss carryforwards are $25,965,572 of capital loss carryforwards that were acquired from the Fidelity Advisor Japan Fund when it merged into the Fund on December 17, 2010 of which $6,632,380, $7,706,742, $10,009,147 and $1,617,303 will expire in fiscal 2014, 2015, 2016 and 2017 respectively. Under the Internal Revenue Code, the losses acquired from Fidelity Advisor Japan Fund that will be available to offset future capital gains of the Fund will be limited. As a result, at least $17,152,282 of the losses acquired from Fidelity Advisor Japan Fund will expire unused.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $539,552,123)	$ 463,055,148
Fidelity Central Funds (cost $13,103,924)	13,103,924
Total Investments (cost $552,656,047)		$ 476,159,072
Receivable for investments sold		8,279,738
Receivable for fund shares sold		218,365
Dividends receivable		4,287,974
Distributions receivable from Fidelity Central Funds		1,913
Prepaid expenses		892
Other receivables		33,572
Total assets		488,981,526

Liabilities
Payable for investments purchased	$ 6,695,718
Payable for fund shares redeemed	648,418
Accrued management fee	251,540
Distribution and service plan fees payable	13,857
Other affiliated payables	116,658
Other payables and accrued expenses	64,884
Total liabilities		7,791,075

Net Assets		$ 481,190,451
Net Assets consist of:
Paid in capital		$ 1,079,805,300
Undistributed net investment income		7,491,842
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(529,532,235)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(76,574,456)
Net Assets		$ 481,190,451

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,207,583 ÷ 1,385,059 shares)	$ 9.54

Maximum offering price per share (100/94.25 of $9.54)	$ 10.12
Class T: Net Asset Value and redemption price per share ($4,642,769 ÷ 488,071 shares)	$ 9.51

Maximum offering price per share (100/96.50 of $9.51)	$ 9.85
Class B: Net Asset Value and offering price per share ($1,458,218 ÷ 153,920 shares)A	$ 9.47

Class C: Net Asset Value and offering price per share ($8,749,997 ÷ 923,473 shares)A	$ 9.48

Japan: Net Asset Value, offering price and redemption price per share ($450,416,693 ÷ 47,072,045 shares)	$ 9.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,715,191 ÷ 283,719 shares)	$ 9.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 13,038,354
Income from Fidelity Central Funds		28,971
Income before foreign taxes withheld		13,067,325
Less foreign taxes withheld		(912,685)
Total income		12,154,640

Expenses
Management fee Basic fee	$ 3,938,115
Performance adjustment	(942,799)
Transfer agent fees	1,199,596
Distribution and service plan fees	160,008
Accounting and security lending fees	282,827
Custodian fees and expenses	76,457
Independent trustees' compensation	3,303
Registration fees	111,372
Audit	62,837
Legal	10,741
Miscellaneous	35,194
Total expenses before reductions	4,937,651
Expense reductions	(287,966)	4,649,685
Net investment income (loss)		7,504,955
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(69,086,349)
Foreign currency transactions	373,429
Total net realized gain (loss)		(68,712,920)
Change in net unrealized appreciation (depreciation) on: Investment securities	32,202,153
Assets and liabilities in foreign currencies	(372,358)
Total change in net unrealized appreciation (depreciation)		31,829,795
Net gain (loss)		(36,883,125)
Net increase (decrease) in net assets resulting from operations		$ (29,378,170)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,504,955	$ 9,882,218
Net realized gain (loss)	(68,712,920)	(10,204,232)
Change in net unrealized appreciation (depreciation)	31,829,795	55,567,525
Net increase (decrease) in net assets resulting from operations	(29,378,170)	55,245,511
Distributions to shareholders from net investment income	(9,748,982)	(6,665,780)
Distributions to shareholders from net realized gain	(10,506,757)	(9,507,465)
Total distributions	(20,255,739)	(16,173,245)
Share transactions - net increase (decrease)	(153,265,919)	(305,864,432)
Redemption fees	492,971	107,736
Total increase (decrease) in net assets	(202,406,857)	(266,684,430)

Net Assets
Beginning of period	683,597,308	950,281,738
End of period (including undistributed net investment income of $7,491,842 and undistributed net investment income of $9,735,869, respectively)	$ 481,190,451	$ 683,597,308

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	(1.30)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.54
Total Return B,C,D	(11.91)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.20% A
Expenses net of fee waivers, if any	1.20% A
Expenses net of all reductions	1.16% A
Net investment income (loss)	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,208
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Class T

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.07
Net realized and unrealized gain (loss)	(1.40)
Total from investment operations	(1.33)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.51
Total Return B,C,D	(12.19)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.48% A
Expenses net of fee waivers, if any	1.48% A
Expenses net of all reductions	1.44% A
Net investment income (loss)	.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,643
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	(1.37)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.47
Total Return B,C,D	(12.56)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95% A
Expenses net of fee waivers, if any	1.95% A
Expenses net of all reductions	1.91% A
Net investment income (loss)	.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,458
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Class C

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.03
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	(1.36)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.48
Total Return B,C,D	(12.47)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.92% A
Expenses net of fee waivers, if any	1.92% A
Expenses net of all reductions	1.88% A
Net investment income (loss)	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,750
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 10.03	$ 9.03	$ 18.00	$ 16.85
Income from Investment Operations
Net investment income (loss) B	.15	.10	.08	.10	.04
Net realized and unrealized gain (loss)	(.75)	.61	1.04	(6.64)	1.35
Total from investment operations	(.60)	.71	1.12	(6.54)	1.39
Distributions from net investment income	(.20)	(.07)	(.11)	(.04)	(.01)
Distributions from net realized gain	(.21)	(.10)	(.01)	(2.39)	(.23)
Total distributions	(.41)	(.17)	(.12)	(2.43)	(.24)
Redemption fees added to paid in capital B	.01	- G	- G	- G	- G
Net asset value, end of period	$ 9.57	$ 10.57	$ 10.03	$ 9.03	$ 18.00
Total Return A	(6.00)%	7.12%	12.84%	(41.88)%	8.36%
Ratios to Average Net Assets C,E
Expenses before reductions	.86%	.93%	.90%	1.12%	1.08%
Expenses net of fee waivers, if any	.84%	.93%	.90%	1.12%	1.08%
Expenses net of all reductions	.80%	.93%	.89%	1.10%	1.06%
Net investment income (loss)	1.38%	.97%	.90%	.72%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 450,417	$ 649,316	$ 944,902	$ 1,025,334	$ 1,779,451
Portfolio turnover rate D	134% F	43%	73%	78%	158%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger. G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.13
Net realized and unrealized gain (loss)	(1.40)
Total from investment operations	(1.27)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 9.57
Total Return B,C	(11.63)%
Ratios to Average Net Assets E,H
Expenses before reductions	.79% A
Expenses net of fee waivers, if any	.79% A
Expenses net of all reductions	.75% A
Net investment income (loss)	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,715
Portfolio turnover rate F	134% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund launched shares of Class A, Class T, Class B, Class C and Institutional Class and the existing class was designated Japan on December 14, 2011. Each class has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period June 26, 2009 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 9,010,731
Gross unrealized depreciation	(93,994,822)
Net unrealized appreciation (depreciation) on securities and other investments	$ (84,984,091)

Tax Cost	$ 561,143,163

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,973,043
Capital loss carryforward	$ (523,526,201)
Net unrealized appreciation (depreciation)	$ (85,061,572)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 20,255,739	$ 16,173,245

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $721,537,081 and $904,027,023, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan class of shares as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 33,584	$ 956
Class T	.25%	.25%	21,758	-
Class B	.75%	.25%	16,323	12,260
Class C	.75%	.25%	88,343	36,106
			$ 160,008	$ 49,322

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,607
Class T	2,755
Class B*	1,789
Class C*	3,545
$ 22,696

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 40,772.30
Class T	14,503.33
Class B	4,919.30
Class C	24,172.27
Japan	1,110,816.21
Institutional Class	4,414.15
	$ 1,199,596

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,762 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,193. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Japan's operating expenses. During the period, this reimbursement reduced the class' expenses by $68,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $219,091 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011A,B	2010
From net investment income
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Japan	9,544,936	6,581,344
Class F	204,046	84,436
Institutional Class	-	-
Total	$ 9,748,982	$ 6,665,780
From net realized gain
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Japan	10,328,111	9,401,920
Class F	178,646	105,545
Institutional Class	-	-
Total	$ 10,506,757	$ 9,507,465

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011A,B	2010	2011A,B	2010
Class A
Shares sold	902,250	-	$ 9,266,531	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	1,458,691	-	15,812,213	-
Shares redeemed	(975,882)	-	(10,202,627)	-
Net increase (decrease)	1,385,059	-	$ 14,876,117	$ -
Class T
Shares sold	132,383	-	$ 1,384,063	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	487,882	-	5,288,638	-
Shares redeemed	(132,194)	-	(1,415,637)	-
Net increase (decrease)	488,071	-	$ 5,257,064	$ -
Class B
Shares sold	15,198	-	$ 161,868	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	224,548	-	2,434,105	-
Shares redeemed	(85,826)	-	(926,239)	-
Net increase (decrease)	153,920	-	$ 1,669,734	$ -
Class C
Shares sold	711,218	-	$ 7,424,606	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	857,308	-	9,293,223	-
Shares redeemed	(645,053)	-	(6,643,542)	-
Net increase (decrease)	923,473	-	$ 10,074,287	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011A,B	2010	2011A,B	2010
Japan
Shares sold	16,755,813	20,810,343	$ 180,371,996	$ 217,088,312
Reinvestment of distributions	1,718,167	1,440,939	18,229,748	14,827,260
Shares redeemed	(32,842,865)	(55,048,520)	(351,598,189)	(565,865,726)
Net increase (decrease)	(14,368,885)	(32,797,238)	$ (152,996,445)	$ (333,950,154)
Class F
Shares sold	346,757	8,109,487	$ 3,766,116	$ 83,695,320
Reinvestment of distributions	36,103	18,463	382,692	189,982
Shares redeemed	(3,617,960)	(5,428,702)	(39,396,699)	(55,799,580)
Net increase (decrease)	(3,235,100)	2,699,248	$ (35,247,891)	$ 28,085,722
Institutional Class
Shares sold	324,072	-	$ 3,355,850	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	420,228	-	4,555,276	-
Shares redeemed	(460,581)	-	(4,809,911)	-
Net increase (decrease)	283,719	-	$ 3,101,215	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors International Fund was the owner of record of approximately 31% of the total outstanding shares of the Fund. Mutual funds managed by Strategic Advisors, Inc., an affiliate of FMR, were the owners of record, in the aggregate, of approximately 36% of the total outstanding shares of the Fund.

12. Merger Information.

On December 17, 2010, the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Japan Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,458,691 Class A shares, 487,882 Class T shares, 224,548 Class B shares, 857,308 Class C shares, and 420,228 Institutional Class shares of the Fund, respectively, for 1,347,662 Class A shares, 458,320 Class T shares, 220,839 Class B shares, 837,651 Class C shares, and 377,690 Institutional Class shares then outstanding (valued at $11.73, $11.54, $11.02, $11.09 and $12.06 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $37,429,891, unrealized depreciation of $(2,434,247), cash of $6,456 and net other liabilities of $(52,892), were combined with the Fund's net assets of $515,046,445 for total net assets after the acquisition of $552,429,900.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 7,426,258
Total net realized gain (loss)	(68,640,546)
Total change in net unrealized appreciation (depreciation)	34,276,793
Net increase (decrease) in net assets resulting from operations	$ 26,937,495

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/12/11	12/09/11	$0.127	$0.052
Class T	12/12/11	12/09/11	$0.107	$0.052
Class B	12/12/11	12/09/11	$0.041	$0.052
Class C	12/12/11	12/09/11	$0.058	$0.052

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper, Inc. as having an investment objective similar to that of the fund. (The Advisor classes of the fund had less than one year of performance as of December 31, 2010.)

The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund or class indicated.

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AJPNA-UANN-1211
1.917388.100

Fidelity Advisor®

Japan

Fund - Institutional Class

Annual Report

October 31, 2011

Institutional Class is a class of
Fidelity® Japan Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-6.00%	-6.47%	2.26%

A The initial offering of Institutional Class shares took place on December 14, 2010. Returns prior to December 14, 2010 are those of Fidelity® Japan Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Japan Fund - Institutional Class on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the Tokyo Stock Price Index (TOPIX) performed over the same period. The initial offering of Institutional Class took place on December 14, 2010. See above for additional information regarding the performance of Institutional Class.

Fidelity Advisor® Japan Fund - InstitutionalClass
Tokyo Stock Price Index (TOPIX)
20,000
17,500
15,000
12,500
10,000
9,000
$7,800
$13,123
$12,504
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Annual Report

Management's Discussion of Fund Performance

Market Recap: Beset by natural disaster and a fragile global economic climate, Japanese stocks were extremely volatile during the 12 months ending October 31, 2011. However, when the dust settled, share prices were essentially unchanged. For the year, the Tokyo Stock Price Index (TOPIX) returned -0.35%. Japanese equities mounted a strong advance during the first four months of the period, only to give back those gains and more within a few days following the mid-March tsunami and earthquake. Initially, the recovery from this plunge was relatively robust, as investors realized that supply and demand disruptions associated with the disaster would be resolved more quickly than originally feared. However, as the period progressed, Japanese stocks faced other challenges, such as the sovereign debt crisis in Europe and flood damage in Thailand. An appreciating yen - despite government intervention to contain it - aided Japanese equities quoted in U.S. dollars, while making it harder for Japanese exporters to remain competitive. The three smallest sectors within the index - energy, telecommunication services and consumer staples - were its strongest performers, each posting gains of more than 15%. By contrast, utilities sustained by far the biggest loss, weighed down by the company that owned the nuclear reactor damaged by the tsunami.

Comments from Rie Shigekawa, who became Portfolio Manager of Fidelity Advisor® Japan Fund on May 1, 2011: During the year, the fund's Institutional Class shares returned -6.00%, significantly trailing the TOPIX. Positioning in consumer discretionary, information technology, industrials and telecommunication services detracted from performance versus the index. Video-game maker Nintendo was the largest individual detractor, as unimpressive software offerings for its latest game console resulted in disappointing earnings and a declining stock price. Automakers Honda and Toyota were hampered by extensive flooding in Thailand and further strength in the yen. Conversely, a large underweighting in utilities was beneficial, as this was the sector most hurt by the earthquake/tsunami. Positioning in consumer staples lifted performance as well. At the stock level, an overweighted stake in Japan Tobacco was the fund's largest contributor. Given the greater freedom it would provide for the firm's management, the market liked a proposal by the nation's ruling political party to sell the government's roughly 50% stake in the company. Software provider Otsuka and negligible exposure to Tokyo Electric Power, which owned the nuclear facility most devastated by the mid-March disaster, further added value. The fund did not own this security at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Japan Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.19%
Actual		$ 1,000.00	$ 893.30	$ 5.68
HypotheticalA		$ 1,000.00	$ 1,019.21	$ 6.06
Class T	1.47%
Actual		$ 1,000.00	$ 891.30	$ 7.01
HypotheticalA		$ 1,000.00	$ 1,017.80	$ 7.48
Class B	1.92%
Actual		$ 1,000.00	$ 889.20	$ 9.14
HypotheticalA		$ 1,000.00	$ 1,015.53	$ 9.75
Class C	1.90%
Actual		$ 1,000.00	$ 890.10	$ 9.05
HypotheticalA		$ 1,000.00	$ 1,015.63	$ 9.65
Japan	.84%
Actual		$ 1,000.00	$ 894.40	$ 4.01
HypotheticalA		$ 1,000.00	$ 1,020.97	$ 4.28
Institutional Class	.78%
Actual		$ 1,000.00	$ 894.40	$ 3.72
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Japan Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Japan	96.3%
United States of America	3.7%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Japan	94.9%
United States of America	5.1%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	96.3	94.9
Short-Term Investments and Net Other Assets	3.7	5.1
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Toyota Motor Corp. (Automobiles)	5.6	3.5
Honda Motor Co. Ltd. (Automobiles)	3.9	1.6
Otsuka Corp. (IT Services)	3.4	0.0
Toshiba Corp. (Computers & Peripherals)	3.4	0.4
Mitsubishi UFJ Financial Group, Inc. (Commercial Banks)	3.3	2.9
Japan Tobacco, Inc. (Tobacco)	3.3	0.0
Astellas Pharma, Inc. (Pharmaceuticals)	3.1	0.0
Canon, Inc. (Office Electronics)	3.0	4.1
Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	3.0	0.0
Fujitsu Ltd. (Computers & Peripherals)	2.8	0.4
	34.8
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.5	15.2
Consumer Discretionary	21.5	19.3
Financials	16.4	26.7
Consumer Staples	10.5	5.0
Materials	7.8	7.5
Industrials	7.4	18.9
Health Care	7.2	0.4
Telecommunication Services	2.1	1.9
Energy	1.1	0.0
Utilities	0.8	0.0

Annual Report

Fidelity Japan Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.3%
	Shares	Value
CONSUMER DISCRETIONARY - 21.5%
Auto Components - 2.7%
Denso Corp.	243,000	$ 7,474,001
Yokohama Rubber Co. Ltd.	1,005,000	5,737,462
		13,211,463
Automobiles - 11.0%
Honda Motor Co. Ltd.	632,500	18,916,540
Suzuki Motor Corp.	335,300	7,112,335
Toyota Motor Corp.	816,300	27,105,263
		53,134,138
Household Durables - 2.5%
Funai Electric Co. Ltd.	136,800	2,689,100
Panasonic Corp.	943,400	9,538,137
		12,227,237
Leisure Equipment & Products - 0.9%
SHIMANO, Inc.	82,700	4,088,402
Media - 1.2%
Avex Group Holdings, Inc.	476,800	5,641,483
Multiline Retail - 2.1%
Marui Group Co. Ltd.	1,281,200	9,961,645
Specialty Retail - 0.8%
EDION Corp.	455,300	3,643,415
Textiles, Apparel & Luxury Goods - 0.3%
Asics Corp.	109,200	1,447,867
TOTAL CONSUMER DISCRETIONARY		103,355,650
CONSUMER STAPLES - 10.5%
Food & Staples Retailing - 2.1%
Lawson, Inc.	93,800	5,278,772
Seven & i Holdings Co., Ltd.	186,800	4,985,534
		10,264,306
Food Products - 2.2%
Nisshin Oillio Group Ltd.	1,206,000	5,392,785
Toyo Suisan Kaisha Ltd.	206,000	5,257,704
		10,650,489
Personal Products - 2.9%
Kao Corp.	189,600	4,974,672
Shiseido Co. Ltd.	480,800	8,801,385
		13,776,057
Tobacco - 3.3%
Japan Tobacco, Inc.	3,146	15,726,230
TOTAL CONSUMER STAPLES		50,417,082
ENERGY - 1.1%
Oil, Gas & Consumable Fuels - 1.1%
INPEX Corp.	808	5,335,164

	Shares	Value
FINANCIALS - 16.4%
Commercial Banks - 7.5%
Mitsubishi UFJ Financial Group, Inc.	3,695,800	$ 16,063,770
Sumitomo Mitsui Financial Group, Inc.	375,900	10,508,323
Sumitomo Mitsui Trust Holdings, Inc.	2,764,130	9,460,406
		36,032,499
Insurance - 1.4%
Tokio Marine Holdings, Inc.	284,300	6,779,854
Real Estate Investment Trusts - 3.0%
Frontier Real Estate Investment Corp.	844	7,319,723
Japan Logistics Fund, Inc.	856	7,377,960
		14,697,683
Real Estate Management & Development - 4.5%
Mitsui Fudosan Co. Ltd.	438,000	7,284,997
Nomura Real Estate Holdings, Inc.	881,600	14,213,755
		21,498,752
TOTAL FINANCIALS		79,008,788
HEALTH CARE - 7.2%
Health Care Equipment & Supplies - 1.5%
Terumo Corp.	144,500	7,342,989
Health Care Providers & Services - 1.6%
Message Co. Ltd.	2,320	7,503,564
Pharmaceuticals - 4.1%
Astellas Pharma, Inc.	413,300	15,117,730
Rohto Pharmaceutical Co. Ltd.	418,000	4,815,951
		19,933,681
TOTAL HEALTH CARE		34,780,234
INDUSTRIALS - 7.4%
Building Products - 1.3%
Daikin Industries Ltd.	211,300	6,253,951
Machinery - 1.2%
Makita Corp.	155,300	5,798,643
Road & Rail - 1.2%
Sankyu, Inc.	1,370,000	5,425,169
Trading Companies & Distributors - 3.7%
Mitsui & Co. Ltd.	609,100	8,890,662
Sumitomo Corp.	729,300	9,030,728
		17,921,390
TOTAL INDUSTRIALS		35,399,153
INFORMATION TECHNOLOGY - 21.5%
Computers & Peripherals - 6.2%
Fujitsu Ltd.	2,503,000	13,386,871
Toshiba Corp.	3,756,000	16,383,497
		29,770,368
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 6.3%
Daishinku Corp.	523,000	$ 1,781,434
Fujifilm Holdings Corp.	284,300	6,958,905
Horiba Ltd.	183,300	5,815,349
Mitsumi Electric Co. Ltd.	415,300	3,296,100
Shimadzu Corp.	1,468,000	12,499,033
		30,350,821
Internet Software & Services - 1.3%
Yahoo! Japan Corp.	19,727	6,336,334
IT Services - 3.4%
Otsuka Corp.	236,300	16,416,472
Office Electronics - 3.0%
Canon, Inc.	315,200	14,311,218
Semiconductors & Semiconductor Equipment - 0.6%
ROHM Co. Ltd.	59,600	3,037,095
Software - 0.7%
Nintendo Co. Ltd.	21,200	3,198,866
TOTAL INFORMATION TECHNOLOGY		103,421,174
MATERIALS - 7.8%
Chemicals - 6.6%
Asahi Kasei Corp.	944,000	5,598,953
JSP Corp.	61,600	904,290
Nippon Shokubai Co. Ltd.	331,000	3,376,378
Shin-Etsu Chemical Co., Ltd.	189,200	9,717,569
Toray Industries, Inc.	1,688,000	12,015,710
		31,612,900
Metals & Mining - 1.2%
Hitachi Metals Ltd.	520,000	5,898,166
TOTAL MATERIALS		37,511,066

	Shares	Value
TELECOMMUNICATION SERVICES - 2.1%
Wireless Telecommunication Services - 2.1%
NTT DoCoMo, Inc.	5,660	$ 10,053,689
UTILITIES - 0.8%
Gas Utilities - 0.8%
Osaka Gas Co. Ltd.	997,000	3,773,148
TOTAL COMMON STOCKS (Cost $539,552,123)		463,055,148
Money Market Funds - 2.7%

Fidelity Cash Central Fund, 0.12% (a) (Cost $13,103,924)	13,103,924	13,103,924
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $552,656,047)	476,159,072
NET OTHER ASSETS (LIABILITIES) - 1.0%	5,031,379
NET ASSETS - 100%	$ 481,190,451
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 22,778
Fidelity Securities Lending Cash Central Fund	6,193
Total	$ 28,971
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 103,355,650	$ -	$ 103,355,650	$ -
Consumer Staples	50,417,082	-	50,417,082	-
Energy	5,335,164	-	5,335,164	-
Financials	79,008,788	-	79,008,788	-
Health Care	34,780,234	-	34,780,234	-
Industrials	35,399,153	-	35,399,153	-
Information Technology	103,421,174	-	103,421,174	-
Materials	37,511,066	-	37,511,066	-
Telecommunication Services	10,053,689	-	10,053,689	-
Utilities	3,773,148	-	3,773,148	-
Money Market Funds	13,103,924	13,103,924	-	-
Total Investments in Securities:	$ 476,159,072	$ 13,103,924	$ 463,055,148	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of $540,678,483 of which $6,632,380, $7,706,742, $161,194,648, $239,450,813, $26,887,863 and $98,806,037 will expire in fiscal 2014, 2015, 2016, 2017, 2018 and 2019 respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

Included in the $540,678,483 of the Fund's capital loss carryforwards are $25,965,572 of capital loss carryforwards that were acquired from the Fidelity Advisor Japan Fund when it merged into the Fund on December 17, 2010 of which $6,632,380, $7,706,742, $10,009,147 and $1,617,303 will expire in fiscal 2014, 2015, 2016 and 2017 respectively. Under the Internal Revenue Code, the losses acquired from Fidelity Advisor Japan Fund that will be available to offset future capital gains of the Fund will be limited. As a result, at least $17,152,282 of the losses acquired from Fidelity Advisor Japan Fund will expire unused.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Japan Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $539,552,123)	$ 463,055,148
Fidelity Central Funds (cost $13,103,924)	13,103,924
Total Investments (cost $552,656,047)		$ 476,159,072
Receivable for investments sold		8,279,738
Receivable for fund shares sold		218,365
Dividends receivable		4,287,974
Distributions receivable from Fidelity Central Funds		1,913
Prepaid expenses		892
Other receivables		33,572
Total assets		488,981,526

Liabilities
Payable for investments purchased	$ 6,695,718
Payable for fund shares redeemed	648,418
Accrued management fee	251,540
Distribution and service plan fees payable	13,857
Other affiliated payables	116,658
Other payables and accrued expenses	64,884
Total liabilities		7,791,075

Net Assets		$ 481,190,451
Net Assets consist of:
Paid in capital		$ 1,079,805,300
Undistributed net investment income		7,491,842
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(529,532,235)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(76,574,456)
Net Assets		$ 481,190,451

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($13,207,583 ÷ 1,385,059 shares)	$ 9.54

Maximum offering price per share (100/94.25 of $9.54)	$ 10.12
Class T: Net Asset Value and redemption price per share ($4,642,769 ÷ 488,071 shares)	$ 9.51

Maximum offering price per share (100/96.50 of $9.51)	$ 9.85
Class B: Net Asset Value and offering price per share ($1,458,218 ÷ 153,920 shares)A	$ 9.47

Class C: Net Asset Value and offering price per share ($8,749,997 ÷ 923,473 shares)A	$ 9.48

Japan: Net Asset Value, offering price and redemption price per share ($450,416,693 ÷ 47,072,045 shares)	$ 9.57

Institutional Class: Net Asset Value, offering price and redemption price per share ($2,715,191 ÷ 283,719 shares)	$ 9.57

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 13,038,354
Income from Fidelity Central Funds		28,971
Income before foreign taxes withheld		13,067,325
Less foreign taxes withheld		(912,685)
Total income		12,154,640

Expenses
Management fee Basic fee	$ 3,938,115
Performance adjustment	(942,799)
Transfer agent fees	1,199,596
Distribution and service plan fees	160,008
Accounting and security lending fees	282,827
Custodian fees and expenses	76,457
Independent trustees' compensation	3,303
Registration fees	111,372
Audit	62,837
Legal	10,741
Miscellaneous	35,194
Total expenses before reductions	4,937,651
Expense reductions	(287,966)	4,649,685
Net investment income (loss)		7,504,955
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(69,086,349)
Foreign currency transactions	373,429
Total net realized gain (loss)		(68,712,920)
Change in net unrealized appreciation (depreciation) on: Investment securities	32,202,153
Assets and liabilities in foreign currencies	(372,358)
Total change in net unrealized appreciation (depreciation)		31,829,795
Net gain (loss)		(36,883,125)
Net increase (decrease) in net assets resulting from operations		$ (29,378,170)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,504,955	$ 9,882,218
Net realized gain (loss)	(68,712,920)	(10,204,232)
Change in net unrealized appreciation (depreciation)	31,829,795	55,567,525
Net increase (decrease) in net assets resulting from operations	(29,378,170)	55,245,511
Distributions to shareholders from net investment income	(9,748,982)	(6,665,780)
Distributions to shareholders from net realized gain	(10,506,757)	(9,507,465)
Total distributions	(20,255,739)	(16,173,245)
Share transactions - net increase (decrease)	(153,265,919)	(305,864,432)
Redemption fees	492,971	107,736
Total increase (decrease) in net assets	(202,406,857)	(266,684,430)

Net Assets
Beginning of period	683,597,308	950,281,738
End of period (including undistributed net investment income of $7,491,842 and undistributed net investment income of $9,735,869, respectively)	$ 481,190,451	$ 683,597,308

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.09
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	(1.30)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.54
Total Return B,C,D	(11.91)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.20% A
Expenses net of fee waivers, if any	1.20% A
Expenses net of all reductions	1.16% A
Net investment income (loss)	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 13,208
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Class T

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.07
Net realized and unrealized gain (loss)	(1.40)
Total from investment operations	(1.33)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.51
Total Return B,C,D	(12.19)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.48% A
Expenses net of fee waivers, if any	1.48% A
Expenses net of all reductions	1.44% A
Net investment income (loss)	.74% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,643
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.02
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	(1.37)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.47
Total Return B,C,D	(12.56)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.95% A
Expenses net of fee waivers, if any	1.95% A
Expenses net of all reductions	1.91% A
Net investment income (loss)	.27% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,458
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Class C

Years ended October 31,	2011 H
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) E	.03
Net realized and unrealized gain (loss)	(1.39)
Total from investment operations	(1.36)
Redemption fees added to paid in capital E	.01
Net asset value, end of period	$ 9.48
Total Return B,C,D	(12.47)%
Ratios to Average Net Assets F,I
Expenses before reductions	1.92% A
Expenses net of fee waivers, if any	1.92% A
Expenses net of all reductions	1.88% A
Net investment income (loss)	.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,750
Portfolio turnover rate G	134% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Japan

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 10.57	$ 10.03	$ 9.03	$ 18.00	$ 16.85
Income from Investment Operations
Net investment income (loss) B	.15	.10	.08	.10	.04
Net realized and unrealized gain (loss)	(.75)	.61	1.04	(6.64)	1.35
Total from investment operations	(.60)	.71	1.12	(6.54)	1.39
Distributions from net investment income	(.20)	(.07)	(.11)	(.04)	(.01)
Distributions from net realized gain	(.21)	(.10)	(.01)	(2.39)	(.23)
Total distributions	(.41)	(.17)	(.12)	(2.43)	(.24)
Redemption fees added to paid in capital B	.01	- G	- G	- G	- G
Net asset value, end of period	$ 9.57	$ 10.57	$ 10.03	$ 9.03	$ 18.00
Total Return A	(6.00)%	7.12%	12.84%	(41.88)%	8.36%
Ratios to Average Net Assets C,E
Expenses before reductions	.86%	.93%	.90%	1.12%	1.08%
Expenses net of fee waivers, if any	.84%	.93%	.90%	1.12%	1.08%
Expenses net of all reductions	.80%	.93%	.89%	1.10%	1.06%
Net investment income (loss)	1.38%	.97%	.90%	.72%	.24%
Supplemental Data
Net assets, end of period (000 omitted)	$ 450,417	$ 649,316	$ 944,902	$ 1,025,334	$ 1,779,451
Portfolio turnover rate D	134% F	43%	73%	78%	158%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger. G Amount represents less than $.01 per share.

Financial Highlights - Institutional Class

Years ended October 31,	2011 G
Selected Per-Share Data
Net asset value, beginning of period	$ 10.83
Income from Investment Operations
Net investment income (loss) D	.13
Net realized and unrealized gain (loss)	(1.40)
Total from investment operations	(1.27)
Redemption fees added to paid in capital D	.01
Net asset value, end of period	$ 9.57
Total Return B,C	(11.63)%
Ratios to Average Net Assets E,H
Expenses before reductions	.79% A
Expenses net of fee waivers, if any	.79% A
Expenses net of all reductions	.75% A
Net investment income (loss)	1.43% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,715
Portfolio turnover rate F	134% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period December 14, 2010 (commencement of sale of shares) to October 31, 2011. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Japan Fund (the Fund) is a fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund launched shares of Class A, Class T, Class B, Class C and Institutional Class and the existing class was designated Japan on December 14, 2011. Each class has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund offered Class F shares during the period June 26, 2009 through December 15, 2010 and all outstanding shares were redeemed by December 15, 2010.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 9,010,731
Gross unrealized depreciation	(93,994,822)
Net unrealized appreciation (depreciation) on securities and other investments	$ (84,984,091)

Tax Cost	$ 561,143,163

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 9,973,043
Capital loss carryforward	$ (523,526,201)
Net unrealized appreciation (depreciation)	$ (85,061,572)

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 20,255,739	$ 16,173,245

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $721,537,081 and $904,027,023, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Japan class of shares as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .54% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 33,584	$ 956
Class T	.25%	.25%	21,758	-
Class B	.75%	.25%	16,323	12,260
Class C	.75%	.25%	88,343	36,106
			$ 160,008	$ 49,322

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 14,607
Class T	2,755
Class B*	1,789
Class C*	3,545
$ 22,696

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 40,772.30
Class T	14,503.33
Class B	4,919.30
Class C	24,172.27
Japan	1,110,816.21
Institutional Class	4,414.15
	$ 1,199,596

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,762 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,193. During the period, there were no securities loaned to FCM.

Annual Report

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Japan's operating expenses. During the period, this reimbursement reduced the class' expenses by $68,875.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $219,091 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011A,B	2010
From net investment income
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Japan	9,544,936	6,581,344
Class F	204,046	84,436
Institutional Class	-	-
Total	$ 9,748,982	$ 6,665,780
From net realized gain
Class A	$ -	$ -
Class T	-	-
Class B	-	-
Class C	-	-
Japan	10,328,111	9,401,920
Class F	178,646	105,545
Institutional Class	-	-
Total	$ 10,506,757	$ 9,507,465

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011A,B	2010	2011A,B	2010
Class A
Shares sold	902,250	-	$ 9,266,531	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	1,458,691	-	15,812,213	-
Shares redeemed	(975,882)	-	(10,202,627)	-
Net increase (decrease)	1,385,059	-	$ 14,876,117	$ -
Class T
Shares sold	132,383	-	$ 1,384,063	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	487,882	-	5,288,638	-
Shares redeemed	(132,194)	-	(1,415,637)	-
Net increase (decrease)	488,071	-	$ 5,257,064	$ -
Class B
Shares sold	15,198	-	$ 161,868	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	224,548	-	2,434,105	-
Shares redeemed	(85,826)	-	(926,239)	-
Net increase (decrease)	153,920	-	$ 1,669,734	$ -
Class C
Shares sold	711,218	-	$ 7,424,606	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	857,308	-	9,293,223	-
Shares redeemed	(645,053)	-	(6,643,542)	-
Net increase (decrease)	923,473	-	$ 10,074,287	$ -

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011A,B	2010	2011A,B	2010
Japan
Shares sold	16,755,813	20,810,343	$ 180,371,996	$ 217,088,312
Reinvestment of distributions	1,718,167	1,440,939	18,229,748	14,827,260
Shares redeemed	(32,842,865)	(55,048,520)	(351,598,189)	(565,865,726)
Net increase (decrease)	(14,368,885)	(32,797,238)	$ (152,996,445)	$ (333,950,154)
Class F
Shares sold	346,757	8,109,487	$ 3,766,116	$ 83,695,320
Reinvestment of distributions	36,103	18,463	382,692	189,982
Shares redeemed	(3,617,960)	(5,428,702)	(39,396,699)	(55,799,580)
Net increase (decrease)	(3,235,100)	2,699,248	$ (35,247,891)	$ 28,085,722
Institutional Class
Shares sold	324,072	-	$ 3,355,850	$ -
Issued in exchange for shares of Fidelity Advisor Japan Fund	420,228	-	4,555,276	-
Shares redeemed	(460,581)	-	(4,809,911)	-
Net increase (decrease)	283,719	-	$ 3,101,215	$ -

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period December 14, 2010 (commencement of sale of shares) to October 31, 2011.

B All Class F shares were redeemed on December 15, 2010.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisors International Fund was the owner of record of approximately 31% of the total outstanding shares of the Fund. Mutual funds managed by Strategic Advisors, Inc., an affiliate of FMR, were the owners of record, in the aggregate, of approximately 36% of the total outstanding shares of the Fund.

12. Merger Information.

On December 17, 2010, the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Japan Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 14, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objective and lower expenses. The acquisition was accomplished by an exchange of 1,458,691 Class A shares, 487,882 Class T shares, 224,548 Class B shares, 857,308 Class C shares, and 420,228 Institutional Class shares of the Fund, respectively, for 1,347,662 Class A shares, 458,320 Class T shares, 220,839 Class B shares, 837,651 Class C shares, and 377,690 Institutional Class shares then outstanding (valued at $11.73, $11.54, $11.02, $11.09 and $12.06 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $37,429,891, unrealized depreciation of $(2,434,247), cash of $6,456 and net other liabilities of $(52,892), were combined with the Fund's net assets of $515,046,445 for total net assets after the acquisition of $552,429,900.

Pro forma results of operations of the combined entity for the entire period ended October 31, 2011, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 7,426,258
Total net realized gain (loss)	(68,640,546)
Total change in net unrealized appreciation (depreciation)	34,276,793
Net increase (decrease) in net assets resulting from operations	$ 26,937,495

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since December 17, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Japan Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Japan Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Japan Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/12/11	12/09/11	$0.170	$0.052

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Japan Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper, Inc. as having an investment objective similar to that of the fund. (The Advisor classes of the fund had less than one year of performance as of December 31, 2010.)

The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the fund or class indicated.

Fidelity Japan Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the third quartile for the one- and three-year periods and the second quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's disappointing performance relative to its peer group and benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board-approved performance adjustment index. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Fidelity Japan Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking. The Board noted that the performance adjustment for each year represents calculations for performance periods that differ from the periods shown in the performance charts above.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

AJPNI-UANN-1211
1.917380.100

Fidelity Advisor®

Latin America Fund -

Class A, Class T, Class B and Class C

Annual Report

October 31, 2011

Class A, Class T, Class B, and Class C are
classes of Fidelity® Latin America Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view each fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge ) A	-13.53%	6.39%	19.51%
Class T (incl. 3.50% sales charge) B	-11.72%	6.83%	19.76%
Class B (incl. contingent deferred sales charge) C	-13.49%	7.18%	20.12%
Class C (incl. contingent deferred sales charge) D	-9.83%	7.49%	20.12%

A Class A shares bear a 0.25% 12b-1 fee. The initial offering of Class A shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class A's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

B Class T shares bear a 0.50% 12b-1 fee. The initial offering of Class T shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class T's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower.

C Class B shares bear a 1.00% 12b-1 fee. The initial offering of Class B shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class B's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

D Class C shares bear a 1.00% 12b-1 fee. The initial offering of Class C shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity Latin America Fund, the original class of the fund, which has no 12b-1 fee. Had Class C's 12b-1 fee been reflected, returns prior to September 28, 2010, would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Class A on October 31, 2001, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Latin America Index performed over the same period. The initial offering of Class A took place on September 28, 2010. See above for additional information regarding the performance of Class A.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Latin America Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -8.26%, -8.52%, -8.96% and -8.93%, respectively (excluding sales charges), outperforming the -10.27% return of the MSCI® EM (Emerging Markets) Latin America Index. The fund benefited from strong market selection in telecommunication services and from overweighting consumer staples, particularly in the food, beverage and tobacco industry. Geographically, we were helped by very strong stock selection in Brazil. The top individual contributors all came from that country: telecom companies TIM Participacoes and Vivo Participacoes, the latter of which was no longer held at period end; tobacco company Souza Cruz and beverage distributor Bebidas das Americas; electric power producer AES Tiete; and not owning steel company and underperforming index component Siderurgica Nacional. Conversely, unfavorable security selection in the consumer discretionary sector hurt - although this was offset somewhat by underweighting this lagging group - particularly in consumer durables/apparel. Underweighting information technology also detracted. Weak market positioning in Mexico and the underperformance of our Chilean holdings proved problematic. Individual detractors included untimely ownership of beverage company Fomento Economico Mexicano; not owning outperforming index component and electronics retailer Grupo Elektra; underweighting two index heavyweights from Brazil - integrated oil company Petroleo Brasileiro (Petrobras) and iron ore producer Vale; and our investment in Chilean iron and steel manufacturer CAP.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2011, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.34%
Actual		$ 1,000.00	$ 869.80	$ 6.32
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.60%
Actual		$ 1,000.00	$ 868.70	$ 7.54
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 866.70	$ 9.83
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.08%
Actual		$ 1,000.00	$ 866.60	$ 9.79
HypotheticalA		$ 1,000.00	$ 1,014.72	$ 10.56
Latin America	1.00%
Actual		$ 1,000.00	$ 871.20	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Institutional Class	1.03%
Actual		$ 1,000.00	$ 871.10	$ 4.86
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Brazil	56.9%
Mexico	19.5%
Chile	12.4%
Colombia	3.6%
United States of America	2.8%
Peru	2.3%
Luxembourg	1.4%
Canada	0.8%
Norway	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Brazil	60.1%
Mexico	17.7%
Chile	12.9%
United States of America	3.0%
Colombia	2.7%
Peru	1.7%
Luxembourg	1.3%
Canada	0.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	98.4
Short-Term Investments and Net Other Assets	2.0	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L (Mexico, Wireless Telecommunication Services)	9.2	8.3
Itau Unibanco Banco Multiplo SA (Brazil, Commercial Banks)	8.5	8.5
Vale SA (PN-A) (Brazil, Metals & Mining)	5.4	5.8
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	4.6	4.5
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	4.6	4.6
Petroleo Brasileiro SA - Petrobras sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	3.8	4.7
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.6	3.5
CAP SA (Chile, Metals & Mining)	3.4	3.5
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	3.0	3.5
Vale SA sponsored ADR (Brazil, Metals & Mining)	2.7	3.4
	48.8
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	18.4	19.5
Materials	18.0	17.9
Financials	17.9	18.4
Telecommunication Services	16.1	14.4
Energy	12.9	15.1
Utilities	7.1	6.6
Industrials	4.3	3.5
Consumer Discretionary	3.2	3.0
Health Care	0.1	0.0

Annual Report

Fidelity Latin America Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Brazil - 56.9%
AES Tiete SA (PN) (non-vtg.)	4,965,445	$ 70,757,302
Banco Bradesco SA:
(PN)	3,184,616	57,583,465
(PN) sponsored ADR	1,774,697	32,299,485
Brasil Foods SA	1,040,200	21,655,690
Brasil Insurance Participacoes e Administracao SA	780,000	7,494,759
Braskem SA Class A sponsored ADR	286,200	5,163,048
Brookfield Incorporacoes SA	5,954,800	22,887,072
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	4,151,130	139,976,104
sponsored ADR	341,225	9,189,189
Companhia de Concessoes Rodoviarias	1,623,600	44,674,528
CPFL Energia SA sponsored ADR (d)	1,366,799	35,523,106
Eletropaulo Metropolitana SA (PN-B)	1,220,220	21,886,080
Itau Unibanco Banco Multiplo SA	3,470,631	66,150,566
Itau Unibanco Banco Multiplo SA sponsored ADR	10,085,003	192,825,257
Itausa-Investimentos Itau SA (PN)	4,827,500	30,221,072
Light SA	1,068,500	16,644,756
Lojas Americanas SA (PN)	3,561,037	31,313,568
Lupatech SA (a)	981,100	5,142,034
Multiplus SA	1,777,500	30,018,344
OGX Petroleo e Gas Participacoes SA (a)	1,674,600	13,847,729
Petroleo Brasileiro SA - Petrobras:
(ON)	908,128	12,205,680
(PN) (non-vtg.)	8,786,971	109,095,168
(PN) sponsored ADR (d)	2,847,161	72,004,702
sponsored ADR	4,254,220	114,906,482
Souza Cruz Industria Comerico	5,964,700	73,151,981
TAM SA (PN) sponsored ADR (ltd. vtg.) (d)	2,494,846	50,121,456
Telefonica Brasil SA	1,210,613	35,214,372
Telefonica Brasil SA sponsored ADR (a)	1,428,583	41,457,479
TIM Participacoes SA	5,577,495	28,842,392
TIM Participacoes SA sponsored ADR (d)	1,553,224	40,445,953
Tractebel Energia SA	776,000	12,427,207
Usinas Siderurgicas de Minas Gerais SA - Usiminas	1,684,750	24,184,188
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	3,539,400	24,321,523
Vale SA:
(PN-A)	1,755,200	41,702,865
(PN-A) sponsored ADR	5,163,929	121,868,724
sponsored ADR	3,257,362	82,769,568
TOTAL BRAZIL		1,739,972,894

	Shares	Value
Canada - 0.8%
Petrominerales Ltd.	655,300	$ 17,288,850
Silver Standard Resources, Inc. (a)	372,300	7,293,360
TOTAL CANADA		24,582,210
Chile - 12.4%
Banco Santander Chile sponsored ADR (d)	995,186	81,286,792
CAP SA	2,723,464	105,064,197
CFR Pharmaceuticals SA	17,206,348	4,073,756
Compania Cervecerias Unidas SA	3,361,122	38,073,744
Compania Cervecerias Unidas SA sponsored ADR (d)	202,200	11,582,016
Empresa Nacional de Electricidad SA	5,333,893	8,545,988
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,795,610	35,549,384
Enersis SA	34,899,771	14,167,907
Enersis SA sponsored ADR	1,805,047	35,433,073
SACI Falabella	4,770,394	44,787,870
TOTAL CHILE		378,564,727
Colombia - 3.6%
BanColombia SA sponsored ADR (d)	304,029	18,965,329
Bolsa de Valores de Colombia	576,460,285	10,287,320
Ecopetrol SA	25,394,899	54,437,115
Empresa de Telecomunicaciones de Bogota	34,198,589	10,409,866
Grupo de Inversiones Surameric	946,202	16,621,929
Grupo de Inversiones Surameric rights 11/22/11 (a)	275,614	41,357
TOTAL COLOMBIA		110,762,916
Luxembourg - 1.4%
Millicom International Cellular SA (depositary receipt)	191,813	21,139,134
Ternium SA sponsored ADR	943,707	23,158,570
TOTAL LUXEMBOURG		44,297,704
Mexico - 19.5%
America Movil SAB de CV:
Series L	5,073,400	6,478,796
Series L sponsored ADR	10,878,828	276,539,807
Bolsa Mexicana de Valores SA de CV	13,306,500	21,757,681
Coca-Cola FEMSA SAB de CV sponsored ADR	209,100	18,724,905
Compartamos SAB de CV	7,429,600	11,484,515
Fomento Economico Mexicano SAB de CV sponsored ADR	289,400	19,404,270
Grupo Comercial Chedraui de CV	5,604,100	13,492,602
Grupo Modelo SAB de CV Series C	3,093,800	19,624,041
Industrias Penoles SA de CV	712,955	28,689,693
Common Stocks - continued
	Shares	Value
Mexico - continued
Kimberly-Clark de Mexico SA de CV Series A	6,939,600	$ 39,501,092
Wal-Mart de Mexico SA de CV Series V	54,347,670	140,396,567
TOTAL MEXICO		596,093,969
Norway - 0.3%
Copeinca ASA (a)	1,297,051	8,410,005
Peru - 2.3%
Alicorp SA Class C	3,055,222	6,772,326
Compania de Minas Buenaventura SA sponsored ADR	1,582,600	64,775,818
TOTAL PERU		71,548,144
United States of America - 0.8%
Southern Copper Corp.	812,400	24,924,432
TOTAL COMMON STOCKS (Cost $1,609,339,679)		2,999,157,001
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	38,877,614	$ 38,877,614
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	138,971,400	138,971,400
TOTAL MONEY MARKET FUNDS (Cost $177,849,014)		177,849,014
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $1,787,188,693)	3,177,006,015
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(116,357,760)
NET ASSETS - 100%	$ 3,060,648,255
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,797
Fidelity Securities Lending Cash Central Fund	397,722
Total	$ 443,519
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 1,739,972,894	$ 1,739,972,894	$ -	$ -
Mexico	596,093,969	596,093,969	-	-
Chile	378,564,727	378,564,727	-	-
Colombia	110,762,916	110,721,559	41,357	-
Peru	71,548,144	71,548,144	-	-
Luxembourg	44,297,704	44,297,704	-	-
United States of America	24,924,432	24,924,432	-	-
Canada	24,582,210	24,582,210	-	-
Norway	8,410,005	8,410,005	-	-
Money Market Funds	177,849,014	177,849,014	-	-
Total Investments in Securities:	$ 3,177,006,015	$ 3,176,964,658	$ 41,357	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $96,320,870 of which $22,463,155 and $73,857,715 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The capital loss carryforward expiring October 31, 2016 was acquired from Fidelity Advisor Latin America Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $132,968,419) - See accompanying schedule: Unaffiliated issuers (cost $1,609,339,679)	$ 2,999,157,001
Fidelity Central Funds (cost $177,849,014)	177,849,014
Total Investments (cost $1,787,188,693)		$ 3,177,006,015
Foreign currency held at value (cost $12,549,606)		12,617,377
Receivable for investments sold		2,097,234
Receivable for fund shares sold		2,521,871
Dividends receivable		17,868,344
Distributions receivable from Fidelity Central Funds		19,346
Prepaid expenses		11,748
Other receivables		251,992
Total assets		3,212,393,927

Liabilities
Payable for investments purchased	$ 5,902,112
Payable for fund shares redeemed	4,206,545
Accrued management fee	1,696,988
Distribution and service plan fees payable	65,704
Other affiliated payables	671,439
Other payables and accrued expenses	231,484
Collateral on securities loaned, at value	138,971,400
Total liabilities		151,745,672

Net Assets		$ 3,060,648,255
Net Assets consist of:
Paid in capital		$ 1,744,785,826
Undistributed net investment income		34,016,290
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(108,069,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,389,915,949
Net Assets		$ 3,060,648,255

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($91,406,884 ÷ 1,745,019 shares)	$ 52.38

Maximum offering price per share (100/94.25 of $52.38)	$ 55.58
Class T: Net Asset Value and redemption price per share ($26,020,229 ÷ 497,850 shares)	$ 52.27

Maximum offering price per share (100/96.50 of $52.27)	$ 54.17
Class B: Net Asset Value and offering price per share ($14,113,935 ÷ 271,135 shares)A	$ 52.06

Class C: Net Asset Value and offering price per share ($35,203,130 ÷ 676,369 shares)A	$ 52.05

Latin America: Net Asset Value, offering price and redemption price per share ($2,884,301,428 ÷ 54,955,792 shares)	$ 52.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,602,649 ÷ 182,860 shares)	$ 52.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 140,014,056
Interest		157
Income from Fidelity Central Funds		443,519
Income before foreign taxes withheld		140,457,732
Less foreign taxes withheld		(10,432,951)
Total income		130,024,781

Expenses
Management fee	$ 27,173,065
Transfer agent fees	8,141,717
Distribution and service plan fees	1,039,278
Accounting and security lending fees	1,494,378
Custodian fees and expenses	1,577,432
Independent trustees' compensation	21,700
Registration fees	137,345
Audit	65,324
Legal	31,816
Interest	8,383
Miscellaneous	44,176
Total expenses before reductions	39,734,614
Expense reductions	(84,041)	39,650,573
Net investment income (loss)		90,374,208
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	338,788,328
Foreign currency transactions	(764,969)
Total net realized gain (loss)		338,023,359
Change in net unrealized appreciation (depreciation) on: Investment securities	(733,223,257)
Assets and liabilities in foreign currencies	84,819
Total change in net unrealized appreciation (depreciation)		(733,138,438)
Net gain (loss)		(395,115,079)
Net increase (decrease) in net assets resulting from operations		$ (304,740,871)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,374,208	$ 87,692,165
Net realized gain (loss)	338,023,359	293,510,668
Change in net unrealized appreciation (depreciation)	(733,138,438)	519,183,458
Net increase (decrease) in net assets resulting from operations	(304,740,871)	900,386,291
Distributions to shareholders from net investment income	(22,292,136)	(118,560,409)
Distributions to shareholders from net realized gain	(15,707,585)	(33,986,366)
Total distributions	(37,999,721)	(152,546,775)
Share transactions - net increase (decrease)	(1,114,870,853)	(275,675,234)
Redemption fees	763,732	1,583,234
Total increase (decrease) in net assets	(1,456,847,713)	473,747,516

Net Assets
Beginning of period	4,517,495,968	4,043,748,452
End of period (including undistributed net investment income of $34,016,290 and undistributed net investment income of $12,014,368, respectively)	$ 3,060,648,255	$ 4,517,495,968

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.48	$ 55.47
Income from Investment Operations
Net investment income (loss) E	1.15	.02
Net realized and unrealized gain (loss)	(5.87)	2.79
Total from investment operations	(4.72)	2.81
Distributions from net investment income	(.19)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.39)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.38	$ 57.48
Total Return B, C, D	(8.26)%	5.14%
Ratios to Average Net Assets F, I
Expenses before reductions	1.34%	1.37% A
Expenses net of fee waivers, if any	1.34%	1.37% A
Expenses net of all reductions	1.34%	1.34% A
Net investment income (loss)	2.05%	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,407	$ 115,626
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.47	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.99	.01
Net realized and unrealized gain (loss)	(5.85)	2.79
Total from investment operations	(4.86)	2.80
Distributions from net investment income	(.15)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.35)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.27	$ 57.47
Total Return B, C, D	(8.50)%	5.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.61%	1.63% A
Expenses net of fee waivers, if any	1.61%	1.63% A
Expenses net of all reductions	1.61%	1.60% A
Net investment income (loss)	1.78%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,020	$ 36,820
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.72	(.02)
Net realized and unrealized gain (loss)	(5.84)	2.79
Total from investment operations	(5.12)	2.77
Distributions from net investment income	(.07)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.27)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.06	$ 57.44
Total Return B, C, D	(8.94)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.12% A
Expenses net of fee waivers, if any	2.10%	2.12% A
Expenses net of all reductions	2.10%	2.10% A
Net investment income (loss)	1.29%	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,114	$ 20,392
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.73	(.02)
Net realized and unrealized gain (loss)	(5.84)	2.79
Total from investment operations	(5.11)	2.77
Distributions from net investment income	(.09)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.29)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.05	$ 57.44
Total Return B, C, D	(8.93)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.08%	2.09% A
Expenses net of fee waivers, if any	2.08%	2.09% A
Expenses net of all reductions	2.08%	2.07% A
Net investment income (loss)	1.31%	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,203	$ 48,329
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 57.50	$ 47.29	$ 28.69	$ 67.90	$ 41.13
Income from Investment Operations
Net investment income (loss) B	1.34	1.07	.72	.83	.68
Net realized and unrealized gain (loss)	(5.88)	11.00	18.32	(37.74)	27.43
Total from investment operations	(4.54)	12.07	19.04	(36.91)	28.11
Distributions from net investment income	(.29)	(1.49)	(.46)	(.65)	(.61)
Distributions from net realized gain	(.20)	(.39)	-	(1.72)	(.77)
Total distributions	(.49)	(1.88)	(.46)	(2.37)	(1.38)
Redemption fees added to paid in capital B	.01	.02	.02	.07	.04
Net asset value, end of period	$ 52.48	$ 57.50	$ 47.29	$ 28.69	$ 67.90
Total Return A	(7.96)%	25.91%	67.88%	(56.20)%	70.35%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	1.03%	1.07%	1.02%	1.00%
Expenses net of fee waivers, if any	1.00%	1.03%	1.07%	1.02%	1.00%
Expenses net of all reductions	1.00%	1.01%	1.05%	1.00%	.98%
Net investment income (loss)	2.39%	2.10%	2.04%	1.41%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,884,301	$ 4,283,462	$ 4,043,748	$ 2,225,606	$ 6,219,690
Portfolio turnover rate D	11%	56% F	52%	51%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 57.49	$ 55.47
Income from Investment Operations
Net investment income (loss) D	1.32	.03
Net realized and unrealized gain (loss)	(5.88)	2.79
Total from investment operations	(4.56)	2.82
Distributions from net investment income	(.23)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.43)	(.80)
Redemption fees added to paid in capital D	.01	- J
Net asset value, end of period	$ 52.51	$ 57.49
Total Return B, C	(7.98)%	5.15%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.08% A
Expenses net of fee waivers, if any	1.04%	1.08% A
Expenses net of all reductions	1.04%	1.06% A
Net investment income (loss)	2.35%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,603	$ 12,868
Portfolio turnover rate F	11%	56% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,438,494,908
Gross unrealized depreciation	(60,426,525)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,378,068,383

Tax Cost	$ 1,798,937,632

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,016,899
Capital loss carryforward	$ (96,320,871)
Net unrealized appreciation (depreciation)	$ 1,378,167,010

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 37,999,721	$ 152,546,775

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $432,655,967 and $1,472,546,394, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which are based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 267,457	$ 5,858
Class T	.25%	.25%	161,457	1,475
Class B	.75%	.25%	173,640	130,230
Class C	.75%	.25%	436,724	63,761
			$ 1,039,278	$ 201,324

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62,781
Class T	8,150
Class B*	14,426
Class C*	5,552
$ 90,909

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 312,176.29
Class T	101,225.31
Class B	52,537.30
Class C	122,538.28
Latin America	7,524,751.21
Institutional Class	28,490.24
	$ 8,141,717

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,495 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,398,611.39%		$ 8,383

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,344 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $397,722. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Latin America's operating expenses. During the period, this reimbursement reduced the class' expenses by $45,747.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,294 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010A
From net investment income
Class A	$ 387,219	$ 1,442
Class T	94,474	1,442
Class B	23,836	1,442
Class C	78,469	1,442
Latin America	21,655,692	118,553,199
Institutional Class	52,446	1,442
Total	$ 22,292,136	$ 118,560,409
From net realized gain
Class A	$ 407,401	$ -
Class T	127,447	-
Class B	68,279	-
Class C	170,156	-
Latin America	14,889,803	33,986,366
Institutional Class	44,499	-
Total	$ 15,707,585	$ 33,986,366

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010A	2011	2010A
Class A
Shares sold	412,254	41,687	$ 23,066,057	$ 2,369,263
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	2,023,866	-	113,640,086
Reinvestment of distributions	12,195	26	706,536	1,442
Shares redeemed	(691,058)	(53,951)	(38,328,762)	(3,076,408)
Net increase (decrease)	(266,609)	2,011,628	$ (14,556,169)	$ 112,934,383

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010A	2011	2010A
Class T
Shares sold	87,514	18,758	$ 4,903,931	$ 1,058,068
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	637,585	-	35,800,407
Reinvestment of distributions	3,721	26	215,680	1,442
Shares redeemed	(234,128)	(15,626)	(12,893,248)	(885,588)
Net increase (decrease)	(142,893)	640,743	$ (7,773,637)	$ 35,974,329
Class B
Shares sold	11,256	3,456	$ 626,261	$ 192,197
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	359,402	-	20,176,816
Reinvestment of distributions	1,326	26	76,906	1,442
Shares redeemed	(96,470)	(7,861)	(5,351,844)	(450,086)
Net increase (decrease)	(83,888)	355,023	$ (4,648,677)	$ 19,920,369
Class C
Shares sold	137,950	17,327	$ 7,785,005	$ 976,205
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	840,828	-	47,204,057
Reinvestment of distributions	3,829	26	222,012	1,442
Shares redeemed	(306,800)	(16,791)	(16,851,535)	(947,712)
Net increase (decrease)	(165,021)	841,390	$ (8,844,518)	$ 47,233,992
Latin America
Shares sold	8,382,994	22,062,249	$ 474,305,310	$ 1,142,552,819
Reinvestment of distributions	609,933	2,770,809	35,291,350	147,652,381
Shares redeemed	(28,534,583)	(35,850,914)	(1,586,342,682)	(1,794,503,952)
Net increase (decrease)	(19,541,656)	(11,017,856)	$ (1,076,746,022)	$ (504,298,752)
Institutional Class
Shares sold	72,884	3,784	$ 4,108,817	$ 212,699
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	228,366	-	12,822,761
Reinvestment of distributions	1,178	26	68,214	1,442
Shares redeemed	(115,010)	(8,368)	(6,478,861)	(476,457)
Net increase (decrease)	(40,948)	223,808	$ (2,301,830)	$ 12,560,445

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On October 1, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Latin America Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 6, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objectives and lower expenses. The acquisition was accomplished by an exchange of 2,023,866 Class A shares, 637,585 Class T shares, 359,402 Class B shares, 840,828 Class C shares, and 228,366 Institutional Class shares of the Fund, respectively, for 2,219,330 Class A shares, 700,912 Class T shares, 400,205 Class B shares, 940,861 Class C shares, and 245,559 Institutional Class shares then outstanding (valued at $51.20, $51.08, $50.42, $50.17 and $52.22 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $229,225,487, unrealized appreciation of $95,362,395, and net other assets of $418,642, were combined with the Fund's net assets of $4,149,781,255 for total net assets after the acquisition of $4,379,425,384.

Annual Report

12. Merger Information - continued

Pro forma results of operations of the combined entity for the entire year ended October 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 90,969,628
Total net realized gain (loss)	302,327,523
Total change in net unrealized appreciation (depreciation)	548,871,563
Net increase (decrease) in net assets resulting from operations	$ 942,168,714

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since October 1, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/05/2011	12/02/2011	$0.683	-

Class T	12/05/2011	12/02/2011	$0.515	-

Class B	12/05/2011	12/02/2011	$0.231	-

Class C	12/05/2011	12/02/2011	$0.219	-

A percentage of the dividends distributed during fiscal year may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 3, 2010	December 30, 2010
Class A	49%	92%
Class T	54%	92%
Class B	69%	92%
Class C	64%	92%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/06/2010	$0.317	$0.0538
Class A	12/31/2010	$0.023	$0.0000
Class T	12/06/2010	$0.285	$0.0538
Class T	12/31/2010	$0.023	$0.0000
Class B	12/06/2010	$0.225	$0.0538
Class B	12/31/2010	$0.023	$0.0000
Class C	12/06/2010	$0.242	$0.0538
Class C	12/31/2010	$0.023	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor classes of the fund had less than one year of performance as of December 31, 2010.)

Fidelity Latin America Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

FALAA-UANN-1211
1.917416.101

Fidelity Advisor®

Latin America Fund

Institutional Class

Annual Report

October 31, 2011

Institutional Class is a class of
Fidelity® Latin America Fund

Contents

Chairman's Message	(Click Here)	The Chairman's message to shareholders.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view each fund's most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(The Acting Chairman's photo appears here.)

Dear Shareholder:

Global equity markets began the fourth quarter on a strong note, sharply reversing course in October amid strong corporate earnings, better-than-expected economic news and the promise of a resolution to the sovereign debt crisis in Europe. The mini rally followed a third quarter marked by a significant downturn in July and August, which heightened investor anxiety and set off a wave of volatility that hampered most major asset classes through the end of September. Financial markets are difficult to predict, of course, but you can help put the odds in your favor by following these time-tested investment principles.

One of the basic tenets is to invest according to your time horizon. For long-term investors, riding out the markets' inevitable ups and downs has proven much more effective than making decisions based on short-term developments. If your goal is approaching, you can also benefit from patience and restraint, rather than attempting to time the market. No matter your time horizon, missing only a few of the markets' best days can significantly diminish returns. Patience also affords the benefits of compounding - earning interest on additional income or reinvested dividends and capital gains. While staying the course doesn't eliminate risk, it can considerably lessen the negative impact of short-term downturns.

Asset allocation is another principle to manage risk. As you spread your portfolio among the asset classes, be sure to consider your time horizon, risk tolerance and investment objectives. Younger investors may be better served by emphasizing equities, which historically have been the best-performing asset class over time. Investors who are nearing a specific goal, such as retirement or sending a child to college, may choose to favor bonds and other investments that have tended to be more stable. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. After deciding on a suitable allocation strategy, make sure your portfolio is adequately diversified, with exposure to stocks of small-, mid- and large-cap companies in a range of sectors, for example. And today, more than ever, geographic diversification should be taken into account.

Lastly, investing a certain amount of money on a regular basis - a principle known as dollar-cost averaging - can help lower the average cost of your purchases, while also giving you the discipline to avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to learn more by visiting us on the Internet, dropping by one of our Investor Centers or calling us by phone. It is our privilege to provide the resources you need to choose investments that are right for you.

Sincerely,

(The Acting Chairman's signature appears here.)

James C. Curvey
Acting Chairman

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2011	Past 1 year	Past 5 years	Past 10 years
Institutional Class A	-7.98%	7.73%	20.26%

A The initial offering of Institutional Class shares took place on September 28, 2010. Returns prior to September 28, 2010 are those of Fidelity® Latin America Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Latin America Fund - Institutional Class on October 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the MSCI® EM (Emerging Markets) Latin America Index performed over the same period. The initial offering of Institutional Class took place on September 28, 2010. See above for additional information regarding the performance of Institutional Class.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets stocks concluded the 12-month period ending October 31, 2011, on a strong note, reversing direction in October amid hope for a resolution to the sovereign debt crisis in Europe. The brief rally, on top of a robust first half of the period, could only partially offset the negative impact of a five-month downturn that began in May and intensified in August and September, as investors began to flee riskier securities due to the debt debacle, concern the U.S. economy may contract and worry about a significant slowdown in China. For the year, the MSCI® Emerging Markets Index declined 7.44%, hampered in part by global currency fluctuation. The index gained roughly 13% in October, after falling 9% in August and about 15% in September. For the full year, returns across the individual country components of the emerging-markets index were decidedly negative. Several of the largest countries in the index struggled, especially India (-20%), China (-17%) and Brazil (-12%), as did Turkey (-34%). Conversely, South Korea had the strongest result, gaining about 7%, while another sizable index component, Russia, returned roughly 1%. Smaller constituents Indonesia (+5%) and Malaysia (+4%) also finished in positive territory. A trio of countries had negative returns but outpaced the index: Mexico (-1%), Taiwan (-2%) and South Africa (-3%).

Comments from Adam Kutas, Portfolio Manager of Fidelity Advisor® Latin America Fund: For the year, the fund's Institutional Class shares returned -7.98%, outperforming the -10.27% return of the MSCI® EM (Emerging Markets) Latin America Index. The fund benefited from strong market selection in telecommunication services and from overweighting consumer staples, particularly in the food, beverage and tobacco industry. Geographically, we were helped by very strong stock selection in Brazil. The top individual contributors all came from that country: telecom companies TIM Participacoes and Vivo Participacoes, the latter of which was no longer held at period end; tobacco company Souza Cruz and beverage distributor Bebidas das Americas; electric power producer AES Tiete; and not owning steel company and underperforming index component Siderurgica Nacional. Conversely, unfavorable security selection in the consumer discretionary sector hurt - although this was offset somewhat by underweighting this lagging group - particularly in consumer durables/apparel. Underweighting information technology also detracted. Weak market positioning in Mexico and the underperformance of our Chilean holdings proved problematic. Individual detractors included untimely ownership of beverage company Fomento Economico Mexicano; not owning outperforming index component and electronics retailer Grupo Elektra; underweighting two index heavyweights from Brazil - integrated oil company Petroleo Brasileiro (Petrobras) and iron ore producer Vale; and our investment in Chilean iron and steel manufacturer CAP.

Note to shareholders: Fidelity Advisor Latin America Fund may invest up to 35% of its total assets in any industry that represents more than 20% of the Latin American market. As of October 31, 2011, the fund did not have more than 25% of its total assets in any one industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Latin America Fund

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2011 to October 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value May 1, 2011	Ending Account Value October 31, 2011	Expenses Paid During Period* May 1, 2011 to October 31, 2011
Class A	1.34%
Actual		$ 1,000.00	$ 869.80	$ 6.32
HypotheticalA		$ 1,000.00	$ 1,018.45	$ 6.82
Class T	1.60%
Actual		$ 1,000.00	$ 868.70	$ 7.54
HypotheticalA		$ 1,000.00	$ 1,017.14	$ 8.13
Class B	2.09%
Actual		$ 1,000.00	$ 866.70	$ 9.83
HypotheticalA		$ 1,000.00	$ 1,014.67	$ 10.61
Class C	2.08%
Actual		$ 1,000.00	$ 866.60	$ 9.79
HypotheticalA		$ 1,000.00	$ 1,014.72	$ 10.56
Latin America	1.00%
Actual		$ 1,000.00	$ 871.20	$ 4.72
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09
Institutional Class	1.03%
Actual		$ 1,000.00	$ 871.10	$ 4.86
HypotheticalA		$ 1,000.00	$ 1,020.01	$ 5.24

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Fidelity Latin America Fund

Investment Changes (Unaudited)

Geographic Diversification (% of fund's net assets)
As of October 31, 2011
Brazil	56.9%
Mexico	19.5%
Chile	12.4%
Colombia	3.6%
United States of America	2.8%
Peru	2.3%
Luxembourg	1.4%
Canada	0.8%
Norway	0.3%

Percentages are adjusted for the effect of futures contracts, if applicable.
As of April 30, 2011
Brazil	60.1%
Mexico	17.7%
Chile	12.9%
United States of America	3.0%
Colombia	2.7%
Peru	1.7%
Luxembourg	1.3%
Canada	0.6%

Percentages are adjusted for the effect of futures contracts, if applicable.
Asset Allocation
	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.0	98.4
Short-Term Investments and Net Other Assets	2.0	1.6
Top Ten Stocks as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
America Movil SAB de CV Series L (Mexico, Wireless Telecommunication Services)	9.2	8.3
Itau Unibanco Banco Multiplo SA (Brazil, Commercial Banks)	8.5	8.5
Vale SA (PN-A) (Brazil, Metals & Mining)	5.4	5.8
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR (Brazil, Beverages)	4.6	4.5
Wal-Mart de Mexico SA de CV Series V (Mexico, Food & Staples Retailing)	4.6	4.6
Petroleo Brasileiro SA - Petrobras sponsored ADR (Brazil, Oil, Gas & Consumable Fuels)	3.8	4.7
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.) (Brazil, Oil, Gas & Consumable Fuels)	3.6	3.5
CAP SA (Chile, Metals & Mining)	3.4	3.5
Banco Bradesco SA (PN) (Brazil, Commercial Banks)	3.0	3.5
Vale SA sponsored ADR (Brazil, Metals & Mining)	2.7	3.4
	48.8
Market Sectors as of October 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	18.4	19.5
Materials	18.0	17.9
Financials	17.9	18.4
Telecommunication Services	16.1	14.4
Energy	12.9	15.1
Utilities	7.1	6.6
Industrials	4.3	3.5
Consumer Discretionary	3.2	3.0
Health Care	0.1	0.0

Annual Report

Fidelity Latin America Fund

Investments October 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Brazil - 56.9%
AES Tiete SA (PN) (non-vtg.)	4,965,445	$ 70,757,302
Banco Bradesco SA:
(PN)	3,184,616	57,583,465
(PN) sponsored ADR	1,774,697	32,299,485
Brasil Foods SA	1,040,200	21,655,690
Brasil Insurance Participacoes e Administracao SA	780,000	7,494,759
Braskem SA Class A sponsored ADR	286,200	5,163,048
Brookfield Incorporacoes SA	5,954,800	22,887,072
Companhia de Bebidas das Americas (AmBev):
(PN) sponsored ADR	4,151,130	139,976,104
sponsored ADR	341,225	9,189,189
Companhia de Concessoes Rodoviarias	1,623,600	44,674,528
CPFL Energia SA sponsored ADR (d)	1,366,799	35,523,106
Eletropaulo Metropolitana SA (PN-B)	1,220,220	21,886,080
Itau Unibanco Banco Multiplo SA	3,470,631	66,150,566
Itau Unibanco Banco Multiplo SA sponsored ADR	10,085,003	192,825,257
Itausa-Investimentos Itau SA (PN)	4,827,500	30,221,072
Light SA	1,068,500	16,644,756
Lojas Americanas SA (PN)	3,561,037	31,313,568
Lupatech SA (a)	981,100	5,142,034
Multiplus SA	1,777,500	30,018,344
OGX Petroleo e Gas Participacoes SA (a)	1,674,600	13,847,729
Petroleo Brasileiro SA - Petrobras:
(ON)	908,128	12,205,680
(PN) (non-vtg.)	8,786,971	109,095,168
(PN) sponsored ADR (d)	2,847,161	72,004,702
sponsored ADR	4,254,220	114,906,482
Souza Cruz Industria Comerico	5,964,700	73,151,981
TAM SA (PN) sponsored ADR (ltd. vtg.) (d)	2,494,846	50,121,456
Telefonica Brasil SA	1,210,613	35,214,372
Telefonica Brasil SA sponsored ADR (a)	1,428,583	41,457,479
TIM Participacoes SA	5,577,495	28,842,392
TIM Participacoes SA sponsored ADR (d)	1,553,224	40,445,953
Tractebel Energia SA	776,000	12,427,207
Usinas Siderurgicas de Minas Gerais SA - Usiminas	1,684,750	24,184,188
Usinas Siderurgicas de Minas Gerais SA - Usiminas (PN-A) (non-vtg.)	3,539,400	24,321,523
Vale SA:
(PN-A)	1,755,200	41,702,865
(PN-A) sponsored ADR	5,163,929	121,868,724
sponsored ADR	3,257,362	82,769,568
TOTAL BRAZIL		1,739,972,894

	Shares	Value
Canada - 0.8%
Petrominerales Ltd.	655,300	$ 17,288,850
Silver Standard Resources, Inc. (a)	372,300	7,293,360
TOTAL CANADA		24,582,210
Chile - 12.4%
Banco Santander Chile sponsored ADR (d)	995,186	81,286,792
CAP SA	2,723,464	105,064,197
CFR Pharmaceuticals SA	17,206,348	4,073,756
Compania Cervecerias Unidas SA	3,361,122	38,073,744
Compania Cervecerias Unidas SA sponsored ADR (d)	202,200	11,582,016
Empresa Nacional de Electricidad SA	5,333,893	8,545,988
Empresa Nacional de Telecomunicaciones SA (ENTEL)	1,795,610	35,549,384
Enersis SA	34,899,771	14,167,907
Enersis SA sponsored ADR	1,805,047	35,433,073
SACI Falabella	4,770,394	44,787,870
TOTAL CHILE		378,564,727
Colombia - 3.6%
BanColombia SA sponsored ADR (d)	304,029	18,965,329
Bolsa de Valores de Colombia	576,460,285	10,287,320
Ecopetrol SA	25,394,899	54,437,115
Empresa de Telecomunicaciones de Bogota	34,198,589	10,409,866
Grupo de Inversiones Surameric	946,202	16,621,929
Grupo de Inversiones Surameric rights 11/22/11 (a)	275,614	41,357
TOTAL COLOMBIA		110,762,916
Luxembourg - 1.4%
Millicom International Cellular SA (depositary receipt)	191,813	21,139,134
Ternium SA sponsored ADR	943,707	23,158,570
TOTAL LUXEMBOURG		44,297,704
Mexico - 19.5%
America Movil SAB de CV:
Series L	5,073,400	6,478,796
Series L sponsored ADR	10,878,828	276,539,807
Bolsa Mexicana de Valores SA de CV	13,306,500	21,757,681
Coca-Cola FEMSA SAB de CV sponsored ADR	209,100	18,724,905
Compartamos SAB de CV	7,429,600	11,484,515
Fomento Economico Mexicano SAB de CV sponsored ADR	289,400	19,404,270
Grupo Comercial Chedraui de CV	5,604,100	13,492,602
Grupo Modelo SAB de CV Series C	3,093,800	19,624,041
Industrias Penoles SA de CV	712,955	28,689,693
Common Stocks - continued
	Shares	Value
Mexico - continued
Kimberly-Clark de Mexico SA de CV Series A	6,939,600	$ 39,501,092
Wal-Mart de Mexico SA de CV Series V	54,347,670	140,396,567
TOTAL MEXICO		596,093,969
Norway - 0.3%
Copeinca ASA (a)	1,297,051	8,410,005
Peru - 2.3%
Alicorp SA Class C	3,055,222	6,772,326
Compania de Minas Buenaventura SA sponsored ADR	1,582,600	64,775,818
TOTAL PERU		71,548,144
United States of America - 0.8%
Southern Copper Corp.	812,400	24,924,432
TOTAL COMMON STOCKS (Cost $1,609,339,679)		2,999,157,001
Money Market Funds - 5.8%
	Shares	Value
Fidelity Cash Central Fund, 0.12% (b)	38,877,614	$ 38,877,614
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	138,971,400	138,971,400
TOTAL MONEY MARKET FUNDS (Cost $177,849,014)		177,849,014
TOTAL INVESTMENT PORTFOLIO - 103.8% (Cost $1,787,188,693)	3,177,006,015
NET OTHER ASSETS (LIABILITIES) - (3.8)%	(116,357,760)
NET ASSETS - 100%	$ 3,060,648,255
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 45,797
Fidelity Securities Lending Cash Central Fund	397,722
Total	$ 443,519
Other Information

The following is a summary of the inputs used, as of October 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Brazil	$ 1,739,972,894	$ 1,739,972,894	$ -	$ -
Mexico	596,093,969	596,093,969	-	-
Chile	378,564,727	378,564,727	-	-
Colombia	110,762,916	110,721,559	41,357	-
Peru	71,548,144	71,548,144	-	-
Luxembourg	44,297,704	44,297,704	-	-
United States of America	24,924,432	24,924,432	-	-
Canada	24,582,210	24,582,210	-	-
Norway	8,410,005	8,410,005	-	-
Money Market Funds	177,849,014	177,849,014	-	-
Total Investments in Securities:	$ 3,177,006,015	$ 3,176,964,658	$ 41,357	$ -
Income Tax Information

At October 31, 2011, the Fund had a capital loss carryforward of approximately $96,320,870 of which $22,463,155 and $73,857,715 will expire in fiscal 2016 and 2017, respectively. Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited.

The capital loss carryforward expiring October 31, 2016 was acquired from Fidelity Advisor Latin America Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund

Financial Statements

Statement of Assets and Liabilities

	October 31, 2011

Assets
Investment in securities, at value (including securities loaned of $132,968,419) - See accompanying schedule: Unaffiliated issuers (cost $1,609,339,679)	$ 2,999,157,001
Fidelity Central Funds (cost $177,849,014)	177,849,014
Total Investments (cost $1,787,188,693)		$ 3,177,006,015
Foreign currency held at value (cost $12,549,606)		12,617,377
Receivable for investments sold		2,097,234
Receivable for fund shares sold		2,521,871
Dividends receivable		17,868,344
Distributions receivable from Fidelity Central Funds		19,346
Prepaid expenses		11,748
Other receivables		251,992
Total assets		3,212,393,927

Liabilities
Payable for investments purchased	$ 5,902,112
Payable for fund shares redeemed	4,206,545
Accrued management fee	1,696,988
Distribution and service plan fees payable	65,704
Other affiliated payables	671,439
Other payables and accrued expenses	231,484
Collateral on securities loaned, at value	138,971,400
Total liabilities		151,745,672

Net Assets		$ 3,060,648,255
Net Assets consist of:
Paid in capital		$ 1,744,785,826
Undistributed net investment income		34,016,290
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(108,069,810)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,389,915,949
Net Assets		$ 3,060,648,255

Statement of Assets and Liabilities - continued

October 31, 2011

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($91,406,884 ÷ 1,745,019 shares)	$ 52.38

Maximum offering price per share (100/94.25 of $52.38)	$ 55.58
Class T: Net Asset Value and redemption price per share ($26,020,229 ÷ 497,850 shares)	$ 52.27

Maximum offering price per share (100/96.50 of $52.27)	$ 54.17
Class B: Net Asset Value and offering price per share ($14,113,935 ÷ 271,135 shares)A	$ 52.06

Class C: Net Asset Value and offering price per share ($35,203,130 ÷ 676,369 shares)A	$ 52.05

Latin America: Net Asset Value, offering price and redemption price per share ($2,884,301,428 ÷ 54,955,792 shares)	$ 52.48

Institutional Class: Net Asset Value, offering price and redemption price per share ($9,602,649 ÷ 182,860 shares)	$ 52.51

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Latin America Fund
Financial Statements - continued

Statement of Operations

	Year ended October 31, 2011

Investment Income
Dividends		$ 140,014,056
Interest		157
Income from Fidelity Central Funds		443,519
Income before foreign taxes withheld		140,457,732
Less foreign taxes withheld		(10,432,951)
Total income		130,024,781

Expenses
Management fee	$ 27,173,065
Transfer agent fees	8,141,717
Distribution and service plan fees	1,039,278
Accounting and security lending fees	1,494,378
Custodian fees and expenses	1,577,432
Independent trustees' compensation	21,700
Registration fees	137,345
Audit	65,324
Legal	31,816
Interest	8,383
Miscellaneous	44,176
Total expenses before reductions	39,734,614
Expense reductions	(84,041)	39,650,573
Net investment income (loss)		90,374,208
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	338,788,328
Foreign currency transactions	(764,969)
Total net realized gain (loss)		338,023,359
Change in net unrealized appreciation (depreciation) on: Investment securities	(733,223,257)
Assets and liabilities in foreign currencies	84,819
Total change in net unrealized appreciation (depreciation)		(733,138,438)
Net gain (loss)		(395,115,079)
Net increase (decrease) in net assets resulting from operations		$ (304,740,871)

Statement of Changes in Net Assets

	Year ended October 31, 2011	Year ended October 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 90,374,208	$ 87,692,165
Net realized gain (loss)	338,023,359	293,510,668
Change in net unrealized appreciation (depreciation)	(733,138,438)	519,183,458
Net increase (decrease) in net assets resulting from operations	(304,740,871)	900,386,291
Distributions to shareholders from net investment income	(22,292,136)	(118,560,409)
Distributions to shareholders from net realized gain	(15,707,585)	(33,986,366)
Total distributions	(37,999,721)	(152,546,775)
Share transactions - net increase (decrease)	(1,114,870,853)	(275,675,234)
Redemption fees	763,732	1,583,234
Total increase (decrease) in net assets	(1,456,847,713)	473,747,516

Net Assets
Beginning of period	4,517,495,968	4,043,748,452
End of period (including undistributed net investment income of $34,016,290 and undistributed net investment income of $12,014,368, respectively)	$ 3,060,648,255	$ 4,517,495,968

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.48	$ 55.47
Income from Investment Operations
Net investment income (loss) E	1.15	.02
Net realized and unrealized gain (loss)	(5.87)	2.79
Total from investment operations	(4.72)	2.81
Distributions from net investment income	(.19)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.39)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.38	$ 57.48
Total Return B, C, D	(8.26)%	5.14%
Ratios to Average Net Assets F, I
Expenses before reductions	1.34%	1.37% A
Expenses net of fee waivers, if any	1.34%	1.37% A
Expenses net of all reductions	1.34%	1.34% A
Net investment income (loss)	2.05%	.39% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,407	$ 115,626
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class T

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.47	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.99	.01
Net realized and unrealized gain (loss)	(5.85)	2.79
Total from investment operations	(4.86)	2.80
Distributions from net investment income	(.15)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.35)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.27	$ 57.47
Total Return B, C, D	(8.50)%	5.12%
Ratios to Average Net Assets F, I
Expenses before reductions	1.61%	1.63% A
Expenses net of fee waivers, if any	1.61%	1.63% A
Expenses net of all reductions	1.61%	1.60% A
Net investment income (loss)	1.78%	.13% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,020	$ 36,820
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.72	(.02)
Net realized and unrealized gain (loss)	(5.84)	2.79
Total from investment operations	(5.12)	2.77
Distributions from net investment income	(.07)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.27)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.06	$ 57.44
Total Return B, C, D	(8.94)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.10%	2.12% A
Expenses net of fee waivers, if any	2.10%	2.12% A
Expenses net of all reductions	2.10%	2.10% A
Net investment income (loss)	1.29%	(.36)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 14,114	$ 20,392
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

Financial Highlights - Class C

Years ended October 31,	2011	2010 H
Selected Per-Share Data
Net asset value, beginning of period	$ 57.44	$ 55.47
Income from Investment Operations
Net investment income (loss) E	.73	(.02)
Net realized and unrealized gain (loss)	(5.84)	2.79
Total from investment operations	(5.11)	2.77
Distributions from net investment income	(.09)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.29)	(.80)
Redemption fees added to paid in capital E	.01	- K
Net asset value, end of period	$ 52.05	$ 57.44
Total Return B, C, D	(8.93)%	5.06%
Ratios to Average Net Assets F, I
Expenses before reductions	2.08%	2.09% A
Expenses net of fee waivers, if any	2.08%	2.09% A
Expenses net of all reductions	2.08%	2.07% A
Net investment income (loss)	1.31%	(.34)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,203	$ 48,329
Portfolio turnover rate G	11%	56% J

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. G Amount does not include the portfolio activity of any underlying Fidelity Central Funds. H For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. J The portfolio turnover rate does not include the assets acquired in the merger. K Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Latin America

Years ended October 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 57.50	$ 47.29	$ 28.69	$ 67.90	$ 41.13
Income from Investment Operations
Net investment income (loss) B	1.34	1.07	.72	.83	.68
Net realized and unrealized gain (loss)	(5.88)	11.00	18.32	(37.74)	27.43
Total from investment operations	(4.54)	12.07	19.04	(36.91)	28.11
Distributions from net investment income	(.29)	(1.49)	(.46)	(.65)	(.61)
Distributions from net realized gain	(.20)	(.39)	-	(1.72)	(.77)
Total distributions	(.49)	(1.88)	(.46)	(2.37)	(1.38)
Redemption fees added to paid in capital B	.01	.02	.02	.07	.04
Net asset value, end of period	$ 52.48	$ 57.50	$ 47.29	$ 28.69	$ 67.90
Total Return A	(7.96)%	25.91%	67.88%	(56.20)%	70.35%
Ratios to Average Net Assets C, E
Expenses before reductions	1.00%	1.03%	1.07%	1.02%	1.00%
Expenses net of fee waivers, if any	1.00%	1.03%	1.07%	1.02%	1.00%
Expenses net of all reductions	1.00%	1.01%	1.05%	1.00%	.98%
Net investment income (loss)	2.39%	2.10%	2.04%	1.41%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,884,301	$ 4,283,462	$ 4,043,748	$ 2,225,606	$ 6,219,690
Portfolio turnover rate D	11%	56% F	52%	51%	52%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. B Calculated based on average shares outstanding during the period. C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. D Amount does not include the portfolio activity of any underlying Fidelity Central Funds. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F The portfolio turnover rate does not include the assets acquired in the merger.

Financial Highlights - Institutional Class

Years ended October 31,	2011	2010 G
Selected Per-Share Data
Net asset value, beginning of period	$ 57.49	$ 55.47
Income from Investment Operations
Net investment income (loss) D	1.32	.03
Net realized and unrealized gain (loss)	(5.88)	2.79
Total from investment operations	(4.56)	2.82
Distributions from net investment income	(.23)	(.80)
Distributions from net realized gain	(.20)	-
Total distributions	(.43)	(.80)
Redemption fees added to paid in capital D	.01	- J
Net asset value, end of period	$ 52.51	$ 57.49
Total Return B, C	(7.98)%	5.15%
Ratios to Average Net Assets E, H
Expenses before reductions	1.04%	1.08% A
Expenses net of fee waivers, if any	1.04%	1.08% A
Expenses net of all reductions	1.04%	1.06% A
Net investment income (loss)	2.35%	.68% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,603	$ 12,868
Portfolio turnover rate F	11%	56% I

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown. D Calculated based on average shares outstanding during the period. E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds. F Amount does not include the portfolio activity of any underlying Fidelity Central Funds. G For the period September 28, 2010 (commencement of sale of shares) to October 31, 2010. H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. I The portfolio turnover rate does not include the assets acquired in the merger. J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2011

1. Organization.

Fidelity Latin America Fund (the Fund) is a non-diversified fund of Fidelity Investment Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Latin America and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Effective after the close of business on September 1, 2010, Class B shares were closed to new accounts and additional purchases, except for exchanges and reinvestments by existing shareholders. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of October 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements. A fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,438,494,908
Gross unrealized depreciation	(60,426,525)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,378,068,383

Tax Cost	$ 1,798,937,632

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 34,016,899
Capital loss carryforward	$ (96,320,871)
Net unrealized appreciation (depreciation)	$ 1,378,167,010

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the Act), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund's first fiscal year end subject to the Act will be October 31, 2012.

The tax character of distributions paid was as follows:

	October 31, 2011	October 31, 2010
Ordinary Income	$ 37,999,721	$ 152,546,775

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days are subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update changes the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The update is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $432,655,967 and $1,472,546,394, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and a group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which are based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 267,457	$ 5,858
Class T	.25%	.25%	161,457	1,475
Class B	.75%	.25%	173,640	130,230
Class C	.75%	.25%	436,724	63,761
			$ 1,039,278	$ 201,324

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 62,781
Class T	8,150
Class B*	14,426
Class C*	5,552
$ 90,909

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Class A	$ 312,176.29
Class T	101,225.31
Class B	52,537.30
Class C	122,538.28
Latin America	7,524,751.21
Institutional Class	28,490.24
	$ 8,141,717

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,495 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,398,611.39%		$ 8,383

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,344 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $397,722. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

FMR voluntarily agreed to reimburse a portion of Latin America's operating expenses. During the period, this reimbursement reduced the class' expenses by $45,747.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $38,294 for the period.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2011	2010A
From net investment income
Class A	$ 387,219	$ 1,442
Class T	94,474	1,442
Class B	23,836	1,442
Class C	78,469	1,442
Latin America	21,655,692	118,553,199
Institutional Class	52,446	1,442
Total	$ 22,292,136	$ 118,560,409
From net realized gain
Class A	$ 407,401	$ -
Class T	127,447	-
Class B	68,279	-
Class C	170,156	-
Latin America	14,889,803	33,986,366
Institutional Class	44,499	-
Total	$ 15,707,585	$ 33,986,366

A Distributions for Class A, Class T, Class B, Class C and Institutional Class are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended October 31,	2011	2010A	2011	2010A
Class A
Shares sold	412,254	41,687	$ 23,066,057	$ 2,369,263
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	2,023,866	-	113,640,086
Reinvestment of distributions	12,195	26	706,536	1,442
Shares redeemed	(691,058)	(53,951)	(38,328,762)	(3,076,408)
Net increase (decrease)	(266,609)	2,011,628	$ (14,556,169)	$ 112,934,383

Annual Report

Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2011	2010A	2011	2010A
Class T
Shares sold	87,514	18,758	$ 4,903,931	$ 1,058,068
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	637,585	-	35,800,407
Reinvestment of distributions	3,721	26	215,680	1,442
Shares redeemed	(234,128)	(15,626)	(12,893,248)	(885,588)
Net increase (decrease)	(142,893)	640,743	$ (7,773,637)	$ 35,974,329
Class B
Shares sold	11,256	3,456	$ 626,261	$ 192,197
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	359,402	-	20,176,816
Reinvestment of distributions	1,326	26	76,906	1,442
Shares redeemed	(96,470)	(7,861)	(5,351,844)	(450,086)
Net increase (decrease)	(83,888)	355,023	$ (4,648,677)	$ 19,920,369
Class C
Shares sold	137,950	17,327	$ 7,785,005	$ 976,205
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	840,828	-	47,204,057
Reinvestment of distributions	3,829	26	222,012	1,442
Shares redeemed	(306,800)	(16,791)	(16,851,535)	(947,712)
Net increase (decrease)	(165,021)	841,390	$ (8,844,518)	$ 47,233,992
Latin America
Shares sold	8,382,994	22,062,249	$ 474,305,310	$ 1,142,552,819
Reinvestment of distributions	609,933	2,770,809	35,291,350	147,652,381
Shares redeemed	(28,534,583)	(35,850,914)	(1,586,342,682)	(1,794,503,952)
Net increase (decrease)	(19,541,656)	(11,017,856)	$ (1,076,746,022)	$ (504,298,752)
Institutional Class
Shares sold	72,884	3,784	$ 4,108,817	$ 212,699
Issued in exchange of shares of Fidelity Advisor Latin America Fund	-	228,366	-	12,822,761
Reinvestment of distributions	1,178	26	68,214	1,442
Shares redeemed	(115,010)	(8,368)	(6,478,861)	(476,457)
Net increase (decrease)	(40,948)	223,808	$ (2,301,830)	$ 12,560,445

A Share transactions for Class A, Class T, Class B, Class C and Institutional Class are for the period September 28, 2010 (commencement of sale of shares) to October 31, 2010.

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

12. Merger Information.

On October 1, 2010 the Fund acquired all of the assets and assumed all of the liabilities of the Fidelity Advisor Latin America Fund ("Target Fund") pursuant to an agreement and plan of reorganization approved by the Board of Trustees ("The Board") on July 6, 2010. The reorganization provides shareholders of the Target Fund access to a larger portfolio with the same investment objectives and lower expenses. The acquisition was accomplished by an exchange of 2,023,866 Class A shares, 637,585 Class T shares, 359,402 Class B shares, 840,828 Class C shares, and 228,366 Institutional Class shares of the Fund, respectively, for 2,219,330 Class A shares, 700,912 Class T shares, 400,205 Class B shares, 940,861 Class C shares, and 245,559 Institutional Class shares then outstanding (valued at $51.20, $51.08, $50.42, $50.17 and $52.22 per share for Class A, Class T, Class B, Class C, and Institutional Class, respectively) of the Target Fund. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The Target Fund's net assets, including securities of $229,225,487, unrealized appreciation of $95,362,395, and net other assets of $418,642, were combined with the Fund's net assets of $4,149,781,255 for total net assets after the acquisition of $4,379,425,384.

Annual Report

12. Merger Information - continued

Pro forma results of operations of the combined entity for the entire year ended October 31, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment income (loss)	$ 90,969,628
Total net realized gain (loss)	302,327,523
Total change in net unrealized appreciation (depreciation)	548,871,563
Net increase (decrease) in net assets resulting from operations	$ 942,168,714

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the acquired fund that have been included in the Fund's accompanying Statement of Operations since October 1, 2010.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Investment Trust and the Shareholders of Fidelity Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Latin America Fund (a fund of Fidelity Investment Trust) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Latin America Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2011

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-Present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-Present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investments Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Latin America Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/05/2011	12/02/2011	$0.845	-

A percentage of the dividends distributed during fiscal year may be taken into account as a dividend for the purposes of the the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	December 3, 2010	December 30, 2010
Institutional Class	44%	92%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/06/2010	$0.350	$0.0538
Institutional Class	12/31/2010	$0.023	$0.0000

The fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Latin America Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for the retail class, as well as the fund's relative investment performance for the retail class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of the retail class of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). (The Advisor classes of the fund had less than one year of performance as of December 31, 2010.)

Fidelity Latin America Fund

The Board noted that the investment performance of the fund was lower than its benchmark for the three- and five-year periods, although the one-year total return of the retail class compared favorably to its benchmark. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 7% means that 93% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fidelity Latin America Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for the period. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investment Advisors
(UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

FALAI-UANN-1211
1.917407.101

Item 2. Code of Ethics

As of the end of the period, October 31, 2011, Fidelity Investment Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Europe Capital Appreciation Fund (the "Fund"):

Services Billed by Deloitte Entities

October 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Europe Capital Appreciation Fund	$43,000	$-	$5,700	$300

October 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Europe Capital Appreciation Fund	$42,000	$-	$5,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Canada Fund, Fidelity China Region Fund, Fidelity Emerging Asia Fund, Fidelity Emerging Markets Fund, Fidelity Europe Fund, Fidelity Japan Fund, Fidelity Japan Smaller Companies Fund, Fidelity Latin America Fund, Fidelity Nordic Fund and Fidelity Pacific Basin (the "Funds"):

Services Billed by PwC

October 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$66,000	$-	$5,100	$3,900
Fidelity China Region Fund	$59,000	$-	$5,100	$2,600
Fidelity Emerging Asia Fund	$61,000	$-	$5,100	$2,500
Fidelity Emerging Markets Fund	$80,000	$-	$5,300	$3,800
Fidelity Europe Fund	$62,000	$-	$8,300	$2,100
Fidelity Japan Fund	$60,000	$-	$5,100	$2,000
Fidelity Japan Smaller Companies Fund	$49,000	$-	$5,100	$1,800
Fidelity Latin America Fund	$65,000	$-	$5,100	$3,500
Fidelity Nordic Fund	$50,000	$-	$5,100	$1,900
Fidelity Pacific Basin Fund	$62,000	$-	$5,300	$2,100

October 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Canada Fund	$62,000	$-	$4,900	$3,500
Fidelity China Region Fund	$57,000	$-	$4,900	$2,600
Fidelity Emerging Asia Fund	$59,000	$-	$4,900	$2,400
Fidelity Emerging Markets Fund	$78,000	$-	$5,100	$3,700
Fidelity Europe Fund	$61,000	$-	$12,500	$2,600
Fidelity Japan Fund	$58,000	$-	$4,900	$2,100
Fidelity Japan Smaller Companies Fund	$47,000	$-	$4,900	$1,800
Fidelity Latin America Fund	$63,000	$-	$4,900	$3,600
Fidelity Nordic Fund	$47,000	$-	$4,900	$1,800
Fidelity Pacific Basin Fund	$59,000	$-	$5,100	$2,000

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2011A	October 31, 2010A
Audit-Related Fees	$440,000	$720,000
Tax Fees	$-	$-
All Other Fees	$430,000	$790,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2011A	October 31, 2010A
Audit-Related Fees	$3,835,000	$2,150,000
Tax Fees	$-	$-
All Other Fees	$-	$510,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2011 A	October 31, 2010 A
PwC	$5,915,000	$5,285,000
Deloitte Entities	$965,000	$1,605,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Investment Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 30, 2011
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	December 30, 2011